ANNUAL REPORT                                   December 31, 2002

SBL FUND

                                                o Series A (Equity Series)

                                                o Series B (Large Cap Value
                                                  Series)

                                                o Series C (Money Market Series)

                                                o Series D (Global Series)

                                                o Series E (Diversified Income
                                                  Series)

                                                o Series G (Large Cap Growth
                                                  Series)

                                                o Series H (Enhanced Index
                                                  Series)

                                                o Series I (International
                                                  Series)

                                                o Series J (Mid Cap Growth
                                                  Series)

                                                o Series N (Managed Asset
                                                  Allocation Series)

                                                o Series O (Equity Income
                                                  Series)

                                                o Series P (High Yield Series)

                                                o Series Q (Small Cap Value
                                                  Series)

                                                o Series S (Social Awareness
                                                  Series)

                                                o Series T (Technology Series)

                                                o Series V (Mid Cap Value
                                                  Series)

                                                o Series W (Main Street Growth
                                                  and Income(R) Series)

                                                o Series X (Small Cap Growth
                                                  Series)

                                                o Series Y (Select 25 Series)


                       [SECURITY DISTRIBUTORS, INC. LOGO]

                                    SBL FUND
                                DECEMBER 31, 2002
                                  ANNUAL REPORT
                                TABLE OF CONTENTS

Chairman's Letter ...........................................................     2
President's Letter ..........................................................     3
Series Q (Small Cap Value Series) ...........................................     4
Series V (Mid Cap Value Series)  ............................................     9
Series E (Diversified Income Series)  .......................................    13
Series P (High Yield Series) ................................................    19
Series C (Money Market Series)  .............................................    28
Series O (Equity Income Series)  ............................................    31
Series N (Managed Asset Allocation Series)  .................................    36
Series B (Large Cap Value Series)  ..........................................    55
Series Y (Select 25 Series) .................................................    59
Series W (Main Street Growth & Income(R) Series) ............................    62
Series A (Equity Series)  ...................................................    72
Series D (Global Series)  ...................................................    77
Series H (Enhanced Index Series)  ...........................................    82
Series S (Social Awareness Series) ..........................................    92
Series J (Mid Cap Growth Series)  ...........................................    96
Series G (Large Cap Growth Series)  .........................................   100
Series T (Technology Series)  ...............................................   104
Series I (International Series) .............................................   107
Series X (Small Cap Growth Series)  .........................................   112
Statements of Assets and Liabilities ........................................   116
Statements of Operations ....................................................   120
Statements of Changes in Net Assets .........................................   124
Financial Highlights ........................................................   132
Notes to Financial Statements ...............................................   143
Report of Independent Auditors ..............................................   155
Special Stockholders Meeting ................................................   156
Director Disclosure .........................................................   157


               [THE SECURITY BENEFIT GROUP OF COMPANIES(SM) LOGO]

--------------------------------------------------------------------------------

CHAIRMAN'S LETTER
February 15, 2003

[JOHN CLELAND PHOTO]
    John Cleland
Chairman of the Board

TO OUR CONTRACTHOLDERS:

The calendar year 2002 was another difficult year for investors. It was marked by the third consecutive year of negative returns for equity markets and a declining interest rate environment. Declining interest rates, particularly at the short end of the yield curve, have made it difficult for income-oriented investors to find attractive alternatives for the commitment of new funds. Our various portfolios produced mixed returns for investors during the year. Eleven of the 19 SBL Fund portfolios produced investment results above the median of their peer groups. In the following pages, our portfolio managers discuss their strategies and results.

The year 2003 began on a much more positive note. However, as the winds of war continue to increase in velocity, we are reminded once again that the financial markets can be dramatically affected in the short run by factors other than economic conditions.

Any upward pressure on interest rates resulting from growing budget deficits should be largely offset by the continued absence of any inflationary pressures, and the Federal Reserve Board appears unlikely to alter its management of short-term interest rates in the near future.

We continue to believe that a diversified approach to the structure of an investment portfolio is the appropriate course of action. We believe in the year ahead, for the first time in three years, equity investors can look forward to a climate where positive returns are possible. However, in our view, returns will be much more in line with historic averages. Finally, we believe fixed income investors should have an opportunity to, once again, generate positive returns, albeit minimal. Earning the coupon could be a good result for the year.

As always, thank you for your investment confidence, and we invite your questions and comments.

Sincerely,

/s/ JOHN CLELAND

John Cleland
Chairman, the Security Funds



--------------------------------------------------------------------------------

PRESIDENT'S LETTER
February 15, 2003

[JAMES R. SCHMANK PHOTO]
    James R. Schmank,
        President

CLOSING THE BOOKS ON 2002

2002 is in the record books and finished as the third consecutive year of equity market underperformance. Very few economists predicted the degree of weakness that existed in the markets as the year began, and no one expected the fraudulent corporate accounting events that shook the confidence of investors during the year. Continued threats of terrorism and reemergence of war prospects in the Middle East only exacerbated a very negative environment for financial markets.

Despite the general pall of the markets, resilient consumers spent carefully and benefited from the low interest rate environment maintained by the Federal Reserve. But, increasing unemployment kept optimism in check, and demand for goods and services remained soft. Business profits continued to be elusive, while pressure remained to keep prices low due to the lack of demand and continued cheap imports.

HOPE FOR 2003?

2003 has started with an air of enthusiasm in the hope that many of the negatives are behind us. The economy is clearly in recovery, albeit slowly. Interest rates remain at low levels continuing to fuel strength in the housing markets and in the sale of big-ticket items such as autos. Relief in fiscal policy appears very likely, which should help increase consumer confidence and spending. General consensus exists for a slowly improving economy and positive markets for 2003 at levels near historical averages. However, the "wildcards" of Middle East conflict, terrorism, and their impacts continue to haunt our economy. In this uncertain environment, we continue to believe that active portfolio management such as that provided by Security Management Company, LLC., offers the best opportunity for the return and risk characteristics most investors are seeking.

PLANNING IS KEY

Clearly, these are extremely difficult times in which to invest. It is during these difficult times that we continue to stress certain fundamentals of investing:

     o    Develop a plan and stay with it

     o    Maintain a broad, diversified portfolio

     o    Systematically buy into market weakness(1)

     o    Consult your financial representative

The role of your financial representative is important during these times. Too many investors make significant changes to their portfolios out of fear at exactly the wrong time. Financial success is achieved over time through discipline and planning. The demand for financial advice is growing every day, and you are wise to be working with your representative.

YOUR CONFIDENCE IS APPRECIATED AND RESPECTED

I applaud your selection of the Security Funds family of mutual funds for your investment portfolios. Our funds are professionally managed within defined risk parameters, contain diverse holdings and, we believe, are well positioned for this financial environment. 2002 saw record sales into the financial products we make available as more customers are choosing the Security Funds as an investment partner. We truly appreciate and respect the confidence you have placed in our firm.

Sincerely,

/s/ JAMES R. SCHMANK

James R. Schmank

(1) Systematic investing does not assure profits or protect against loss in a declining market.


--------------------------------------------------------------------------------

SERIES Q (SMALL CAP VALUE SERIES)
February 15, 2003

[STRONG LOGO]
SUBADVISOR,
STRONG CAPITAL MANAGEMENT

[I. CHARLES RINALDI PHOTO]
    I. Charles Rinaldi
     Portfolio Manager

TO OUR CONTRACTHOLDERS:

MARKET CONDITIONS IN 2002

The year 2002 proved to be a tumultuous one for the markets. The economy continued to struggle its way to a recovery, and investors remained concerned over the possibility of war with Iraq. Lack of confidence in the equity markets continued as we witnessed a flow of assets out of equities and into bonds and hard assets such as real estate and precious metals. We also saw a substantial weakening of the U.S. dollar the 4th quarter because the United States continues to experience a substantial trade deficit and record-high borrowing. The small-cap value asset class was not immune to unforgiving volatility in the markets. However, smaller cap names did maintain their lead over their large-cap counterparts for the year.

SERIES PERFORMANCE

The Small Cap Value Series of SBL Fund was down 6.96% for the year, well ahead of the benchmark Russell 2000 Index, which was down 20.48% over the same period.(1)

Early in the year, we continued to emphasize natural resources and precious metals. Our exposure in the metals and mining industry contributed positively to performance for the year. The Series was particularly well positioned in the precious metals space, which was a source of outperformance relative to the benchmark.

Although our holdings in the energy sector contributed positively and were a source of outperformance late in the year, overall they detracted from performance for the year. In addition to having a tough year, a couple of individual names in the oil and gas industry performed poorly within the Series. We maintained an overweight position in the sector throughout the year, which negatively affected the Series performance. Although, we are optimistic on our holdings going forward.

Surprisingly, the bank industry in the financial sector performed well in the volatile markets this year. The Series was underweight relative to the index in this area, which hurt the Series' performance. We continue to hold our belief that many of the names in this sector do not have strong fundamentals and we plan on maintaining an underweight position in the sector. Although we are not favorable on the bank industry, we continue to be optimistic on our holdings in the insurance space.

The Series was underweight in technology over the year, which aided the Series' performance. We intend to remain underweight going into 2003. Although the quantitative analytics of the technology names have been improving over the past few months and we experienced a slight rebound this quarter, we do not feel that the majority of the technology sector has strong fundamental characteristics.

OUTLOOK FOR 2003

As we move into the New Year, we do not anticipate making many changes to the Series' positioning at this time. As we move further into 2003, we will keep an eye out for selective opportunities in names with solid fundamentals. In particular, we believe such opportunities may be present in the health care and defense industries.


--------------------------------------------------------------------------------

SERIES Q (SMALL CAP VALUE SERIES)
February 15, 2003


Just as we are optimistic on the Series, we are also optimistic on the small-capitalization value asset class. Money flows across all channels have been relatively strong and we believe valuations in this asset class are still attractive both on an absolute basis and on a relative basis. Though the market recently experienced a fourth quarter rally among large-capitalization names, we believe that this rally will be short-lived and that small- capitalization value names will be a leadership asset class as we move forward into 2003.

Sincerely,

I. Charles Rinaldi
Portfolio Manger


                          AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 20021

                                        1 Year          Since Inception
                                                            (5-1-00)
Series Q                                (6.96)%               7.75%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                         SERIES Q VS. RUSSELL 2000 INDEX

                                     [CHART]

                                  5/00          12/00           12/01         12/02
                                  ----          -----           -----         -----

SBL Fund Series Q               $10,000         10,740          13,119        12,206

Russell 2000 Index              $10,000          9,636           9,875         7,855

                             $10,000 Since Inception

The chart above assumes a hypothetical $10,000 investment in Series Q (Small Cap Value Series) on May 1, 2000 (date of inception), and reflects the fees and expenses of Series Q. On December 31, 2002, the value of the investment (assuming reinvestment of all dividends and distributions) would have grown to $12,207. By comparison, the same $10,000 investment would have declined to $7,855 based on the Russell 2000 Index's performance.


--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002

SERIES Q (SMALL CAP VALUE)

                                                             NUMBER         MARKET
COMMON STOCKS                                              OF SHARES        VALUE
-------------                                             ------------   ------------
ADVERTISING - 1.8%
R. H. Donnelley Corporation*(1) .......................         31,800   $    932,058
AEROSPACE & DEFENSE - 0.7%
Armor Holdings, Inc.* .................................         27,440        377,849
AIR FREIGHT & COURIERS - 0.7%
EGL, Inc.*(1) .........................................         26,700        380,475
AIRLINES - 0.5%
Linea Aerea Nacional Chile S.A. ADR ...................         45,000        261,000
APPAREL & ACCESSORIES - 0.2%
DHB Industries, Inc.* .................................         74,800        124,168
APPAREL RETAIL - 1.3%
American Eagle Outfitters, Inc.* ......................         29,900        412,022
Too, Inc.*(1) .........................................         11,400        268,128
                                                                         ------------
                                                                              680,150
APPLICATION SOFTWARE - 1.0%
Eclipsys Corporation* .................................          8,200         43,870
Evans & Sutherland Computer Corporation* ..............         37,200        232,500
JDA Software Group, Inc.*(1) ..........................         26,100        252,126
                                                                         ------------
                                                                              528,496
AUTO PARTS & EQUIPMENT - 1.4%
Dura Automotive Systems, Inc.*(1) .....................         38,100        382,524
Tower Automotive, Inc.* ...............................         68,300        307,350
                                                                         ------------
                                                                              689,874
BANKS - 2.0%
Commercial Capital Bankcorp, Inc.* ....................          3,200         28,384
Hibernia Corporation ..................................         50,140        964,694
                                                                         ------------
                                                                              993,078
BIOTECHNOLOGY - 0.6%
OraSure Technologies, Inc.*(1) ........................         59,213        322,711
BUILDING PRODUCTS - 0.8%
York International Corporation(1) .....................         15,900        406,563
CATALOG RETAIL - 0.4%
dELiA*s Corporation* ..................................         76,600         34,470
J. Jill Group, Inc.*(1) ...............................         13,000        181,740
                                                                         ------------
                                                                              216,210
COMMODITY CHEMICALS - 1.2%
Calgon Carbon Corporation .............................        120,800        596,752
COMPUTER HARDWARE - 0.3%
Cray, Inc.* ...........................................         19,400        148,798
COMPUTER STORAGE & PERIPHERALS - 0.5%
Iomega Corporation* ...................................         32,720        256,852
CONSTRUCTION & ENGINEERING - 2.5%
Chicago Bridge & Iron Company N.V. ....................         42,500      1,283,500
CONSTRUCTION MATERIALS - 0.8%
U.S. Concrete, Inc.* ..................................         72,000        393,840
CONSUMER FINANCE - 1.1%
World Acceptance Corporation* .........................         75,930        577,827
DATA PROCESSING SERVICES - 1.5%
Lightbridge, Inc.* ....................................         59,800        367,770
Pegasus Solutions, Inc.*(1) ...........................         41,310        414,339
                                                                         ------------
                                                                              782,109
DIVERSIFIED CHEMICALS - 1.3%
FMC Corporation*(1) ...................................         24,600        672,072
DIVERSIFIED COMMERCIAL SERVICES - 2.1%
ABM Industries, Inc. ..................................         26,260        407,030
Navigant Consulting, Inc.* ............................         66,470        392,173
Wackenhut Corrections Corporation* ....................         21,750        241,643
                                                                         ------------
                                                                            1,040,846
DIVERSIFIED METALS & MINING - 0.7%
Peabody Energy Corporation(1) .........................         11,500        336,145
ELECTRIC UTILITIES - 0.7%
Allette, Inc. .........................................         16,100        365,148
ELECTRICAL COMPONENTS & EQUIPMENT - 0.9%
Encore Wire Corporation*(1) ...........................         51,600        466,980
ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.9%
Coherent, Inc.*(1) ....................................         25,750        513,712
Richardson Electronics, Ltd. ..........................          6,800         58,888
Rofin-Sinar Technologies, Inc.* .......................         44,960        370,021
                                                                         ------------
                                                                              942,621
EMPLOYMENT SERVICES - 0.7%
Gevity HR, Inc. .......................................         29,490        119,435
Kforce, Inc.* .........................................         55,500        234,210
                                                                         ------------
                                                                              353,645
ENVIRONMENTAL SERVICES - 1.6%
Headwaters, Inc.*(1) ..................................         52,700        817,377
FERTILIZERS & AGRICULTURAL CHEMICALS - 2.5%
Agrium, Inc. ..........................................        113,180      1,280,066
FOOTWEAR - 0.6%
Wolverine World Wide, Inc.(1) .........................         20,900        315,799
GENERAL MERCHANDISE STORES - 0.9%
ShopKo Stores, Inc.*(1) ...............................         36,800        458,160
GOLD - 10.1%
Glamis Gold, Ltd.* ....................................        136,700      1,550,178
Goldcorp, Inc.(1) .....................................         79,700      1,013,784
Harmony Gold Mining Company, Ltd. ADR(1) ..............         88,200      1,482,642
Meridian Gold, Inc.*(1) ...............................         61,300      1,080,719
                                                                         ------------
                                                                            5,127,323


--------------------------------------------------------------------------------
                                       6 See accompanying notes.

DECEMBER 31, 2002

SERIES Q (SMALL CAP VALUE) (CONTINUED)

                                                             NUMBER         MARKET
COMMON STOCKS (CONTINUED)                                  OF SHARES        VALUE
-------------------------                                 ------------   ------------
HEALTH CARE DISTRIBUTORS & SERVICES - 4.2%
Gentiva Health Services, Inc.* ........................         30,370   $    267,560
Healthcare Services Group, Inc.* ......................         21,000        273,840
IDX Systems Corporation*(1) ...........................         51,470        876,534
Omnicare, Inc.(1) .....................................         22,470        535,460
US Oncology, Inc.* ....................................         17,900        155,193
                                                                         ------------
                                                                            2,108,587
HEALTH CARE EQUIPMENT - 1.2%
Allied Healthcare Products, Inc.* .....................         23,200         63,800
Applera Corporation - Applied Biosystems Group(1) .....         31,100        545,494
                                                                         ------------
                                                                              609,294
HEALTH CARE FACILITIES - 2.6%
Beverly Enterprises, Inc.* ............................        161,000        458,850
Manor Care, Inc.*(1) ..................................         46,100        857,921
                                                                         ------------
                                                                            1,316,771
HOMEBUILDING - 0.1%
Technical Olympic USA, Inc.* ..........................          2,560         37,914
INDUSTRIAL MACHINERY - 1.5%
Robbins & Myers, Inc. .................................         14,400        264,960
Unova, Inc.* ..........................................         86,800        520,800
                                                                         ------------
                                                                              785,760
INTERNET RETAIL - 0.4%
Overstock.com, Inc.* ..................................         16,730        217,490
INTERNET SOFTWARE & SERVICES - 2.1%
EarthLink, Inc.*(1) ...................................        123,010        670,404
Net2Phone, Inc.* ......................................         97,000        392,850
                                                                         ------------
                                                                            1,063,254
IT CONSULTING & SERVICES - 0.4%
MPS Group, Inc.*(1) ...................................         40,000        221,600
MARINE - 0.7%
OMI Corporation* ......................................         82,500        339,075
METAL & GLASS CONTAINERS - 1.5%
Constar International, Inc.* ..........................         31,200        366,600
Intertape Polymer Group, Inc.* ........................         92,100        379,452
                                                                         ------------
                                                                              746,052
NETWORKING EQUIPMENT - 1.0%
Black Box Corporation(1) ..............................         11,100        497,280
OIL & GAS DRILLING - 2.6%
Helmerich & Payne, Inc.(1) ............................         24,230        676,259
Pride International, Inc.* ............................         41,900        624,310
                                                          ------------   ------------
                                                                            1,300,569
OIL & GAS EQUIPMENT & SERVICES - 8.2%
BJ Services Company*(1) ...............................         10,600   $    342,486
Global Industries, Ltd.* ..............................        156,600        653,022
Key Energy Services, Inc.* ............................         94,000        843,180
Matrix Service Company* ...............................         30,800        290,136
Newpark Resources, Inc.* ..............................        108,860        473,541
Oceaneering International, Inc.*(1) ...................         15,800        390,892
Petroleum Geo-Services ASA (PGS) ADR* .................        177,800         71,120
Petroleum Helicopters, Inc. (Voting)* .................          5,400        160,056
Petroleum Helicopters, Inc. (Non-voting)* .............         10,850        325,392
Smith International, Inc.*(1) .........................         13,100        427,322
Willbros Group, Inc.* .................................         22,600        185,772
                                                                         ------------
                                                                            4,162,919
OIL & GAS EXPLORATION & PRODUCTION - 9.2%
Cimarex Energy Company* ...............................          6,601        118,158
Forest Oil Corporation*(1) ............................         48,800      1,344,928
McMoRan Exploration Company* ..........................         64,410        328,491
Newfield Exploration Company*(1) ......................          9,800        353,290
Noble Energy, Inc.(1) .................................         20,900        784,795
Range Resources Corporation* ..........................        152,800        825,120
Remington Oil & Gas Corporation*(1) ...................         17,700        290,457
Stone Energy Corporation*(1) ..........................         18,800        627,168
                                                                         ------------
                                                                            4,672,407
OIL & GAS REFINING & MARKETING - 0.1%
Greka Energy Corporation* .............................         16,300         64,385
PACKAGED FOODS - 0.1%
M&F Worldwide Corporation* ............................         10,600         57,240
PAPER PACKAGING - 1.1%
Chesapeake Corporation(1) .............................         30,400        542,640
PAPER PRODUCTS - 1.0%
Wausau-Mosinee Paper Corporation ......................         43,300        485,826
PHARMACEUTICALS - 1.6%
Andrx Corporation*(1) .................................         42,020        616,433
Discovery Partners International* .....................         72,900        202,662
                                                                         ------------
                                                                              819,095
PRECIOUS METALS & MINERALS - 2.5%
Apex Silver Mines, Ltd.*(1) ...........................         86,400      1,278,720
PROPERTY & CASUALTY INSURANCE - 2.1%
Mercury General Corporation ...........................         23,400        879,372
ProAssurance Corporation* .............................          9,400        197,400
                                                                         ------------
                                                                            1,076,772
RESTAURANTS - 0.2%
Luby's, Inc.* .........................................         28,600         83,226
SEMICONDUCTOR - 0.4%
Cirrus Logic, Inc.*(1) ................................         61,700        177,696


--------------------------------------------------------------------------------
                                       7 See accompanying notes.

DECEMBER 31, 2002

SERIES Q (SMALL CAP VALUE) (CONTINUED)

                                                             NUMBER         MARKET
COMMON STOCKS (CONTINUED)                                  OF SHARES        VALUE
-------------------------                                 ------------   ------------
SPECIALTY CHEMICALS - 1.9%
H.B. Fuller Company ...................................         15,100   $    390,788
OM Group, Inc.(1) .....................................         30,600        210,528
PolyOne Corporation ...................................         89,800        352,016
                                                                         ------------
                                                                              953,332
SPECIALTY STORES - 2.4%
Foot Locker, Inc.*(1) .................................         54,760        574,980
Sharper Image Corporation* ............................         37,850        659,725
                                                                         ------------
                                                                            1,234,705
STEEL - 5.3%
Carpenter Technology Corporation ......................         31,600        393,420
GrafTech International, Ltd.* .........................         51,000        303,960
Ipsco, Inc. ...........................................         45,900        459,000
Roanoke Electric Steel Corporation ....................         11,400        108,300
Steel Dynamics, Inc.*(1) ..............................         64,580        776,897
United States Steel Corporation(1) ....................         50,540        663,085
                                                                         ------------
                                                                            2,704,662
TRUCKING - 0.6%
Covenant Transport, Inc.* .............................         16,130        305,825
UNIT INVESTMENT TRUST - 0.9%
iShares Russell 2000 Index Fund .......................          4,020        305,399
iShares Russell 2000 Value Index Fund .................          1,310        146,615
                                                                         ------------
                                                                              452,014
   Total common stocks - 99.2% ........................                    50,443,602
   Cash & other assets, less liabilities - 0.8% .......                       386,113
                                                                         ------------
   Total net assets - 100.0% ..........................                  $ 50,829,715
                                                                         ============

For federal income tax purposes the identified cost of investments owned at December 31, 2002 was $55,089,321.

*Non-income producing security

ADR (American Depositary Receipt)

(1) Security underlying outstanding written option contracts.




--------------------------------------------------------------------------------
                                       8 See accompanying notes.

SERIES V (MID CAP VALUE SERIES)
February 15, 2003

[SECURITY FUNDS LOGO]
ADVISOR, SECURITY
MANAGEMENT COMPANY, LLC

[JAMES P. SCHIER]
 James P. Schier
Portfolio Manager

TO OUR CONTRACTHOLDERS:

The Mid Cap Value Series has managed to avoid the severe downturn in the equity markets that has transpired over the last 3 years. However, the markets finally began to affect the Series in 2002. Last year was the Series' first negative year since its inception on May 1, 1997, as the Series declined 14.1%.(1) These results lagged the benchmark S&P Mid Cap Value index, which declined 10.1%. The well-worn litany of uncertainties regarding the geo-political environment, corporate governance and near term earnings' uncertainty apparently wore out many market participants. As a result of these uncertainties, some sellers overlooked the positive influences from emerging signs of economic stability.

It has been difficult for companies to stand out positively in this environment, which is being dominated more forcefully than usual by macroeconomic factors. Safe haven industries such as HMOs, hospitals, and regional banks have performed best, merely because immediate earnings have little short-term risk of providing significant disappointments.

The flight to safety and stability was evident in all asset classes during 2002. In fact, this was the theme for each year beginning with the year 2000. Going into 2002, our research began to show that the price of safety was getting uncomfortably high. Therefore, the portfolio was beginning to tilt away from the safe haven areas that performed well last year. The Series was a little early in this repositioning and, therefore, had little representation in the strong sectors alluded to earlier. Additionally, an area of particular frustration emerged as we attempted to find value in the relatively safe utility sector. The Series took positions in asset rich utilities, such as Williams and Mirant, after the stocks declined significantly in the year. Unfortunately, these stocks went on to decline an additional 80% as rating agencies started to require ever increasing capital to collateralize each company's energy trading books. At this point these companies appear to have weathered the worst of this storm and are in a process of stabilizing. We believe that both of these companies will recover and could provide positive returns in 2003.

The positive influences on the Series last year were found in the stock selections in the industrial sector. The Series' holdings in this sector provided positive returns in aggregate. Angelica Corporation, a provider of linen services to the healthcare industry, almost doubled in value. Pricing pressures abated with the financial difficulties of a significant competitor, and hospitals seem to be unusually receptive to the prospects of freeing up facility space by outsourcing more of their laundry needs. Chicago Bridge and Iron went on to advance 14% in the year as demand for the company's container tanks continues to benefit from an ongoing construction boom in the liquid natural gas industry. Stock selection in the technology sector was also a positive relative influence as the Series lost less here than the benchmark index. Also, an emphasis on energy names added stability to the year.

It is our opinion that low bond yields may provide the most immediate cure to the equity malaise. Not only do low yields provide corporations with a low hurdle rate for


--------------------------------------------------------------------------------

SERIES V (MID CAP VALUE SERIES)
February 15, 2003

returns on new investments, they also serve to provide a theoretical valuation prop to equities, as future earnings streams are valued at higher levels. Additionally, in our view, the opportunity for small- to mid-sized companies to generate better returns very much remains intact as such companies tend to perform best when equity markets recover. And in these sluggish times, companies that stand out as great value opportunities can be more readily found, setting the stage for an exciting year in 2003.

Once again, thank you for the confidence you have expressed by entrusting us with your assets.

Sincerely,

Jim Schier
Senior Portfolio Manager

                           AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 20021

                                                                          Since
                                                                        Inception
                                        1 Year          5 Years          (5-1-97)

Series V                                (14.07)%         12.11%           16.04%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

     The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                       SERIES V VS. S&P MIDCAP VALUE INDEX

                                     [CHART]

                         5/1/97          12/97           12/98           12/99           12/00           12/01           12/02

SBL Fund Series V       $10,000         13,130          15,307          18,197          24,349          27,058          23,250

S&P MidCap Value        $10,000         13,145          13,759          14,080          18,000          19,284          17,333

                             $10,000 Since Inception

The chart above assumes a hypothetical $10,000 investment in Series V (Mid Cap Value Series) on May 1, 1997 and reflects the fees and expenses of Series V. On December 31, 2002 the value of the investment (assuming reinvestment of all dividends and distributions) would have grown to $23,251. By comparison, the same $10,000 investment would have grown to $17,333 based on the S&P MidCap Value Index.


--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002

SERIES V (MID CAP VALUE)

                                                           PRINCIPAL
                                                           AMOUNT OR
                                                             NUMBER         MARKET
CONVERTIBLE BONDS                                          OF SHARES        VALUE
-----------------                                         ------------   ------------
CONSTRUCTION MACHINERY - 4.7%
Shaw Group, Inc., 0.00% - 2021(2) .....................   $ 12,000,000   $  6,870,000
PHARMACEUTICALS - 0.7%
Ligand Pharmaceuticals, 6.00% - 2007 ..................   $  1,000,000      1,097,500
TELECOMMUNICATIONS - 1.3%
Ciena Corporation, 3.75% - 2008 .......................   $  2,750,000      1,911,250
                                                                         ------------
Total convertible bonds - 6.7% ........................                     9,878,750

COMMON STOCKS

ADVERTISING - 0.8%
TMP Worldwide, Inc.* ..................................        103,000      1,164,930
AGRICULTURAL PRODUCTS - 2.7%
Archer-Daniels-Midland Company ........................        230,000      2,852,000
Sylvan, Inc.* .........................................        112,200      1,154,538
                                                                         ------------
                                                                            4,006,538
AIR FREIGHT & COURIERS - 0.5%
Airnet Systems, Inc. PIPES*(3) ........................        182,000        778,960
APPLICATION SOFTWARE - 0.8%
JDA Software Group, Inc.* .............................         75,000        724,500
Lightspan, Inc.* ......................................        436,150        458,394
                                                                         ------------
                                                                            1,182,894
AUTO PARTS & EQUIPMENT - 0.1%
Motorcar Parts & Accessories, Inc.* ...................         54,000        145,800
BANKS - 4.1%
Iberiabank Corporation ................................         21,400        859,424
Net.Bank, Inc.* .......................................        241,000      2,332,880
Wilmington Trust Corporation ..........................         39,000      1,235,520
Zions Bancorporation ..................................         42,000      1,652,658
                                                                         ------------
                                                                            6,080,482
BIOTECHNOLOGY - 0.6%
Protein Design Labs, Inc.* ............................         96,000        816,000
BROADCASTING & CABLE TV - 0.2%
Cinar Corporation (Cl. B)* ............................        118,000        241,900
CATALOG RETAIL - 2.4%
Coldwater Creek, Inc.* ................................        183,500      3,523,200
COMMERCIAL PRINTING - 1.0%
Banta Corporation .....................................         46,000      1,438,420
CONSTRUCTION & ENGINEERING - 5.4%
Chicago Bridge & Iron Company N.V .....................        136,200      4,113,240
Dycom Industries, Inc.* ...............................         28,400        376,300
Shaw Group, Inc.* .....................................        212,800      3,500,560
                                                                         ------------
                                                                            7,990,100
CONSTRUCTION & FARM MACHINERY - 0.1%
A.S.V., Inc.* .........................................         17,600   $    138,160
DIVERSIFIED COMMERCIAL SERVICES - 1.4%
Angelica Corporation ..................................        100,000      2,065,000
DIVERSIFIED FINANCIAL SERVICES - 2.0%
American Capital Strategies, Ltd. .....................        140,000      3,022,600
ELECTRIC UTILITIES - 4.3%
Black Hills Corporation ...............................         95,100      2,522,052
Unisource Energy Corporation ..........................        220,000      3,803,800
                                                                         ------------
                                                                            6,325,852
ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.6%
Maxwell Technologies, Inc.* ...........................        343,200      2,076,360
Powell Industries, Inc.* ..............................        101,700      1,736,934
                                                                         ------------
                                                                            3,813,294
ENVIRONMENTAL SERVICES - 2.5%
Casella Waste Systems, Inc.* ..........................         40,400        359,156
Republic Services, Inc.* ..............................         65,000      1,363,700
TRC Companies, Inc.* ..................................        144,000      1,890,720
                                                                         ------------
                                                                            3,613,576
FERTILIZERS & AGRICULTURAL CHEMICALS - 2.2%
Potash Corporation of Saskatchewan, Inc. ..............         50,600      3,217,654
FOOTWEAR - 2.1%
Brown Shoe Company, Inc. ..............................        130,000      3,097,900
HEALTH CARE EQUIPMENT - 2.1%
Inamed Corporation ....................................         98,900      3,046,120
HEALTH CARE FACILITIES - 1.0%
RehabCare Group, Inc.* ................................         77,000      1,469,160
HOME FURNISHINGS - 1.3%
Furniture Brands International, Inc.* .................         32,700        779,895
Mohawk Industries, Inc.* ..............................         19,500      1,110,525
                                                                         ------------
                                                                            1,890,420
INDUSTRIAL MACHINERY - 1.8%
Quixote Corporation ...................................         50,000        903,000
SPX Corporation* ......................................         47,000      1,760,150
                                                                         ------------
                                                                            2,663,150
INTEGRATED OIL & GAS - 2.9%
Murphy Oil Corporation ................................        100,000      4,285,000
IT CONSULTING & SERVICES - 7.5%
Acxiom Corporation*(1) ................................        300,000      4,614,000
Computer Sciences Corporation* ........................        150,000      5,167,500
Keane, Inc.* ..........................................        135,000      1,213,650
                                                                         ------------
                                                                           10,995,150


--------------------------------------------------------------------------------
                                       11 See accompanying notes.

DECEMBER 31, 2002

SERIES V (MID CAP VALUE) (CONTINUED)

                                                              NUMBER           MARKET
COMMON STOCKS (CONTINUED)                                   OF SHARES          VALUE
-------------------------                                 -------------    -------------
LEISURE PRODUCTS - 1.9%
Action Performance Companies, Inc .....................         104,900    $   1,993,100
Midway Games, Inc.* ...................................         205,000          854,850
                                                                           -------------
                                                                               2,847,950
MULTI-UTILITIES - 2.0%
Mirant Corporation* ...................................       1,052,000        1,988,280
Williams Companies, Inc. ..............................         377,000        1,017,900
                                                                           -------------
                                                                               3,006,180
NETWORKING EQUIPMENT - 2.1%
Adaptec, Inc.* ........................................         540,000        3,051,000
OIL & GAS DRILLING - 4.5%
Nabors Industries, Ltd.* ..............................          56,000        1,975,120
National-Oilwell, Inc.* ...............................         100,000        2,184,000
Pride International, Inc.* ............................         170,000        2,533,000
                                                                           -------------
                                                                               6,692,120
OIL & GAS EQUIPMENT & SERVICES - 4.1%
Key Energy Services, Inc.* ............................         290,000        2,601,300
Newpark Resources, Inc.* ..............................         232,500        1,011,375
Tidewater, Inc. .......................................          78,300        2,435,130
                                                                           -------------
                                                                               6,047,805
OIL & GAS EXPLORATION & PRODUCTION - 3.3%
Callon Petroleum Company* .............................         223,200          747,720
Evergreen Resources, Inc.* ............................          71,000        3,184,350
Ocean Energy, Inc. ....................................          50,000          998,500
                                                                           -------------
                                                                               4,930,570
OIL & GAS REFINING & MARKETING - 3.7%
TransMontaigne, Inc.* .................................         307,000        1,424,480
Valero Energy Corporation .............................         110,000        4,063,400
                                                                           -------------
                                                                               5,487,880
PACKAGED FOODS - 2.5%
Hain Celestial Group, Inc.* ...........................          38,900          591,280
Hormel Foods Corporation ..............................         132,000        3,079,560
                                                                           -------------
                                                                               3,670,840
PHARMACEUTICALS - 0.9%
Ligand Pharmaceuticals, Inc. (Cl. B)* .................         243,200        1,305,984
PROPERTY & CASUALTY INSURANCE - 6.8%
Ace, Ltd. .............................................          46,000        1,349,640
Cincinnati Financial Corporation ......................          70,000        2,628,500
MBIA, Inc. ............................................          21,000          921,060
W.R. Berkley Corporation ..............................         131,350        5,202,773
                                                                           -------------
                                                                              10,101,973
RESTAURANTS - 0.8%
Checkers Drive-In Restaurants, Inc.* ..................          92,000          575,920
Steak n Shake Company* ................................          67,200          672,000
                                                                           -------------
                                                                               1,247,920
SEMICONDUCTORS - 1.3%
IXYS Corporation* .....................................         270,000        1,906,200
SPECIALTY CHEMICALS - 1.3%
Material Sciences Corporation* ........................          82,000    $   1,061,080
Minerals Technologies, Inc.(1) ........................          20,000          863,000
                                                                           -------------
                                                                               1,924,080
TELECOMMUNICATIONS EQUIPMENT - 2.8%
Advanced Fibre Communications, Inc.* ..................          46,000          767,280
Arris Group, Inc.* ....................................         285,000        1,017,450
Avanex Corporation* ...................................         780,700          818,174
Ciena Corporation* ....................................         300,000        1,542,000
EFJ, Inc.* ............................................          15,000           18,750
                                                                           -------------
                                                                               4,163,654
TRUCKING - 2.6%
Covenant Transport, Inc.* .............................          96,300        1,825,848
Swift Transportation Company, Inc.* ...................         100,000        2,001,800
                                                                           -------------
                                                                               3,827,648
                                                                           -------------
  Total common stocks - 93.0% .........................                      137,224,064

REPURCHASE AGREEMENT - 0.4%

United Missouri Bank, 0.87%, 01-02-03
  (Collateralized by FNMA, 01-17-03
  with a value of $660,613) ...........................   $     647,000          647,000
                                                                           -------------
  Total investments - 100.1% ..........................                      147,749,814
  Liabilities, less cash & other assets - (0.1)% ......                         (237,576)
                                                                           -------------
  Total net assets - 100.0% ...........................                    $ 147,512,238
                                                                           =============

For federal income tax purposes the identified cost of investments owned at December 31, 2002 was $160,272,535.

*Non-income producing security

(1)  Security is underlying written option contracts.

(2) Deferred interest obligation currently zero under terms of initial offering.

(3) PIPES-Private Investment in Public Equity - is the term used for stock issued by a company in the secondary market as a means of raising capital more quickly and less expensively than through registration in a secondary public offering.



--------------------------------------------------------------------------------
                                       12 See accompanying notes.

SERIES E (DIVERSIFIED INCOME SERIES)
February 15, 2003

[SECURITY FUNDS LOGO]
ADVISOR, SECURITY MANAGEMENT COMPANY, LLC

[Steven M. Bowser PHOTO]     [Christopher L. Phalen PHOTO]
    Steven M. Bowser             Christopher L. Phalen
   Portfolio Manager               Portfolio Manager

TO OUR CONTRACTHOLDERS:

December 31, 2002, marked the third consecutive year in which income securities outpaced the equity markets. The Diversified Income Series was able to take advantage of this environment to advance +9.29% for the year, finishing in the top half of its peer group.1 The benchmark Lehman Brothers Aggregate Bond Index gained 10.25% over the same period.

FIXED INCOME PERFORMANCE IN 2002

Action from the Federal Reserve's Open Market Committee (FOMC) was not nearly as aggressive in 2002 as it was in the prior year. The FOMC lowered interest rates only one time in the amount of .50%, following a year that saw 11 rate cuts for a total of 4.75% in an attempt to stimulate the economy. The fixed income markets continued to rally in this environment, with U.S. Treasury and Federal agency securities leading the way.

The Series held an overweight position in Federal agencies relative to the benchmark, which gave a strong boost to the Series' performance. Our holdings in this area outperformed those in the index by over 340 basis points, due to the longer maturities held. The Series was also aided by our holdings in mortgage-backed securities. While mortgage-backed securities tend to suffer in times of dropping interest rates, we were able to outperform the benchmark due to security selection.

The majority of the negative variance from the benchmark was a result of the Series' minor overweight in the corporate bond sector. 2002 represented one of the most volatile periods in history for corporate bonds, due to concerns about corporate governance, fraud and economic concerns. During the first nine months of the year, investors focused on higher-quality, more-established companies, which is the type we tend to buy for the Series. But over the last three months, there was a heavy shift to lower quality issues, many of which we did not own. These securities, such as the downtrodden telecommunications and utility sectors, mounted a significant comeback in the latter part of the year, which negatively affected the Series' performance.

THE COMPOSITION OF PORTFOLIO ASSETS

At the end of the year, the Diversified Income Series held 32% mortgage-backed securities, 27% investment grade corporate issues, 24% U.S. Treasury issues, 14% Federal agency securities, 2% high yield bonds and 1% cash. This represents a slight overweight position in Federal agencies, U.S. Treasuries and corporate bonds and an underweight position in mortgage-backed securities.

OUTLOOK FOR 2003

We do not anticipate any major changes for the Series in the near future. We are comfortable with a slight overweight in corporate bonds, realizing that we may be


--------------------------------------------------------------------------------

SERIES E (DIVERSIFIED INCOME SERIES)
February 15, 2003

able to take advantage of spread compression, as when the spreads decrease, corporate bonds tend to outperform. If military action appears eminent in the year ahead, we will likely move into an overweight position in U.S. Treasuries because there will likely be a flight to higher quality, due to the uncertainty of war. If the war is quickly resolved, we anticipate reducing our holdings in Treasuries and move the portfolio back into "spread product" with an overweight position in mortgage- backed, agency and corporate issues.

Sincerely,

Steven M. Bowser and
Christopher L. Phalen
Portfolio Managers

                           AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 20021

                                        1 Year          5 Years         10 Years
Series E                                 9.29%            5.74%           6.02%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

     The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                          SERIES E VS. LEHMAN BROTHERS
                              AGGREGATE BOND INDEX

                                     [CHART]

                                   12/92    12/93   12/94   12/95    12/96    12/97    12/98    12/99    12/00    12/01    12/02

SBL Fund Series E                $10,000   11,262  10,481  12,431   12,342   13,580   14,668   14,115   15,324   16,424   17,949

Lehman Brothers
 Aggregate Bond Index            $10,000   10,975  10,655  12,623   13,082   14,345   15,590   15,461   17,259   18,713   20,634

                             $10,000 Over Ten Years

The chart above assumes a hypothetical $10,000 investment in Series E (Diversified Income Series) on December 31, 1992 and reflects the fees and expenses of Series E. On December 31, 2002 the value of the investment (assuming reinvestment of all dividends and distributions) would have grown to $17,950. By comparison, the same $10,000 investment would gave grown to $20,634 based on the Lehman Brothers Aggregate Bond Index.


--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002

SERIES E (DIVERSIFIED INCOME)

                                                           PRINCIPAL        MARKET
CORPORATE BONDS                                              AMOUNT         VALUE
---------------                                           ------------   ------------
AEROSPACE & DEFENSE - 0.7%
Eaton Corporation, 5.75% - 2012 .......................   $    625,000   $    668,478
United Technologies Corporation, 6.35% - 2011 .........        650,000        732,062
                                                                         ------------
                                                                            1,400,540
AIRLINES - 0.9%
Continental Airlines, 7.434% - 2004 ...................        650,000        360,523
Delta Airlines, 7.57% - 2010 ..........................        650,000        649,328
Southwest Airlines Company, 7.875% - 2007 .............        700,000        787,500
                                                                         ------------
                                                                            1,797,351
BANKING - 3.4%
Abbey National plc, 6.69% - 2005 ......................        725,000        796,594
Bank of America Corporation, 7.8% - 2010 ..............        650,000        773,183
Bank of New York, Inc., 6.50% - 2003 ..................         25,000         26,125
BCH Cayman Islands, Ltd., 7.70% - 2006 ................        700,000        766,500
Den Danske Bank 144A, 7.40% - 2010 ....................        800,000        912,000
Key Bank N.A., 7.00% - 2011 ...........................        700,000        801,714
PNC Funding Corporation, 7.75% - 2004 .................        600,000        641,250
Regions Financial Corporation, 7.00% - 2011 ...........      1,000,000      1,145,951
Washington Mutual Capital I, 8.375% - 2027 ............        700,000        773,500
                                                                         ------------
                                                                            6,636,817
BASIC INDUSTRY - OTHER - 0.6%
Pioneer Hi Bred International, Inc., 5.75% - 2009 .....      1,000,000      1,113,750
BEVERAGES - 1.2%
Anheuser-Busch Companies, Inc., 7.10% - 2007 ..........        775,000        832,156
Coca-Cola Company, 5.75% - 2011 .......................        650,000        713,040
Fosters Brewing Group, 6.875% - 2011 ..................        650,000        739,785
                                                                         ------------
                                                                            2,284,981
BROKERAGE - 1.4%
Credit Suisse First Boston USA, Inc., 6.125% - 2011 ...        600,000        619,500
Legg Mason, Inc., 6.75% - 2008 ........................        650,000        724,862
Merrill Lynch & Company, 5.70% - 2004 .................        650,000        676,813
Waddell & Reed Financial, Inc., 7.50% - 2006 ..........        650,000        705,949
                                                                         ------------
                                                                            2,727,124
BUILDING MATERIALS - 0.9%
Masco Corporation, 5.875% - 2012 ......................        600,000        631,029
Vulcan Materials Company, 5.75% - 2004 ................      1,100,000      1,149,500
                                                                         ------------
                                                                            1,780,529
                                                                         ------------
CHEMICALS - 0.4%
PPG Industries Inc., 7.40% - 2019 .....................        650,000        699,563
CONGLOMERATES - 0.6%
CRH America Inc., 6.95% - 2012 ........................        600,000        672,166
Tyco International, Ltd., 7.00% - 2028 ................        650,000        572,000
                                                                         ------------
                                                                            1,244,166
CONSUMER CYCLICALS - OTHER - 0.3%
American ECO Corporation, 9.625% - 2008* ..............        500,000             50
ERAC USA Finance Company, 7.35% - 2008 ................        600,000        675,581
                                                                         ------------
                                                                              675,631
CONSUMER NONCYCLICALS - OTHER - 0.4%
Eli Lilly & Company, 7.125% - 2025 ....................        650,000        767,235
CONSUMER PRODUCTS - 0.3%
Newell Rubbermaid, Inc., 6.75% - 2012 .................        600,000        664,522
ELECTRIC UTILITIES - 2.0%
Arizona Public Service Company, 6.375% - 2011 .........        600,000        632,858
Cincinnati Gas & Electric Company, 5.70% - 2012 .......        600,000        615,029
Calpine Corporation, 8.75% - 2007 .....................        500,000        217,500
CMS Energy Corporation, 6.75% - 2004 ..................        500,000        465,000
Duke Capital Corporation, 8.00% - 2019 ................        700,000        669,375
East Coast Power LLC:
  6.737% - 2008 .......................................        142,919        125,027
  7.066% - 2012 .......................................        195,000        158,168
National Rural Utilities, 5.50% - 2005 ................        700,000        742,000
Progress Energy, Inc., 6.55% - 2004 ...................        300,000        311,625
                                                                         ------------
                                                                            3,936,582
ENERGY - INTEGRATED - 0.8%
Conoco, Inc., 6.95% - 2029 ............................        650,000        736,937
PanCanadian Petroleum, 6.30% - 2011 ...................        750,000        820,128
                                                                         ------------
                                                                            1,557,065


--------------------------------------------------------------------------------
                                       15 See accompanying notes.

DECEMBER 31, 2002

SERIES E (DIVERSIFIED INCOME) (CONTINUED)

                                                            PRINCIPAL       MARKET
CORPORATE BONDS (CONTINUED)                                  AMOUNT         VALUE
---------------------------                               ------------   ------------
ENERGY - OTHER - 0.1%
P&L Coal Holdings Corporation, 8.875% - 2008 ..........   $    222,000   $    233,100
ENTERTAINMENT - 0.3%
Time Warner Entertainment, 7.25% - 2008 ...............        600,000        636,000
FINANCIAL COMPANIES - CAPTIVE CONSUMER - 1.3%
Ford Motor Credit Company:
  6.50% - 2007 ........................................        650,000        642,017
  5.80% - 2009 ........................................        600,000        556,496
General Motors Acceptance Corporation:
  5.80% - 2003 ........................................        650,000        653,591
  6.125% - 2006 .......................................        650,000        660,482
                                                                         ------------
                                                                            2,512,586
FINANCIAL COMPANIES - NONCAPTIVE CONSUMER - 1.7%
Capital One Financial, 8.75% - 2007 ...................        600,000        586,626
Countrywide Capital, 8.00% - 2026 .....................        700,000        772,625
Financement Quebec, 5.00% - 2012 ......................        600,000        614,158
Household Netherlands BV, 6.20% - 2003 ................        650,000        668,687
SLM Corporation, 5.05% - 2014 .........................        600,000        604,091
                                                                         ------------
                                                                            3,246,187
FINANCIAL COMPANIES - NONCAPTIVE DIVERSIFIED - 0.5%
CIT Group Holdings, Inc., 7.625% - 2005 ...............        350,000        376,687
General Electric Cap Corporation, 5.875% - 2012 .......        600,000        641,452
                                                                         ------------
                                                                            1,018,139
FOOD - 0.5%
Archer Daniels Midland, 5.875% - 2032 .................        600,000        598,680
Kraft Foods, Inc., 5.625% - 2011 ......................        300,000        320,719
                                                                         ------------
                                                                              919,399
GAMING - 0.2%
Park Place Entertainment, 7.875% - 2005 ...............        300,000        305,250
HOME CONSTRUCTION - 1.3%
Centex Corporation:
  5.80% - 2009 ........................................      1,200,000      1,207,247
  7.50% - 2012 ........................................        800,000        889,746
M.D.C. Holdings, 8.375% - 2008 ........................        250,000        258,750
Oakwood Homes Corporation, 8.125% - 2009* .............        500,000        122,500
                                                                         ------------
                                                                            2,478,243
INSURANCE PROPERTY & CASUALTY - 0.4%
General Electric Global Insurance, 7.00% - 2026 .......        700,000        730,625
LIFE INSURANCE - 0.3%
Nationwide Mutual Insurance, 8.25% - 2031 .............        650,000        683,377
LODGING - 0.2%
HMH Properties, 7.875% - 2008 .........................        300,000        291,000
MEDIA - CABLE - 0.9%
Adelphia Communications, Inc., 9.50% - 2004 ...........         43,388         16,054
Cox Communications, Inc., 6.40% - 2008 ................        625,000        654,644
Jones Intercable, Inc., 7.625% - 2008 .................        500,000        528,676
Lenfest Communications, Inc., 10.50% - 2006 ...........        500,000        560,000
                                                                         ------------
                                                                            1,759,374
MEDIA - NON-CABLE - 0.6%
K-III Communications Corporation, 10.25% - 2004 .......        555,000        544,594
Viacom Inc., 5.625% - 2007 ............................        600,000        654,943
                                                                         ------------
                                                                            1,199,537
OIL FIELD SERVICES - 1.1%
Devon Financing Corporation, ULC., 6.875% - 2011 ......        600,000        668,314
Duke Energy Field Services, 7.50% - 2005 ..............        700,000        737,625
Transocean Offshore, Inc., 8.00% - 2027 ...............        700,000        823,375
                                                                         ------------
                                                                            2,229,314
PAPER PRODUCTS - 0.3%
MeadWestvaco Corporation, 6.85% - 2012 ................        600,000        665,777
PIPELINES - 0.6%
Express Pipeline LP, 6.47% - 2011 .....................        516,000        551,011
Kinder Morgan Energy, 7.50% - 2010 ....................        600,000        682,114
                                                                         ------------
                                                                            1,233,125
REAL ESTATE INVESTMENT TRUSTS - 0.3%
EOP Operating LP, 7.375% - 2003 .......................        650,000        676,000
RETAILERS - 1.0%
Federated Department Stores, 8.50% - 2003 .............        700,000        717,500
Tandy Corporation, 6.95% - 2007 .......................        750,000        826,875
Zale Corporation, 8.50% - 2007 ........................        375,000        375,000
                                                                         ------------
                                                                            1,919,375
SUPERMARKETS - 0.4%
Safeway, Inc., 6.50% - 2008 ...........................        700,000        770,875



--------------------------------------------------------------------------------
                                       16 See accompanying notes.

DECEMBER 31, 2002

SERIES E (DIVERSIFIED INCOME) (CONTINUED)

                                                            PRINCIPAL       MARKET
CORPORATE BONDS (CONTINUED)                                  AMOUNT         VALUE
---------------------------                               ------------   ------------
TECHNOLOGY - 0.7%
Pitney Bowes, Inc., 5.875% - 2006 .....................   $    650,000   $    705,250
Science Applications Int., 6.25% - 2012 ...............        600,000        647,167
                                                                         ------------
                                                                            1,352,417
TELECOMMUNICATIONS - 1.4%
GTE Corporation, 7.51% - 2009 .........................      1,000,000      1,136,250
Mastec, Inc., 7.75% - 2008 ............................        200,000        174,000
New York Telephone Company, 6.00% - 2008 ..............        600,000        650,161
Pacific Bell, 7.125% - 2026 ...........................        600,000        692,827
WorldCom,Inc., 7.75%-2027* ............................        500,000        117,500
                                                                         ------------
                                                                            2,770,738
TOBACCO - 0.2%
Dimon, Inc., 8.875% - 2006 ............................        400,000        405,000
WIRELESS - 0.4%
Vodafone Group plc, 7.625% - 2005 .....................        650,000        716,625
                                                                         ------------
  Total corporate bonds - 28.6% .......................                    56,037,919

MORTGAGE BACKED SECURITIES
--------------------------

U.S. GOVERNMENT AGENCIES - 22.2%
Federal Home Loan Mortgage Corporation:
  188 H, 7.00% - 2021 CMO .............................          8,917          9,210
  C01079, 7.50% - 2030 ................................        318,483        338,799
  C44050, 7.00% - 2030 ................................        579,829        609,637
  C01172, 6.50% - 2031 ................................      1,176,274      1,225,809
  C01210, 6.50% - 2031 ................................      1,292,641      1,347,088
  C50964, 6.50% - 2031 ................................      1,189,246      1,239,327
  C50967, 6.50% - 2031 ................................        559,900        583,483
  C01277, 7.00% - 2031 ................................      1,502,384      1,579,098
  C01287, 6.50% - 2032 ................................      1,927,495      2,008,666
  C01292, 6.00% - 2032 ................................      2,245,898      2,325,651
  C62801, 6.00% - 2032 ................................      1,723,895      1,785,111
Federal National Mortgage Association:
  #551262, 7.50% - 2030 ...............................        124,485        132,210
  1990-68 J, 6.95% - 2020 .............................         24,923         26,835
  1990-103 K, 7.50% - 2020 ............................          6,613          7,188
  #252874, 7.50% - 2029 ...............................        255,777        271,770
  #252806, 7.50% - 2029 ...............................        704,074        748,079
  #190307, 8.00% - 2030 ...............................        330,143        355,907
  #253356, 8.00% - 2030 ...............................        377,079        406,507
  #535277, 7.00% - 2030 ...............................        715,753        752,835
  #541735, 8.00% - 2030 ...............................        203,694        219,591
  #535838, 6.50% - 2031 ...............................      1,003,892      1,045,749
  #585348, 6.50% - 2031 ...............................      1,351,855      1,408,220
  #591381, 6.50% - 2031 ...............................      1,488,174      1,550,223
  #545691, 6.50% - 2032 ...............................      2,534,119      2,639,779
  #254477, 5.50% - 2032 ...............................      3,273,011      3,343,591
  #254198, 6.00% - 2032 ...............................      1,989,376      2,059,351
  #254377, 6.00% - 2032 ...............................      3,310,715      3,427,123
  #254478, 6.00% - 2032 ...............................      1,938,638      2,006,803
  #254346, 6.50% - 2032 ...............................      1,689,815      1,760,272
  #666750, 6.00% - 2032 ...............................      3,193,854      3,306,195
  #659790, 6.50% - 2032 ...............................      2,822,085      2,939,698
  #658077, 5.50% - 2033 ...............................      2,000,000      2,043,314
                                                                         ------------
                                                                           43,503,119
U.S. GOVERNMENT SECURITIES - 8.0%
Government National Mortgage Association:
  #39238, 9.50% - 2009 ................................         25,118         27,829
  #301465, 9.00% - 2021 ...............................         41,318         45,951
  #305617, 9.00% - 2021 ...............................         69,855         77,688
  #313107, 7.00% - 2022 ...............................        598,898        639,725
  #352022, 7.00% - 2023 ...............................        530,178        566,055
  #369303, 7.00% - 2023 ...............................        490,778        523,989
  #780454, 7.00% - 2026 ...............................        838,317        892,540
  #462680, 7.00% - 2028 ...............................        860,835        914,121
  #482668, 7.00% - 2028 ...............................        862,046        915,406
  #494109, 7.50% - 2029 ...............................        576,222        615,071
  #510704, 7.50% - 2029 ...............................        331,879        354,254
  #518436, 7.25% - 2029 ...............................        353,716        376,251
  #781079, 7.50% - 2029 ...............................        301,285        321,606
  #479229, 8.00% - 2030 ...............................        182,499        197,411
  #479232, 8.00% - 2030 ...............................        370,549        400,827
  #508342, 8.00% - 2030 ...............................        531,839        575,296
  #538285, 6.50% - 2031 ...............................      1,367,913      1,436,711
  #561561, 6.50% - 2031 ...............................      1,621,844      1,703,388
  #564472, 6.50% - 2031 ...............................      1,759,999      1,848,489
  #552324, 6.50% - 2032 ...............................      1,530,596      1,607,569
  #781414, 5.50% - 2032 ...............................        998,933      1,026,799
  #181907, 9.50% - 2020 ...............................         27,527         30,608
  #2445, 8.00% - 2027 .................................        315,336        340,799
  #2909, 8.00% - 2030 .................................        259,267        278,872
                                                                         ------------
                                                                           15,717,255
NON-AGENCY SECURITIES - 1.2%
Chase Commercial Mortgage Securities Corporation:
  1997-1B, 7.37% - 2007 CMO ...........................      1,500,000      1,726,523
  1998-1B, 6.56% - 2008 CMO ...........................        500,000        562,589
Global Rate Eligible Asset Trust, 7.33% - 2006 ........        811,560             81
                                                                         ------------
                                                                            2,289,193
                                                                         ------------
  Total mortgage backed securities - 31.4% ............                    61,509,567



--------------------------------------------------------------------------------
                                       17 See accompanying notes.

DECEMBER 31, 2002

SERIES E (DIVERSIFIED INCOME) (CONTINUED)

                                                           PRINCIPAL        MARKET
U.S. AGENCY BONDS & NOTES                                    AMOUNT         VALUE
-------------------------                                 ------------   ------------
U.S. AGENCY BONDS & NOTES - 13.7%

Federal Farm Credit Bank, 5.45% - 2013 ................   $  1,000,000   $  1,084,585
Federal Home Loan Bank:
  6.375% - 2006 .......................................        900,000      1,016,397
  5.20% - 2008 ........................................      2,000,000      2,099,404
Federal Home Loan Mortgage Corporation:
  6.25% - 2004 ........................................      2,000,000      2,142,500
  3.00% - 2005 ........................................      3,000,000      3,009,354
Federal National Mortgage Association:
  6.50% - 2004 ........................................      2,020,000      2,177,560
  7.125% - 2005 .......................................      2,000,000      2,218,170
  6.00% - 2008 ........................................        850,000        962,804
  5.00% - 2009 ........................................      1,600,000      1,628,613
  7.25% - 2010 ........................................      2,000,000      2,423,440
  5.50% - 2011 ........................................      3,500,000      3,836,014
  6.625% - 2030 .......................................      1,500,000      1,759,737
  7.125% - 2030 .......................................      2,000,000      2,468,086
                                                                         ------------
  Total U.S. agency bonds & notes - 13.7% .............                    26,826,664

U.S. GOVERNMENT SECURITIES - 24.2%

U.S. Treasury Bonds:
  6.25% - 2023 ........................................      1,750,000      2,055,970
  7.125% - 2023 .......................................      2,000,000      2,575,460
  6.50% - 2026 ........................................      1,000,000      1,217,220
  5.375% - 2031 .......................................      1,000,000      1,090,156
U.S. Treasury Notes:
  3.25% - 2004 ........................................      6,500,000      6,673,167
  7.25% - 2004 ........................................      1,000,000      1,093,860
  5.75% - 2005 ........................................      1,000,000      1,105,000
  6.50% - 2005 ........................................      2,000,000      2,237,020
  3.50% - 2006 ........................................      8,500,000      8,845,313
  4.625% - 2006 .......................................      2,000,000      2,157,020
  4.375% - 2007 .......................................      4,500,000      4,832,226
  6.25% - 2007 ........................................      1,750,000      2,007,775
  5.00% - 2011 ........................................      2,500,000      2,741,405
  4.875% - 2012 .......................................      8,000,000      8,687,184
                                                                         ------------
  Total U.S. government securities - 24.2% ............                    47,318,776

REPURCHASE AGREEMENT - 1.2%

United Missouri Bank, 0.87%, 01-02-03
  (Collateralized by U.S. Treasury Note,
  3.375%, 04-30-04 with a value of $2,441,716) ........      2,393,000      2,393,000
                                                                         ------------
  Total investments - 99.1% ...........................                   194,085,926
  Cash & other assets, less liabilities - 0.9% ........                     1,667,676
                                                                         ------------
  Total net assets - 100.0% ...........................                  $195,753,602
                                                                         ============

For federal income tax purposes the identified cost of investments owned at December 31, 2002 was $188,103,926.

*Non-income producing security




--------------------------------------------------------------------------------
                                       18 See accompanying notes.

SERIES P (HIGH YIELD SERIES)
February 15, 2003

[SECURITY FUNDS LOGO]
ADVISOR, SECURITY
MANAGEMENT COMPANY, LLC

[DAVID TOUSSAINT PHOTO]
 David Toussaint
Portfolio Manager

TO OUR CONTRACTHOLDERS:

The high yield market endured a difficult year in 2002, as weak equity markets, near record default rates, and corporate accounting fraud all weighed on the asset class. Although 2002 was a difficult year for high yield investors, the asset class produced relatively stable returns compared to most equity funds, which posted double-digit negative returns. The High Yield Series of SBL Fund was up 0.41% for the year, outperforming the benchmark Lehman High Yield Index which returned -1.41%.(1)

HIGH YIELD PERFORMANCE IN 2002

For the year, the high yield bond market under-performed other fixed income asset classes, as government bonds returned 11.5% and higher quality corporate bonds returned 10.5%. During the year, concerns over accounting fraud and corporate governance arose and the anticipated second-half economic recovery failed to take hold. Furthermore, increasing corporate bond default rates over the first three quarters of the year approached record highs last experienced during the last recession in 1991-92. These events caused investors to avoid riskier assets such as stocks and high yield bonds, thereby negatively affecting the returns of high yield bonds.

The high yield market did see a significant amount of cash inflow, primarily from investors allocating more to fixed income and away from equities. Unfortunately, the extremely high number of investment-grade companies getting credit rating downgrades to high yield caused a large increase in the supply of high yield bonds, which tempered the cash inflows' positive affect on the market's returns.

CABLE TV SECTOR TOP NEGATIVE INFLUENCE

The Series was slightly overweight relative to the benchmark in the cable television sector, which negatively affected performance. Our bond holdings in Adelphia Communications fell significantly as accounting fraud and executive self-dealings caused the company to file bankruptcy at mid-year. Another cable TV company, Charter Communications, experienced declining subscribers and deteriorating operating profitability and declined considerably for the year.

After deregulation in the 90's, the utility sector has experienced tremendous capacity growth over the last few years. But with the slowing economy, electricity demand hasn't been able to keep up with the growing supply, and wholesale electricity prices have decreased significantly. Some of the Series' holdings in this sector that have been negatively affected by this supply-demand imbalance include Calpine, Mirant and A.E.S. Corporation.

The airline sector deteriorated over the course of 2002 as the sluggish economy and slowdown in business travel caused both U.S. Airways and United Airlines to file for bankruptcy. Pegasus Aviation, an equipment trust backed by aircraft, was also affected by these negative industry conditions. The value of the collateral in this trust significantly declined due to the over-supply of "parked" airplanes in the industry.

SOME SUCCESS STORIES AID SERIES

Allied Holdings, an automobile transport company, experienced poor results in 2001, primarily due to poor management and declining auto sales through the first nine months of the year. But the Series benefited greatly by continuing to hold these bonds as a restructuring of Allied's business operations, coupled with strong auto sales in


--------------------------------------------------------------------------------

SERIES P (HIGH YIELD SERIES)
February 15, 2003

2002 helped the bonds to return 90% for the year. Another laggard in 2001 that rebounded in 2002 was Primedia, a magazine publishing company. The company was able to sell assets, pay down its debt, and beat its anticipated earnings throughout the year. Nextel Communications, a wireless service provider, was a strong performer during 2002 as the company was able to grow its subscriber base, generate strong earnings and de-lever its balance sheet.

Finally, the Series' performance was positively affected by our overweight positions in the home construction and gaming sectors, two sectors that continued to have strong performance in 2002.

POSITIVE OUTLOOK FOR HIGH YIELD MARKET IN 2003

We anticipate that 2003 will be a strong year for the high yield market. The default rates that have been rising since 1999 started to decline in the fourth quarter of 2002, and we expect this trend to continue into 2003. Furthermore, the accounting fraud and corporate governance issues seem to be behind us, providing more confidence in our financial markets and in riskier assets such as high yield. Finally, in times of economic recovery, the high yield market has traditionally performed well. If 2003 is indeed a year for recovery, we have many reasons to be optimistic about the prospects for high yield.

Sincerely,

David Toussaint
Portfolio Manager

                           AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 20021

                                                                  Since
                                                                Inception
                                        1 Year    5 Years        (8-5-96)

Series P                                 0.41%      2.06%          4.64%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

     The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                          SERIES P VS. LEHMAN BROTHERS
                                HIGH YIELD INDEX

                                           8/96     12/96    12/97    12/98    12/99    12/00    12/01    12/02

SBL Fund Series P                       $10,000    10,660   12,076   12,782   12,950   12,753   13,317   13,371

Lehman Brothers High Yield Index        $10,000    10,713   12,081   12,306   12,589   11,851   12,476   12,306

                            $10,000 Since Inception

The chart above assumes a hypothetical $10,000 investment in Series P (High Yield Series) on August 5, 1996 and reflects the fees and expenses of Series P. On December 31, 2002 the value of the investment (assuming reinvestment of all dividends and distributions) would have grown to $13,372. By comparison, the same $10,000 investment would have grown to $12,306 based on the Lehman Brothers High Yield Index's performance.



--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002

SERIES P (HIGH YIELD)

                                                            PRINCIPAL
                                                            AMOUNT OR
                                                             NUMBER         MARKET
PREFERRED STOCKS                                            OF SHARES       VALUE
----------------                                          ------------   ------------
BANKING - 0.1%
California Federal Bank, 9.125% .......................          1,000   $     26,010
MEDIA - CABLE - 0.2%
CSC Holdings, Inc., 11.125% ...........................          1,083        100,719
MEDIA NON-CABLE - 0.8%
Primedia,Inc., (Cl. D), 10.00%* .......................          4,910        316,695
STEEL - 0.0%
Weirton Steel Corporation, 0.00%* .....................            315            315
TELECOMMUNICATIONS - 0.0%
McLeodUSA, Inc., 2.50%* ...............................            407          1,669
                                                                         ------------
  Total preferred stocks - 1.1% .......................                       445,408

COMMON STOCKS

HEALTH CARE EQUIPMENT - 0.0%
Mediq, Inc.* ..........................................             92             --
HEALTH CARE SUPPLIES - 0.1%
Dade Behring, Inc.* ...................................          2,567         39,789
INTEGRATED TELECOMMUNICATIONS SERVICE - 0.0%
Call-Net Enterprises, Inc. (Cl. B)* ...................          1,678          1,040
                                                                         ------------
Flag Telecom Group, Ltd.* .............................            146          1,022
                                                                                2,062
MOVIES & ENTERTAINMENT - 0.1%
Viacom, Inc. (Cl. B)* .................................            592         24,130
PUBLISHING & PRINTING - 0.0%
Golden Books Family Entertainment Inc.* ...............          1,416              1
TELECOMMUNICATIONS EQUIPMENT - 0.4%
Wiltel Communications, Inc.* ..........................          9,813        154,947
UNIT INVESTMENT TRUSTS - 1.2%
Diamonds Trust ........................................          1,750        146,213
Nasdaq-100 Shares Index Tracking Stock* ...............          3,600         87,876
Standard & Poor's Depositary Receipts Trust ...........          3,250        286,942
                                                                         ------------
                                                                              521,031
                                                                         ------------
  Total common stocks - 1.8% ..........................                       741,960

CONVERTIBLE BONDS
-----------------

CONSTRUCTION MACHINERY - 1.8%
Shaw Group, Inc., 0.00% - 2021(1) .....................   $  1,325,000        758,563
PHARMACEUTICALS - 1.1%
Ligand Pharmaceuticals, 6.00% - 2007 ..................        425,000        466,438
                                                                         ------------
  Total convertible bonds - 2.9% ......................                     1,225,001

CORPORATE BONDS
---------------

AEROSPACE/DEFENSE - 0.6%
Argo-Tech Corporation, 8.625% - 2007 ..................         20,000         13,800
Hexcel Corporation, 9.75% - 2009 ......................         25,000         21,125
Sequa Corporation:
  8.875% - 2008 .......................................         30,000         28,650
  9.00% - 2009 ........................................        200,000        192,000
                                                                         ------------
                                                                              255,575
AIRLINES - 1.2%
Air Canada, 10.25% - 2011 .............................         65,000         36,400
Atlas Air, Inc., 9.375% - 2006 ........................         30,000          6,225
Delta Air Lines, 7.90% - 2009 .........................         75,000         51,750
Northwest Airlines, Inc.:
  8.875% - 2006 .......................................         25,000         16,250
  9.875% - 2007 .......................................         10,000          6,400
United Air Lines, 7.73% - 2010 ........................        500,000        384,660
                                                                         ------------
                                                                              501,685
AUTOMOTIVE - 3.6%
Accuride Corporation, 9.25% - 2008 ....................         70,000         42,000
Allied Holdings, Inc., 8.625% - 2007 ..................        655,000        499,437
Autonation, Inc., 9.00% - 2008 ........................        450,000        454,500
CSK Auto, Inc.:
  11.00% - 2006 .......................................          1,000          1,009
  12.00% - 2006 .......................................         29,000         31,030
Dana Corporation, 9.00% - 2011 ........................         85,000         82,025
Dura Operating Corporation:
  9.00% - 2009 ........................................         10,000          9,100
  8.625% - 2012 .......................................         10,000         10,050
Goodyear Tire & Rubber:
  8.50% - 2007 ........................................         15,000         12,746
  7.857% - 2011 .......................................         40,000         29,955
LDM Technologies, Inc., 10.75% - 2007 .................         25,000         18,750
Lear Corporation:
  7.96% - 2005 ........................................        250,000        256,562
  8.11% - 2009 ........................................         40,000         42,300
                                                                         ------------
                                                                            1,489,464
BANKING - 1.4%
BF Saul Reit, 9.75% - 2008 ............................        350,000        347,375
Doral Financial Corporation, 8.50% - 2004 .............         70,000         74,550
FCB/NC Capital Trust , 8.05% - 2028 ...................         75,000         69,375
Popular North America, Inc., 6.125% - 2006 ............         60,000         64,923
Western Financial Bank:
  8.875% - 2007 .......................................         30,000         29,062
  9.625% - 2012 .......................................          5,000          4,850
                                                                         ------------
                                                                              590,135


--------------------------------------------------------------------------------
                                       21 See accompanying notes.

DECEMBER 31, 2002

SERIES P (HIGH YIELD) (CONTINUED)

                                                            PRINCIPAL       MARKET
CORPORATE BONDS (CONTINUED)                                  AMOUNT         VALUE
---------------------------                               ------------   ------------
BASIC INDUSTRY - OTHER - 0.1%
Johnsondiversey, Inc., 9.625% - 2012 ..................   $      5,000   $      5,262
Numatics, Inc., 9.625% - 2008 .........................         50,000         23,500
                                                                         ------------
                                                                               28,762
BEVERAGE - 0.5%
Canandaigua Brands, Inc., 8.625% - 2006 ...............        200,000        212,000
BUILDING MATERIALS - 1.4%
American Plumbing & Mechanical, Inc., 11.625% - 2008 ..        300,000         87,000
Knoll, Inc., 10.875% - 2006 ...........................         33,000         31,350
Masco Corporation, 6.00% - 2004 .......................         45,000         46,975
Nortek, Inc. 8.875% - 2008 ............................        375,000        383,437
Owens Corning, 7.50% - 2005* ..........................         20,000          5,000
Resolution Performance, 13.50% - 2010 .................         15,000         15,825
                                                                         ------------
                                                                              569,587
CHEMICALS - 2.0%
Borden Chemicals & Plastics, 9.50% - 2005* ............         20,000            200
IMC Global, Inc.:
  7.625% - 2005 .......................................         35,000         33,600
  11.25% - 2011 .......................................          5,000          5,375
ISP Holdings, Inc., 10.625% - 2009 ....................        800,000        696,000
Lyondell Chemical Company:
  9.625% - 2007 .......................................         40,000         38,400
  9.875% - 2007 .......................................         15,000         14,400
  10.875% - 2009 ......................................         45,000         38,475
Methanex Corporation, 8.75% - 2012 ....................          5,000          5,300
Royster-Clark, Inc., 10.25% - 2009 ....................         15,000         11,550
                                                                         ------------
                                                                              843,300
CONSTRUCTION MACHINERY - 2.7%
Agco Corporation, 8.50% - 2006 ........................        225,000        227,250
Bucyrus International, 9.75% - 2007 ...................         30,000         12,075
Case Corporation, 7.25% - 2005 ........................         30,000         25,500
Navistar International:
  9.375% - 2006 .......................................         45,000         43,200
  8.00% - 2008 ........................................        175,000        141,750
NMHG Holding Company, 10.00% - 2009 ...................          5,000          5,000
Titan Wheel International, Inc., 8.75% - 2007 .........        175,000         99,750
United Rentals, Inc.:
  9.00% - 2009 ........................................         50,000         39,875
  9.25% - 2009 ........................................        625,000        510,937
                                                                         ------------
                                                                            1,105,337
CONSUMER PRODUCTS - 2.0%
Corning Consumer Product, 9.625% - 2008* ..............         50,000          2,500
Hasbro, Inc.:
  8.50% - 2006 ........................................         10,000         10,200
  6.15% - 2008 ........................................         56,000         53,760
Icon Health & Fitness, 11.25% - 2012 ..................         25,000         21,750
Tyco International Group S.A., 5.80% - 2006 ...........        800,000        756,000
                                                                         ------------
                                                                              844,210
ELECTRIC - UTILITY - 4.9%
AES Corporation:
  10.25% - 2006 .......................................        700,000        336,000
  8.875% - 2011 .......................................         95,000         55,100
Avista Corporation, 9.75% - 2008 ......................         50,000         49,375
Calpine Corporation:
  8.75% - 2007 ........................................        225,000         97,875
  8.625% - 2010 .......................................         85,000         36,125
  8.50% - 2011 ........................................        475,000        206,625
CMS Energy Corporation:
  6.75% - 2004 ........................................         25,000         23,250
  9.875% - 2007 .......................................         10,000          9,500
  7.50% - 2009 ........................................        610,000        518,500
East Coast Power LLC:
  6.737% - 2008 .......................................         85,751         75,016
  7.066% - 2012 .......................................        117,000         94,901
Mirant Americas Generation LLC:
  7.625% - 2006 .......................................        775,000        406,875
  7.20% - 2008 ........................................         50,000         23,750
Ucar Finance, Inc., 10.25% - 2012 .....................         15,000         11,925
Western Rescources, Inc., 7.125% - 2009 ...............         90,000         71,100
                                                                         ------------
                                                                            2,015,917
ENERGY - OTHER - 0.1%
Energy Corporation of America, 9.50% - 2007 ...........         75,000         46,500
ENVIRONMENTAL - 2.6%
Allied Waste of North America, Inc:
  7.625% - 2006 .......................................         40,000         39,800
  8.50% - 2008 ........................................         20,000         20,100
  8.875% - 2008 .......................................        385,000        390,775
  10.00% - 2009 .......................................        635,000        630,238
                                                                         ------------
                                                                            1,080,913
FINANCIAL COMPANIES - 0.1%
Dollar Financial Group, Inc., 10.875% - 2006 ..........         50,000         41,625



--------------------------------------------------------------------------------
                                       22 See accompanying notes.

DECEMBER 31, 2002

SERIES P (HIGH YIELD) (CONTINUED)

                                                                 PRINCIPAL       MARKET
CORPORATE BONDS (CONTINUED)                                       AMOUNT         VALUE
---------------------------                                    ------------   ------------
FOOD - 1.4%
Land O Lakes, Inc., 8.75% - 2011 ...........................   $    450,000   $    249,750
Nash Finch Company, 8.50% - 2008 ...........................        450,000        306,000
                                                                              ------------
                                                                                   555,750
GAMING - 6.5%
Circus Circus:
  6.75% - 2003 .............................................        150,000        151,500
  9.25% - 2005 .............................................        800,000        836,000
Harrahs Operating Company, Inc., 7.875% - 2005 .............        375,000        397,500
Isle of Capri Casinos, Inc., 8.75% - 2009 ..................        500,000        513,750
Mandalay Resort Group, 10.25% - 2007 .......................         45,000         49,387
MGM Grand, Inc., 6.95% - 2005 ..............................        125,000        129,035
MGM Mirage, Inc.:
  8.50% - 2010 .............................................         15,000         16,575
  8.375% - 2011 ............................................         55,000         59,263
Mirage Resorts, Inc., 6.625% - 2005 ........................        150,000        153,633
Park Place Entertainment Corporation, 7.875%- 2005 .........        300,000        305,250
Riviera Holdings Corporation, 11.00% - 2010 ................         40,000         36,000
Station Casinos, 8.875% - 2008 .............................         50,000         52,000
                                                                              ------------
                                                                                 2,699,893
HEALTHCARE - 5.6%
Alaris Medical, Inc.:
  9.75% - 2006 .............................................         25,000         25,000
  0.00% - 2008(3) ..........................................         80,000         73,600
Beverly Enterprises, Inc., 9.625% - 2009 ...................         40,000         33,600
Bio-Rad Labs, 11.625% - 2007 ...............................         45,000         49,837
Conmed Corporation, 9.00% - 2008 ...........................         50,000         52,000
Healthsouth Corporation, Inc., 8.50% - 2008 ................        775,000        670,375
Radiologix, Inc., 10.50% - 2008 ............................         45,000         35,100
Rural/Metro Corporation, 7.875% - 2008 .....................        150,000        112,687
Service Corporation International, 6.00% - 2005 ............      1,250,000      1,175,000
Sybron Dental Specialties, 8.125% - 2012 ...................          5,000          5,050
Triad Hospitals Holdings, Inc.:
  8.75% - 2009 .............................................         10,000         10,712
  11.00% - 2009 ............................................         25,000         27,625
Universal Hospital Services, 10.25% - 2008 .................         40,000         37,900
                                                                              ------------
                                                                                 2,308,486
HOME CONSTRUCTION - 2.9%
Beazer Homes USA, 8.875% - 2008 ............................         60,000         62,100
D.R. Horton, Inc., 8.375% - 2004 ...........................        125,000        126,875
KB Home, 9.50% - 2011 ......................................         35,000         37,100
M.D.C. Holdings, Inc., 8.375% - 2008 .......................        113,000        116,955
NVR, Inc., 8.00% - 2005 ....................................         50,000         52,000
Oakwood Homes Corporation, 8.125% - 2009* ..................        275,000         67,375
Standard Pacific Corporation, 8.50% - 2009 .................        285,000        287,850
Toll Corporation, 7.75% - 2007 .............................        100,000         98,500
WCI Communities, Inc., 10.625% - 2011 ......................        350,000        337,750
                                                                              ------------
                                                                                 1,186,505
INDEPENDENT - EXPLORATION AND PRODUCTION - 2.8%
Chesapeake Energy Corporation, 8.375% - 2008 ...............        675,000        698,625
Magnum Hunter Resources, Inc., 9.60% - 2012 ................        375,000        398,438
Pioneer Natural Resources Company, 9.625% - 2010 ...........         15,000         17,845
Plains Exploration & Production Company, 8.75% - 2012 ......         40,000         41,600
                                                                              ------------
                                                                                 1,156,508
INSURANCE - 0.7%
Fairfax Financial Holdings, 7.375% - 2006 ..................         10,000          8,263
Genamerica Capital, Inc., 8.525% - 2027 ....................        175,000        185,031
Torchmark Corporation, 6.25% - 2006 ........................         75,000         81,099
                                                                              ------------
                                                                                   274,393
LODGING - 4.0%
HMH Properties, Inc., 7.875% - 2008 ........................        275,000        266,750
Meristar Hospitality Corporation, 9.00% - 2008 .............        275,000        242,000
Starwood Hotels & Resorts Worldwide, Inc., 7.375% - 2007 ...        600,000        589,500
Sun International Hotels, 8.875% - 2011 ....................        550,000        561,000
                                                                              ------------
                                                                                 1,659,250



--------------------------------------------------------------------------------
                                       23 See accompanying notes.

DECEMBER 31, 2002

SERIES P (HIGH YIELD) (CONTINUED)

                                                                 PRINCIPAL       MARKET
CORPORATE BONDS (CONTINUED)                                       AMOUNT         VALUE
---------------------------                                    ------------   ------------
MEDIA - CABLE - 7.5%
Adelphia Communications Corporation:
  9.50% - 2004* .......................................   $     21,694   $      8,027
  8.375% - 2008* ......................................        350,000        129,500
  7.75% - 2009* .......................................         15,000          5,550
  10.875% - 2010* .....................................         25,000          9,500
Century Communications Corporation, 9.50%-2005* .......        250,000         65,000
Charter Communications Holdings LLC:
  8.25% - 2007 ........................................         25,000         11,125
  8.625% - 2009 .......................................        400,000        178,000
  10.00% - 2011 .......................................         20,000          8,900
  11.125% - 2011 ......................................        300,000        135,750
  0.00% - 2011(3) .....................................         20,000          5,200
CSC Holdings, Inc.:
  7.25% - 2008 ........................................        375,000        349,219
  8.125% - 2009 .......................................         35,000         33,644
Classic Cable, Inc., 10.50% - 2010* ...................         30,000          3,600
Diamond Holdings, plc, 9.125% - 2008* .................        325,000        201,500
Frontiervision Holdings, 11.875% - 2007* ..............         20,000         11,200
Insight Midwest:
  9.75% - 2009 ........................................         40,000         38,000
  10.50% - 2010 .......................................         15,000         14,588
Jones Intercable, Inc., 7.625% - 2008 .................        200,000        211,471
Mediacom, LLC, 9.50% - 2013 ...........................        800,000        720,000
Mediacom Broadband, LLC, 11.00% - 2013 ................         25,000         25,375
Rogers Cantel, Inc.:
  9.375% - 2008 .......................................         25,000         23,500
  9.75% - 2016 ........................................         10,000          9,025
Rogers Communications, Inc.:
  9.125% - 2006 .......................................        895,000        860,319
  8.875% - 2007 .......................................         25,000         23,875
Telewest Communications, 11.25% - 2008* ...............         45,000          8,100
United Pan-Europe Communications, 11.50% - 2010* ......         25,000          1,875
                                                                         ------------
                                                                            3,091,843
MEDIA - NON-CABLE - 3.5%
Allbritton Communications Company, 9.75% - 2007 .......        100,000        103,500
Canwest Media, Inc., 10.625% - 2011 ...................         25,000         26,688
Corus Entertainment, Inc., 8.75% - 2012 ...............         30,000         31,762
Echostar DBS Corporation:
  9.125% - 2009 .......................................         15,000         15,788
  9.375% - 2009 .......................................         70,000         74,025
Entravision Communications Corporation,
  8.125% - 2009 .......................................         10,000         10,400
Hollinger International Publishing, 9.00% - 2010 ......        400,000        403,500
K-III Communications Corporation, 10.25% - 2004 .......         20,000         19,625
Primedia, Inc., 8.875% - 2011 .........................         55,000         49,775
Quebecor Media, Inc.:
  11.125% - 2011 ......................................         40,000         36,850
  0.00% - 2011(3) .....................................         80,000         45,300
RH Donnelley Financial Corporation:
  8.875% - 2010 .......................................        250,000        267,500
  10.875% - 2012 ......................................        125,000        136,250
Time Warner, Inc., 9.125% - 2013 ......................         30,000         34,650
USA Networks, Inc., 6.75% - 2005 ......................        175,000        183,263
                                                                         ------------
                                                                            1,438,876
METALS - 0.9%
AK Steel Corporation, 7.875% - 2009 ...................        195,000        196,950
Bulong Operations, 12.50% - 2008* .....................        185,000             --
Century Aluminum Company, 11.75% - 2008 ...............         25,000         24,250
National Steel Corporation, 9.875% - 2009* ............         60,000         23,325
Oregon Steel Mills, Inc., 10.00% - 2009 ...............         10,000         10,150
P&L Coal Holdings Corporation, 8.875% - 2008 ..........         92,000         96,600
Steel Dynamics, Inc., 9.50% - 2009 ....................          5,000          5,238
U.S. Steel, LLC, 10.75% - 2008 ........................         35,000         34,475
Weirton Steel Corporation, 0.50% - 2008(2) ............         19,250          1,925
                                                                         ------------
                                                                              392,913


--------------------------------------------------------------------------------
                                       24 See accompanying notes.

DECEMBER 31, 2002

SERIES P (HIGH YIELD) (CONTINUED)

                                                                PRINCIPAL        MARKET
CORPORATE BONDS (CONTINUED)                                       AMOUNT         VALUE
---------------------------                                    ------------   ------------
OIL FIELD SERVICES - 0.2%
Forest Oil Corporation, 8.00% - 2008 .......................   $     15,000   $     15,825
Parker Drilling Company, 9.75% - 2006 ......................         20,000         20,300
Pride International, Inc., 10.00% - 2009 ...................         25,000         27,000
                                                                              ------------
                                                                                    63,125
PACKAGING - 2.6%
Fonda Group, Inc., 9.50% - 2007 ............................         25,000         13,562
Owens-Illinois, Inc.:
  7.85% - 2004 .............................................         15,000         14,813
  8.10% - 2007 .............................................      1,075,000      1,037,375
  7.50% - 2010 .............................................         30,000         27,600
                                                                              ------------
                                                                                 1,093,350
PAPER - 2.4%
Appleton Papers, Inc., 12.50% - 2008 .......................        375,000        410,156
Buckeye Technologies, Inc., 8.50% - 2005 ...................         30,000         27,150
Caraustar Industries, Inc., 9.875% - 2011 ..................         45,000         46,350
Domtar, Inc., 8.75% - 2006 .................................        250,000        290,355
Georgia-Pacific Corporation, 9.50% - 2011 ..................         55,000         53,900
Graphic Packaging Corporation, 8.625% - 2012 ...............          5,000          5,262
Longview Fibre Company, 10.00% - 2009 ......................         10,000         10,500
Pacifica Papers, Inc., 10.00% - 2009 .......................         45,000         47,587
Paperboard Industrial International, Inc., 8.375% - 2007 ...         25,000         24,250
Stone Container Corporation:
  9.25% - 2008 .............................................         22,000         23,265
  8.375% - 2012 ............................................         45,000         46,125
                                                                              ------------
                                                                                   984,900
PHARMACEUTICALS - 2.1%
AdvancePCS, 8.50% - 2008 ...................................        800,000        832,000
Athena Neurosciences Finance, LLC, 7.25% - 2008 ............         45,000         24,525
                                                                              ------------
                                                                                   856,525
RAILROADS - 0.1%
Kansas City Southern Railway Company, 9.50% - 2008 .........         50,000         55,063
REFINING - 0.6%
Clark Refining & Marketing:
  8.375% - 2007 ............................................         40,000         38,200
  8.625% - 2008 ............................................         20,000         19,100
Crown Central Petroleum Corporation,
  10.875% - 2005 ...........................................        125,000        100,000
Frontier Oil Corporation:
  9.125% - 2006 ............................................         20,000         19,150
  11.75% - 2009 ............................................         20,000         20,600
Giant Industries, 11.00% - 2012 ............................         30,000         20,100
Tesoro Petroleum Corporation:
  9.00% - 2008 .............................................         15,000          9,900
  9.625% - 2008 ............................................         30,000         20,400
  9.625% - 2012 ............................................         20,000         13,000
                                                                              ------------
                                                                                   260,450
RETAILERS - 2.4%
Ames Department Stores, Inc., 10.00% - 2006* ...............        300,000             --
Gap, Inc., 10.55% - 2008 ...................................         70,000         76,300
JC Penney Company, Inc., 7.375% - 2008 .....................         40,000         40,000
PCA Finance Corporation, 11.875% - 2009 ....................         30,000         30,450
Rite Aid Corporation:
  7.125% - 2007 ............................................         65,000         53,625
  11.25% - 2008 ............................................         20,000         18,500
Sealy Mattress Company, 10.875% - 2007(3) ..................         40,000         38,800
Zale Corporation, 8.50% - 2007 .............................        750,000        750,000
                                                                              ------------
                                                                                 1,007,675
SERVICES - 1.5%
American Eco Corporation, 9.625% - 2008* ...................        200,000             20
Iron Mountain, Inc.:
  8.75% - 2009 .............................................        450,000        464,062
  8.25% - 2011 .............................................         50,000         51,500
Mail-Well I Corporation, 9.625% - 2012 .....................         10,000          8,900
Von Hoffman Press, Inc.:
  10.375% - 2007 ...........................................         25,000         19,250
  10.25% - 2009 ............................................         25,000         23,375
World Color Press, Inc., 8.375% - 2008 .....................         50,000         52,063
                                                                              ------------
                                                                                   619,170



--------------------------------------------------------------------------------
                                       25 See accompanying notes.

DECEMBER 31, 2002

SERIES P (HIGH YIELD) (CONTINUED)


                                                                PRINCIPAL        MARKET
CORPORATE BONDS (CONTINUED)                                       AMOUNT         VALUE
---------------------------                                    ------------   ------------
SUPERMARKETS - 3.1%
Fleming Companies, Inc., 9.875% - 2012 .....................   $    400,000   $    232,000
Ingles Markets, Inc., 8.875% - 2011 ........................        800,000        740,000
Roundy's, Inc., 8.875% - 2012 ..............................        300,000        294,000
Winn-Dixie Store, Inc., 8.875% - 2008 ......................         15,000         15,337
                                                                              ------------
                                                                                 1,281,337
TECHNOLOGY - 3.7%
Amkor Technology, Inc., 9.25% - 2008 .......................         10,000          8,450
Avaya, Inc., 11.125% - 2009 ................................         55,000         49,775
Computer Associates, Inc., 6.375% - 2005 ...................      1,200,000      1,164,000
Chippac International, Ltd., 12.75% - 2009 .................         70,000         73,500
Hewlett-Packard Company, 5.75% - 2006 ......................        110,000        118,211
SCG Holding & Semiconductor Company, 12.00% - 2009 .........         95,000         41,800
Viasystems, Inc., 9.75% - 2007* ............................         35,000          3,500
Xerox Capital Europe, plc, 5.875% - 2004 ...................         40,000         38,200
Xerox Corporation, 9.75% - 2009 ............................         35,000         33,600
                                                                              ------------
                                                                                 1,531,036
TELECOMMUNICATIONS - 4.3%
Call-Net Enterprises, Inc., 10.625% - 2008 .................         34,922         18,858
Crown Castle International Corporation, 10.625% - 2007 .....         35,000         31,500
Exodus Communications, Inc., 11.625% - 2010* ...............        350,000         13,125
GCI, Inc., 9.75% - 2007 ....................................         25,000         20,000
Lin Holdings Corporation, 0.00% - 2008(3) ..................         80,000         81,700
Mastec, Inc., 7.75% - 2008 .................................        425,000        369,750
Nextel Communications:
  9.75% - 2007 .............................................         45,000         41,625
  0.00% - 2008(3) ..........................................        600,000        549,000
  9.375% - 2009 ............................................        455,000        411,775
  9.50% - 2011 .............................................         35,000         31,500
Qwest Capital Funding, 7.25% - 2011 ........................        105,000         67,200
Rogers Wireless, Inc., 9.625% - 2011 .......................         40,000         37,800
Telecommunication Techniques Company, 9.75% - 2008 .........         30,000          4,500
Time Warner Telecom, Inc., 10.125% - 2011 ..................         55,000         29,700
Worldcom, Inc.:
  8.25% - 2010* ............................................          5,000          1,175
  7.50% - 2011* ............................................        130,000         30,550
  8.25% - 2031* ............................................        105,000         24,675
                                                                              ------------
                                                                                 1,764,433
TEXTILES - 0.5%
Levi Strauss & Company, 11.625% - 2008 .....................         50,000         48,875
Westpoint Stevens, Inc., 7.875% - 2008 .....................        475,000        137,750
                                                                              ------------
                                                                                   186,625
TOBACCO - 0.2%
Dimon, Inc., 8.875% - 2006 .................................        100,000        101,250
TRANSPORTATION - OTHER - 1.2%
Pegasus Aviation Lease Securitization, 8.42% - 2030* .......        489,231             --
Stena AB, 9.625% - 2012 ....................................        425,000        438,813
Teekay Shipping Corporation, 8.32% - 2008 ..................         65,000         66,706
                                                                              ------------
                                                                                   505,519
                                                                              ------------
  Total corporate bonds - 83.9% ............................                    34,699,885

FOREIGN BONDS
-------------

BULGARIA - 0.4%
Republic of Bulgaria, 2.6875% - 2011(2) ....................         58,200         53,980
Republic of Bulgaria FLIRB, 2.6875% - 2012(2) ..............        133,333        125,667
                                                                              ------------
                                                                                   179,647
CHILE - 0.3%
Republic of Chile:
  5.625% - 2007 ............................................        100,000        105,502
  7.125% - 2012 ............................................         25,000         28,103
                                                                              ------------
                                                                                   133,605
DOMINICAN REPUBLIC - 0.1%
Dominican Republic, 9.50% - 2006 ...........................         40,000         42,400
KOREA - 0.5%
Korea Development Bank, 7.125% - 2004 ......................        195,000        207,291
MEXICO - 1.0%
Pemex Project Funding Master Trust:
  8.50% - 2008 .............................................         30,000         33,450
  7.875% - 2009 ............................................         35,000         37,625
  9.125% - 2010 ............................................         40,000         45,800
United Mexican States:
  8.375% - 2011 ............................................         85,000         96,050
  7.50% - 2012 .............................................        200,000        214,250
                                                               ------------   ------------
                                                                                   427,175



--------------------------------------------------------------------------------
                                       26 See accompanying notes.

DECEMBER 31, 2002

SERIES P (HIGH YIELD) (CONTINUED)

                                                            PRINCIPAL
                                                            AMOUNT OR
                                                              NUMBER          MARKET
FOREIGN BONDS (CONTINUED)                                    OF SHARES        VALUE
-------------------------                                   ------------   ------------
PANAMA - 0.4%
Republic of Panama:
  9.625% - 2011 .........................................   $    100,000   $    109,250
  5.00% - 2014(2) .......................................   $     44,444         39,654
                                                                           ------------
                                                                                148,904
PERU - 0.2%
Republic of Peru, 4.00% - 2017(2) .......................   $    115,000         81,654
PHILIPPINES - 0.3%
Republic of Philippines:
  8.875% - 2008 .........................................   $     70,000         72,800
  8.375% - 2009 .........................................   $     30,000         30,075
                                                                           ------------
                                                                                102,875
RUSSIA - 0.8%
Russia Finance Ministry:
  3.00% - 2003 ..........................................   $     90,000         89,415
  3.00% - 2011 ..........................................   $     80,000         55,200
Russian Federation:
  8.75% - 2005 ..........................................   $     40,000         43,400
  10.00% - 2007 .........................................   $    100,000        113,875
  8.25% - 2010 ..........................................   $     36,500         38,599
                                                                           ------------
                                                                                340,489
SOUTH AFRICA - 0.4%
Republic of South Africa:
  9.125% - 2009 .........................................   $     95,000        113,287
  7.375% - 2012 .........................................   $     35,000         37,887
                                                                           ------------
                                                                                151,174
TUNISIA - 0.2%
Banque Cent de Tunisie, 7.375% - 2012 ...................   $     80,000         84,400
UKRAINE - 0.2%
Ukraine Government, 11.00% - 2007 .......................   $     63,000         65,205
VENEZUELA - 0.2%
Republic of Venezuela, 2.875% - 2007(2) .................   $    119,046         91,690
                                                                           ------------
  Total foreign bonds - 5.0% ............................                     2,056,509

WARRANTS - 0.0%
---------------

McLeodUSA, Inc. .........................................            902            315

REPURCHASE AGREEMENT - 1.8%
---------------------------

United Missouri Bank, 0.87%, 01-02-03 (Collateralized
  by FNMA, 01-17-03 with a value of $766,551) ...........   $    751,000        751,000
  Total investments - 96.5% .............................                    39,920,078
  Cash & other assets, less liabilities - 3.5% ..........                     1,460,496
                                                                           ------------
  Total net assets - 100.0% .............................                  $ 41,380,574
                                                                           ============

For federal income tax purposes the identified cost of investments owned at December 31, 2002 was $45,282,328.

*Non-income producing security

(1) Deferred interest obligation currently zero under terms of initial offering.

(2) Variable rate security. Rate indicated is rate effective at December 31, 2002.

(3) Security is a step bond. Rate indicated is rate effective at December 31, 2002.



--------------------------------------------------------------------------------
                                       27 See accompanying notes.

SERIES C (MONEY MARKET SERIES)
February 15, 2003

[SECURITY FUNDS LOGO]
ADVISOR, SECURITY MANAGEMENT COMPANY, LLC

TO OUR CONTRACTHOLDERS:

2002 marked the second consecutive year of difficult times for money market funds, although the Money Market Series still offered positive returns in a year when few equity offerings could make the same claim. The Series returned 1.20% for the 12-month period ending on December 31, 2002.(1) The Series' Lipper peer group produced an average return of 1.3%.

FALLING INTEREST RATES A CHALLENGE FOR MONEY MARKET MANAGERS

In 2002, the Federal Reserve Bank's policy-making Open Market Committee lowered Fed Funds target interest rates one time in the amount of .50%. This follows a year when the Fed lowered these rates 11 times for a total of 4.75%. Declines of this magnitude generally make for lower returns for money market securities and, in turn, money market funds. This continued to be the case for the past 12 months.

CHARACTERISTICS OF PORTFOLIO ASSETS

By the end of 2002, we had extended the average maturity of the holdings in the Money Market Series to 75 days, which was 20 days longer than the benchmark. In an environment of declining interest rates, buying and holding longer-term securities allows the Series to take advantage of higher rates for a longer period of time.

The majority of the Series' assets continue to lie in Federal agency discount notes, due to general quality downgrades and credit deterioration of commercial paper. At the end of the year, about 73.5% of the Series was made up of these less risky investments. The Series holds about 18% in commercial paper investments, 3% in funding agreements, 3% in government securities and 2.5% in SBA issues.

OUTLOOK FOR 2003

We will continue to monitor economic and market conditions and adjust the mix of holdings and maturity structures in the portfolio to best take advantage of changing interest rate climates. Whatever the market conditions, the money market sector remains an important investment pool and should be considered by all investors as a part of any well-balanced portfolio.

Sincerely,

The Fixed Income Team

An investment in Series C is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency and does not attempt to maintain a stable net asset value at $1.00 per share.

Investing in foreign countries may involve risks, such as non- uniform accounting practices and political instability not associated with investing exclusively in the U.S.

                           AVERAGE ANNUAL TOTAL RETURN
                           AS OF DECEMBER 31, 2002(1)

                             1 Year          5 Years           10 Years
Series C                      1.20%            4.13%              4.26%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

     The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.



--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
December 31, 2002

SERIES C (MONEY MARKET)

                                                                  PRINCIPAL        MARKET
COMMERCIAL PAPER                                                   AMOUNT          VALUE
----------------                                                ------------   ------------
BROKERAGE - 2.0%
Merrill Lynch & Company, Inc.:
  1.28%, 01-22-03 ...........................................   $  1,000,000   $    999,220
  1.30%, 03-14-03 ...........................................      1,300,000      1,296,897
                                                                               ------------
                                                                                  2,296,117
COMBINATION GAS & ELECTRIC - 2.2%
South Carolina Electric & Gas Company, 1.37%, 02-03-03 ......      2,600,000      2,596,735
LEASING - 1.5%
International Lease Finance Corporation, 1.28%, 01-21-03 ....      1,800,000      1,798,655
NATURAL GAS - 2.9%
New Jersey Natural Gas Company:
  1.33%, 01-06-03 ...........................................      1,800,000      1,799,668
  1.32%, 01-08-03 ...........................................      1,600,000      1,599,589
                                                                               ------------
                                                                                  3,399,257
PHARMACEUTICALS - 2.6%
Schering Corporation, 1.30%, 01-23-03 .......................      3,100,000      3,097,537
PUBLISHING - 2.4%
McGraw-Hill Companies, Inc., 1.29%, 02-27-03 ................      2,800,000      2,794,664
RETAIL - DEPARTMENT STORES - 1.7%
May Department Stores Company, 1.70%, 01-21-03 ..............      2,000,000      1,998,505
TOBACCO - 2.6%
Philip Morris Company, Inc., 1.30%, 01-31-03 ................      3,000,000      2,996,775
                                                                               ------------
  Total commercial paper - 17.9% ............................                    20,978,245

U.S. GOVERNMENT & AGENCIES
--------------------------

FEDERAL FARM CREDIT BANK - 1.5%
  1.71%, 04-22-03 ...........................................      1,800,000      1,793,509
FEDERAL HOME LOAN BANK - 10.0%
  1.28%, 01-10-03 ...........................................      2,600,000      2,599,168
  1.26%, 02-21-03 ...........................................      3,000,000      2,994,918
  1.26%, 02-26-03 ...........................................      3,000,000      2,994,408
  1.26%, 03-05-03 ...........................................      3,200,000      3,193,386
                                                                               ------------
                                                                                 11,781,880
FEDERAL HOME LOAN MORTGAGE COMPANY - 24.0%
  1.65%, 01-02-03 ...........................................      4,800,000      4,800,000
  1.22%, 01-07-03 ...........................................      4,500,000      4,499,085
  1.20%, 01-17-03 ...........................................      3,000,000      2,998,400
  1.26%, 01-28-03 ...........................................      3,000,000      2,997,165
  1.42%, 01-30-03 ...........................................        800,000        799,259
  1.23%, 02-25-03 ...........................................      4,000,000      3,992,483
  1.34%, 09-03-03 ...........................................      2,500,000      2,479,668
  1.42%, 12-04-03 ...........................................      5,600,000      5,533,097
                                                                               ------------
                                                                                 28,099,157
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 38.0%
  1.63%, 01-08-03 ...........................................      4,200,000      4,199,168
  1.69%, 01-15-03 ...........................................      2,000,000      1,999,140
  1.23%, 01-21-03 ...........................................      2,100,000      2,098,565
  1.28%, 01-30-03 ...........................................      2,900,000      2,897,010
  1.23%, 01-31-03 ...........................................      2,100,000      2,097,848
  1.25%, 02-12-03 ...........................................      1,500,000      1,497,916
  1.27%, 02-14-03 ...........................................      1,000,000        998,543
  1.28%, 02-25-03 ...........................................      2,700,000      2,695,059
  1.25%, 03-10-03 ...........................................      3,400,000      3,392,408
  1.28%, 03-19-03 ...........................................      2,100,000      2,094,681
  1.30%, 03-25-03 ...........................................      1,800,000      1,795,081
  1.26%, 04-01-03 ...........................................      2,700,000      2,692,124
  1.27%, 04-04-03 ...........................................      3,100,000      3,090,650
  1.27%, 04-15-03 ...........................................      1,600,000      1,594,598
  1.27%, 05-01-03 ...........................................      2,900,000      2,888,687
  1.29%, 05-30-03 ...........................................      2,400,000      2,388,358
  1.32%, 09-19-03 ...........................................      2,100,000      2,081,799
  1.40%, 11-14-03 ...........................................      4,100,000      4,054,654
                                                                               ------------
                                                                                 44,556,289
SMALL BUSINESS ASSOCIATION POOLS - 3.1%
  #502406, 2.00%, 03-25-06(1) ...............................         18,273         18,273
  #502163, 2.25%, 12-25-12(1) ...............................        328,375        328,375
  #502353, 2.00%, 09-25-18(1) ...............................         69,068         69,068
  #503176, 1.875%, 10-25-20(1) ..............................        211,207        212,263
  #503283, 1.75%, 03-25-21(1) ...............................        107,896        107,442
  #503303, 2.25%, 04-25-21(1) ...............................        312,075        311,437
  #503308, 1.75%, 04-25-21(1) ...............................        468,183        468,183
  #503295, 2.25%, 04-25-21(1) ...............................        348,080        347,368
  #503343, 1.875%, 05-25-21(1) ..............................        674,783        674,783
  #503347, 1.875%, 05-25-21(1) ..............................        572,651        572,651
  #503459, 1.75%, 03-25-21(1) ...............................        535,998        533,989
                                                                               ------------
                                                                                  3,643,832
STUDENT LOAN MORTGAGE ASSOCIATION - 2.9%
  1.917%, 01-25-07(1) .......................................        444,958        444,054
  1.919%, 04-25-08(1) .......................................        331,009        331,251
  1.919%, 07-25-08(1) .......................................      1,068,377      1,069,167
  1.957%, 10-25-10(1) .......................................      1,500,000      1,504,938
                                                                               ------------
                                                                                  3,349,410
                                                                               ------------
  Total U.S. government & agencies - 79.5% ..................                    93,224,077

MISCELLANEOUS ASSETS
--------------------

FUNDING AGREEMENTS - 2.6%
United of Omaha Life Insurance Company, 1.48%, 01-21-05(1) ..      3,000,000      3,000,000



--------------------------------------------------------------------------------
                                       29 See accompanying notes.

December 31, 2002

SERIES C (MONEY MARKET) (CONTINUED)

                                                              PRINCIPAL          MARKET
REPURCHASE AGREEMENT                                           AMOUNT            VALUE
--------------------                                        -------------    -------------
REPURCHASE AGREEMENT - 0.1%
---------------------------

United Missouri Bank, 0.87%, 01-02-03 (Collateralized
  by FNMA, 01-17-03 with a value of $154,909) ...........   $     151,000    $     151,000
                                                                             -------------
  Total miscellaneous assets - 2.7% .....................                        3,151,000
                                                                             -------------
  Total investments - 100.1% ............................                      117,353,322
  Liabilities, less cash & other assets - (0.1)% ........                          (56,820)
                                                                             -------------
  Total net assets - 100.0% .............................                    $ 117,296,502
                                                                             =============

The identified cost of investments owned at December 31, 2002 was the same for federal income tax and financial statement purposes.

(1) Variable rate security. Rate indicated is rate effective at December 31, 2002.


--------------------------------------------------------------------------------
                                       30 See accompanying notes.

SERIES O (EQUITY INCOME SERIES)
February 15, 2003


     [T. ROWE PRICE LOGO]
          SUBADVISOR,
T. ROWE PRICE ASSOCIATES, INC.

    [BRIAN C. ROGERS PHOTO]
        Brian C. Rogers
       Portfolio Manager

TO OUR CONTRACTHOLDERS:

The Equity Income Series experienced a relatively strong year in 2002. While the Series was down 13.43% on an absolute basis, its return far surpassed that of its benchmark, the S&P 500 Stock Index, which was down 22.09% over the same period.(1)

SERIES PERFORMANCE

Holding an underweight position in the struggling technology sector helped both relative and absolute results, as this was the worst-performing sector in the index and the Series. Industrial stocks aided performance due to the strength of defense-related stocks, including Lockheed Martin and Rockwell Collins. Within industrials, conglomerate Tyco was the top contributor to relative performance as troubles there created a buying opportunity. The company is now under new management and has made successful efforts to improve its balance sheet and meet earnings estimates.

Stock selection was also strong in the consumer discretionary sector where the overweight of media stocks helped relative performance. We initiated a position in AOL Time Warner during the year and added to other media names like Dow Jones and Disney. Dow Jones has benefited from the improved advertising environment while Disney has enjoyed strength at its ABC television network. At AOL Time Warner, we feel that the assets of the original Time Warner piece of the company are currently worth more than the total of the combined firm. As retail stocks continued to struggle even during the holiday shopping season, the fund's underweight position added to relative performance.

Stock selection among telecommunications stocks helped relative results. Verizon Communications was down for the year but held up well within its sector due in part to the strength of its wireless operations. Qwest Communications and AT&T were also off notably for the year, but both experienced a strong fourth quarter. During the fourth quarter, five of the major positive contributors were telecommunications stocks: Verizon Communications, Qwest Communications, SBC Communications, Sprint-FON, and Alltel.

The only real source of weakness in the Series for the year was within the health care sector, where some of the pharmaceutical stocks were big detractors from relative performance. Bristol Myers fell on accounting concerns, while Schering Plough was off as the patent on its successful Claritin allergy drug expired in December. These stocks constitute some of our largest purchases for the year, since we believe that most of the bad news is out, and we see potential improvement over the intermediate term.

OUTLOOK

We believe we have seen the lows in the overall U.S. equities market. While it is impossible to predict the magnitude of a recovery, we have lived through a very severe bear market that was worse than that of 1973 and 1974. However, our investment approach is not dependent on stock market forecasts. We try to identify good quality companies that are selling at unusually low valuations and invest in them when their price/earnings ratios are low and dividend yields are high. We are willing to invest in a company based on its ability to



--------------------------------------------------------------------------------

SERIES O (EQUITY INCOME SERIES)
February 15, 2003


improve its fundamental performance, and on the market's tendency to value the same company quite differently at different times. In our view, the economy should continue to show gradual improvement as we move through 2003, which could result in a moderate recovery in stock prices.

Sincerely,

Brian C. Rogers
Portfolio Manager

                          AVERAGE ANNUAL TOTAL RETURN
                           AS OF DECEMBER 31, 2002(1)

                                                          Since
                                                        Inception
                        1 Year          5 Years         (6-1-95)
                        ------          -------         ---------
Series O                (13.43)%         2.17%            9.62%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

     The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


                           SERIES O VS. S&P 500 INDEX

                         6/95       12/95      12/96      12/97    12/98    12/99    12/00    12/01    12/02
                        ------     ------     ------     ------   ------   ------   ------   ------   ------
SBL Fund Series O       10,000     11,700     14,044     18,033   19,660   20,275   22,883   23,185   20,072
S&P 500                 10,000     11,711     14,399     19,203   24,690   29,888   27,167   23,938   18,649

                             $10,000 Since Inception

The chart above assumes a hypothetical $10,000 investment in Series O (Equity Income Series) on June 1, 1995 (date of inception), and reflects the fees and expenses of Series O. On December 31, 2002, the value of the investment (assuming reinvestment of all dividends and distributions) would have grown to $20,073. By comparison, the same $10,000 investment would have grown to $18,649 based on the S&P 500 Index's performance.


--------------------------------------------------------------------------------
                                       32

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002


SERIES O (EQUITY INCOME)

                                                        NUMBER         MARKET
PREFERRED STOCKS                                       OF SHARES       VALUE
----------------                                     ------------   ------------
BANKS & CREDIT - 0.3%
Ford Motor Company Capital Trust II,
  6.50% - 2032 ...................................         10,300   $    420,755
TECHNOLOGY - 0.3%
Lucent Technologies, Inc., 8.00% - 2031 ..........          1,150        566,375
                                                                    ------------
  Total preferred stocks - 0.6% ..................                       987,130

COMMON STOCKS
-------------

AEROSPACE & DEFENSE - 3.9%
Honeywell International, Inc. ....................        114,100      2,738,400
Lockheed Martin Corporation ......................         16,300        941,325
Raytheon Company .................................         31,100        956,325
Rockwell Collins, Inc. ...........................         72,900      1,695,654
                                                                    ------------
                                                                       6,331,704
AUTOMOBILE MANUFACTURERS - 0.4%
Ford Motor Company ...............................         64,100        596,130
BANKS - 6.7%
Bank of America Corporation ......................         24,100      1,676,637
Bank One Corporation .............................         66,267      2,422,059
FleetBoston Financial Corporation ................         81,120      1,971,216
Mellon Financial Corporation .....................         63,400      1,655,374
Mercantile Bankshares Corporation ................         25,400        980,186
National City Corporation ........................         30,900        844,188
Northern Trust Corporation .......................          8,200        287,410
Wells Fargo & Company ............................         24,100      1,129,567
                                                                    ------------
                                                                      10,966,637
BROADCASTING & CABLE TV - 0.9%
Comcast Corporation* .............................         64,392      1,517,719
COMMERCIAL PRINTING - 0.4%
R. R. Donnelley & Sons Company ...................         32,900        716,233
COMPUTER HARDWARE - 1.2%
Hewlett-Packard Company ..........................        117,699      2,043,255
DEPARTMENT STORES - 0.9%
J. C. Penney Company, Inc. .......................         16,100        370,461
May Department Stores Company ....................         44,350      1,019,163
                                                                    ------------
                                                                       1,389,624
DISTILLER & VINTNERS - 0.9%
Brown-Forman Corporation (Cl. B) .................         21,700      1,418,312
DISTRIBUTORS - 0.7%
Genuine Parts Company ............................         38,100      1,173,480
DIVERSIFIED CHEMICALS - 2.6%
Dow Chemical Company .............................         54,000      1,603,800
E. I. du Pont de Nemours & Company ...............         47,800      2,026,720
Hercules, Inc.* ..................................         75,100        660,880
                                                                    ------------
                                                                       4,291,400

DIVERSIFIED COMMERCIAL SERVICES - 0.5%
Dun & Bradstreet Corporation* ....................         21,300        734,637
DIVERSIFIED FINANCIAL SERVICES - 4.1%
American Express Company .........................         55,000      1,944,250
Citigroup, Inc. ..................................         37,133      1,306,710
Fannie Mae .......................................         22,300      1,434,559
J. P. Morgan Chase & Company .....................         52,630      1,263,120
Moody's Corporation ..............................         18,800        776,252
                                                                    ------------
                                                                       6,724,891
ELECTRIC UTILITIES - 3.0%
Constellation Energy Group, Inc. .................         67,300      1,872,286
Exelon Corporation ...............................         16,737        883,211
FirstEnergy Corporation ..........................         30,557      1,007,464
TXU Corporation ..................................         61,600      1,150,688
                                                                    ------------
                                                                       4,913,649
ELECTRICAL COMPONENTS & EQUIPMENT - 3.1%
Cooper Industries, Ltd. ..........................         60,688      2,212,078
Emerson Electric Company .........................         15,200        772,920
Hubbell, Inc. (Cl. B) ............................         32,500      1,142,050
Rockwell Automation, Inc. ........................         47,400        981,654
                                                                    ------------
                                                                       5,108,702
ENVIRONMENTAL SERVICES - 1.1%
Waste Management, Inc. ...........................         77,322      1,772,220
GAS UTILITIES - 0.9%
NiSource, Inc. ...................................         74,500      1,490,000
HEALTH CARE EQUIPMENT - 1.0%
Baxter International, Inc. .......................         25,000        700,000
Becton, Dickinson & Company ......................         31,200        957,528
                                                                    ------------
                                                                       1,657,528
HOME IMPROVEMENT RETAIL - 0.6%
Home Depot, Inc. .................................         41,500        994,340
HOTELS - 1.6%
Hilton Hotels Corporation ........................         91,600      1,164,236
Starwood Hotels & Resorts Worldwide, Inc.* .......         59,549      1,413,693
                                                                    ------------
                                                                       2,577,929
HOUSEHOLD APPLIANCES - 0.5%
Black & Decker Corporation .......................         19,200        823,488
HOUSEHOLD PRODUCTS - 1.7%
Clorox Company ...................................         28,200      1,163,250
Kimberly-Clark Corporation .......................         33,100      1,571,257
                                                                    ------------
                                                                       2,734,507
HOUSEWARES & SPECIALTIES - 0.9%
Fortune Brands, Inc. .............................         32,000      1,488,320
INDUSTRIAL CONGLOMERATES - 2.7%
3M Company .......................................          9,100      1,122,030
General Electric Company .........................        108,600      2,644,410
Tyco International, Ltd. .........................         38,700        660,996
                                                                    ------------
                                                                       4,427,436



--------------------------------------------------------------------------------
                           33 See accompanying notes.

DECEMBER 31, 2002


SERIES O (EQUITY INCOME) (CONTINUED)



                                                        NUMBER         MARKET
COMMON STOCKS (CONTINUED)                             OF SHARES        VALUE
-------------------------                            ------------   ------------
INDUSTRIAL MACHINERY - 1.4%
Eaton Corporation ................................         12,800   $    999,808
Pall Corporation .................................         77,300      1,289,364
                                                                    ------------
                                                                       2,289,172
INSURANCE BROKERS - 0.4%
Aon Corporation ..................................         32,400        612,036
INTEGRATED OIL & GAS - 7.3%
Amerada Hess Corporation .........................         31,200      1,717,560
ChevronTexaco Corporation ........................         49,866      3,315,092
Exxon Mobil Corporation ..........................        112,068      3,915,656
Marathon Oil Corporation .........................         31,800        677,022
Royal Dutch Petroleum Company ....................         53,900      2,372,678
                                                                    ------------
                                                                      11,998,008
INTEGRATED TELECOMMUNICATION SERVICES - 7.1%
AT&T Corporation .................................         39,810      1,039,439
Alltel Corporation ...............................         36,000      1,836,000
Qwest Communications International, Inc.* ........        315,301      1,576,505
SBC Communications, Inc. .........................         83,352      2,259,673
Sprint Corporation (FON Group) ...................         86,900      1,258,312
Verizon Communications, Inc. .....................         95,336      3,694,270
                                                                    ------------
                                                                      11,664,199
LEISURE PRODUCTS - 0.6%
Hasbro, Inc. .....................................         90,000      1,039,500
LIFE & HEALTH INSURANCE - 1.7%
Lincoln National Corporation .....................         27,000        852,660
Prudential Financial, Inc. .......................         17,800        564,972
UnumProvident Corporation ........................         79,800      1,399,692
                                                                    ------------
                                                                       2,817,324
MANAGED HEALTH CARE - 0.8%
Cigna Corporation ................................         33,100      1,361,072
MOVIES & ENTERTAINMENT - 2.3%
AOL Time Warner, Inc.* ...........................        146,300      1,916,530
Walt Disney Company ..............................        113,400      1,849,554
                                                                    ------------
                                                                       3,766,084
MULTI-LINE INSURANCE - 0.8%
American International Group, Inc. ...............         23,187      1,341,368
MULTI-UTILITIES - 1.1%
Duke Energy Corporation ..........................         67,300      1,315,042
El Paso Corporation ..............................         60,200        418,992
                                                                    ------------
                                                                       1,734,034
NETWORKING EQUIPMENT - 0.4%
Cisco Systems, Inc.* .............................         50,100        656,310
OFFICE ELECTRONICS - 0.2%
Xerox Corporation* ...............................         32,100        258,405
OIL & GAS EQUIPMENT & SERVICES - 0.4%
Baker Hughes, Inc. ...............................         19,600        630,924
OIL & GAS EXPLORATION & PRODUCTION - 1.0%
Unocal Corporation ...............................         51,300      1,568,754
PACKAGED FOODS - 2.8%
Campbell Soup Company ............................         57,500      1,349,525
General Mills, Inc. ..............................         29,000      1,361,550
Hershey Foods Corporation ........................         12,400        836,256
Kellogg Company ..................................         18,200        623,714
McCormick & Company, Inc. ........................         16,800        389,760
                                                                    ------------
                                                                       4,560,805
PAPER PRODUCTS - 1.7%
International Paper Company ......................         67,120      2,347,186
MeadWestvaco Corporation .........................         18,300        452,193
                                                                    ------------
                                                                       2,799,379
PERSONAL PRODUCTS - 0.9%
Gillette Company .................................         47,700      1,448,172
PHARMACEUTICALS - 7.5%
Abbott Laboratories ..............................         24,500        980,000
Bristol-Myers Squibb Company .....................        107,200      2,481,680
Merck & Company, Inc. ............................         78,800      4,460,868
Schering-Plough Corporation ......................        105,800      2,348,760
Wyeth ............................................         55,000      2,057,000
                                                                    ------------
                                                                      12,328,308
PHOTOGRAPHIC PRODUCTS - 1.1%
Eastman Kodak Company ............................         52,200      1,829,088
PROPERTY & CASUALTY INSURANCE - 2.7%
Chubb Corporation ................................         27,300      1,425,060
Safeco Corporation ...............................         61,300      2,125,271
St. Paul Companies, Inc. .........................         27,404        933,106
                                                                    ------------
                                                                       4,483,437
PUBLISHING & PRINTING - 3.1%
Dow Jones & Company, Inc. ........................         51,300      2,217,699
Knight-Ridder, Inc. ..............................         32,500      2,055,625
Reader's Digest Association, Inc. ................         51,200        773,120
                                                                    ------------
                                                                       5,046,444
RAILROADS - 2.4%
Norfolk Southern Corporation .....................         67,100      1,341,329
Union Pacific Corporation ........................         44,100      2,640,267
                                                                    ------------
                                                                       3,981,596
REAL ESTATE INVESTMENT TRUSTS - 0.9%
Rouse Company ....................................          3,100         98,270
Simon Property Group, Inc. .......................         39,136      1,333,364
                                                                    ------------
                                                                       1,431,634
RESTAURANTS - 0.8%
McDonald's Corporation ...........................         77,800      1,251,024
SEMICONDUCTORS - 0.6%
Agere Systems, Inc.* .............................        115,206        165,897
Agere Systems, Inc. (Cl. B)* .....................         46,801         65,521
Texas Instruments, Inc. ..........................         46,600        699,466
                                                                    ------------
                                                                         930,884


--------------------------------------------------------------------------------
                           34 See accompanying notes.

DECEMBER 31, 2002


SERIES O (EQUITY INCOME) (CONTINUED)

                                                     PRINCIPAL
                                                     AMOUNT OR
                                                       NUMBER          MARKET
COMMON STOCKS (CONTINUED)                            OF SHARES          VALUE
-------------------------                          -------------    -------------
SPECIALTY CHEMICALS - 1.5%
Great Lakes Chemical Corporation ...............          47,800    $   1,141,464
International Flavors & Fragrances, Inc. .......          38,200        1,340,820
                                                                    -------------
                                                                        2,482,284
SPECIALTY STORES - 0.5%
Toys 'R' Us, Inc.* .............................          83,900          839,000
SYSTEMS SOFTWARE - 0.7%
Microsoft Corporation* .........................          23,200        1,199,440
TELECOMMUNICATIONS EQUIPMENT - 0.7%
Lucent Technologies, Inc.* .....................         176,900          222,894
Motorola, Inc. .................................          99,100          857,215
                                                                    -------------
                                                                        1,080,109
TOBACCO - 1.5%
Phillip Morris Companies, Inc. .................          21,100          855,183
UST, Inc. ......................................          45,500        1,521,065
                                                                    -------------
                                                                        2,376,248
                                                                    -------------
  Total common stocks - 95.2% ..................                      155,697,183

FOREIGN STOCK - 1.2%
--------------------

UNITED KINGDOM
BP plc ADR .....................................          46,484        1,889,575

MONEY MARKET MUTUAL FUND - 2.1%
-------------------------------

State Street Navigator Securities
  Lending Prime Portfolio(1) ...................   $   3,491,615        3,491,615

TEMPORARY CASH INVESTMENTS - 3.0%
---------------------------------

T. Rowe Price Reserve Investment Fund ..........   $   4,159,333        4,159,333
State Street General Account Fund ..............   $     836,107          836,107
                                                                    -------------
  Total temporary cash investments - 3.0% ......                        4,995,440
                                                                    -------------
  Total investments - 102.1% ...................                      167,060,943
  Liabilities, less cash & other
    assets - (2.1%) ............................                       (3,505,520)
                                                                    -------------
  Total net assets - 100.0% ....................                    $ 163,555,423
                                                                    =============

For federal income tax purposes the identified cost of investments owned at December 31, 2002 was $192,626,528.

*Non-income producing security

ADR (American Depositary Receipt)

(1) Securities purchased with cash proceeds from securities loans.



--------------------------------------------------------------------------------
                           35 See accompanying notes.

SERIES N (MANAGED ASSET ALLOCATION SERIES)
February 15, 2003


     [T. ROWE PRICE LOGO]
          SUBADVISOR,
T. ROWE PRICE ASSOCIATES, INC.

   [EDMUND M. NOTZON PHOTO]
  Edmund M. Notzon Portfolio
            Manager


TO OUR CONTRACTHOLDERS:

For the 12 months ended December 31, the Managed Asset Allocation Series of SBL Fund returned -9.63%, just behind the -9.15% return produced by the benchmark, which is composed of 40% Lehman Brothers Aggregate Bond Index and 60% S&P 500 Stock Index.(1)

MARKET ENVIRONMENT

Stocks faced a difficult year in 2002, in large part because the economy struggled to find solid footing, though stocks did rebound strongly in the fourth quarter. Most domestic bond sectors posted solid gains during the year, aided by declining interest rates and a troubled stock market. High- quality bonds provided the best returns as longer-term interest rates fell to levels not seen in more than 40 years. High-yield bond performance generally mirrored the stock market. On average, bonds have outperformed stocks for three straight years - the third time this has happened since the Depression.

Gross domestic product - a measure of the total value of goods and services produced in the U.S. - grew at a modest 1.3% annual rate in the second quarter, down from 5% the first three months of the year, but rose at a surprisingly strong 4% in the third quarter. Consensus expectations called for a 1.3% growth rate in the final quarter. The Federal Reserve left the federal funds rate unchanged at 1.75% for most of the year, but lowered its benchmark to 1.25% in November. In its policy statement, the Central Bank noted that uncertainty, including the possibility of war in Iraq, was holding back spending, production, and employment, and said that the easing "should prove helpful as the economy works its way through this current soft spot." Fed officials are expected to remain on the side of monetary accommodation until the economy has clearly regained a self-sustaining path of growth.

PORTFOLIO HIGHLIGHTS

Over the last 12 months, the portfolio's allocation to investment-grade bonds provided a boost to the portfolio during a very difficult equity environment. An overweight position in small cap and international areas contributed to relatively strong performance relative to the benchmark over the last 12 months. High yield performed worse than higher quality fixed income sectors, as this sector has a higher correlation with trends in the equity markets.

OUTLOOK FOR 2003

During the year, we increased the allocation to equities and lowered the allocation to fixed income. As interest rates have declined dramatically, the more interest-rate sensitive sectors of the bond market have become fully valued. Our objective in making changes in the asset allocation portfolio is to take profits from sectors that have done well and reinvest in sectors that are believed to be more attractively valued. We do not necessarily believe that the equity markets will outperform over the near term. However, we believe the longer-term outlook for the asset class is favorable.

Sincerely,

Edmund M. Notzon
Portfolio Manager



--------------------------------------------------------------------------------

SERIES N (MANAGED ASSET ALLOCATION SERIES)
February 15, 2003




                           AVERAGE ANNUAL TOTAL RETURN
                           AS OF DECEMBER 31, 2002(1)

                                                 Since
                                               Inception
                    1 Year      5 Years         (6-1-95)
                    ------      -------        ---------
Series N            (9.63)%      2.01%           6.25%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

     The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


                          SERIES N VS. BLENDED INDEX &
                                  S&P 500 INDEX


                       6/1/95    12/95    12/96    12/97    12/98    12/99    12/00    12/01    12/02
                       ------   ------   ------   ------   ------   ------   ------   ------   ------
SBL Fund Series N      10,000   10,730   12,103   14,334   16,975   18,628   18,460   17,522   15,834
S&P Index              10,000   11,711   14,399   19,203   24,690   29,888   27,167   23,938   18,649
Blended Index          10,000   11,304   12,996   16,066   19,437   21,770   21,553   20,752   18,717

                             $10,000 Over Ten Years

The chart above assumes a hypothetical $10,000 investment in Series N (Managed Asset Allocation Series) on June 1, 1995 (date of inception), and reflects the fees and expenses of Series N. On December 31, 2002, the value of the investment (assuming reinvestment of all dividends and distributions) would have grown to $15,835. By comparison, the same $10,000 investment would have grown to $18,717 based on a blended index of 60% S&P 500 and 40% Lehman Aggregate Bond Index. Comparison is also made to the S&P 500 Index. The same $10,000 investment would have grown to $18,649 based on the S&P 500 Index.



--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002


SERIES N (MANAGED ASSET ALLOCATION)



                                           PRINCIPAL     MARKET
CONVERTIBLE BOND                             AMOUNT      VALUE
----------------                           ---------   ---------
ELECTRONICS - 0.0%
Solectron Corporation,
  0.00% - 2020(1) ......................   $  25,000   $  12,688

CORPORATE BONDS
---------------

AEROSPACE/DEFENSE - 0.0%
Sequa Corporation,
  9.00% - 2009 .........................      25,000      24,000
AUTOMOTIVE - 0.4%
Arvin Industries, Inc.,
  7.125% - 2009 ........................      25,000      25,048
CSK Auto, Inc., 12.00% - 2006 ..........      25,000      26,750
DaimlerChrysler NA Holdings,
  7.30% - 2012 .........................      45,000      50,497
Dana Corporation,
  10.125% - 2010 .......................      25,000      25,313
Ford Motor Company,
  7.45% - 2031 .........................     125,000     108,750
Lear Corporation , 7.96% - 2005 ........      25,000      25,656
MSX International, Inc.,
  11.375% - 2008 .......................      25,000       9,500
                                                       ---------
                                                         271,514
BANKING - 0.6%
ABN Amro Bank N.V.,
  7.125% - 2007 ........................      35,000      39,289
Bank of America Corporation,
  4.875% - 2012 ........................      60,000      60,647
BB & T Corporation:
  6.50% - 2011 .........................      20,000      22,588
  4.75% - 2012 .........................      35,000      35,125
Countrywide Home Loans, Inc.,
  5.50% - 2007 .........................     125,000     132,719
North Fork Bankcorp, Inc.,
  5.875% - 2012 ........................      15,000      16,025
State Street Corporation,
  7.65% - 2010 .........................      60,000      72,000
Washington Mutual Bank,
  5.50% - 2013 .........................      60,000      61,170
                                                       ---------
                                                         439,563
BASIC INDUSTRY - OTHER - 0.0%
Better Minerals & Aggregates
  Company, 13.00% - 2009 ...............      25,000       9,000
Owen-Ilinois, Inc., 7.15% - 2005 .......      25,000      24,031
                                                       ---------
                                                          33,031
BEVERAGE - 0.1%
Bottling Group, LLC,
  4.625% - 2012 ........................      40,000      39,982
Coca-Cola Enterprises,
  6.125% - 2011 ........................      40,000      44,204
                                                       ---------
                                                          84,186
BROKERAGE - 0.3%
Credit Suisse First Boston USA, Inc.,
  6.50% - 2012 .........................      60,000      64,125
Morgan Stanley Dean Witter &
  Company, 6.60%-2012 ..................      50,000      55,416
Regions Financial Corporation,
  6.375% - 2012 ........................      75,000      83,645
                                                       ---------
                                                         203,186
BUILDING MATERIALS - 0.4%
ABC Supply Company (Series B),
  10.625% - 2007 .......................      50,000      51,500
Associated Materials Inc.,
  9.75% - 2012 .........................      25,000      26,375
Lowe's Companies, Inc.,
  6.50% - 2029 .........................      40,000      42,786
Masco Corporation,
  5.875% - 2012 ........................      70,000      73,620
Nortek, Inc., 9.875% - 2011 ............      50,000      50,062
Ryland Group, 9.125% - 2011 ............      50,000      53,000
                                                       ---------
                                                         297,343
CAPITAL GOODS - OTHER - 0.2%
Agco Corporation, 9.50% - 2008 .........      25,000      27,000
International Wire Group,
  11.75% - 2005 ........................      50,000      30,250
Rexnord Corporation,
  10.125% - 2012 .......................      25,000      25,625
SPX Corporation, 7.50% - 2013 ..........      25,000      25,344
                                                       ---------
                                                         108,219
CAPTIVE - 0.2%
General Motors Acceptance
  Corporation, 6.125% - 2007 ...........     120,000     121,424
CHEMICALS - 0.5%
Chevron Phillips Chemical
  Company, 5.375% - 2007 ...............      90,000      94,316
Hercules, Inc., 11.125% - 2007 .........      55,000      61,325
Huntsman ICI Chemicals LLC,
  10.125% - 2009 .......................      50,000      41,500
Koppers Industry, Inc.,
  9.875% - 2007 ........................      50,000      45,750
Lyondell Chemical Company,
  9.875% - 2007 ........................      25,000      24,000
MacDermid, Inc., 9.125% - 2011 .........      50,000      53,375
Salt Holdings Corporation, Inc.,
  0.00% - 2012(5) ......................      25,000      13,500
                                                       ---------
                                                         333,766



--------------------------------------------------------------------------------
                           38 See accompanying notes.

DECEMBER 31, 2002


SERIES N (MANAGED ASSET ALLOCATION) (CONTINUED)



                                        PRINCIPAL      MARKET
CORPORATE BONDS (CONTINUED)               AMOUNT        VALUE
---------------------------             ----------   ----------
COMMUNICATIONS - OTHER - 0.2%
Dex Media East, LLC:
  9.875% - 2009 .....................   $   25,000   $   26,750
  12.125% - 2012 ....................       50,000       55,375
IBM Corporation, 4.25% - 2009 .......       55,000       56,158
                                                     ----------
                                                        138,283
CONSTRUCTION MACHINERY - 0.0%
Cummins, Inc., 9.50% - 2010 .........       25,000       26,625
CONSUMER PRODUCTS - 0.3%
Actuant Corporation,
  13.00% - 2009 .....................       49,000       57,330
American Achievement Corporation,
  11.625% - 2007 ....................       25,000       26,531
Hasbro, Inc., 8.50% - 2006 ..........       50,000       51,000
Iron Mountain, Inc.,
  8.25% - 2011 ......................       25,000       25,750
Jostens, Inc., 12.75% - 2010 ........       25,000       28,375
                                                     ----------
                                                        188,986
DISTRIBUTORS - 0.4%
Amerigas Partners LP/AP Eagle
  Finance Corporation,
  8.875% - 2011 .....................       75,000       78,000
Entergy Gulf States, Inc.,
  5.20% - 2007 ......................       40,000       40,358
Ferrellgas Partners LP,
  8.75% - 2012 ......................       25,000       25,875
Reliant Energy Resources,
  6.50% - 2008 ......................       11,000        9,273
Sempra Energy, 6.80% - 2004 .........       95,000       98,968
                                                     ----------
                                                        252,474
DIVERSIFIED METALS & MINING - 0.0%
Peabody Energy Corporation,
  9.625% - 2008 .....................       25,000       26,406
ELECTRIC UTILITY - 1.5%
Appalachian Power Company,
  4.80% - 2005 ......................       95,000       95,389
Cincinnati Gas & Electric Company,
  5.70% - 2012 ......................       40,000       41,002
Consolidated Edison Company of
  New York, 4.875% - 2013 ...........       25,000       25,347
Constellation Energy Group,
  6.35% - 2007 ......................       40,000       42,062
Consumers Energy Company,
  6.00% - 2005 ......................       80,000       79,300
Entergy Louisiana, Inc.,
  6.50% - 2008 ......................      125,000      128,630
Firstenergy Corporation,
  7.375% - 2031 .....................       60,000       58,163
Midwest Power Systems, Inc.,
  7.125% - 2003 .....................      140,000      140,525
Nisource Finance Corporation,
  7.625% - 2005 .....................       90,000       94,001
Oncor Electric Delivery,
  7.25% - 2033 ......................       40,000       40,735
Pinnacle West Capital Corporation,
  6.40% - 2006 ......................       40,000       40,724
PPL Energy Supply, LLC,
  6.40% - 2011 ......................       60,000       59,690
Progress Energy, Inc.,
  6.75% - 2006 ......................       25,000       26,852
PSEG Power, LLC, 8.625% - 2031 ......       30,000       32,303
Sanmina Corporation,
  10.375% - 2010 ....................       25,000       25,250
Southern Power Company,
  6.25% - 2012 ......................       45,000       47,544
TNP Enterprises, Inc.,
  10.25% - 2010 .....................       25,000       23,500
                                                     ----------
                                                      1,001,017
ENERGY - OTHER - 0.2%
Fairchild Semiconductor
  Corporation, 10.50% - 2009 ........       50,000       54,000
Universal Compression,
  0.00% - 2008(5) ...................       50,000       51,500
                                                     ----------
                                                        105,500
ENTERTAINMENT - 0.2%
AMF Bowling Worldwide,
  13.00% - 2008 .....................       25,000       25,250
Bally Total Fitness Holding
  Corporation, 9.875% - 2007 ........       25,000       21,750
Hard Rock Hotel, Inc.,
  9.25% - 2005 ......................       25,000       25,250
Premier Parks,Inc., 9.75%-2007 ......       25,000       24,250
Six Flags, Inc.:
  9.50% - 2009 ......................       25,000       24,125
  8.875% - 2010 .....................       25,000       23,500
                                                     ----------
                                                        144,125
ENVIRONMENTAL - 0.2%
Allied Waste North America
  (Series B), 7.875% - 2009 .........       25,000       24,625
Fisher Scientific International,
  8.125% - 2012 .....................       25,000       25,875
IESI Corporation, 10.25% - 2012 .....       25,000       24,125
Synagro Technologies, Inc.,
  9.50% - 2009 ......................       25,000       26,062
Weyerhaeuser Company,
  5.95% - 2008 ......................       40,000       42,700
                                                     ----------
                                                        143,387



--------------------------------------------------------------------------------
                           39 See accompanying notes.

DECEMBER 31, 2002


SERIES N (MANAGED ASSET ALLOCATION) (CONTINUED)


                                            PRINCIPAL     MARKET
CORPORATE BONDS (CONTINUED)                   AMOUNT      VALUE
---------------------------                 ---------   ---------
FINANCIAL - OTHER - 0.2%
IPC Acquisition Corporation,
  11.50% - 2009 .........................   $  50,000   $  43,000
Wells Fargo Financial,
  5.50% - 2012 ..........................      80,000      84,630
                                                        ---------
                                                          127,630
FOOD - 0.3%
Agrilink Food, Inc.,
  11.875% - 2008 ........................      25,000      26,813
Kellogg Company, 6.60% - 2011 ...........      40,000      45,050
Kraft Foods, Inc., 6.25% - 2012 .........      85,000      95,053
TravelCenters of America,
  12.75% - 2009 .........................      50,000      53,000
                                                        ---------
                                                          219,916
GAMING - 0.7%
Ameristar Casinos, Inc.,
  10.75% - 2009 .........................      50,000      54,750
Argosy Gaming Company,
  10.75% - 2009 .........................     100,000     110,000
Chumash Casino & Resort,
  9.00% - 2010 ..........................      25,000      26,500
Hollywood Casino Corporation,
  11.25% - 2007 .........................      25,000      27,000
Penn National Gaming, Inc.,
  11.125% - 2008 ........................      50,000      54,750
Pinnacle Entertainment,
  9.25% - 2007 ..........................      50,000      44,250
Riviera Holdings Corporation,
  11.00% - 2010 .........................      25,000      22,500
Station Casinos, Inc.,
  9.875% - 2010 .........................      25,000      27,125
Turning Stone Casino,
  9.125% - 2010 .........................      25,000      25,563
Venetian Casinos Resort LLC,
  11.00% - 2010 .........................      50,000      52,250
                                                        ---------
                                                          444,688
HEALTHCARE - 0.2%
Alaris Medical, Inc.,
  9.75% - 2006 ..........................      25,000      25,000
Concentra Operating Corporation,
  13.00% - 2009 .........................      25,000      25,250
Insight Health Services Corporation,
  9.875% - 2011 .........................      25,000      24,000
Kinetic Concepts, Inc.,
  9.625% - 2007 .........................      25,000      25,875
Playtex Products, Inc.,
  9.375% - 2011 .........................      25,000      27,625
Vicar Operating, Inc.,
  9.875% - 2009 .........................      25,000      27,000
                                                        ---------
                                                          154,750
HOME CONSTRUCTION - 0.1%
Lennar Corporation (Series B),
  9.95% - 2010 ..........................      50,000      54,500
WCI Communities, Inc.,
  10.625% - 2011 ........................      25,000      24,125
                                                        ---------
                                                           78,625
INDUSTRIAL - INTEGRATED - 0.1%
Conocophillips, 5.90% - 2032 ............      40,000      39,773
INDUSTRIAL - OTHER - 0.0%
National Waterworks, Inc.,
  10.50% - 2012 .........................      25,000      26,094
INSURANCE - PROPERTY & CASUALTY - 0.1%
Willis Corroon Corporation,
  9.00% - 2009 ..........................      50,000      52,750
LIFE - 0.6%
AIG Sunamerica Global Finance XII,
  5.30% - 2007 ..........................      70,000      75,448
Allstate Financial Global Funding,
  5.25% - 2007 ..........................     125,000     132,815
John Hancock Global Funding II,
  5.625% - 2006 .........................     125,000     134,204
Nationwide Financial Services, Inc.,
  5.90% - 2012 ..........................      85,000      86,668
                                                        ---------
                                                          429,135
LODGING - 0.2%
Courtyard by Marriott,
  10.75% - 2008 .........................      50,000      50,938
Hilton Hotels Corporation,
  7.625% - 2012 .........................      25,000      25,246
John Q. Hammons Hotels, LP,
  8.875% - 2012 .........................      25,000      25,125
Starwood Hotels & Resorts,
  Worldwide,Inc., 7.375% - 2007 .........      25,000      24,563
                                                        ---------
                                                          125,872
MEDIA - CABLE - 0.8%
Cox Communications, Inc.,
  7.875% - 2009 .........................      65,000      73,333
CSC Holdings, Inc.,
  7.625% - 2011 .........................      25,000      23,469
Echostar DBS Corporation:
  10.375% - 2007 ........................      25,000      27,063
  9.125% - 2009 .........................      50,000      52,625
  9.375% - 2009 .........................      25,000      26,438
Granite Broadcasting Corporation,
  10.375% - 2005 ........................      25,000      21,625
Insight Midwest, 10.50% - 2010 ..........      50,000      48,625
Lin Holdings Corporation,
  0.00% - 20085 .........................      50,000      51,938
Mediacom Broadband, LLC,
  11.00% - 2013 .........................      25,000      25,375
News America Holdings,
  8.50% - 2005 ..........................      45,000      48,658



--------------------------------------------------------------------------------
                           40 See accompanying notes.

DECEMBER 31, 2002


SERIES N (MANAGED ASSET ALLOCATION) (CONTINUED)


                                                      PRINCIPAL    MARKET
CORPORATE BONDS (CONTINUED)                             AMOUNT      VALUE
---------------------------                           ---------   ---------
MEDIA - CABLE (CONTINUED)
Paxson Communications
  Corporation, 0.00% - 2009(5) ....................   $  50,000   $  31,750
Rogers Cantel, Inc., 9.75% - 2016 .................     100,000      90,250
                                                                  ---------
                                                                    521,149
MEDIA - NONCABLE - 1.0%
Acme Television/Finance,
  10.875% - 2004 ..................................      25,000      25,438
AOL Time Warner, Inc.,
  7.625% - 2031 ...................................      40,000      41,111
Canwest Media, Inc.,
  10.625% - 2011 ..................................      25,000      26,688
Chancellor Media Corporation,
  8.125% - 2007 ...................................      25,000      26,031
Clear Channel Communications,
  7.875% - 2005 ...................................     120,000     131,378
Coinmach Corporation,
  9.00% - 2010 ....................................      25,000      26,219
K-III Communications Corporation,
  10.25% - 2004 ...................................      50,000      49,063
Lamar Media Corporation,
  8.625% - 2007 ...................................      25,000      26,125
Radio One, Inc., 8.875% - 2011 ....................      25,000      26,750
R.H. Donnelley Financial Corporation:
  8.875% - 2010 ...................................      25,000      26,750
  10.875% - 2012 ..................................      50,000      54,500
Sinclair Broadcast Group,
  8.00% - 2012 ....................................      75,000      78,188
Spanish Broadcasting Systems,
  9.625% - 2009 ...................................      50,000      51,750
Transwestern Holdings, LP,
  11.875% - 2008(5) ...............................      12,000      12,690
Transwestern Publishing,
  9.625% - 2007 ...................................      25,000      26,125
Viacom, Inc., 5.625% - 2012 .......................      30,000      32,005
Young Broadcasting, Inc.:
  8.75% - 2007 ....................................      17,000      16,575
  10.00% - 2011 ...................................      17,000      16,958
                                                                  ---------
                                                                    694,344
METALS - 0.5%
Alcan, Inc., 4.875% - 2012 ........................      55,000      55,696
Bethlehem Steel,
  10.375% - 2003* .................................      50,000       1,500
Freeport McMoran Resources,
  7.00% - 2008 ....................................      50,000      27,500
  Inco, Ltd., 7.75% - 2012 ........................      45,000      50,128
Jorgensen (Earle M.) Company,
  9.75% - 2012 ....................................      50,000      50,875
Silgan Holdings, Inc.,
  9.00% - 2009 ....................................      50,000      52,125
Steel Dynamics, Inc.,
  9.50% - 2009 ....................................      25,000      26,187
Trimas Corporation,
  9.875% - 2012 ...................................      25,000      24,750
                                                                  ---------
                                                                    288,761
NATURAL GAS - 0.0%
Nuevo Energy Company,
  9.50% - 2008 ....................................         500         515
NONCAPTIVE - CONSUMER - 0.4%
Boeing Capital Corporation,
  5.75% - 2007 ....................................      45,000      47,548
Household Finance Corporation,
  5.75% - 2007 ....................................      15,000      15,699
International Lease Finance
  Corporation, 6.375% - 2009 ......................     100,000     106,828
Sears Roebuck Acceptance
  Corporation, 6.70% - 2012 .......................      60,000      56,953
Wiliams Scotsman, Inc.,
  9.875% - 2007 ...................................      25,000      23,125
                                                                  ---------
                                                                    250,153
NONCAPTIVE - DIVERSIFIED - 0.3%
CIT Group, Inc.:
  7.125% - 2004 ...................................      20,000      21,135
  7.75% - 2012 ....................................      45,000      50,542
General Electric Capital Company,
  6.00% - 2012 ....................................      50,000      53,984
John Deere Capital Corporation,
  7.00% - 2012 ....................................      45,000      52,174
                                                                  ---------
                                                                    177,835
OIL FIELD SERVICES - 0.5%
Anadarko Petroleum Corporation,
  5.00% - 2012 ....................................      45,000      45,550
Baker Hughes, Inc.,
  6.875% - 2029 ...................................      55,000      60,831
Chesapeake Energy Corporation,
  9.00% - 2012 ....................................      25,000      26,500
Encore Acquisition Company,
  8.375% - 2012 ...................................      25,000      26,000
Hanover Equipment Trust 2001 A,
  8.50% - 2008 ....................................      25,000      24,375
Magnum Hunter Resources, Inc.,
  10.00% - 2007 ...................................      25,000      26,125
Pemex Project Funding Master
  Trust, 7.375% - 2014 ............................      55,000      56,375
Petro Stopping Center/Financial
  Corporation, 10.50% - 2007 ......................      50,000      46,500
Pride Petroleum Services, Inc.,
  9.375% - 2007 ...................................      25,000      26,125
Swift Energy Company,
  9.375% - 2012 ...................................      25,000      24,250
                                                                  ---------
                                                                    362,631



--------------------------------------------------------------------------------
                           41 See accompanying notes.

DECEMBER 31, 2002


SERIES N (MANAGED ASSET ALLOCATION) (CONTINUED)


                                           PRINCIPAL     MARKET
CORPORATE BONDS (CONTINUED)                 AMOUNT       VALUE
---------------------------                ---------   ---------
PACKAGING - 0.3%
AEP Industries, Inc.,
  9.875% - 2007 ........................   $  25,000   $  24,000
Bway Corporation,
  10.00% - 2010 ........................      25,000      25,937
Constar International,
  11.00% - 2012 ........................      25,000      24,875
Four M Corporation,
  12.00% - 2006 ........................      50,000      51,750
Greif Brothers Corporation,
  8.875% - 2012 ........................      25,000      26,500
Owens-Brockway Glass Containers,
  8.875% - 2009 ........................      25,000      25,750
                                                       ---------
                                                         178,812
PAPER PRODUCTS - 0.2%
Longview Fibre Company,
  10.00% - 2009 ........................      25,000      26,250
Packaging Corporation of America,
  9.625% - 2009 ........................      50,000      53,625
Plastipak Holdings, Inc.,
  10.75% - 2011 ........................      25,000      26,281
Potlatch Corporation,
  10.00% - 2011 ........................      25,000      27,375
Stone Container Corporation,
  8.375% - 2012 ........................      25,000      25,625
                                                       ---------
                                                         159,156
PHARMACEUTICALS - 0.2%
Abbott Laboratories,
  5.625% - 2006 ........................      55,000      60,128
Amerisourcebergen Corporation,
  8.125% - 2008 ........................      75,000      79,875
                                                       ---------
                                                         140,003
PIPELINES - 0.1%
Kinder Morgan Energy Partners,
  6.50% - 2012 .........................      45,000      47,028
RAILROADS - 0.1%
Union Pacific Corporation,
  6.50% - 2012 .........................      55,000      61,796
REAL ESTATE INVESTMENT TRUSTS - 0.2%
Host Marriott LP, 9.50% - 2007 .........      25,000      25,375
Rouse Company, 8.43% - 2005 ............     100,000     108,560
                                                       ---------
                                                         133,935
REFINING - 0.1%
Compass Minerals Group,
  10.00% - 2011 ........................      25,000      27,375
Westport Resources Corporation,
  8.25% - 2011 .........................      25,000      26,250
                                                       ---------
                                                          53,625
RETAILERS - 0.1%
Gap, Inc., 10.55% - 2008 ...............      50,000      54,500
Yum! Brands, Inc., 7.70% - 2012 ........      25,000      26,000
                                                       ---------
                                                          80,500
SERVICES - 0.2%
Brickman Group, Ltd.,
  11.75% - 2009 ........................      25,000      26,125
Dyncorp, Inc., 9.50% - 2007 ............      25,000      25,875
Petroleum Helicopters,
  9.375% - 2009 ........................      25,000      26,281
Servicemaster Company LP,
  7.45% - 2027 .........................      25,000      26,038
                                                       ---------
                                                         104,319
SUPERMARKETS - 0.1%
Jitney-Jungle Stores,
  12.00% - 2006* .......................      75,000          --
Kroger Company, 6.20% - 2012 ...........      55,000      58,722
                                                       ---------
                                                          58,722
TECHNOLOGY - 0.2%
ASAT Finance LLC,
  12.50% - 2006 ........................      32,500      24,375
Chippac International, Ltd.,
  12.75% - 2009 ........................      25,000      26,250
Flextronics International, Ltd.,
  9.875% - 2010 ........................      25,000      26,938
Global Imaging Systems,
  10.75% - 2007 ........................      25,000      25,000
Seagate Technology HDD Holdings,
  8.00% - 2009 .........................      25,000      25,875
                                                       ---------
                                                         128,438
TELECOMMUNICATIONS - 0.5%
Alaska Communications Systems
  Holdings, Inc., 9.375% - 2009 ........      70,000      50,050
AT&T Corporation, 8.00% - 2031 .........      85,000      93,690
Nextel Communications:
  10.65% - 2007 ........................      75,000      71,625
  0.00% - 2008(5) ......................      25,000      22,875
Tritel PCS, Inc., 10.375% - 2011 .......      25,000      26,750
Triton PCS, Inc., 0.00% - 2008(5) ......      25,000      20,813
Verizon Florida, Inc.,
  6.125% - 2013 ........................      30,000      32,156
Verizon Global Funding Corporation:
  7.375% - 2012 ........................      15,000      17,258
  7.75% - 2030 .........................      25,000      29,114
                                                       ---------
                                                         364,331



--------------------------------------------------------------------------------
                           42 See accompanying notes.

DECEMBER 31, 2002


SERIES N (MANAGED ASSET ALLOCATION) (CONTINUED)


                                           PRINCIPAL
                                           AMOUNT OR
                                             NUMBER       MARKET
CORPORATE BONDS (CONTINUED)                OF SHARES      VALUE
---------------------------                ----------   ----------
TEXTILE - 0.1%
Collins & Aikman Floorcover,
  9.75% - 2010 .........................   $   25,000   $   25,000
Interface, Inc., 10.375% - 2010 ........   $   25,000       24,250
Levi Strauss & Company,
  11.625% - 2008 .......................   $   25,000       24,438
                                                        ----------
                                                            73,688
TOBACCO - 0.2%
Burns Philip Capital Property, Ltd.,
  9.75% - 2012 .........................   $   50,000       48,000
Dimon, Inc., 9.625% - 2011 .............   $   25,000       26,438
UST, Inc., 6.625% - 2012 ...............   $   70,000       76,264
                                                        ----------
                                                           150,702
TRANSPORTATION-OTHER - 0.1%
Avis Group Holdings, Inc.,
  11.00% - 2009 ........................   $   25,000       27,375
Stena AB, 9.625% - 2012 ................   $   25,000       25,813
                                                        ----------
                                                            53,188
                                                        ----------
  Total corporate bonds - 14.4% ........                 9,725,899

COMMON STOCKS
-------------

ADVERTISING - 0.0%
Lamar Advertising Company* .............          300       10,095
AEROSPACE & DEFENSE - 1.0%
Aeroflex, Inc.* ........................        1,000        6,900
Boeing Company .........................        3,000       98,970
General Dynamics Corporation ...........          400       31,748
Honeywell International, Inc. ..........        7,500      180,000
L-3 Communications Holdings, Inc.* .....          400       17,964
Lockheed Martin Corporation ............        2,000      115,500
Northrop Grumman Corporation ...........          700       67,900
Raytheon Company .......................        2,000       61,500
Triumph Group, Inc.* ...................          500       15,970
United Technologies Corporation ........          900       55,746
                                                        ----------
                                                           652,198
AIR FREIGHT & COURIERS - 0.3%
Expeditors International of
  Washington, Inc. .....................          300        9,795
Forward Air Corporation* ...............          400        7,764
United Parcel Service, Inc. ............        3,100      195,548
UTI Worldwide, Inc. ....................        1,100       28,875
                                                        ----------
                                                           241,982
AIRLINES - 0.1%
Atlantic Coast Airlines Holdings,
  Inc.* ................................        1,500       18,045
Delta Air Lines, Inc. ..................        1,700       20,570
Frontier Airlines, Inc.* ...............        5,050       34,138
Skywest, Inc. ..........................          800       10,456
Southwest Airlines Company .............        1,600       22,240
                                                        ----------
                                                           105,449
ALUMINUM - 0.1%
Alcoa, Inc. ............................        3,500       79,730
APPAREL & ACCESSORIES - 0.0%
Coach, Inc.* ...........................          700       23,044
APPAREL RETAIL - 0.3%
Christopher & Banks Corporation* .......        1,700       35,275
Gap, Inc. ..............................        5,900       91,568
Ross Stores, Inc. ......................          500       21,195
Too, Inc.* .............................        1,400       32,928
                                                        ----------
                                                           180,966
APPLICATION SOFTWARE - 0.2%
Barra, Inc.* ...........................          500       15,165
Cadence Design Systems, Inc.* ..........          800        9,432
Factset Research Systems, Inc. .........          500       14,135
Fair, Isaac & Company, Inc. ............          830       35,441
Jack Henry & Associates, Inc. ..........          900       10,836
Mercury Interactive Corporation* .......          900       26,685
Serena Software, Inc.* .................        1,100       17,369
Tibco Software, Inc.* ..................        1,900       11,742
                                                        ----------
                                                           140,805
AUTO PARTS & EQUIPMENT - 0.2%
Arvinmeritor, Inc. .....................          500        8,335
Autoliv, Inc. ..........................          900       18,837
Delphi Corporation .....................        2,426       19,529
Gentex Corporation* ....................          800       25,312
Lear Corporation* ......................          800       26,624
                                                        ----------
                                                            98,637
AUTOMOBILE MANUFACTURERS - 0.1%
General Motors Corporation .............        1,900       70,034
BANKS - 4.2%
Bank of America Corporation ............        8,855      616,042
Bankatlantic Bancorp, Inc. .............        2,300       21,735
Banknorth Group, Inc. ..................        1,500       33,900
Boston Private Financial Holdings,
  Inc. .................................        4,600       91,356
Comerica, Inc. .........................        1,200       51,888
Commerce Bancshares, Inc. ..............          960       37,748
Community First Bankshares, Inc. .......        1,200       31,752
Compass Bancshares, Inc. ...............        1,300       40,651
East West Bancorp, Inc. ................          700       25,256
Fleetboston Financial Corporation ......        7,021      170,610
Huntington Bancshares, Inc. ............        4,600       86,066
Indymac Bancorp, Inc.* .................          600       11,094
Keycorp ................................        8,900      223,746
M&T Bank Corporation ...................          400       31,740
Mellon Financial Corporation ...........        3,600       93,996
Mercantile Bankshares
  Corporation ..........................        1,000       38,590
National Commerce Financial
  Corporation ..........................        1,025       24,446


--------------------------------------------------------------------------------
                           43 See accompanying notes.

DECEMBER 31, 2002


SERIES N (MANAGED ASSET ALLOCATION) (CONTINUED)


                                             NUMBER       MARKET
COMMON STOCKS (CONTINUED)                  OF SHARES      VALUE
-------------------------                  ----------   ----------
BANKS (CONTINUED)
Northern Trust Corporation .............        2,500   $   87,625
Popular, Inc. ..........................        1,100       37,180
Southwest Bancorporation of
  Texas, Inc.* .........................          700       20,167
TCF Financial Corporation ..............          800       34,952
Texas Regional Bancshares, Inc. ........          950       33,764
UCBH Holdings, Inc. ....................          700       29,715
U.S. Bancorp ...........................       18,700      396,814
Wachovia Corporation ...................        9,700      353,468
Wells Fargo & Company ..................        3,100      145,297
Wilmington Trust Corporation ...........        1,200       38,016
                                                        ----------
                                                         2,807,614
BIOTECHNOLOGY - 0.8%
Abgenix, Inc.* .........................        1,000        7,370
Alkermes, Inc.* ........................        1,000        6,270
Amgen, Inc.* ...........................        4,300      207,862
Celgene Corporation* ...................        1,400       30,058
Cephalon, Inc.* ........................          195        9,490
Charles River Laboratories
  International, Inc.* .................          300       11,544
Deltagen, Inc.* ........................          900          432
Genentech, Inc.* .......................        2,000       66,320
Gilead Sciences, Inc.* .................          600       20,400
Human Genome Sciences, Inc.* ...........        1,100        9,691
ICOS Corporation* ......................          500       11,705
IDEC Pharmaceuticals Corporation* ......          700       23,219
Invitrogen Corporation* ................          416       13,033
Medimmune, Inc.* .......................        1,800       48,906
Neurocrine Biosciences, Inc.* ..........          500       22,830
Techne Corporation* ....................          500       14,284
                                                        ----------
                                                           503,414
BREWERS - 0.2%
Anheuser-Busch Companies, Inc. .........        3,000      145,200
Boston Beer Company, Inc.* .............          400        5,720
                                                        ----------
                                                           150,920
BROADCASTING & CABLE TV - 1.1%
Comcast Corporation* ...................        8,014      188,890
Cox Communications, Inc.* ..............          700       19,880
Cox Radio, Inc.* .......................        3,100       70,711
Echostar Communications
  Corporation* .........................        4,300       95,718
Emmis Communications
  Corporation* .........................          200        4,166
General Motors Corporation
  (Cl. H)* .............................        2,900       31,030
Hispanic Broadcasting
  Corporation* .........................          400        8,220
Liberty Media Corporation* .............        6,864       61,364
Radio One, Inc. (Cl. D)* ...............          600        8,658
Spanish Broadcasting Systems,
  Inc.* ................................        8,400       60,480
Univision Communications, Inc.* ........        6,500      159,250
Westwood One, Inc.* ....................          600       22,416
                                                        ----------
                                                           730,783
BUILDING PRODUCTS - 0.1%
American Standard Companies,
  Inc.* ................................          300       21,342
Masco Corporation ......................        1,700       35,785
                                                        ----------
                                                            57,127
CASINOS & GAMING - 0.1%
Argosy Gaming Company* .................          200        3,786
Mandalay Resort Group* .................          600       18,366
Park Place Entertainment
  Corporation* .........................        2,400       20,160
                                                        ----------
                                                            42,312
CATALOG RETAIL - 0.2%
Insight Enterprises, Inc.* .............        1,300       10,803
USA Interactive* .......................        4,900      112,014
                                                        ----------
                                                           122,817
COMMERCIAL PRINTING - 0.0%
R.R. Donnelley & Sons Company ..........        1,000       21,770
COMPUTER & ELECTRONICS RETAIL - 0.1%
Best Buy Company, Inc.* ................        1,350       32,602
Ultimate Electronics, Inc.* ............        2,200       22,330
                                                        ----------
                                                            54,932
COMPUTER HARDWARE - 1.1%
Dell Computer Corporation* .............       10,500      280,770
Hewlett-Packard Company ................       11,111      192,887
International Business Machines
  Corporation ..........................        3,100      240,250
Sun Microsystems, Inc.* ................          100          311
                                                        ----------
                                                           714,218
COMPUTER STORAGE & PERIPHERALS - 0.2%
EMC Corporation* .......................        1,700       10,438
Lexmark International, Inc.* ...........        1,500       90,750
Storage Technology Corporation* ........        1,600       34,272
                                                        ----------
                                                           135,460
CONSTRUCTION & ENGINEERING - 0.0%
Insituform Technologies, Inc.* .........          600       10,230
CONSTRUCTION & FARM MACHINERY - 0.2%
Cummins, Inc. ..........................          500       14,065
Deere & Company ........................        1,000       45,850
Navistar International
  Corporation* .........................          700       17,017
Oshkosh Truck Corporation ..............          500       30,750
                                                        ----------
                                                           107,682



--------------------------------------------------------------------------------
                           44 See accompanying notes.

DECEMBER 31, 2002


SERIES N (MANAGED ASSET ALLOCATION) (CONTINUED)


                                                NUMBER       MARKET
COMMON STOCKS (CONTINUED)                     OF SHARES      VALUE
-------------------------                     ----------   ----------
CONSTRUCTION MATERIALS - 0.0%
Martin Marietta Materials, Inc. ...........          400   $   12,264
CONSUMER FINANCE - 0.0%
Doral Financial Corporation ...............          450       12,870
DATA PROCESSING SERVICES - 0.5%
Bisys Group, Inc.* ........................          600        9,540
Ceridian Corporation* .....................        1,000       14,420
Concord EFS, Inc.* ........................        2,400       37,776
DST Systems, Inc.* ........................          800       28,440
First Data Corporation ....................        4,400      155,804
Global Payments, Inc. .....................          500       16,005
Paychex, Inc. .............................        3,200       89,280
Intercept, Inc.* ..........................          400        6,772
                                                           ----------
                                                              358,037
DEPARTMENT STORES - 0.2%
Kohl's Corporation* .......................        1,400       78,330
Nordstrom, Inc. ...........................        1,300       24,661
                                                           ----------
                                                              102,991
DIVERSIFIED CHEMICALS - 0.5%
Cabot Corporation .........................        2,000       53,080
Dow Chemical Company ......................        4,900      145,530
E.I. du Pont de Nemours &
  Company .................................        3,451      146,322
                                                           ----------
                                                              344,932
DIVERSIFIED COMMERCIAL SERVICES - 0.5%
Apollo Group, Inc.* .......................          800       35,200
Career Education Corporation* .............          100        4,000
Choicepoint, Inc.* ........................          266       10,504
Corinthian Colleges, Inc.* ................          300       11,358
Corporate Executive Board
  Company* ................................        1,100       35,112
Devry, Inc.* ..............................          800       13,288
Dun & Bradstreet Corporation* .............          300       10,347
Education Management
  Corporation* ............................          500       18,800
Exult, Inc.* ..............................       44,300      140,874
G&K Services, Inc. ........................          300       10,620
Iron Mountain, Inc.* ......................          800       26,408
Servicemaster Company .....................        1,000       11,100
University of Phoenix Online* .............          766       27,453
                                                           ----------
                                                              355,064
DIVERSIFIED FINANCIAL SERVICES - 3.5%
Affiliated Managers Group, Inc.* ..........          200       10,060
Catellus Development
  Corporation* ............................          500        9,925
Charles Schwab Corporation ................        5,900       64,015
Citigroup, Inc. ...........................       23,673      833,053
Eaton Vance Corporation ...................        1,100       31,075
Fannie Mae ................................        3,500      225,155
Federated Investors, Inc. (Cl. B) .........          800       20,296
Franklin Resources, Inc. ..................        1,300       44,304
Freddie Mac ...............................        2,900      171,245
Goldman Sachs Group, Inc. .................        2,000      136,200
Investment Technology Group,
  Inc.* ...................................          400        8,944
Investors Financial Services
  Corporation .............................          900       24,651
J.P. Morgan Chase & Company ...............       10,836      260,064
Legg Mason, Inc. ..........................          700       33,978
Merrill Lynch & Company, Inc. .............        3,700      140,415
Moody's Corporation .......................          400       16,516
Morgan Stanley ............................        1,400       55,888
Nationwide Financial Services,
  Inc. ....................................        1,400       40,110
Neuberger Berman, Inc. ....................          400       13,396
Principal Financial Group, Inc. ...........        1,900       57,247
SLM Corporation ...........................          500       51,930
State Street Corporation ..................        1,700       66,300
Waddell & Reed Financial, Inc. ............        2,700       53,109
                                                           ----------
                                                            2,367,876
DIVERSIFIED METAL & MINING - 0.0%
Phelps Dodge Corporation* .................          200        6,330
DRUG RETAIL - 0.3%
CVS Corporation ...........................        2,000       49,940
Walgreen Company ..........................        5,100      148,869
                                                           ----------
                                                              198,809
ELECTRIC UTILITIES - 1.0%
Alliant Energy Corporation ................        1,000       16,550
Centerpoint Energy, Inc. ..................        1,600       13,600
Consolidated Edison, Inc. .................        2,600      111,332
Constellation Energy Group, Inc. ..........        1,500       41,730
Entergy Corporation .......................        3,200      145,888
Firstenergy Corporation ...................        2,900       95,613
Great Plains Energy, Inc. .................        1,100       25,168
OGE Energy Corporation ....................        1,200       21,120
PG&E Corporation* .........................        4,300       59,770
PPL Corporation ...........................        2,100       72,828
Southern Company ..........................        2,500       70,975
TXU Corporation ...........................        1,300       24,284
                                                           ----------
                                                              698,858
ELECTRICAL COMPONENTS & EQUIPMENT - 0.1%
C & D Technologies, Inc. ..................          700       12,369
Cooper Industries, Ltd. ...................        1,300       47,385
Littelfuse, Inc.* .........................          700       11,802
                                                           ----------
                                                               71,556



--------------------------------------------------------------------------------
                           45 See accompanying notes.

DECEMBER 31, 2002


SERIES N (MANAGED ASSET ALLOCATION) (CONTINUED)


                                                   NUMBER       MARKET
COMMON STOCKS (CONTINUED)                        OF SHARES      VALUE
-------------------------                        ----------   ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.4%
AVX Corporation ..............................        1,900   $   18,620
Celestica, Inc.* .............................        3,300       46,530
Jabil Circuit, Inc.* .........................        4,700       84,224
Newport Corporation* .........................        1,000       12,560
Plexus Corporation* ..........................        2,600       22,828
Sanmina-SCI Corporation* .....................        4,532       20,349
Tech Data Corporation* .......................          700       18,872
Technitrol, Inc. .............................          400        6,456
Waters Corporation* ..........................        1,100       23,958
                                                              ----------
                                                                 254,397
EMPLOYMENT SERVICES - 0.1%
Manpower, Inc. ...............................        1,700       54,230
On Assignment, Inc.* .........................          900        7,668
Robert Half International, Inc.* .............        1,000       16,110
                                                              ----------
                                                                  78,008
ENVIRONMENTAL SERVICES - 0.2%
Waste Management, Inc. .......................        4,212       96,539
FERTILIZERS & AGRICULTURAL CHEMICALS - 0.2%
Agrium, Inc. .................................        5,700       64,467
IMC Global, Inc. .............................        1,800       19,206
Potash Corporation of Saskatchewan, Inc. .....        1,000       63,590
                                                              ----------
                                                                 147,263
FOOD DISTRIBUTORS - 0.2%
Performance Food Group
  Company* ...................................          400       13,584
Sysco Corporation ............................        4,200      125,118
United Natural Foods, Inc.* ..................          200        5,070
                                                              ----------
                                                                 143,772
FOOD RETAIL - 0.0%
Whole Foods Market, Inc.* ....................          300       15,819
FOOTWEAR - 0.1%
Nike, Inc. (Cl. B) ...........................        1,700       75,599
FOREST PRODUCTS - 0.1%
Weyerhaeuser Company .........................          800       39,368
GAS UTILITIES - 0.0%
WGL Holdings, Inc. ...........................          800       19,136
GENERAL MERCHANDISE STORES - 1.6%
Dollar Tree Stores, Inc.* ....................        2,300       56,511
Family Dollar Stores, Inc. ...................        1,800       56,178
Target Corporation ...........................        9,500      285,000
Wal-Mart Stores, Inc. ........................       13,300      671,783
                                                              ----------
                                                               1,069,472
HEALTH CARE DISTRIBUTORS & SERVICES - 0.7%
Accredo Health, Inc.* ........................        1,200       42,300
AdvancePCS* ..................................          600       13,326
Amerisourcebergen Corporation ................        1,400       76,034
Cardinal Health, Inc. ........................        2,550      150,935
Computer Programs & Systems,
  Inc.* ......................................          600       14,856
D & K Healthcare Resources, Inc. .............          400        4,096
Davita, Inc.* ................................          600       14,802
Laboratory Corporation of America
  Holdings* ..................................        2,900       67,396
McKesson Corporation .........................        1,900       51,357
Omnicare, Inc. ...............................        2,000       47,660
Patterson Dental Company* ....................          200        8,748
Unilab Corporation* ..........................          700       12,810
                                                              ----------
                                                                 504,320
HEALTH CARE EQUIPMENT - 0.8%
Apogent Technologies, Inc.* ..................        1,000       20,800
Baxter International, Inc. ...................        4,600      128,800
Boston Scientific Corporation* ...............        2,200       93,544
Cytyc Corporation* ...........................        2,500       25,500
Dentsply International, Inc. .................          600       22,343
Guidant Corporation* .........................        1,900       58,615
Medtronic, Inc. ..............................        2,700      123,120
St. Jude Medical, Inc.* ......................          900       35,748
Steris Corporation* ..........................        1,100       26,675
                                                              ----------
                                                                 535,145
HEALTH CARE FACILITIES - 0.2%
Community Health Systems, Inc.* ..............          700       14,413
HCA, Inc. ....................................        2,000       83,000
Manor Care, Inc.* ............................          400        7,444
Triad Hospitals, Inc.* .......................          410       12,230
United Surgical Partners
  International, Inc.* .......................          900       14,059
                                                              ----------
                                                                 131,146
HOME FURNISHINGS - 0.0%
La-Z-Boy, Inc. ...............................        1,000       23,980
Mohawk Industries, Inc.* .....................          100        5,695
                                                              ----------
                                                                  29,675
HOME IMPROVEMENT RETAIL - 0.4%
Home Depot, Inc. .............................       10,150      243,194
Lowe's Companies, Inc. .......................        1,400       52,500
                                                              ----------
                                                                 295,694
HOMEBUILDING - 0.1%
Beazer Homes USA, Inc.* ......................          100        6,060
D.R. Horton, Inc. ............................          858       14,886
Standard Pacific Corporation .................          200        4,950
Toll Brothers, Inc.* .........................          900       18,180
                                                              ----------
                                                                  44,076


--------------------------------------------------------------------------------
                           46 See accompanying notes.

DECEMBER 31, 2002


SERIES N (MANAGED ASSET ALLOCATION) (CONTINUED)


                                                   NUMBER       MARKET
COMMON STOCKS (CONTINUED)                        OF SHARES      VALUE
-------------------------                        ----------   ----------
HOTELS - 0.2%
Carnival Corporation .........................        4,300   $  107,285
Hilton Hotels Corporation ....................        4,600       58,466
                                                              ----------
                                                                 165,751
HOUSEHOLD APPLIANCES - 0.0%
Whirlpool Corporation ........................          300       15,666
HOUSEHOLD PRODUCTS - 1.2%
Clorox Company ...............................        2,000       82,500
Colgate-Palmolive Company ....................        1,700       89,131
Kimberly-Clark Corporation ...................        1,900       90,193
Procter & Gamble Company .....................        6,100      524,234
                                                              ----------
                                                                 786,058
HOUSEWARES & SPECIALTIES - 0.1%
Fortune Brands, Inc. .........................        1,000       46,510
National Presto Industries, Inc. .............          600       17,628
                                                              ----------
                                                                  64,138
INDUSTRIAL CONGLOMERATES - 1.0%
3M Company ...................................        1,400      172,620
General Electric Company .....................       21,600      525,960
                                                              ----------
                                                                 698,580
INDUSTRIAL MACHINERY - 0.8%
Actuant Corporation* .........................        2,900      134,705
Danaher Corporation ..........................        3,800      249,660
Harsco Corporation ...........................          400       12,756
Ingersoll-Rand Company .......................        1,200       51,672
ITT Industries, Inc. .........................          300       18,207
Nordson Corporation ..........................          600       14,898
Pall Corporation .............................        2,200       36,696
Tecumseh Products Company ....................          400       17,652
                                                              ----------
                                                                 536,246
INSURANCE BROKERS - 0.2%
Gallagher (Arthur J.) & Company ..............          400       11,752
Marsh & McLennan Companies,
  Inc. .......................................        2,000       92,420
                                                              ----------
                                                                 104,172
INTEGRATED OIL & GAS - 2.0%
Amerada Hess Corporation .....................          800       44,040
Chevrontexaco Corporation ....................        6,025      400,542
Exxon Mobil Corporation ......................       23,920      835,765
Marathon Oil Corporation .....................        2,800       59,612
                                                              ----------
                                                               1,339,959
INTEGRATED TELECOMMUNICATION SERVICE - 1.7%
AT&T Corporation .............................        3,780       98,696
Centurytel, Inc. .............................        2,500       73,450
Citizens Communications
  Company* ...................................        4,100       43,255
SBC Communications, Inc. .....................        9,000      243,990
Verizon Communications, Inc. .................       17,634      683,318
                                                              ----------
                                                               1,142,709
INTERNET SOFTWARE & SERVICES - 0.2%
CNET Networks, Inc.* .........................       15,300       41,463
Digital Insight Corporation* .................        1,000        8,690
Earthlink, Inc.* .............................        3,200       17,440
Verisign, Inc.* ..............................        6,200       49,724
Websense, Inc.* ..............................          500       10,681
Yahoo!, Inc.* ................................        2,200       35,970
                                                              ----------
                                                                 163,968
IT CONSULTING & SERVICES - 0.1%
Affiliated Computer Services,
  Inc.* ......................................          400       21,060
Bearingpoint, Inc.* ..........................        2,900       20,010
Forrester Research, Inc.* ....................          900       14,013
MTC Technologies, Inc.* ......................          500       12,650
                                                              ----------
                                                                  67,733
LEISURE PRODUCTS - 0.2%
Brunswick Corporation ........................        1,600       31,776
Hasbro, Inc. .................................        2,200       25,410
Jakks Pacific, Inc.* .........................        1,400       18,858
SCP Pool Corporation* ........................        1,550       45,260
                                                              ----------
                                                                 121,304
LIFE & HEALTH INSURANCE - 0.3%
John Hancock Financial Services,
  Inc. .......................................        1,800       50,220
Protective Life Corporation ..................        1,300       35,776
Prudential Financial, Inc. ...................        2,900       92,046
Stancorp Financial Group, Inc. ...............          400       19,540
Unumprovident Corporation ....................        1,500       26,310
                                                              ----------
                                                                 223,892
MANAGED HEALTH CARE - 0.4%
Aetna, Inc. ..................................          600       24,672
Anthem, Inc.* ................................          600       37,740
Caremark Rx, Inc.* ...........................        1,100       17,875
Coventry Health Care, Inc.* ..................          400       11,612
First Health Group Corporation* ..............        1,100       26,785
Unitedhealth Group, Inc. .....................        1,700      141,950
Wellchoice, Inc.* ............................        1,100       26,345
                                                              ----------
                                                                 286,979
MOVIES & ENTERTAINMENT - 0.4%
Macrovision Corporation* .....................        1,600       25,664
Viacom, Inc. (Cl. B)* ........................        2,500      101,900
Walt Disney Company ..........................        9,642      157,261
                                                              ----------
                                                                 284,825



--------------------------------------------------------------------------------
                           47 See accompanying notes.

DECEMBER 31, 2002


SERIES N (MANAGED ASSET ALLOCATION) (CONTINUED)


                                            NUMBER       MARKET
COMMON STOCKS (CONTINUED)                  OF SHARES     VALUE
-------------------------                  ---------   ---------
MULTI-LINE INSURANCE - 0.9%
American International Group,
  Inc. .................................       8,975   $ 519,204
Hartford Financial Services Group,
  Inc. .................................       1,600      72,688
Horace Mann Educators
  Corporation ..........................         800      12,264
Loews Corporation ......................         600      26,676
                                                       ---------
                                                         630,832
MULTI-UTILITIES - 0.2%
Duke Energy Corporation ................       2,900      56,666
Dynegy, Inc. ...........................       1,500       1,770
Energy East Corporation ................       1,300      28,717
National Fuel Gas Company ..............         900      18,657
                                                       ---------
                                                         105,810
NETWORKING EQUIPMENT - 0.6%
Brocade Communications
  Systems, Inc.* .......................       1,200       4,968
Cisco Systems, Inc.* ...................      28,300     370,730
Juniper Networks, Inc.* ................       3,200      21,760
                                                       ---------
                                                         397,458
OFFICE ELECTRONICS - 0.0%
Xerox Corporation* .....................       3,100      24,955
OFFICE SERVICES & SUPPLIES - 0.1%
Herman Miller, Inc. ....................       1,300      23,920
Pitney Bowes, Inc. .....................         600      19,596
                                                       ---------
                                                          43,516
OIL & GAS DRILLING - 0.2%
Ensco International, Inc. ..............         300       8,835
Grey Wolf, Inc.* .......................       5,900      23,541
Noble Corporation* .....................         300      10,545
Patterson-UTI Energy, Inc.* ............         900      27,153
Pride International, Inc.* .............         900      13,410
Transocean, Inc. .......................       1,009      23,409
                                                       ---------
                                                         106,893
OIL & GAS EQUIPMENT & SERVICES - 0.3%
Baker Hughes, Inc. .....................       1,400      45,066
Cooper Cameron Corporation* ............         300      14,946
FMC Technologies, Inc.* ................       2,971      60,697
Maverick Tube Corporation* .............       1,200      15,636
Schlumberger, Ltd. .....................       2,100      88,389
                                                       ---------
                                                         224,734
OIL & GAS - EXPLORATION &
  PRODUCTION - 0.4%
Anadarko Petroleum Corporation .........         863      41,338
Newfield Exploration Company* ..........         700      25,235
Ocean Energy, Inc. .....................       1,500      29,955
Pioneer Natural Resources
  Company ..............................       1,200      30,300
Tom Brown, Inc.* .......................         900      22,590
Unocal Corporation .....................       4,000     122,320
                                                       ---------
                                                         271,738
OIL & GAS REFINING & MARKETING - 0.0%
Valero Energy Corporation ..............         400      14,776
PACKAGED FOODS - 0.5%
Campbell Soup Company ..................         700      16,429
Dean Foods Company* ....................         300      11,130
Del Monte Foods Company* ...............           1           5
General Mills, Inc. ....................       2,400     112,680
Heinz (H.J.) Company ...................       1,000      32,870
Horizon Organic Holding
  Corporation* .........................         800      12,952
Kraft Foods, Inc. ......................         900      35,037
Lancaster Colony Corporation ...........         500      19,540
Tootsie Roll Industries, Inc. ..........         618      18,960
Wm. Wrigley Jr. Company ................       1,000      54,880
                                                       ---------
                                                         314,483
PAPER PACKAGING - 0.0%
Smurfit-Stone Container
  Corporation* .........................         800      12,313
PAPER PRODUCTS - 0.3%
Bowater, Inc. ..........................       1,000      41,950
International Paper Company ............       2,300      80,431
Meadwestvaco Corporation ...............       1,800      44,478
Potlatch Corporation ...................       1,500      35,820
                                                       ---------
                                                         202,679
PERSONAL PRODUCTS - 0.1%
Gillette Company .......................       2,600      78,936
PHARMACEUTICALS - 4.2%
Abbott Laboratories ....................       6,200     248,000
Bristol-Myers Squibb Company ...........       4,500     104,175
Eli Lilly & Company ....................       4,100     260,350
Forest Laboratories, Inc.* .............         900      88,398
Johnson & Johnson ......................       9,388     504,229
Medicis Pharmaceutical
  Corporation* .........................         300      14,901
Merck & Company, Inc. ..................       5,500     311,355
Mylan Laboratories, Inc. ...............         800      27,920
Noven Pharmaceuticals, Inc.* ...........       1,300      11,999
Pfizer, Inc. ...........................      26,675     815,455



--------------------------------------------------------------------------------
                           48 See accompanying notes.

DECEMBER 31, 2002


SERIES N (MANAGED ASSET ALLOCATION) (CONTINUED)



                                             NUMBER       MARKET
COMMON STOCKS (CONTINUED)                  OF SHARES      VALUE
-------------------------                  ----------   ----------
PHARMACEUTICALS (CONTINUED)
Pharmacia Corporation ..................        4,642   $  194,036
Schering-Plough Corporation ............          800       17,760
Wyeth ..................................        6,700      250,580
                                                        ----------
                                                         2,849,158
PROPERTY & CASUALTY INSURANCE - 0.7%
Ambac Financial Group, Inc. ............          600       33,744
Mercury General Corporation ............          300       11,274
PMI Group, Inc. ........................          900       27,036
Radian Group, Inc. .....................          700       26,005
Safeco Corporation .....................        2,400       83,208
St. Paul Companies, Inc. ...............        4,500      153,225
Travelers Property Casualty
  Corporation ..........................        6,500       95,225
Triad Guaranty, Inc.* ..................          700       25,802
                                                        ----------
                                                           455,519
PUBLISHING & PRINTING - 0.5%
Dow Jones & Company, Inc. ..............          300       12,969
E.W. Scripps Company ...................          200       15,390
Gannett Company, Inc. ..................        1,300       93,340
Knight-Ridder, Inc. ....................          800       50,600
McGraw-Hill Companies, Inc. ............          500       30,220
Meredith Corporation ...................          200        8,222
Pulitzer, Inc. .........................          400       17,980
Scholastic Corporation* ................        1,000       35,950
Tribune Company ........................          700       31,822
Washington Post Company (Cl. B) ........          100       73,800
                                                        ----------
                                                           370,293
RAILROADS - 0.2%
Burlington Northern Santa Fe
  Corporation ..........................        2,200       57,222
Norfolk Southern Corporation ...........        4,300       85,957
                                                        ----------
                                                           143,179
REAL ESTATE INVESTMENT TRUSTS - 0.4%
Archstone - Smith Trust ................          800       18,832
Arden Realty, Inc. .....................          900       19,935
Boston Properties, Inc. ................          600       22,116
Camden Property Trust ..................          800       26,400
Duke Realty Corporation ................        1,000       25,450
Equity Office Properties Trust .........        1,200       29,976
Essex Property Trust, Inc. .............          400       20,340
LaSalle Hotel Properties ...............        1,200       16,800
Mills Corporation ......................          200        5,868
Reckson Associates Realty
  Corporation ..........................          700       14,735
Regency Centers Corporation ............          900       29,160
Rouse Company ..........................          700       22,190
Simon Property Group, Inc. .............          700       23,849
Vornado Realty Trust ...................          700       26,040
                                                        ----------
                                                           301,691
RESTAURANTS - 0.3%
CEC Entertainment, Inc.* ...............          400       12,280
Cheesecake Factory, Inc.* ..............          200        7,230
Darden Restaurants, Inc. ...............          900       18,405
McDonald's Corporation .................        3,700       59,496
O'Charley's, Inc.* .....................          700       14,371
P.F. Chang's China Bistro, Inc.* .......          300       10,890
Panera Bread Company* ..................          300       10,443
Ruby Tuesday, Inc. .....................        1,600       27,664
Sonic Corporation* .....................          200        4,098
Starbucks Corporation* .................        1,600       32,608
                                                        ----------
                                                           197,485
SEMICONDUCTOR EQUIPMENT - 0.3%
Applied Materials, Inc.* ...............        5,600       72,968
ATMI, Inc.* ............................          900       16,668
Cabot Microelectronics
  Corporation* .........................          208        9,818
Cymer, Inc.* ...........................          900       29,025
KLA-Tencor Corporation* ................        1,700       60,129
Mykrolis Corporation* ..................          900        6,570
                                                        ----------
                                                           195,178
SEMICONDUCTORS - 1.1%
Altera Corporation* ....................        1,800       22,212
Analog Devices, Inc.* ..................        4,534      108,227
Intel Corporation ......................       15,700      244,449
Intersil Corporation* ..................        1,600       22,304
Linear Technology Corporation ..........        2,000       51,440
Maxim Integrated Products, Inc. ........        2,700       89,208
Microchip Technology, Inc. .............          600       14,670
Oak Technology, Inc.* ..................        7,900       20,935
Qlogic Corporation* ....................        1,200       41,412
Semtech Corporation* ...................        1,200       13,104
Texas Instruments, Inc. ................        6,600       99,066
Xilinx, Inc.* ..........................        1,300       26,780
                                                        ----------
                                                           753,807
SOFT DRINKS - 1.1%
Coca-Cola Company ......................       10,200      446,964
Pepsico, Inc. ..........................        6,500      274,430
                                                        ----------
                                                           721,394
SPECIALTY CHEMICALS - 0.1%
Arch Chemicals, Inc. ...................        1,000       18,250
Great Lakes Chemical
  Corporation ..........................          300        7,164
Minerals Technologies, Inc. ............          600       25,890
Symyx Technologies, Inc.* ..............        1,500       18,885
Valspar Corporation ....................          300       13,254
                                                        ----------
                                                            83,443



--------------------------------------------------------------------------------
                           49 See accompanying notes.

DECEMBER 31, 2002


SERIES N (MANAGED ASSET ALLOCATION) (CONTINUED)


                                                    NUMBER         MARKET
COMMON STOCKS (CONTINUED)                          OF SHARES       VALUE
-------------------------                        ------------   ------------
SPECIALTY STORES - 0.2%
A.C. Moore Arts & Crafts, Inc.* ..............          1,100   $     13,981
Bed Bath & Beyond, Inc.* .....................            500         17,265
Copart, Inc.* ................................            450          5,328
Cost Plus, Inc.* .............................            700         20,069
Michaels Stores, Inc.* .......................            300          9,390
O'Reilly Automotive, Inc.* ...................            700         17,703
Pier 1 Imports, Inc. .........................          1,400         26,502
Toys 'R' Us, Inc.* ...........................            900          9,000
Williams-Sonoma, Inc.* .......................            800         21,720
                                                                ------------
                                                                     140,958
STEEL - 0.0%
Nucor Corporation ............................            200          8,260
Steel Dynamics, Inc.* ........................          1,300         15,639
                                                                ------------
                                                                      23,899
SYSTEMS SOFTWARE - 2.1%
Adobe Systems, Inc. ..........................          1,200         29,892
Borland Software Corporation* ................            800          9,840
Microsoft Corporation* .......................         21,300      1,101,210
Network Associates, Inc.* ....................            800         12,872
Oracle Corporation* ..........................         12,800        138,240
Symantec Corporation* ........................            800         32,360
Veritas Software Corporation* ................          4,500         70,290
                                                                ------------
                                                                   1,394,704
TELECOMMUNICATIONS EQUIPMENT - 0.4%
Cable Design Technologies
  Corporation* ...............................            700          4,130
Ciena Corporation* ...........................          5,700         29,298
JDS Uniphase Corporation* ....................          9,200         22,724
Motorola, Inc. ...............................          7,600         65,740
Plantronics, Inc.* ...........................           .800         12,104
Polycom, Inc.* ...............................          2,300         21,896
Powerwave Technologies, Inc.* ................          1,200          6,480
Proxim Corporation* ..........................          5,700          4,959
Qualcomm, Inc,* ..............................          2,000         72,780
                                                                ------------
                                                                     240,111
TOBACCO - 0.6%
Philip Morris Companies, Inc. ................          9,800        397,194
TRUCKING - 0.1%
Covenant Transport, Inc.* ....................          1,300         24,648
Dollar Thrifty Automotive Group,
  Inc.* ......................................          1,400         29,610
                                                                ------------
                                                                      54,258
WATER UTILITIES - 0.0%
American Water Works Company,
  Inc ........................................            300         13,644
WIRELESS TELECOMMUNICATIONS SERVICES - 0.2%
Nextel Communications, Inc.* .................          9,200        106,260
Telephone & Data Systems, Inc. ...............            200          9,404
                                                                ------------
                                                                     115,664
                                                                ------------
Total common stocks - 47.2% ..................                    31,953,917

PREFERRED STOCKS
----------------

APPAREL - 0.0%
Anvil Holdings, Inc.* ........................            469          8,442
BROADCAST MEDIA - 0.0%
Granite Broadcasting
  Corporation* ...............................             25         13,375
MEDIA - CABLE - 0.2%
CSC Holdings, Inc. ...........................          1,100        102,300
                                                                ------------
Total preferred stocks - 0.2% ................                       124,117

U.S. GOVERNMENT & GOVERNMENT AGENCIES
-------------------------------------

U.S. GOVERNMENT AGENCIES - 10.3%
Federal Home Loan Bank,
  5.75% - 2012 ...............................   $    105,000        117,399
Federal Home Loan Mortgage Corporation:
  4.875% - 2007 ..............................   $    455,000        491,623
  5.00% - 2008 ...............................   $    209,489        216,194
  5.75% - 2012 ...............................   $    218,000        242,568
  2457 PC, 6.50% - 2028 ......................   $    200,000        209,875
  6.50% - 2030 ...............................   $    300,000        316,431
  6.75% - 2031 ...............................   $     24,000         28,702
  4.70% - 2032 ...............................   $     89,385         91,462
  6.25% - 2032 ...............................   $     39,000         44,180
  #C68205, 7.00% - 2032 ......................   $    134,471        141,338
                                                                ------------
                                                                   1,782,373
Federal National Mortgage Association:
  6.00% - 2011 ...............................   $    112,000        126,601
  5.25% - 2012 ...............................   $     78,000         81,447
  #32332, 6.00% - 2013 .......................   $    352,641        370,538
  #569428, 6.00% - 2016 ......................   $    205,873        215,788
  5.50% - 2017 ...............................   $    100,000        103,594
  #254443, 6.00% - 2017 ......................   $    507,205        530,754
  #357280, 6.50% - 2017 ......................   $    175,000        184,672
  6.50% - 2018 ...............................   $     64,000         67,480
  #252233, 6.00% - 2028 ......................   $     59,659         61,919
  5.50% - 2028 ...............................   $    250,000        262,039
  6.00% - 2029 ...............................   $    460,559        478,004
  #618239, 6.00% - 2031 ......................   $    288,857        299,027
  5.50% - 2032 ...............................   $    350,000        356,891
  #650075, 6.50% - 2032 ......................   $    144,463        150,484
  #254550, 6.50% - 2032 ......................   $    124,076        129,197
  6.50% - 2033 ...............................   $    112,000        116,585
                                                                ------------
                                                                   3,535,020
Fannie Mae Strip:
  6.00% - 2032 ...............................   $    116,802         20,813
  6.50% - 2032 ...............................   $    162,292         23,196
                                                                ------------
                                                                      44,009



--------------------------------------------------------------------------------
                           50 See accompanying notes.

DECEMBER 31, 2002


SERIES N (MANAGED ASSET ALLOCATION) (CONTINUED)


U.S. GOVERNMENT &                                 PRINCIPAL     MARKET
GOVERNMENT AGENCIES (CONTINUED)                     AMOUNT       VALUE
-------------------------------                   ----------   ----------
Government National Mortgage Association:
  #780766, 7.00% - 2013 .......................   $   45,662   $   49,060
  #781312, 7.00% - 2013 .......................      129,203      138,723
  #67365, 11.50% - 2013 .......................       11,061       12,911
  #2102, 8.00% - 2025 .........................        7,440        8,078
  #412429, 8.50% - 2025 .......................       10,667       11,686
  #402684, 8.00% - 2026 .......................        8,224        8,965
  #427029, 8.50% - 2026 .......................       37,397       40,858
  #435589, 8.50% - 2026 .......................       19,508       21,313
  #464553, 6.50% - 2029 .......................       99,999      105,085
  #494262, 6.50% - 2029 .......................       94,956       99,785
  #496341, 6.50% - 2029 .......................       46,401       48,761
  #497229, 6.50% - 2029 .......................       20,308       21,341
  #499145, 6.50% - 2029 .......................      136,431      143,370
  #506284, 6.50% - 2029 .......................       99,743      104,816
  #3286, 6.50% - 2032 .........................      251,977      262,919
  TBA, 5.50% - 20334 ..........................      175,000      179,375
  TBA, 6.00% - 20334 ..........................      250,000      259,063
                                                               ----------
                                                                1,516,109
                                                               ----------
Total U.S. government agencies - 10.3% ........                 6,994,910

U.S. GOVERNMENT SECURITIES - 4.4%
---------------------------------

U.S. Treasury Bonds:
  7.50% - 2016 ................................      110,000      143,851
  6.25% - 2023 ................................       95,000      111,610
  5.50% - 2028 ................................      325,000      351,150
  6.25% - 2030 ................................      295,000      353,021
  5.375% - 2031 ...............................       35,000       38,155
                                                               ----------
                                                                  997,787
U.S. Treasury Notes:
  5.875% - 2004 ...............................      340,000      367,210
  6.50% - 2005 ................................      800,000      894,808
  3.50% - 2006 ................................       70,000       72,844
  3.25% - 2007 ................................       30,000       30,743
  3.875% - 2009 ...............................      386,302      430,546
  4.375% - 2012 ...............................      135,000      141,112
  4.875% - 2012 ...............................       55,000       59,724
                                                               ----------
                                                                1,996,987
                                                               ----------
Total U.S. government securities - 4.4% .......                 2,994,774
                                                               ----------
Total U.S. government &
  government agencies - 14.7% .................                 9,989,684

ASSET BACKED SECURITIES
-----------------------

AUTO - 0.7%
Capital Auto Receivables Asset Trust,
  4.18% - 2007 ................................      171,753      176,287
Harley-Davidson Motorcycle Trust:
  5.29% - 2009 ................................       63,075       64,793
  4.36% - 2010 ................................       79,816       82,028
Toyota Auto Receivables Owner
  Trust, 6.80% - 2007 .........................      150,000      156,476
                                                               ----------
                                                                  479,584
CREDIT CARDS - 0.4%
Citibank Credit Card Issuance Trust:
  6.90% - 2007 ................................       50,000       55,859
  7.45% - 2007 ................................      125,000      136,425
MBNA Credit Card Master Trust,
  8.40% - 2009 ................................      100,000      112,665
                                                               ----------
                                                                  304,949
HOME EQUITY LOANS - 1.0%
BankBoston Home Equity Loan
  Trust, 6.35% - 2013 .........................      121,425      129,370
Chase Funding Mortgage Loan:
  4.707% - 2013 ...............................       55,000       56,183
  5.214% - 2013 ...............................      100,000      103,768
  5.039% - 2023 ...............................      150,000      156,502
  5.599% - 2031 ...............................       20,000       20,802
GSR Mortgage Loan Trust,
  4.612% - 2031 ...............................       44,432       44,383
Residential Funding Mortgage
  Securities, 6.50% - 2029 ....................       53,123       53,759
Summit Mortgage Trust,
  6.339% - 2016 ...............................      100,000      105,011
                                                               ----------
                                                                  669,778
MANUFACTURED HOUSING - 0.4%
Mellon Residential Funding
  Corporation, 5.945% - 2011 ..................      275,000      279,799
OTHER - 0.9%
John Deere Owner Trust, Series
  2001-A, Class A4, 3.78% - 2008 ..............      250,000      256,722
Reliant Energy Transition Bond
  Company, LLC, 5.63% - 2015 ..................       75,000       80,931
Salomon Smith Barney
  Recreational Vehicle Trust,
  4.74% - 2013 ................................      250,000      259,273
                                                               ----------
                                                                  596,926
                                                               ----------
Total asset backed securities - 3.4% ..........                 2,331,036

COMMERCIAL BACKED SECURITIES - 0.8%
-----------------------------------

JP Morgan Chase Commercial Mortgage Security,
  6.244% - 2035 ...............................      150,000      166,752
Morgan Stanley Dean Witter
  Capital, 5.98% - 2039 .......................      200,000      220,050
Salomon Brothers Mortgage Securities VII,
  6.226% - 2035 ...............................      125,000      138,642
                                                               ----------
Total commercial backed securities - 0.8% .....                   525,444



--------------------------------------------------------------------------------
                           51 See accompanying notes.

DECEMBER 31, 2002


SERIES N (MANAGED ASSET ALLOCATION) (CONTINUED)


                                          PRINCIPAL
                                          AMOUNT OR
                                            NUMBER      MARKET
MISCELLANEOUS ASSETS                      OF SHARES     VALUE
--------------------                      ---------   ---------
WARRANTS - 0.0%
Travelcenters of America Warrant ......         150   $      --
Wheaton River Minerals Warrant ........      46,000      19,218
                                                      ---------
  Total miscellaneous assets - 0.0% ...                  19,218

FOREIGN BONDS
-------------

BERMUDA - 0.3%
Tyco International Group S.A.,
  5.80% - 2006 ........................   $  35,000      33,075
  6.75% - 2011 ........................   $  25,000      23,625
XL Capital, Ltd., 6.50% - 2012 ........   $ 125,000     135,349
                                                      ---------
                                                        192,049
CANADA - 0.3%
Ainsworth Lumber Company, Ltd.,
  13.875% - 2007 ......................   $  50,000      53,500
Canadian Natural Resources,
  7.20% - 2032 ........................   $  80,000      89,677
Hockey Company,
  11.25% - 2009 .......................   $  25,000      25,500
Luscar Coal, Ltd., 9.75% - 2011 .......   $  25,000      26,781
                                                      ---------
                                                        195,458
FRANCE - 0.1%
Compagnie Generale de Geophysique,
  10.625% - 2007 ......................   $  25,000      22,000
France Telecom, 9.25% - 2011 ..........   $  20,000      23,126
                                                      ---------
                                                         45,126
GERMANY - 0.0%
Kronos International, Inc.,
  8.875% - 20092 ......................      25,000      26,497
IRELAND - 0.0%
MDP Acquisitions, plc,
  9.625% - 2012 .......................   $  25,000      26,000
Smurfit Capital Funding plc,
  6.75% - 2005 ........................   $  25,000      24,750
                                                      ---------
                                                         50,750
UNITED KINGDOM - 0.2%
Avecia Group plc, 11.00% - 2009 .......   $  25,000      19,500
CE Electric UK Funding,
  6.853% - 2004 .......................   $  45,000      46,686
Diageo Capital plc, 3.50% - 2007 ......   $  45,000      45,229
                                                      ---------
                                                        111,415
  Total foreign bonds - 0.9% ..........                 621,295

                                           NUMBER
                                             OF
FOREIGN STOCKS                             SHARES
--------------                            ---------

AUSTRALIA - 1.5%
Australia & New Zealand Banking
  Group, Ltd. .........................      13,770     134,530
Australian Gas Light Company,
  Ltd. ................................       7,000      41,546
Axa Asia Pacific Holdings, Ltd. .......      34,315      46,375
Boral, Ltd. ...........................      33,782      82,749
Commonwealth Bank of Australia ........       6,200      94,263
CSL, Ltd. .............................       2,023      24,606
General Property Trust ................      29,400      49,169
National Australia Bank, Ltd. .........       6,580     117,640
News Corporation, Ltd. ................         661       4,273
News Corporation, Ltd. ADR ............       2,400      63,000
Macquarie Bank, Ltd. ..................       6,055      80,466
Rio Tinto, Ltd. .......................       4,864      92,986
Westfield Trust .......................      27,800      54,320
Woolworths, Ltd. ......................      17,516     112,441
                                                      ---------
                                                        998,364
BELGIUM - 0.1%
KBC Bankverzekeringsholding ...........       2,700      86,106
BERMUDA - 0.7%
Accenture, Ltd.* ......................       1,700      30,583
Ace, Ltd. .............................       1,200      35,208
Max Re Capital, Ltd. ..................       3,600      39,672
Scottish Annuity & Life Holdings,
  Ltd .................................         600      10,470
Tyco International, Ltd. ..............      15,300     261,324
XL Capital, Ltd. ......................         900      69,525
                                                      ---------
                                                        446,782
BRAZIL - 0.2%
Centrais Eletricas Brasileiras S.A.
  ADR* ................................       4,400      14,567
Companhia Vale do Rio Doce
  ADR .................................       1,900      52,250
Petroleo Brasileiro S.A. ADR ..........       3,000      40,200
Uniao de Bancos Brasileiros S.A.
  GDR .................................       3,700      40,515
                                                      ---------
                                                        147,532
CANADA - 0.1%
Wheaton River Minerals, Ltd.* .........      92,000      54,741
CHILE - 0.1%
Banco Santander Chile S.A. ADR ........       3,000      55,890
FINLAND - 0.2%
Nokia Oyj .............................       3,794      60,319
Nokia Oyj ADR .........................       5,400      83,700
                                                      ---------
                                                        144,019



--------------------------------------------------------------------------------
                           52 See accompanying notes.

DECEMBER 31, 2002


SERIES N (MANAGED ASSET ALLOCATION) (CONTINUED)


                                           NUMBER       MARKET
FOREIGN STOCKS (CONTINUED)               OF SHARES      VALUE
--------------------------               ----------   ----------
FRANCE - 1.2%
Aventis S.A. .........................        2,670   $  145,138
Axa ..................................        3,702       49,688
BNP Paribas S.A. .....................        1,988       81,007
Carrefour S.A. .......................        2,168       96,532
CNP Assurances .......................        3,351      124,310
Casino Guichard-Perrachon S.A. .......          485       36,009
European Aeronautic Defence &
  Space Company ......................        2,210       22,844
PSA Peugeot Citroen ..................        1,000       40,780
Publicis Groupe ......................        3,534       74,913
Sagem S.A ............................          612       41,424
Thomson* .............................        1,379       23,530
Total Fina Elf S.A. ..................          840      119,972
                                                      ----------
                                                         856,147
GERMANY - 1.4%
Adidas-Salomon AG ....................          644       55,619
BASF AG ..............................        2,556       96,776
Degussa AG ...........................        3,504       88,250
Deutsche Bank AG .....................        1,312       60,442
E.On AG ..............................        2,592      104,586
Gehe AG ..............................          800       31,146
Hoechst AG ...........................          995       37,590
Jenoptik AG ..........................        3,300       33,938
Muenchener Rueckversicherungs-
  Gesellschaft AG ....................          286       34,215
SAP AG ...............................          899       71,246
Siemens AG ...........................        3,610      153,428
Singulus Technologies AG* ............        2,876       37,786
Volkswagen AG ........................        3,280      119,576
                                                      ----------
                                                         924,598
HONG KONG - 0.5%
Hong Kong Electric Holdings, Ltd. ....       19,000       71,874
Hutchison Whampoa, Ltd. ..............       17,400      108,884
Sun Hung Kai Properties, Ltd. ........       10,000       59,243
Yue Yuen Industrial Holdings, Ltd. ...       23,000       74,618
                                                      ----------
                                                         314,619
ITALY - 0.9%
Banca Intesa SpA .....................       40,136       84,659
Eni SpA ..............................        5,500       87,441
Eni SpA ADR ..........................          900       70,641
Parmalat Finanziaria SpA .............       31,535       75,121
Riunione Adriatrica di Sicurta SpA ...        8,251      100,440
Telecom Italia Mobile SpA ............       17,157       78,320
Telecom Italia SpA ...................       10,410       78,982
UniCredito Italiano SpA ..............       17,070       68,250
                                                      ----------
                                                         643,854
JAPAN - 2.9%
Aiful Corporation ....................          900       33,825
Bank of Yokohama, Ltd. ...............       11,000       43,474
Canon, Inc. ..........................        4,000      150,670
Chubu Electric Power Company,
  Inc. ...............................        5,900      105,402
Denso Corporation ....................        3,400       55,783
Eisai Company, Ltd. ..................        2,000       44,914
Fanuc, Ltd. ..........................        1,300       57,512
Hitachi Cable, Ltd. ..................       22,000       54,875
Honda Motor Company, Ltd. ............        2,000       73,987
JGC Corporation ......................        5,000       27,977
Kamigumi Company, Ltd. ...............        9,000       43,229
Kao Corporation ......................        5,000      109,758
KDDI Corporation .....................           14       45,420
Kyocera Corporation ..................          900       52,406
Matsushita Electric Industrial
  Company, Ltd. ......................        7,000       69,015
Millea Holdings,Inc.* ................            5       35,982
Mitsubishi Corporation ...............       11,000       67,203
Misubishi Heavy Industries. Ltd. .....       19,000       46,431
Mitsui Sumitomo Insurance
  Company, Ltd. ......................       15,000       69,015
Mizuho Holdings, Inc. ................           48       44,898
NEC Soft, Ltd. .......................        1,000       29,494
Nippon Electric Glass Company,
  Ltd. ...............................        5,000       50,350
NTT DoCoMo, Inc. .....................           19       35,064
Promise Company, Ltd. ................        1,700       60,597
Shin-Etsu Chemical Company, Ltd. .....        3,400      111,452
Sony Corporation .....................        2,600      108,671
Sumitomo Corporation .................       11,000       47,274
Takeda Chemical Industries,
  Ltd ................................        2,000       83,593
Toyota Motor Corporation .............        8,100      217,738
                                                      ----------
                                                       1,976,009
KOREA - 0.1%
SK Telecom Company, Ltd. .............        2,610       55,724
MEXICO - 0.4%
America Movil S.A. de CV .............        3,300       47,388
Carso Global Telecom* ................       24,300       26,938
Cemex S.A. de CV .....................       12,774       54,849
Fomento Economico Mexicano,
  S.A. de CV .........................       13,200       47,620
Telefonos de Mexico S.A. de CV .......        1,800       57,564
TV Azteca, S.A. de C.V. ..............       70,200       20,462
Wal-Mart de Mexico S.A. de CV ........       21,900       49,811
                                                      ----------
                                                         304,632



--------------------------------------------------------------------------------
                           53 See accompanying notes.

DECEMBER 31, 2002


SERIES N (MANAGED ASSET ALLOCATION) (CONTINUED)


                                                         NUMBER         MARKET
FOREIGN STOCKS (CONTINUED)                             OF SHARES        VALUE
--------------------------                            ------------   ------------
NETHERLANDS - 0.7%
ABN Amro Holding N.V ..............................          2,387   $     39,027
Corio N.V .........................................            882         22,954
CSM N.V ...........................................          2,876         60,301
Draka Holding N.V .................................          5,433         53,878
Ing Groep N.V .....................................          4,490         76,049
Koninklijke (Royal) KPN N.V.* .....................         16,260        105,792
Reed Elsevier N.V. ................................          5,350         65,406
Wereldhave N.V. ...................................            500         28,071
                                                                     ------------
                                                                          451,478
NORWAY - 0.2%
Norsk Hydro ASA ...................................          1,129         50,601
Statoil ASA .......................................         12,973        109,547
                                                                     ------------
                                                                          160,148
SINGAPORE - 0.2%
Flextronics International, Ltd.* ..................          7,100         58,149
Singapore Airlines, Ltd. ..........................         12,000         70,568
Singapore Press Holdings, Ltd. ....................          3,000         31,479
                                                                     ------------
                                                                          160,196
SPAIN - 0.4%
Banco Santander Central Hispano S.A. ..............         13,319         91,409
Compania Espanola de Petroleos S.A ................          3,334         60,842
Iberdrola S.A. ....................................          6,514         91,258
Metrovacesa S.A. ..................................          2,000         42,396
                                                                     ------------
                                                                          285,905
SWEDEN - 0.4%
Telefonaktiebolaget LM Ericsson ADR* ..............          1,240          8,358
Skandinaviska Enskilda Banken AB ..................          3,903         32,475
SSAB Svenskt Stal AB ..............................          5,888         69,602
Svenska Cellulosa AB (Cl. B) ......................          1,100         37,116
Svenska Handelsbanken AB ..........................          3,001         39,952
Tele2 AB(Cl. B)* ..................................          2,657         70,288
                                                                     ------------
                                                                          257,791
SWITZERLAND - 0.6%
Nestle S.A. .......................................            616        130,533
Novartis AG .......................................          6,891        251,429
                                                                     ------------
                                                                          381,962
UNITED KINGDOM - 4.0%
Alliance & Leicester plc ..........................          7,063         85,394
Allied Domecq plc .................................         10,974         69,961
Anglo American plc ................................          2,388         35,484
Arriva plc ........................................          8,740         38,342
Astrazeneca Group plc .............................          2,836        101,038
Barclays plc ......................................          5,854         36,142
BP plc ADR ........................................          2,300         93,495
BP plc ............................................         14,426         99,284
Bradford & Bingley plc ............................         15,009         69,891
Brambles Industries plc ...........................         17,422         42,282
BT Group plc ......................................         13,812         43,360
Centrica plc ......................................         26,051         71,821
Dairy Crest Group plc .............................          2,000         11,012
Davis Service Group plc ...........................          7,000         30,258
Enterprise Inns plc ...............................          4,035         37,059
Glaxosmithkline plc ...............................          9,077        174,188
Glaxosmithkline plc ADR ...........................          2,000         74,920
HBOS plc ..........................................         11,386        119,514
Hilton Group plc ..................................         15,969         42,933
HSBC Holdings plc .................................         15,708        173,604
Prudential plc ....................................          5,741         40,574
Reed Elsevier plc .................................         20,609        177,007
RMC Group plc .....................................          9,094         53,584
Royal & Sun Alliance Insurance Group plc ..........         16,459         31,996
Royal Bank of Scotland Group plc ..................          4,300        102,869
Sainsbury (J.) plc ................................         25,744        115,321
Severn Trent plc ..................................          5,761         64,134
Shell Transport & Trading Company plc .............         35,400        232,949
Shire Pharmaceuticals Group plc* ..................          3,055         19,525
Unilever plc ......................................          9,887         94,070
Vodafone Group plc ................................         17,015         31,090
Vodafone Group plc ADR ............................         13,100        237,372
Whitbread plc .....................................          6,000         52,064
                                                                     ------------
                                                                        2,702,537
                                                                     ------------
  Total foreign stocks - 16.8% ....................                    11,409,034

MONEY MARKET MUTUAL FUND - 9.7%
-------------------------------

State Street Navigator Securities
  Lending Prime Portfolio(3) ......................   $  6,603,110      6,603,110

SHORT TERM INVESTMENTS
----------------------

T. Rowe Price Reserve Investment Fund .............   $  2,067,620      2,067,620
State Street General Account Fund .................   $    282,572        282,572
                                                                     ------------
  Total short term investments - 3.5% .............                     2,350,192
                                                                     ------------
  Total investments - 111.6% ......................                    75,665,634
  Liabilities, less cash & other assets - (11.6%) .                    (7,903,381)
                                                                     ------------
  Total net assets - 100.0% .......................                  $ 67,762,253
                                                                     ============

For federal income tax purposes the identified cost of investments owned at December 31, 2002 was $81,763,472.

* Non-income producing security

ADR (American Depositary Receipt)

GDR (Global Depositary Receipt)

(1) Deferred interest obligation currently zero under terms of initial offering.

(2) Principal amount on foreign bond is reflected in local currency (e.g. Danish Krone) while market value is reflected in U.S. dollars.

(3)  Securities purchased with cash proceeds from securities loans.

(4)  Securities represent a "when-issued" investment.

(5) Security is a step bond. Rate indicated is rate effective at December 31, 2002.



--------------------------------------------------------------------------------
                           54 See accompanying notes.

SERIES B (LARGE CAP VALUE SERIES)
February 15, 2003


  [DREYFUS LOGO]

[VALERIE SILL PHOTO]

Valerie Sill Senior
 Portfolio Manager


TO OUR CONTRACTHOLDERS:

The Large Cap Value Series was down 24.14% for the 12-month period ending December 31, 2002.(1) The benchmark S&P Barra Value Index was down 20.85% over the same period.

MARKET AND PORTFOLIO OVERVIEW

The two most significant factors and risks that influenced the domestic equity markets during 2002 were investor concerns regarding the veracity of financial statements and the state of the economy. The Portfolio did not perform as well as its peers due to weak performance in the first quarter of 2002.

The Series' overweight positions in health care and consumer non-durable goods were positive contributors to performance. Wellpoint, a health maintenance organization, experienced enrollment growth that led to double-digit earnings growth throughout the year. Procter & Gamble underwent internal restructuring that led to higher margins and supported aggressive pricing which increased market share. In addition, the Series' underweight position in the telecommunications services sector contributed positively to performance results.

The Series held an underweight position in regional banks, which ended up negatively affecting the Series' performance. In addition, we decided to scale back our holdings in technology, as the timeframe for recovery began to stretch too long for our comfort. This contributed negatively to short-term performance, but we believe it will be a good move for the future.

LOOKING AHEAD

The Series adheres to an investment philosophy that is value-oriented, research driven, and risk averse. The Series' strategy is to invest in large capitalization value stocks that possess strong business fundamentals and have a catalyst in place to generate capital appreciation. The catalyst may take many forms, including accelerating sales and earnings growth, improving balance sheet trends, new management, and restructuring. The overall risk and valuation characteristics of the fund are carefully monitored to provide adequate diversification and low volatility of returns.

We cannot emphasize enough that nothing has changed in our investment process. We have never tried to mimic the index or be market timers. Our long-term investment success has resulted from our research driven, value based approach that has sought out inefficiencies in the market. We overlay a momentum component in an effort to avoid value traps. We communicate extensively with companies in all industries in formulating our investment conclusions. Historically, this approach has led to strong returns.

Looking ahead, when the market refocuses on fundamentals, including valuation, quality of earnings, and business prospects, we believe our time-tested investment approach will again prove successful.

Sincerely,

Valerie J. Sill
Portfolio Manger



--------------------------------------------------------------------------------

SERIES B (LARGE CAP VALUE SERIES)
February 15, 2003


                           AVERAGE ANNUAL TOTAL RETURN
                           AS OF DECEMBER 31, 2002(1)

                         1 Year         5 Years        10 Years
                         ------         -------        --------
Series B                (24.14)%        (6.07)%         4.22%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

     The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


                       SERIES B VS. S&P BARRA VALUE INDEX


                         12/92    12/93    12/94    12/95    12/96    12/97    12/98    12/99    12/00    12/01    12/02
                        ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
SBL Fund Series B       10,000   10,959   10,631   13,828   16,352   20,685   22,319   22,652   21,121   19,938   15,124
S&P BARRA Value Index   10,000   11,861   11,785   16,145   19,697   25,602   29,359   33,095   35,108   30,997   24,531

                             $10,000 Over Ten Years

The chart above assumes a hypothetical $10,000 investment in Series B (Large Cap Value Series) on December 31, 1992 and reflects the fees and expenses of Series
B. On December 31, 2002 the value of the investment would have grown to $15,125. By comparison, the same $10,000 investment would have grown to $24,531 based on the S&P Barra Value Index.



--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002


SERIES B (LARGE CAP VALUE)


                                                NUMBER        MARKET
COMMON STOCKS                                  OF SHARES      VALUE
-------------                                 -----------   -----------
AEROSPACE & DEFENSE - 4.3%
Boeing Company ............................        97,400   $ 3,213,226
Rockwell Collins, Inc. ....................       114,100     2,653,966
United Technologies Corporation ...........       160,200     9,922,788
                                                            -----------
                                                             15,789,980
AIR FREIGHT & COURIERS - 1.3%
FedEx Corporation .........................        91,200     4,944,864
ALUMINUM - 1.0%
Alcoa, Inc. ...............................       162,000     3,690,360
AUTO PARTS & EQUIPMENT - 1.1%
Johnson Controls, Inc. ....................        48,800     3,912,296
AUTOMOBILE MANUFACTURERS - 1.4%
Nissan Motor Company, Ltd. ADR ............       322,100     4,953,898
BANKS - 5.4%
Bank of America Corporation ...............        56,700     3,944,619
FleetBoston Financial Corporation .........       303,200     7,367,760
U.S. Bancorp ..............................       231,300     4,908,186
Wachovia Corporation ......................       107,000     3,899,080
                                                            -----------
                                                             20,119,645
BROADCASTING & CABLE TV - 2.0%
Comcast Corporation* ......................        80,642     1,900,732
Liberty Media Corporation* ................       617,924     5,524,240
                                                            -----------
                                                              7,424,972
COMPUTER & ELECTRONICS RETAIL - 0.9%
RadioShack Corporation ....................       181,300     3,397,562
COMPUTER HARDWARE - 1.2%
International Business Machines
  Corporation .............................        59,000     4,572,500
CONSUMER ELECTRONICS - 2.3%
Koninklijke (Royal) Philips
  Electronics N.V. ADR ....................       277,600     4,907,968
Sony Corporation ADR ......................        90,800     3,750,948
                                                            -----------
                                                              8,658,916
DEPARTMENT STORES - 1.6%
Federated Department Stores, Inc.* ........       204,300     5,875,668
DISTRIBUTORS - 0.5%
Genuine Parts Company .....................        64,000     1,971,200
DIVERSIFIED FINANCIAL SERVICES - 14.5%
American Express Company ..................       138,400     4,892,440
Bear Stearns Companies, Inc. ..............        59,400     3,528,360
Cit Group, Inc. ...........................       146,000     2,861,600
Citigroup, Inc. ...........................       465,704    16,388,124
Fannie Mae ................................        96,900     6,233,577
Goldman Sachs Group, Inc. .................        40,400     2,751,240
J.P. Morgan Chase & Company ...............       124,700     2,992,800
Lehman Brothers Holdings, Inc. ............        68,100     3,629,049
Morgan Stanley Dean Witter & Company ......       165,900     6,622,728
Principal Financial Group, Inc. ...........       130,500     3,931,965
                                                            -----------
                                                             53,831,883
ELECTRICAL COMPONENTS & EQUIPMENT - 1.4%
Emerson Electric Company ..................        98,300     4,998,555
FOOD RETAIL - 0.9%
Kroger Company* ...........................       213,000     3,290,850
HEALTH CARE EQUIPMENT - 2.7%
C.R. Bard, Inc. ...........................       100,000     5,800,000
Becton, Dickinson & Company ...............        62,300     1,911,987
Guidant Corporation* ......................        77,600     2,393,960
                                                            -----------
                                                             10,105,947
HOUSEHOLD APPLIANCES - 0.5%
Black & Decker Corporation ................        46,000     1,972,940
HOUSEHOLD PRODUCTS - 0.5%
Kimberly-Clark Corporation ................        38,100     1,808,607
INDUSTRIAL CONGLOMERATES - 0.5%
General Electric Company ..................        72,000     1,753,200
INDUSTRIAL GASES - 2.9%
Air Products & Chemicals, Inc. ............        82,800     3,539,700
Praxair, Inc. .............................       126,400     7,302,128
                                                            -----------
                                                             10,841,828
INTEGRATED OIL & GAS - 8.2%
BP plc ADR ................................       136,000     5,528,400
ConocoPhillips ............................        84,419     4,085,035
Exxon Mobil Corporation ...................       423,400    14,793,596
Royal Dutch Petroleum Company .............       138,200     6,083,564
                                                            -----------
                                                             30,490,595
INTEGRATED TELECOMMUNICATION
  SERVICES - 4.3%
AT&T Corporation ..........................       183,100     4,780,741
BellSouth Corporation .....................       143,000     3,699,410
Verizon Communications, Inc.* .............       193,700     7,505,875
                                                            -----------
                                                             15,986,026
LIFE & HEALTH INSURANCE - 1.5%
John Hancock Financial Services, Inc. .....        63,900     1,782,810
Lincoln National Corporation ..............       114,300     3,609,594
                                                            -----------
                                                              5,392,404



--------------------------------------------------------------------------------
                           57 See accompanying notes.

DECEMBER 31, 2002


SERIES B (LARGE CAP VALUE) (CONTINUED)


                                                         NUMBER         MARKET
COMMON STOCKS (CONTINUED)                              OF SHARES         VALUE
-------------------------                            -------------   -------------
MANAGED HEALTH CARE - 1.1%
Aetna, Inc. ......................................          95,800   $   3,939,296
MOVIES & ENTERTAINMENT - 2.6%
News Corporation, Ltd. ADR .......................         304,300       6,892,395
Walt Disney Corporation ..........................         175,200       2,857,512
                                                                     -------------
                                                                         9,749,907
MULTI-LINE INSURANCE - 3.8%
American International Group, Inc. ...............         182,300      10,546,055
Loews Corporation ................................          80,000       3,556,800
                                                                     -------------
                                                                        14,102,855
OFFICE SERVICES & SUPPLIES - 1.1%
Pitney Bowes, Inc. ...............................         125,000       4,082,500
OIL & GAS EXPLORATION & PRODUCTION - 1.8%
Encana Corporation ...............................         217,878       6,776,006
PACKAGED FOODS - 2.6%
ConAgra Foods, Inc. ..............................          74,300       1,858,243
Del Monte Foods Company* .........................          49,796         383,428
H.J. Heinz Company ...............................         111,500       3,665,005
Nestle S.A. ADR ..................................          72,900       3,861,980
                                                                     -------------
                                                                         9,768,656
PAPER PRODUCTS - 1.7%
International Paper Company ......................         178,100       6,228,157
PHARMACEUTICALS - 6.0%
Bristol-Meyers Squibb Company ....................         226,100       5,234,215
Merck & Company, Inc. ............................          67,400       3,815,514
Mylan Laboratories, Inc. .........................          57,700       2,013,730
Pharmacia Corporation ............................         119,800       5,007,640
Schering-Plough Corporation ......................         284,200       6,309,240
                                                                     -------------
                                                                        22,380,339
PROPERTY & CASUALTY INSURANCE - 2.5%
Allstate Corporation .............................         200,500       7,416,495
Chubb Corporation ................................          34,600       1,806,120
                                                                     -------------
                                                                         9,222,615
PUBLISHING & PRINTING - 4.6%
Gannett Company, Inc. ............................          83,100       5,966,580
Knight-Ridder, Inc. ..............................          95,700       6,053,025
McGraw-Hill Companies, Inc. ......................          84,000       5,076,960
                                                                     -------------
                                                                        17,096,565
RAILROADS - 1.2%
Union Pacific Corporation ........................          73,200       4,382,484
RESTAURANTS - 1.2%
McDonald's Corporation ...........................         274,900       4,420,392
SEMICONDUCTORS - 1.1%
Intel Corporation ................................         264,000       4,110,480
SPECIALTY STORES - 1.4%
Office Depot, Inc.* ..............................         341,600       5,042,016
SYSTEMS SOFTWARE - 2.5%
Microsoft Corporation* ...........................         182,100       9,414,570

                                                       PRINCIPAL
                                                        AMOUNT
                                                       OR NUMBER
                                                       OF SHARES
                                                     -------------

TELECOMMUNICATIONS EQUIPMENT - 2.1%
Motorola, Inc. ...................................         439,800       3,804,270
Nokia Oyj, ADR ...................................         252,200       3,909,100
                                                                     -------------
                                                                         7,713,370
TOBACCO - 1.0%
Philip Morris Companies, Inc. ....................          87,100       3,530,163
                                                                     -------------
   Total common stocks - 99.2% ...................                     367,745,067

U.S. GOVERNMENT & AGENCIES - 0.8%
---------------------------------

Federal Farm Credit Bank,
  0.75% - 01-02-03 ...............................   $   3,027,000       3,026,937
                                                                     -------------
   Total investments - 100.0% ....................                     370,772,004
   Liabilities, less cash & other
    assets - (0.0%) ..............................                         (25,512)
                                                                     -------------
   Total net assets - 100.0% .....................                   $ 370,746,492
                                                                     =============


For federal income tax purposes the identified cost of investments owned at December 31, 2002 was $421,360,441.

* Non-income producing security

ADR (American Depositary Receipt)



--------------------------------------------------------------------------------
                           58 See accompanying notes.

SERIES Y (SELECT 25 SERIES)
February 15, 2003


 [SECURITY FUNDS LOGO]

   ADVISOR, SECURITY
MANAGEMENT COMPANY, LLC


[TERRY MILBERGER PHOTO]

    Terry Milberger
   Portfolio Manager


TO OUR CONTRACTHOLDERS:

December 31, 2002, marked the end of another difficult year for the equity markets, and especially for concentrated portfolios like the Select 25 Series. The Series sticks to the philosophy that established companies with consistently high growth rates will pay solid returns over long periods of time. Therefore, the Series invests in 25-30 quality growth stocks, which will generally excel in strong markets. Unfortunately, the concentrated nature of the Series may tend to lower returns in times of high market volatility. However, for the 12-month period ended December 31st, the Series experienced performance that was relatively similar to the S&P 500 Index. The Series was down 26.6% for the year, compared to -22.1% for the S&P 500 Index.(1)

LOW WEIGHTINGS IN TECHNOLOGY AND TELECOMMUNICATIONS AID SERIES

Since the Select 25 Series is a concentrated fund, we do not attempt to keep pace with the sector weightings of any particular index. However, the Series' performance was boosted by a relatively low weighting in the disappointing information technology sector. The Series also held no position in telecommunications, an area that was down 56% for the year in the Index.

SOME CONSUMER DISCRETIONARY STOCKS HARD ON SERIES

The consumer discretionary sector makes up a large portion of the Series, and several names hurt overall performance for the year. Clear Channel Communications was down 27% for the year, while Home Depot, Inc. lost 53%.

GREAT COMPANIES PERFORM WELL IN GOOD ENVIRONMENTS

We continue to be optimistic about the future of the Select 25 Series. The earnings of the Series' holdings continue to grow at a faster rate than the average of the S&P 500 companies. While the nature of the Series limits diversification, we believe that holding premier companies over the long term will produce solid results. We look at every stock we buy as a long-term holding, and we'll continue to use this philosophy moving forward.

In the future, we will continue to select and hold companies that we believe have the strongest potential for continued above-average earnings growth.

Sincerely,

Terry Milberger
Senior Portfolio Manager



--------------------------------------------------------------------------------

SERIES Y (SELECT 25 SERIES)
February 15, 2003



                           AVERAGE ANNUAL TOTAL RETURN
                           AS OF DECEMBER 31, 2002(1)

                                      Since Inception
                         1 Year          (5-3-99)
                         ------       ---------------
Series Y                (26.63)%          (9.77)%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

     The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                           SERIES Y VS. S&P 500 INDEX


                                5/99     12/99    12/00    12/01    12/02
                               ------   ------   ------   ------   ------
SBL Fund Series Y              10,000   12,370   10,380    9,350    6,860
S&P 500 Index                  10,000   11,100   10,089    8,890    6,925


                             $10,000 Since Inception

The chart above assumes a hypothetical $10,000 investment in Series Y (Select 25 Series) on May 3, 1999 (date of inception), and reflects the fees and expenses of Series Y. On December 31, 2002, the value of the investment (assuming reinvestment of all dividends and distributions) would have been $6,860. By comparison, the same $10,000 investment would have been $6,925 based on the S&P 500's performance.



--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002


SERIES Y (SELECT 25)


                                                       NUMBER        MARKET
COMMON STOCKS                                         OF SHARES       VALUE
-------------                                       ------------   ------------
ADVERTISING - 3.8%
Omnicom Group, Inc................................        20,000   $  1,292,000
AEROSPACE & DEFENSE - 3.5%
General Dynamics
  Corporation.....................................        15,000      1,190,550
BANKS - 2.7%
Fifth Third Bancorp...............................        16,000        936,800
BIOTECHNOLOGY - 3.5%
Amgen, Inc.*......................................        25,000      1,208,500
BROADCASTING & CABLE TV - 6.3%
Clear Channel Communications,
  Inc.*...........................................        30,000      1,118,700
Univision Communications, Inc.*...................        43,000      1,053,500
                                                                   ------------
                                                                      2,172,200
DATA PROCESSING SERVICES - 3.4%
Automatic Data Processing, Inc....................        30,000      1,177,500
DEPARTMENT STORES - 3.4%
Kohl's Corporation*...............................        21,000      1,174,950
DIVERSIFIED FINANCIAL SERVICES - 6.7%
Citigroup, Inc....................................        32,000      1,126,080
Fannie Mae........................................        18,000      1,157,940
                                                                   ------------
                                                                      2,284,020
DRUG RETAIL - 2.6%
Walgreen Company..................................        30,000        875,700
FOOD DISTRIBUTORS - 3.5%
Sysco Corporation.................................        40,000      1,191,600
GENERAL MERCHANDISE STORES - 6.2%
Target Corporation................................        35,000      1,050,000
Wal-Mart Stores, Inc..............................        21,000      1,060,710
                                                                   ------------
                                                                      2,110,710
HEALTH CARE DISTRIBUTORS &
  SERVICES - 6.6%
Cardinal Health, Inc..............................        20,000      1,183,800
Patterson Dental Company*.........................        25,000      1,093,500
                                                                   ------------
                                                                      2,277,300
HEALTH CARE EQUIPMENT - 4.0%
Medtronic, Inc....................................        30,000      1,368,000
HOME IMPROVEMENT RETAIL - 2.4%
Home Depot, Inc...................................        35,000        838,600
INDUSTRIAL CONGLOMERATES - 7.1%
3M Company........................................        10,000      1,233,000
General Electric Company..........................        50,000      1,217,500
                                                                   ------------
                                                                      2,450,500
MOTORCYCLE MANUFACTURERS - 3.1%
Harley-Davidson, Inc..............................        23,000      1,062,600
MOVIES & ENTERTAINMENT - 3.3%
Viacom, Inc. (Cl. B)*.............................        28,000      1,141,280


                                                      PRINCIPAL
                                                      AMOUNT OR
                                                       NUMBER          MARKET
COMMON STOCKS (CONTINUED)                             OF SHARES        VALUE
-------------------------                           ------------   ------------
MULTI-LINE INSURANCE - 3.4%
American International Group,
  Inc.............................................        20,000   $  1,157,000
NETWORKING EQUIPMENT - 3.1%
Cisco Systems, Inc.*..............................        80,000      1,048,000
PHARMACEUTICALS - 9.6%
Forest Laboratories, Inc.*........................        10,000        982,200
Johnson & Johnson.................................        20,000      1,074,200
Pfizer, Inc.......................................        40,000      1,222,800
                                                                   ------------
                                                                      3,279,200
SEMICONDUCTORS - 2.7%
Intel Corporation.................................        60,000        934,200
SYSTEMS SOFTWARE - 3.8%
Microsoft Corporation*............................        25,000      1,292,500
                                                                   ------------
  Total common stocks - 94.7%.....................                   32,463,710

U.S. GOVERNMENT & AGENCIES
FEDERAL HOME LOAN BANK - 1.7%
  1.27%, 01-17-03.................................  $    600,000        599,661
FEDERAL NATIONAL MORTGAGE
  ASSOCIATION - 1.8%
  1.28%, 01-15-03.................................  $    600,000        599,702
                                                                   ------------
  Total U.S. government & agencies - 3.5%.........                    1,199,363

REPURCHASE AGREEMENT - 1.8%
United Missouri Bank, 0.87%,
  01-02-03 (Collateralized by
  FNMA, 01-17-03 with a value
  of $647,621)....................................  $    634,000        634,000
                                                                   ------------
  Total investments - 100.0%.....................                    34,297,073
  Liabilities, less cash & other assets - (0.0)%.                       (11,221)
                                                                   ------------
  Total net assets - 100.0%.......................                 $ 34,285,852
                                                                   ============

The identified cost of investments owned at December 31, 2002 was the same for federal income tax and financial statement purposes.

*Non-income producing security



--------------------------------------------------------------------------------
                           61 See accompanying notes.

SERIES W (MAIN STREET GROWTH & INCOME(R) SERIES)
February 15, 2003

[OPPENHEIMERFUNDS(R) LOGO]

        SUBADVISOR,
  OPPENHEIMERFUNDS, INC.


  [CHARLES ALBERS PHOTO]

      Charles Albers
     Portfolio Manager

[NIKOLAOS MONOYIOS PHOTO]

     Nikolaos Monoyios
     Portfolio Manager


TO OUR CONTRACTHOLDERS:

Equities were clearly out of favor in 2002. Nevertheless, we were able to do what we set out to do, beat the S&P 500 Index. Although we were disappointed that the absolute performance of the Main Street Growth and Income(R) Series was negative for the year, we were pleased with the Fund's return relative to its benchmark, as the S&P 500 Index was down 22.09% for the year. The Series was down 19.28% for the same period.(1)

PERFORMANCE IN 2002

2002 was a year in which the majority of U.S. stocks lost value. However, within that framework the Series outperformed the market by avoiding a few narrow clusters of really poor-performing stocks. Most of these were in technology and telecomm sectors, and the more speculative areas of healthcare, like biotech stocks. Our relative returns were the result of limiting our exposure to the worst performing areas of the market.

Our models - specifically those that analyze quality of earnings, integrated effects (i.e. stock buybacks and offerings) and corporate momentum - did an excellent job of identifying the really bad stocks from the not so bad ones during the period, and it made a significant difference to relative results. We were able to avoid the worst performing areas because our stock selection models, which are the foundation of our investment process, directed us away from these problem areas.

The models also help with our approach to portfolio construction. Our portfolio construction process involves making investments in many companies, thereby limiting the individual weights of each company in the Series and helping to avoid concentrated positions in any particular sectors or industries. We seek to add a small amount of performance from a large number of stocks, rather than seeking to add large amounts of performance from a small number of stocks, which normally involves taking risks that are too large in our opinion. So, our portfolio concentration was a benefit to performance during the period, as it limited the Series exposure to many of the corporate and accounting scandals that took place in 2002.

Our research strongly suggests that the market tends to perform well after hitting the sort of multi-year lows we hit last summer. So while we may see additional ups and downs as the economic recovery takes hold, history suggests that stocks may post better than average results over the next 5 years.

There are generally two times when investors can make mistakes - when the market is near a peak or a trough. Near a market peak, investors become overly optimistic. They often take on too much risk, which could come back to haunt them later on. The other time when investors may make mistakes is near a market bottom. Many investors get exaggerated views of long-term risks and become too cautious. This human reaction works against the typical, average investor. All things considered, we believe there is reason for optimism. When you have a multi-year period where the markets hit new lows, everybody's discouraged and very risk averse. Thus, stocks tend to be undervalued relative to the long-term trend of things. We believe the fourth quarter 2002 was a good time for long-term investors to take advantage of these undervalued stocks.



--------------------------------------------------------------------------------

SERIES W (MAIN STREET GROWTH & INCOME(R) SERIES)
February 15, 2003


TEAMWORK KEY TO SERIES SUCCESS

We have a team here working together on the Series. It's not just one bright person working alone; it's a team of people and an entire body of data and a comprehensive method of analysis. So there's a momentum to what we do as a culture and we think that's going to continue to carry on successfully for many years into the future.

Sincerely,

Charles Albers and Nikolaus Monoyios
Portfolio Managers


                           AVERAGE ANNUAL TOTAL RETURN
                           AS OF DECEMBER 31, 2002(1)

                                        Since Inception
                        1 Year             (5-1-00)
                        ------          ---------------
Series W                (19.28)%           (14.64)%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

     The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


                           SERIES W VS. S&P 500 INDEX


                                5/00     12/00    12/01    12/02
                               ------   ------   ------   ------
SBL Fund Series W              10,000    9,016    8,115    6,551
S&P 500                        10,000    9,161    8,073    6,289

                 $10,000 Over Ten Years

The chart above assumes a hypothetical $10,000 investment in Series W (Main St. Growth & Income(R) Series) on May 1, 2000 (date of inception), and reflects the fees and expenses of Series W. On December 31, 2002, the value of the investment (assuming reinvestment of all dividends and distributions) would have been $6,551. By comparison, the same $10,000 investment would have declined to $6,289 based on the S&P 500 Index's performance.



--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002


SERIES W (MAIN STREET GROWTH AND INCOME(R))



                                            NUMBER      MARKET
COMMON STOCKS                              OF SHARES     VALUE
-------------                              ---------   ---------
AEROSPACE & DEFENSE - 1.5%
Boeing Company .........................       5,400   $ 178,146
Goodrich Corporation ...................       3,200      58,624
Honeywell International, Inc. ..........       6,300     151,200
Invision Technologies, Inc.* ...........         900      23,724
Precision Castparts Corporation ........         300       7,275
Raytheon Company .......................         200       6,150
Rockwell Collins, Inc. .................       1,100      25,586
                                                       ---------
                                                         450,705
AGRICULTURAL PRODUCTS - 0.0%
Bunge, Ltd. ............................         100       2,406
Fresh Del Monte Products, Inc. .........         400       7,564
                                                       ---------
                                                           9,970
AIR FREIGHT & COURIERS - 0.7%
CNF, Inc. ..............................         100       3,324
Fedex Corporation ......................       3,000     162,660
J.B. Hunt Transport Services, Inc.* ....         200       5,860
Ryder System, Inc. .....................         600      13,464
United Parcel Service, Inc. ............         600      37,848
                                                       ---------
                                                         223,156
AIRLINES - 0.1%
AMR Corporation* .......................       3,100      20,460
Continental Airlines, Inc. (CL.B)* .....       1,400      10,150
Delta Air Lines, Inc. ..................       1,000      12,100
                                                       ---------
                                                          42,710
ALUMINUM - 0.8%
Alcan, Inc. ............................       3,800     112,176
Alcoa, Inc. ............................       5,200     118,456
                                                       ---------
                                                         230,632
APPAREL & ACCESSORIES - 0.4%
Coach, Inc.* ...........................         630      20,740
Jones Apparel Group, Inc.* .............         300      10,632
Kellwood Company .......................         300       7,800
Liz Claiborne, Inc. ....................       1,700      50,405
Tommy Hilfiger Corporation* ............         500       3,475
V.F. Corporation .......................         900      32,445
                                                       ---------
                                                         125,497
APPAREL RETAIL - 1.8%
Abercrombie & Fitch Company* ...........         300       6,138
American Eagle Outfitters, Inc.* .......         200       2,756
Anntaylor Stores, Corporation* .........       2,350      47,987
Christopher & Banks Corporation* .......       1,300      26,975
Gap, Inc. ..............................       7,200     111,744
Hot Topic, Inc.* .......................         650      14,872
Limited Brands .........................       7,160      99,739
Pacific Sunwear of California, Inc.* ...         750      13,268
Ross Stores, Inc. ......................       1,800      76,302
Talbots, Inc. ..........................       1,000      27,530
TJX Companies, Inc. ....................       5,700     111,264
Too, Inc.* .............................         400       9,408
Urban Outfitters, Inc.* ................         100       2,357
                                                       ---------
                                                         550,340
APPLICATION SOFTWARE - 0.8%
Amdocs, Ltd.* ..........................       2,300      22,586
Cadence Design Systems, Inc.* ..........       2,600      30,654
Citrix Systems, Inc.* ..................       2,800      34,496
Electronic Arts, Inc.* .................       2,100     104,517
Factset Research Systems, Inc. .........         400      11,308
Take-Two Interactive Software,
  Inc.* ................................       1,400      32,886
                                                       ---------
                                                         236,447
AUTO PARTS & EQUIPMENT - 1.0%
Aftermarket Technology
  Corporation* .........................         900      13,050
American Axle & Manufacturing
  Holdings, Inc.* ......................         700      16,394
Arvinmeritor, Inc. .....................         700      11,669
Borgwarner, Inc. .......................         700      35,294
Dana Corporation .......................       3,200      37,632
Delphi Corporation .....................       9,800      78,890
Johnson Controls, Inc. .................         800      64,136
Lear Corporation* ......................       1,600      53,248
Tower Automotive, Inc.* ................         400       1,800
                                                       ---------
                                                         312,113
AUTOMOBILE MANUFACTURERS - 1.0%
Ford Motor Company .....................      15,074     140,188
General Motors Corporation .............       4,200     154,812
Winnebago Industries, Inc. .............         300      11,769
                                                       ---------
                                                         306,769
BANKS - 8.7%
Amsouth Bancorporation .................       2,900      55,680
Astoria Financial Corporation ..........       1,800      48,870
Bank of America Corporation ............       6,600     459,162
Bank of New York Company, Inc. .........       4,800     115,008
Bank One Corporation ...................       5,400     197,370
Charter One Financial, Inc. ............         156       4,482
Comerica, Inc. .........................       2,000      86,480
Commercial Federal Corporation .........         100       2,335
Compass Bancshares, Inc. ...............         300       9,381
First Tennessee National
  Corporation ..........................       1,300      46,722
First Virginia Banks, Inc. .............         150       5,584
Fleetboston Financial Corporation ......       6,900     167,670
Golden West Financial
  Corporation ..........................       1,600     114,896
Greenpoint Financial Corporation .......       2,000      90,360



--------------------------------------------------------------------------------
                           64 See accompanying notes.

DECEMBER 31, 2002


SERIES W (MAIN STREET GROWTH AND INCOME(R))
(CONTINUED)


                                             NUMBER        MARKET
COMMON STOCKS (CONTINUED)                   OF SHARES      VALUE
-------------------------                   ----------   ----------
BANKS (CONTINUED)
Hibernia Corporation ....................        1,300   $   25,012
Huntington Bancshares, Inc. .............          300        5,613
Independence Community Bank
  Corporation ...........................          400       10,152
Indymac Bancorp, Inc.* ..................          400        7,396
Keycorp .................................        5,100      128,214
National City Corporation ...............        3,300       90,156
North Fork Bancorporation, Inc. .........        2,600       87,724
PNC Financial Services Group ............          100        4,190
Regions Financial Corporation ...........          300       10,008
Roslyn Bancorp, Inc. ....................          100        1,803
Sovereign Bancorp, Inc. .................        4,600       64,630
Suntrust Banks, Inc. ....................        1,900      108,148
TCF Financial Corporation ...............          200        8,738
U.S. Bancorp ............................        8,933      189,558
Union Planters Corporation ..............        1,300       36,582
Unionbancal Corporation .................        1,100       43,197
Wachovia Corporation ....................        9,000      327,960
Webster Financial Corporation ...........          100        3,480
Wells Fargo & Company ...................        2,000       93,740
                                                         ----------
                                                          2,650,301
BIOTECHNOLOGY - 0.4%
Affymetrix, Inc.* .......................          700       16,023
Charles River Laboratories
  International, Inc.* ..................          100        3,848
Gilead Sciences, Inc.* ..................        2,300       78,200
Myriad Genetics, Inc.* ..................          700       10,220
                                                         ----------
                                                            108,291
BREWERS - 0.2%
Adolph Coors Company ....................          400       24,500
Anheuser-Busch Companies, Inc. ..........        1,000       48,400
                                                         ----------
                                                             72,900
BROADCASTING & CABLE TV - 0.5%
Cablevision Systems New York
  Group* ................................        1,800       30,132
Comcast Corporation* ....................        3,931       92,654
Cox Communications, Inc.* ...............        1,200       34,080
                                                         ----------
                                                            156,866
BUILDING PRODUCTS - 0.3%
Lennox International, Inc. ..............          100        1,255
Masco Corporation .......................        4,700       98,935
                                                         ----------
                                                            100,190
CASINOS & GAMING - 0.5%
Alliance Gaming Corporation* ............          100        1,703
Boyd Gaming Corporation* ................          200        2,810
GTECH Holdings Corporation* .............        2,100       58,506
Harrah's Entertainment, Inc.* ...........        1,500       59,400
Mandalay Resort Group* ..................          700       21,427
MGM Mirage, Inc.* .......................          600       19,782
                                                         ----------
                                                            163,628
CATALOG RETAIL - 0.2%
USA Interactive* ........................        3,000       68,580
COMMODITY CHEMICALS - 0.0%
Georgia Gulf Corporation ................          100        2,314
COMPUTER & ELECTRONICS RETAIL - 0.2%
Circuit City Stores, Inc. ...............        4,500       33,390
Electronics Boutique Holding
  Corporation* ..........................          300        4,743
Movie Gallery, Inc.* ....................          200        2,600
Radioshack Corporation ..................        1,800       33,732
                                                         ----------
                                                             74,465
COMPUTER HARDWARE - 2.4%
Apple Computer, Inc.* ...................        1,800       25,794
Dell Computer Corporation* ..............        7,500      200,550
Handspring, Inc.* .......................          300          285
International Business Machines
  Corporation ...........................        5,700      441,750
Sun Microsystems, Inc.* .................       23,700       73,707
                                                         ----------
                                                            742,086
COMPUTER STORAGE & PERIPHERALS - 0.7%
EMC Corporation* ........................       16,500      101,310
Lexmark International, Inc.* ............        1,400       84,700
Maxtor Corporation* .....................        1,100        5,566
Sandisk Corporation* ....................        1,000       20,300
Storage Technology Corporation* .........          100        2,142
                                                         ----------
                                                            214,018
CONSTRUCTION & ENGINEERING - 0.0%
Emcor Group, Inc.* ......................          200       10,602
Fluor Corporation .......................          100        2,800
                                                         ----------
                                                             13,402
CONSTRUCTION & FARM MACHINERY - 0.2%
Cummins, Inc. ...........................          900       25,317
Deere & Company .........................          100        4,585
Navistar International Corporation* .....          500       12,155
Paccar, Inc. ............................          150        6,920
                                                         ----------
                                                             48,977
CONSUMER FINANCE - 1.0%
Countrywide Financial
  Corporation ...........................        1,600       82,640
Doral Financial Corporation .............          300        8,580
Household International, Inc. ...........        3,300       91,773
MBNA Corporation ........................        5,300      100,806
New Century Financial
  Corporation ...........................        1,000       25,390
Providian Financial Corporation* ........        1,500        9,735
                                                         ----------
                                                            318,924



--------------------------------------------------------------------------------
                           65 See accompanying notes.

DECEMBER 31, 2002


SERIES W (MAIN STREET GROWTH AND INCOME(R))
(CONTINUED)


                                               NUMBER       MARKET
COMMON STOCKS (CONTINUED)                    OF SHARES      VALUE
-------------------------                    ----------   ----------
DATA PROCESSING SERVICES - 0.7%
Concord EFS, Inc.* .......................        1,500   $   23,610
Convergys Corporation* ...................        1,800       27,270
First Data Corporation ...................        3,600      127,476
Per-Se Technologies, Inc.* ...............          400        3,588
Sabre Holdings Corporation* ..............        2,000       36,220
                                                          ----------
                                                             218,164
DEPARTMENT STORES - 1.1%
Dillard's, Inc. ..........................        1,200       19,032
Federated Department Stores,
  Inc.* ..................................        3,100       89,156
J.C. Penney Company, Inc. ................        4,100       94,341
May Department Stores Company ............        3,600       82,728
Sears, Roebuck & Company .................        2,400       57,480
                                                          ----------
                                                             342,737
DIVERSIFIED CHEMICALS - 1.0%
Dow Chemical Company .....................        3,200       95,040
E.I. du Pont de Nemours &
  Company ................................        2,800      118,720
Hercules, Inc.* ..........................          100          880
PPG Industries, Inc. .....................        1,800       90,270
                                                          ----------
                                                             304,910
DIVERSIFIED COMMERCIAL SERVICES - 0.7%
Apollo Group, Inc.* ......................          100        4,400
Arbitron, Inc.* ..........................          200        6,700
Deluxe Corporation .......................          900       37,890
H&R Block, Inc. ..........................        3,200      128,640
Iron Mountain, Inc.* .....................          300        9,903
ITT Educational Services, Inc.* ..........          600       14,130
Pittston Brink's Group ...................          300        5,544
Viad Corporation .........................          400        8,940
                                                          ----------
                                                             216,147
DIVERSIFIED FINANCIAL SERVICES - 6.5%
American Express Company .................        3,600      127,260
Bear Stearns Companies, Inc. .............        1,200       71,280
CIT Group, Inc. ..........................          400        7,840
Citigroup, Inc. ..........................       20,832      733,073
E*Trade Group, Inc.* .....................        5,600       27,216
Fannie Mae ...............................        3,400      218,722
Freddie Mac ..............................        2,800      165,340
Goldman Sachs Group, Inc. ................          700       47,670
Janus Capital Group, Inc. ................        2,900       37,903
J.P. Morgan Chase & Company ..............       11,500      276,000
Lehman Brothers Holdings, Inc. ...........          100        5,329
Moody's Corporation ......................          700       28,903
Morgan Stanley ...........................        5,000      199,600
Nationwide Financial Services,
  Inc ....................................          900       25,785
St. Joe Company ..........................          400       12,000
                                                          ----------
                                                           1,983,921
DIVERSIFIED METALS & MINING - 0.0%
Phelps Dodge Corporation* ................          100        3,165
DRUG RETAIL - 0.3%
CVS Corporation ..........................        3,800       94,886
Walgreen Company .........................          100        2,919
                                                          ----------
                                                              97,805
ELECTRIC UTILITIES - 2.9%
Centerpoint Energy, Inc. .................        2,400       20,400
CMS Energy Corporation ...................          800        7,552
Consolidated Edison, Inc. ................          500       21,410
Constellation Energy Group, Inc. .........        2,700       75,114
DTE Energy Company .......................          900       41,760
Edison International* ....................        2,500       29,625
Entergy Corporation ......................        2,700      123,093
Exelon Corporation .......................        3,912      206,436
Firstenergy Corporation ..................        3,900      128,583
FPL Group, Inc. ..........................        1,300       78,169
PG & E Corporation* ......................        2,000       27,800
Pinnacle West Capital Corporation ........          800       27,272
Progress Energy, Inc. ....................          800       34,680
Progress Energy, Inc. - CVO* .............          400           --
Puget Energy, Inc. .......................          100        2,205
Teco Energy, Inc. ........................        1,600       24,752
Wisconsin Energy Corporation .............          800       20,160
Xcel Energy, Inc. ........................          900        9,900
                                                          ----------
                                                             878,911
ELECTRICAL COMPONENTS &
  EQUIPMENT - 0.2%
Cooper Industries, Ltd. ..................          800       29,160
Emerson Electric Company .................          500       25,425
Energizer Holdings, Inc.* ................          200        5,580
                                                          ----------
                                                              60,165
ELECTRONIC EQUIPMENT &
  INSTRUMENTS - 0.6%
Agilent Technologies, Inc.* ..............        3,400       61,064
Avnet, Inc.* .............................        2,100       22,743
Benchmark Electronics, Inc.* .............          900       25,794
Molex, Inc. ..............................          500        9,945
Photon Dynamics, Inc.* ...................          600       13,680
Solectron Corporation* ...................       10,800       38,340
Tech Data Corporation* ...................          400       10,784
                                                          ----------
                                                             182,350
ENVIRONMENTAL SERVICES - 0.1%
Waste Management, Inc. ...................        1,700       38,964
FERTILIZERS & AGRICULTURAL
  CHEMICALS - 0.1%
IMC Global, Inc. .........................        1,500       16,005
FOOD DISTRIBUTORS - 0.0%
Supervalu, Inc. ..........................          700       11,557



--------------------------------------------------------------------------------
                           66 See accompanying notes.

DECEMBER 31, 2002


SERIES W (MAIN STREET GROWTH AND INCOME(R))
(CONTINUED)

                                          NUMBER       MARKET
COMMON STOCKS (CONTINUED)                OF SHARES     VALUE
-------------------------                ---------   ---------
FOOD - RETAIL - 1.1%
Albertson's Inc. .....................       3,000   $  66,780
Kroger Company* ......................       8,200     126,690
Safeway, Inc.* .......................       5,000     116,800
Winn-Dixie Stores, Inc. ..............       1,000      15,280
                                                     ---------
                                                       325,550
FOOTWEAR - 0.4%
Nike, Inc. (Cl.B) ....................       1,900      84,493
Reebok International, Ltd.* ..........         900      26,460
Timberland Company* ..................         100       3,561
                                                     ---------
                                                       114,514
FOREST PRODUCTS - 0.4%
Weyerhaeuser Company .................       2,500     123,025
GAS UTILITIES - 0.2%
Keyspan Corporation ..................         400      14,096
Kinder Morgan Management, LLC*  ......       1,125      35,539
Nicor, Inc. ..........................         200       6,806
Nisource, Inc. .......................         100       2,000
Peoples Energy Corporation ...........         200       7,730
                                                     ---------
                                                        66,171
GENERAL MERCHANDISE STORES - 1.7%
Big Lots, Inc.* ......................       1,500      19,845
BJ's Wholesale Club, Inc.* ...........       1,100      20,130
Shopko Stores, Inc.* .................         300       3,735
Wal-Mart Stores, Inc. ................       9,600     484,896
                                                     ---------
                                                       528,606
GOLD - 0.2%
Barrick Gold Corporation .............       3,200      49,312
Meridian Gold, Inc.* .................         900      15,867
                                                     ---------
                                                        65,179
HEALTH CARE DISTRIBUTORS &
  SERVICES - 0.8%
Apria Healthcare Group, Inc.* ........         700      15,568
Covance, Inc.* .......................         400       9,836
Davita, Inc.* ........................         700      17,269
Express Scripts, Inc.* ...............         400      19,216
IMS Health, Inc. .....................       3,800      60,800
Lincare Holdings, Inc.* ..............         200       6,324
McKesson Corporation, Inc. ...........       2,800      75,684
Pediatrix Medical Group, Inc.* .......         800      32,048
Quest Diagnostics, Inc.* .............         100       5,690
                                                     ---------
                                                       242,435
HEALTH CARE EQUIPMENT - 1.1%
Baxter International, Inc. ...........       4,200     117,600
Becton, Dickinson & Company ..........       2,900      89,001
Bio-Rad Laboratories, Inc.* ..........         100       3,870
Guidant Corporation* .................       3,200      98,720
Hillenbrand Industries, Inc. .........         100       4,831
St. Jude Medical, Inc.* ..............         100       3,972
Steris Corporation* ..................         400       9,700
                                                     ---------
                                                       327,694
HEALTH CARE FACILITIES - 0.7%
HCA, Inc. ............................       2,000      83,000
Healthsouth Corporation* .............       3,000      12,600
Lifepoint Hospitals, Inc.* ...........         100       2,993
Manor Care, Inc.* ....................       1,400      26,054
Tenet Healthcare Corporation* ........       3,750      61,500
Triad Hospitals, Inc.* ...............         300       8,949
Universal Health Services, Inc.* .....         600      27,060
                                                     ---------
                                                       222,156
HEALTH CARE SUPPLIES - 0.1%
Cooper Companies, Inc. ...............         800      20,016
HOME IMPROVEMENT RETAIL - 1.0%
Home Depot, Inc. .....................      10,400     249,184
Lowe's Companies, Inc. ...............         400      15,000
Sherwin-Williams Company .............         900      25,425
                                                     ---------
                                                       289,609
HOMEBUILDING - 1.9%
Beazer Homes USA, Inc.* ..............         400      24,240
Centex Corporation ...................       1,600      80,320
D.R. Horton, Inc. ....................         600      10,410
Hovnanian Enterprises, Inc.* .........         600      19,020
KB Home ..............................       1,800      77,130
Lennar Corporation ...................       1,700      87,720
Meritage Corporation* ................         200       6,730
NVR, Inc.* ...........................         300      97,650
Pulte Homes, Inc. ....................       1,500      71,805
Ryland Group, Inc. ...................       2,100      70,035
Standard Pacific Corporation .........         400       9,900
Toll Brothers, Inc.* .................       1,800      36,360
                                                     ---------
                                                       591,320
HOTELS - 0.2%
Choice Hotels International, Inc.* ...         100       2,270
Marriott International, Inc. .........       1,000      32,870
Royal Caribbean Cruises, Ltd. ........       1,300      21,710
                                                     ---------
                                                        56,850
HOUSEHOLD APPLIANCES - 0.6%
Black & Decker Corporation ...........       1,300      55,757
Maytag Corporation ...................       2,300      65,550
Whirlpool Corporation ................       1,100      57,442
                                                     ---------
                                                       178,749



--------------------------------------------------------------------------------
                           67 See accompanying notes.

DECEMBER 31, 2002


SERIES W (MAIN STREET GROWTH AND INCOME(R))
(CONTINUED)



                                                    NUMBER       MARKET
COMMON STOCKS (CONTINUED)                         OF SHARES      VALUE
-------------------------                         ----------   ----------
HOUSEHOLD PRODUCTS - 1.2%
Clorox Company ................................        1,900   $   78,375
Dial Corporation ..............................        1,700       34,629
Procter & Gamble Company ......................        3,000      257,820
                                                               ----------
                                                                  370,824
HOUSEWARES & SPECIALTIES - 0.4%
American Greetings Corporation* ...............        1,700       26,860
Fortune Brands, Inc. ..........................        1,700       79,067
                                                               ----------
                                                                  105,927
INDUSTRIAL CONGLOMERATES - 2.4%
3M Company ....................................          800       98,640
Carlisle Companies, Inc. ......................          200        8,276
General Electric Company ......................       25,400      618,490
                                                               ----------
                                                                  725,406
INDUSTRIAL MACHINERY - 0.6%
Eaton Corporation .............................          500       39,055
Enpro Industries, Inc.* .......................          300        1,200
Ingersoll-Rand Company ........................        2,300       99,038
ITT Industries, Inc. ..........................          600       36,414
Pentair, Inc. .................................          100        3,455
Timken Company ................................          300        5,730
                                                               ----------
                                                                  184,892
INSURANCE BROKERS - 0.0%
Marsh & McLennan Companies,
  Inc. ........................................          100        4,621
INTEGRATED OIL & GAS - 4.4%
Amerada Hess Corporation ......................        1,200       66,060
Chevrontexaco Corporation .....................        3,141      208,814
Conocophillips ................................        1,083       52,406
Exxon Mobil Corporation .......................       22,900      800,126
Marathon Oil Corporation ......................        2,700       57,483
Murphy Oil Corporation ........................        2,000       85,700
Occidental Petroleum Corporation ..............        2,900       82,505
                                                               ----------
                                                                1,353,094
INTEGRATED TELECOMMUNICATION SERVICE - 4.2%
AT&T Corporation ..............................        2,740       71,541
Bellsouth Corporation .........................       10,700      276,809
Centurytel, Inc. ..............................          600       17,628
Citizens Communications
  Company* ....................................          800        8,440
Qwest Communications
  International, Inc.* ........................        6,100       30,500
SBC Communications, Inc. ......................       15,900      431,049
Sprint Corporation (FON Group) ................        3,200       46,336
Verizon Communications, Inc. ..................       10,200      395,250
                                                               ----------
                                                                1,277,553
INTERNET RETAIL - 0.2%
Amazon.com Inc.* ..............................        3,200       60,448
INTERNET SOFTWARE & SERVICES - 0.1%
Check Point Software Technologies,
  Ltd.* .......................................        2,300       29,831
Websense, Inc.* ...............................          200        4,272
                                                               ----------
                                                                   34,103
IT CONSULTING & SERVICES - 0.3%
Cognizant Technology Solutions
  Corporation* ................................          600       43,338
Sungard Data Systems, Inc.* ...................        1,000       23,560
Unisys Corporation* ...........................        1,000        9,900
                                                               ----------
                                                                   76,798
LEISURE PRODUCTS - 0.7%
Action Performance Companies,
  Inc. ........................................        1,100       20,900
Brunswick Corporation .........................        2,000       39,720
Hasbro, Inc. ..................................        2,800       32,340
Mattel, Inc. ..................................        4,200       80,430
Nautilus Group, Inc.* .........................          900       12,024
Polaris Industries, Inc. ......................          400       23,440
                                                               ----------
                                                                  208,854
LIFE & HEALTH INSURANCE - 1.5%
Aflac, Inc. ...................................        2,000       60,240
Jefferson-Pilot Corporation ...................        1,700       64,787
John Hancock Financial Services,
  Inc. ........................................        4,000      111,600
Lincoln National Corporation ..................        3,300      104,214
Metlife, Inc. .................................        3,600       97,344
Phoenix Companies, Inc. .......................          200        1,520
Protective Life Corporation ...................          100        2,752
                                                               ----------
                                                                  442,457
MANAGED HEALTH CARE - 1.2%
Aetna, Inc. ...................................        2,300       94,576
Caremark Rx, Inc.* ............................        1,600       26,000
Cigna Corporation .............................        1,800       74,016
Health Net, Inc.* .............................        1,000       26,400
Humana, Inc.* .................................        2,800       28,000
Mid Atlantic Medical Services,
  Inc.* .......................................          100        3,240
Oxford Health Plans, Inc.* ....................        2,900      105,705
Sierra Health Service, Inc.* ..................          500        6,005
                                                               ----------
                                                                  363,942
MARINE - 0.0%
Teekay Shipping Corporation ...................          200        8,140
METAL & GLASS CONTAINERS - 0.3%
Ball Corporation ..............................        1,300       66,547
Crown Cork & Seal Company,
  Inc.* .......................................        1,800       14,310
Owens-Illinois, Inc.* .........................          900       13,122
                                                               ----------
                                                                   93,979



--------------------------------------------------------------------------------
                           68 See accompanying notes.

DECEMBER 31, 2002


SERIES W (MAIN STREET GROWTH AND INCOME(R))
(CONTINUED)


                                                  NUMBER       MARKET
COMMON STOCKS (CONTINUED)                       OF SHARES      VALUE
-------------------------                       ----------   ----------
MOVIES & ENTERTAINMENT - 0.4%
AOL Time Warner, Inc.* ......................        3,500   $   45,850
Viacom, Inc. (Cl.B)* ........................        1,600       65,216
                                                             ----------
                                                                111,066
MULTI-LINE INSURANCE - 1.5%
American International Group,
  Inc. ......................................        5,537      320,315
Loews Corporation ...........................        3,000      133,380
                                                             ----------
                                                                453,695
MULTI-UTILITIES - 0.2%
El Paso Corporation .........................        6,500       45,240
Energy East Corporation .....................          700       15,463
                                                             ----------
                                                                 60,703
NETWORKING EQUIPMENT - 0.5%
Brocade Communications
  Systems, Inc.* ............................        4,300       17,802
Cisco Systems, Inc.* ........................        9,200      120,520
McData Corporation* .........................          132          937
                                                             ----------
                                                                139,259
OFFICE ELECTRONICS - 0.3%
Ikon Office Solutions, Inc. .................          500        3,575
Xerox Corporation* ..........................        9,800       78,890
                                                             ----------
                                                                 82,465
OIL & GAS DRILLING - 0.1%
Diamond Offshore Drilling, Inc. .............          400        8,740
Helmerich & Payne, Inc. .....................          300        8,373
                                                             ----------
                                                                 17,113
OIL & GAS EXPLORATION & PRODUCTION - 1.6%
Apache Corporation ..........................        1,300       74,087
Burlington Resources, Inc. ..................          700       29,855
Chesapeake Energy Corporation ...............        4,100       31,734
Cimarex Energy Company* .....................          159        2,846
Devon Energy Corporation ....................        1,400       64,260
EOG Resources, Inc. .........................        1,100       43,912
Kerr-McGee Corporation ......................        1,500       66,450
Noble Energy, Inc. ..........................          500       18,775
Ocean Energy, Inc. ..........................        1,200       23,964
Tom Brown, Inc.* ............................        3,000       75,300
Unocal Corporation ..........................        1,700       51,986
                                                             ----------
                                                                483,169
OIL & GAS REFINING & MARKETING - 0.6%
Enbridge Energy Management, LLC .............          922       34,575
Frontier Oil Corporation ....................        5,400       92,988
Sunoco, Inc. ................................        1,800       59,724
                                                             ----------
                                                                187,287
PACKAGED FOODS - 1.5%
Campbell Soup Company .......................        5,100      119,697
Conagra Foods, Inc. .........................        4,400      110,044
Dean Foods Company* .........................        1,200       44,520
Dole Food Company, Inc. .....................          500       16,290
Hershey Foods Corporation ...................          800       53,952
Interstate Bakeries Corporation .............          500        7,625
Kellogg Company .............................          400       13,708
Sara Lee Corporation ........................          554       12,471
Wm. Wrigley Jr. Company .....................        1,700       93,296
                                                             ----------
                                                                471,603
PAPER PACKAGING - 0.2%
Sealed Air Corporation* .....................          900       33,570
Temple-Inland, Inc. .........................          700       31,367
                                                             ----------
                                                                 64,937
PAPER PRODUCTS - 0.6%
Boise Cascade Corporation ...................          400       10,088
Bowater, Inc. ...............................          500       20,975
Georgia-Pacific Corporation .................        2,900       46,864
International Paper Company .................        3,300      115,401
                                                             ----------
                                                                193,328
PERSONAL PRODUCTS - 0.2%
Avon Products, Inc. .........................          900       48,483
Gillette Company ............................          100        3,036
                                                             ----------
                                                                 51,519
PHARMACEUTICALS - 6.7%
Abbott Laboratories .........................        3,400      136,000
Bristol-Myers Squibb Company ................        1,600       37,040
Eli Lilly & Company .........................        1,700      107,950
Forest Laboratories, Inc.* ..................          100        9,822
Johnson & Johnson ...........................        6,586      353,734
Merck & Company, Inc. .......................        7,500      424,575
Pfizer, Inc. ................................       23,025      703,874
Pharmaceutical Resources, Inc.* .............          200        5,960
Pharmacia Corporation .......................        4,600      192,280
Schering-Plough Corporation .................        1,800       39,960
Taro Pharmaceutical Industries
  Ltd.* .....................................          700       26,320
                                                             ----------
                                                              2,037,515
PHOTOGRAPHIC PRODUCTS - 0.4%
Eastman Kodak Company .......................        3,600      126,144



--------------------------------------------------------------------------------
                           69 See accompanying notes.

DECEMBER 31, 2002


SERIES W (MAIN STREET GROWTH AND INCOME(R))
(CONTINUED)


                                             NUMBER       MARKET
COMMON STOCKS (CONTINUED)                  OF SHARES      VALUE
-------------------------                  ----------   ----------
PROPERTY & CASUALTY INSURANCE - 3.3%
Ace, Ltd. ..............................        3,400   $   99,756
Allstate Corporation ...................        2,900      107,271
Ambac Financial Group, Inc. ............        1,300       73,112
Chubb Corporation ......................        2,300      120,060
Cincinnati Financial Corporation .......          300       11,265
CNA Financial Corporation* .............          100        2,560
Fidelity National Financial, Inc. ......        3,024       99,278
MBIA, Inc. .............................        1,700       74,562
Old Republic International
  Corporation ..........................          800       22,400
PMI Group, Inc. ........................          800       24,032
Progressive Corporation ................        2,200      109,186
Radian Group, Inc. .....................        1,500       55,725
Safeco Corporation .....................        1,200       41,604
St. Paul Companies, Inc. ...............        1,900       64,695
Travelers Property Casualty
  Corporation* .........................        3,384       49,576
Travelers Property Casualty
  Corporation (Cl.B)* ..................        1,612       23,616
W.R. Berkley Corporation ...............          400       15,844
XL Capital, Ltd. .......................          200       15,450
                                                        ----------
                                                         1,009,992
PUBLISHING & PRINTING - 0.1%
Gannett Company, Inc. ..................          200       14,360
New York Times Company .................          200        9,146
                                                        ----------
                                                            23,506
RAILROADS - 0.6%
Burlington Northern Santa Fe
  Corporation ..........................        1,100       28,611
CSX Corporation ........................        2,200       62,282
Norfolk Southern Corporation ...........        4,200       83,958
Union Pacific Corporation ..............          200       11,974
                                                        ----------
                                                           186,825
REAL ESTATE INVESTMENT TRUSTS - 0.2%
Equity Office Properties Trust .........        1,600       39,968
Equity Residential Properties Trust ....          500       12,290
FBR Asset Investment Corporation .......          100        3,390
                                                        ----------
                                                            55,648
REINSURANCE - 0.2%
PartnerRe, Ltd. ........................          300       15,546
RenaissanceRe Holdings, Ltd. ...........        1,200       47,520
                                                        ----------
                                                            63,066
RESTAURANTS - 1.0%
Applebee's International, Inc. .........          450       10,436
Brinker International, Inc.* ...........        2,150       69,338
CEC Entertainment, Inc.* ...............          700       21,490
Darden Restaurants, Inc. ...............        2,150       43,967
McDonald's Corporation .................        2,400       38,592
P.F. Chang's China Bistro, Inc.* .......          300       10,890
Panera Bread Company* ..................          700       24,367
Ruby Tuesday, Inc. .....................        1,400       24,206
Ryan's Family Steak House, Inc.* .......          300        3,405
Starbucks Corporation* .................        1,400       28,532
Wendy's International, Inc. ............          900       24,363
                                                        ----------
                                                           299,586
SEMICONDUCTOR EQUIPMENT - 0.3%
Cabot Microelectronics
  Corporation* .........................          800       37,760
LAM Research Corporation* ..............        1,900       20,520
Teradyne, Inc.* ........................        3,000       39,030
                                                        ----------
                                                            97,310
SEMICONDUCTORS - 2.2%
Advanced Micro Devices, Inc.* ..........        4,200       27,132
Atmel Corporation* .....................        9,300       20,739
Broadcom Corporation* ..................        1,800       27,108
Cypress Semiconductor
  Corporation* .........................        2,600       14,872
ESS Technology, Inc.* ..................        1,800       11,322
Integrated Device Technology, Inc.* ....        2,000       16,740
Intel Corporation ......................       27,000      420,390
Intersil Corporation* ..................          400        5,576
National Semiconductor
  Corporation* .........................        2,700       40,527
Rambus, Inc.* ..........................        1,600       10,736
RF Micro Devices, Inc.* ................        2,500       18,325
Silicon Laboratories, Inc.* ............        1,300       24,804
Skyworks Solutions, Inc.* ..............        3,200       27,584
                                                        ----------
                                                           665,855
SOFT DRINKS - 1.1%
Coca-Cola Company ......................        6,100      267,302
Pepsi Bottling Group, Inc. .............          800       20,560
Pepsico, Inc. ..........................        1,320       55,730
                                                        ----------
                                                           343,592
SPECIALTY CHEMICALS - 0.4%
Cytec Industries, Inc.* ................          100        2,728
International Flavors & Fragrances,
  Inc. .................................        1,800       63,180
OM Group, Inc. .........................        2,400       16,512
Rohm & Haas Company ....................        1,500       48,720
                                                        ----------
                                                           131,140



--------------------------------------------------------------------------------
                           70 See accompanying notes.

DECEMBER 31, 2002


SERIES W (MAIN STREET GROWTH AND INCOME(R))
(CONTINUED)


                                                         NUMBER         MARKET
COMMON STOCKS (CONTINUED)                              OF SHARES        VALUE
-------------------------                             ------------   ------------
SPECIALTY STORES - 1.1%
Autonation, Inc.* .................................            700   $      8,792
Autozone, Inc.* ...................................          1,100         77,715
Barnes & Noble, Inc.* .............................            200          3,614
Bed Bath & Beyond, Inc.* ..........................            100          3,453
Foot Locker, Inc. .................................          1,700         17,850
Hollywood Entertainment
  Corporation* ....................................            300          4,530
Michaels Stores, Inc.* ............................          1,400         43,820
Office Depot, Inc.* ...............................          1,300         19,188
Pep Boys - Manny, Moe & Jack ......................            600          6,960
Petsmart, Inc.* ...................................            400          6,852
Pier 1 Imports, Inc. ..............................          1,800         34,074
Regis Corporation .................................            100          2,599
Rent-A-Center, Inc.* ..............................            500         24,975
Staples, Inc.* ....................................          5,200         95,160
United Auto Group, Inc.* ..........................            200          2,494
                                                                     ------------
                                                                          352,076
STEEL - 0.1%
AK Steel Holding Corporation* .....................            200          1,600
Quanex Corporation ................................            100          3,350
United States Steel Corporation ...................          1,900         24,928
                                                                     ------------
                                                                           29,878
SYSTEMS SOFTWARE - 2.9%
Microsoft Corporation .............................         13,300        687,610
Oracle Corporation* ...............................         16,200        174,960
Sybase, Inc.* .....................................            700          9,380
Symantec Corporation* .............................            300         12,135
                                                                     ------------
                                                                          884,085
TELECOMMUNICATIONS EQUIPMENT - 0.7%
Motorola, Inc. ....................................         17,300        149,645
Scientific-Atlanta, Inc. ..........................          2,400         28,464
Tellabs, Inc.* ....................................          2,300         16,721
Tellium, Inc.* ....................................            300            192
Utstarcom, Inc.* ..................................            800         15,864
                                                                     ------------
                                                                          210,886
TIRES & RUBBER - 0.1%
Cooper Tire & Rubber Company ......................            600          9,204
Goodyear Tire & Rubber
  Company .........................................          3,600         24,516
                                                                     ------------
                                                                           33,720
TOBACCO - 1.1%
Philip Morris Companies, Inc. .....................          7,100        287,763
Reynolds (R.J.) Tobacco Holdings,
  Inc. ............................................          1,000         42,110
                                                                     ------------
                                                                          329,873
TRUCKING - 0.0%
Roadway Corporation ...............................            400         14,724
WIRELESS TELECOMMUNICATION
  SERVICES - 0.1%
Sprint Corporation (PCS Group)* ...................          3,000         13,140
Telephone & Data Systems, Inc. ....................            100          4,702
                                                                     ------------
                                                                           17,842
                                                                     ------------
  Total common stocks - 95.8% .....................                    29,270,401

FOREIGN STOCKS - 1.0%
CANADA
Baytex Energy Ltd.* ...............................          4,000         21,471
Canadian 88 Energy Corporation* ...................         11,700         18,811
Canadian Natural Resources, Ltd. ..................          3,817        113,075
Compton Petroleum Corporation* ....................          9,000         28,997
Paramount Resources, Ltd.* ........................          4,500         42,727
Talisman Energy, Inc. .............................          2,300         82,767
                                                                     ------------
                                                                          307,848
PREFERRED STOCK - 0.0%
BANKS & CREDIT
Wachovia Corporation ..............................            200             25

MONEY MARKET MUTUAL FUND - 14.1%
State Street Navigator Securities
  Lending Prime Portfolio(1) ......................   $  4,310,485      4,310,485

REPURCHASE AGREEMENT - 2.9%
State Street, 0.25%, 01-02-03
  (Collateralized by FHLB, 1.50%,
  12-12-03 with a value of $916,601) ..............   $    896,534        896,534
                                                                     ------------
  Total investments - 113.8% ......................                    34,785,293
  Cash & other assets, less liabilities - (13.8)% .                    (4,225,958)
                                                                     ------------
  Total net assets - 100.0% .......................                  $ 30,559,335
                                                                     ============

For federal income tax purposes the identified cost of investments owned at December 31, 2002 was $35,200,926.

CVO (Contingent Value Obligation)

*Non-income producing security

(1) Securities purchased with cash proceeds from securities loans.



--------------------------------------------------------------------------------
                           71 See accompanying notes.

SERIES A (EQUITY SERIES)
February 15, 2003




[SECURITY FUNDS LOGO]

ADVISOR, SECURITY
MANAGEMENT COMPANY, LLC



        [PHOTO]

    Terry Milberger
Senior Portfolio Manager


TO OUR CONTRACTHOLDERS:

The combination of recession and consumer uncertainty created an overall negative environment that made for a difficult 2002 for equity investors. The Equity Series returned -24.10% for the 12-month period ending on December 31, 2002, slightly behind the benchmark S&P 500 Index, which returned -22.09% over the same period.(1)

SERIES HURT IN BROADCASTING AND ENTERTAINMENT

The Series held an overweight position in the broadcasting and entertainment areas. This position ultimately hurt the Series' performance in 2002, as revenues in these areas suffered in the weak market. However, we believe that this position will be beneficial in a recovering market, as advertising revenue will increase as corporate earnings improve.

The Series experienced a -33% return in the information technology sector. However, relatively strong stock selection helped us to avoid the 37% loss the benchmark took in the same area. Much of the positive variance can be attributed to our overweight position in Dell Computer Corporation, which returned a relatively strong -1.6% in a market where most technology stocks experienced double- digit losses.

The utilities sector was hit extremely hard over the course of the year, declining 37.5% for the Series. However, the Series held less than a tenth of the weighting of the benchmark in this area, which ultimately helped to minimize the overall effect of this area on the portfolio's return.

SOME HEATH CARE AND CONSUMER STAPLES NAMES AID THE SERIES

We believe that the health care sector has a promising outlook for the future, and is currently growing at a faster pace than the economy as a whole. While our overweight position in this area hurt us in 2002, we believe this position will ultimately benefit the Series in the long run. Express Scripts, Inc. advanced almost 4% for the year, while specialty pharmaceutical manufacturer, Forest Labs, Inc., advanced nearly 40%.

The weak economic and market environment actually helped our investments in the consumer staples area, as Avon experienced a very strong 2002, advancing nearly 19%. In addition, Proctor and Gamble advanced 11.5%.

LOOKING FORWARD

We head into 2003 with an optimistic view of the future markets. Historically, the third year of a presidency has generally been a time of strong economic stimulus. We believe that an economic stimulus plan will be put into place in 2003, which should help to spark positive economic activity, and most signs point to a recovery. Inflation remains low, and while oil prices are currently high, we believe they should start to decrease once geopolitical issues, such as the situation in Iraq and the strike in Venezuela, begin to resolve themselves.

The stock market tends to look forward three to six months. We believe a sustained period of positive market growth could be on the horizon and that the Series is well positioned to take advantage of that. Overall, we will




-------------------------------------------------------------------------------
                                       72

SERIES A (EQUITY SERIES)
February 15, 2003


continue to stick by our philosophy of growth at a reasonable price. We believe there will be good buying opportunities in the near future, as historically, times when investor psychology is negative have shown to be great times to buy.

Sincerely,

Terry Milberger
Senior Portfolio Manager


AVERAGE ANNUAL TOTAL RETURN
AS OF DECEMBER 31, 20021


                         1 Year          5 Years          10 Years
Series A                (24.10%)        (4.47%)             6.75%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

     The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


                           SERIES A VS. S&P 500 INDEX


                                           Value
                              ------------------------------
                                  SBL Fund
                                  Series A          S&P 500
                              -----------------    ---------
12/92                                10,000         10,000
12/93                                11,371         11,008
12/94                                11,183         11,153
12/95                                15,294         15,345
12/96                                18,764         18,868
12/97                                24,152         25,163
12/98                                30,290         32,352
12/99                                32,755         39,164
12/00                                25,314         35,598
12/01                                28,574         31,367
12/02                                19,213         24,436


                             $10,000 Over Ten Years

The chart above assumes a hypothetical $10,000 investment in Series A (Growth Series) on December 31, 1992 and reflects the fees and expenses of Series A. On December 31, 2002 the value of the investment (assuming reinvestment of all dividends and distributions) would have grown to $19,214. By comparison, the same $10,000 investment would have grown to $24,436 based on the S&P 500 index's performance.

-------------------------------------------------------------------------------
                                       73

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002


SERIES A (EQUITY)



                                                        NUMBER        MARKET
COMMON STOCKS                                          OF SHARES      VALUE
                                                       ---------    -----------

ADVERTISING - 1.2%

Omnicom Group, Inc..............................        100,000  $  6,460,000

AEROSPACE & DEFENSE - 2.3%

Boeing Company..................................         70,000     2,309,300
General Dynamics Corporation....................         40,000     3,174,800
United Technologies Corporation.................        100,000     6,194,000
                                                                 ------------
                                                                   11,678,100
AIRLINES - 0.2%

Southwest Airlines Company......................         70,000       973,000

ALUMINUM - 0.5%

Alcoa, Inc......................................        110,000     2,505,800

AUTO PARTS & EQUIPMENT - 0.4%

Lear Corporation*...............................         60,000     1,996,800

AUTOMOBILE MANUFACTURERS - 0.4%

General Motors Corporation......................         55,000     2,027,300

BANKS - 5.0%

Bank of America Corporation.....................        105,000     7,304,850
Bank of New York Company, Inc...................        100,000     2,396,000
Fifth Third Bancorp.............................         60,000     3,513,000
Fleetboston Financial Corporation...............        100,000     2,430,000
Washington Mutual, Inc..........................        105,000     3,625,650
Wells Fargo & Company...........................        140,000     6,561,800
                                                                 ------------
                                                                   25,831,300
BIOTECHNOLOGY - 0.9%

Amgen, Inc.*....................................        100,000     4,834,000

BREWERS - 0.6%

Anheuser-Busch Companies, Inc...................         60,000     2,904,000

BROADCASTING & CABLE TV - 1.7%

Clear Channel Communications, Inc.*.............        100,000     3,729,000
Comcast Corporation*............................         58,000     1,310,220
Cox Communications, Inc.*.......................         60,000     1,704,000
Univision Communications, Inc.*.................         85,000     2,082,500
                                                                 ------------
                                                                    8,825,720
BUILDING PRODUCTS - 0.4%

Masco Corporation...............................        100,000     2,105,000

COMPUTER & ELECTRONICS RETAIL - 0.1%

Best Buy Company, Inc.*.........................         25,000       603,750

COMPUTER HARDWARE - 2.7%

Dell Computer Corporation*......................        225,000     6,016,500
International Business
Machines Corporation............................        100,000     7,750,000
                                                                 ------------
                                                                   13,766,500
COMPUTER STORAGE & PERIPHERALS - 0.5%

Lexmark International, Inc.*....................         45,000     2,722,500

CONSUMER FINANCE - 1.1%

Capital One Financial Corporation...............         70,000     2,080,400

MBNA Corporation................................        180,000     3,423,600
                                                                 ------------
                                                                    5,504,000



                                                       NUMBER       MARKET
COMMON STOCKS (CONTINUED)                            OF SHARES      VALUE
                                                    -----------  ------------

DATA PROCESSING SERVICES - 1.1%

Automatic Data Processing, Inc..................         85,000   $ 3,336,250
First Data Corporation..........................         70,000     2,478,700
                                                                  -----------
                                                                    5,814,950
DEPARTMENT STORES - 0.2%

Kohl's Corporation*.............................         20,000     1,119,000

DIVERSIFIED CHEMICALS - 0.3%

PPG Industries, Inc.............................         35,000     1,755,250

DIVERSIFIED FINANCIAL SERVICES - 7.9%

American Express Company........................         80,000     2,828,000
Citigroup, Inc..................................        450,000    15,835,500
Fannie Mae......................................        180,000    11,579,400
Goldman Sachs Group Inc.........................         30,000     2,043,000
Merrill Lynch & Company, Inc....................         95,000     3,605,250
Morgan Stanley..................................        120,000     4,790,400
                                                                  -----------
                                                                   40,681,550
DRUG RETAIL - 1.6%

CVS Corporation.................................         60,000     1,498,200
Walgreen Company................................        240,000     7,005,600
                                                                  -----------
                                                                    8,503,800
ELECTRICAL COMPONENTS & EQUIPMENT - 0.3%

Emerson Electric Company........................         33,000     1,678,050

FOOD DISTRIBUTORS - 0.2%

Sysco Corporation...............................         30,000       893,700

FOOTWEAR - 0.3%

Nike, Inc. (Cl. B)..............................         40,000     1,778,800

GENERAL MERCHANDISE STORES - 4.2%

Dollar General Corporation......................         90,000     1,075,500
Family Dollar Stores, Inc.......................         40,000     1,248,400
Target Corporation..............................        150,000     4,500,000
Wal-Mart Stores, Inc............................        300,000    15,153,000
                                                                  -----------
                                                                   21,976,900

HEALTH CARE DISTRIBUTORS & SERVICES - 1.7%

Amerisourcebergen Corporation...................        35,000      1,900,850
Cardinal Health, Inc............................       112,500      6,658,875
                                                                  -----------
                                                                    8,559,725
HEALTH CARE EQUIPMENT - 2.4%

Baxter International, Inc.......................        75,000      2,100,000
Medtronic, Inc..................................       225,000     10,260,000
                                                                  -----------
                                                                   12,360,000
HOME IMPROVEMENT RETAIL - 1.2%

Home Depot, Inc.................................       260,000      6,229,600

HOTELS - 0.4%

Carnival Corporation............................        75,000      1,871,250

HOUSEHOLD PRODUCTS - 1.8%

Colgate-Palmolive Company.......................        50,000      2,621,500
Kimberly-Clark Corporation......................        55,000      2,610,850
Procter & Gamble Company........................        50,000      4,297,000
                                                                  -----------
                                                                    9,529,350


-------------------------------------------------------------------------------
                           74 See accompanying notes.

DECEMBER 31, 2002


SERIES A (EQUITY) (CONTINUED)



                                                      NUMBER        MARKET
COMMON STOCKS (CONTINUED)                            OF SHARES     VALUE
                                                    -----------  ------------

INDUSTRIAL CONGLOMERATES - 6.6%

3M Company......................................        30,000    $ 3,699,000
General Electric Company(1).....................     1,080,000     26,298,000
Tyco International, Ltd.........................       250,000      4,270,000
                                                                  -----------
                                                                   34,267,000

INDUSTRIAL GASES - 0.8%

Air Products & Chemicals, Inc...................        50,000      2,137,500
Praxair, Inc....................................        35,000      2,021,950
                                                                  -----------
                                                                    4,159,450
INDUSTRIAL MACHINERY - 0.3%

Illinois Tool Works, Inc........................        20,000      1,297,200

INSURANCE BROKERS - 0.7%

Marsh & McLennan Companies, Inc.................        80,000      3,696,800

INTEGRATED OIL & GAS - 5.2%

Chevrontexaco Corporation.......................        80,000      5,318,400
Conocophillips..................................        60,000      2,903,400
Exxon Mobil Corporation.........................       530,000     18,518,200
                                                                  -----------
                                                                   26,740,000
INTEGRATED TELECOMMUNICATIONS SERVICES - 1.9%

SBC Communications, Inc.........................       200,000      5,422,000
Verizon Communications, Inc.....................       120,000      4,650,000
                                                                  -----------
                                                                   10,072,000

IT CONSULTING & SERVICES - 0.3%

Computer Sciences Corporation*..................        50,000      1,722,500

LEISURE PRODUCTS - 0.3%

Mattel, Inc.....................................        70,000      1,340,500

LIFE & HEALTH INSURANCE - 2.0%

Aflac, Inc......................................       110,000      3,313,200
Lincoln National Corporation....................        65,000      2,052,700
Metlife, Inc....................................       100,000      2,704,000
Prudential Financial, Inc.......................        75,000      2,380,500
                                                                  -----------
                                                                   10,450,400

MOTORCYCLE MANUFACTURERS - 0.8%

Harley-Davidson, Inc............................        90,000      4,158,000

MOVIES & ENTERTAINMENT - 1.4%

Viacom, Inc. (Cl.B)*............................       180,000      7,336,800

MULTI-LINE INSURANCE - 3.3%

American International Group, Inc...............       230,000     13,305,500
Hartford Financial Services Group, Inc..........        80,000      3,634,400
                                                                  -----------
                                                                   16,939,900
NETWORKING EQUIPMENT - 1.3%

Cisco Systems, Inc.*............................       500,000      6,550,000

OIL & GAS EQUIPMENT & SERVICES - 0.3%

Halliburton Company.............................        80,000      1,496,800



                                                      NUMBER        MARKET
COMMON STOCKS (CONTINUED)                            OF SHARES      VALUE
                                                    -----------  ------------

OIL & GAS EXPLORATION & PRODUCTION - 0.7%

Apache Corporation..............................        35,000    $ 1,994,650
                                                                  -----------
Talisman Energy, Inc............................        50,000      1,808,500
                                                                    3,803,150

OIL & GAS REFINING & MARKETING - 0.4%

Valero Energy Corporation.......................        60,000      2,216,400

PACKAGED FOODS - 0.8%

General Mills, Inc..............................        50,000      2,347,500
Kraft Foods,Inc.................................        50,000      1,946,500
                                                                  -----------
                                                                    4,294,000

PERSONAL PRODUCTS - 0.3%

Avon Products, Inc..............................        27,000      1,454,490

PHARMACEUTICALS - 10.7%

Abbott Laboratories.............................        60,000      2,400,000
Allergan, Inc...................................        40,000      2,304,800
Biovail Corporation*............................        65,000      1,716,650
Bristol-Myers Squibb Company....................        80,000      1,852,000
Eli Lilly & Company.............................        50,000      3,175,000
Forest Laboratories, Inc.*......................        25,000      2,455,500
Johnson & Johnson...............................       190,000     10,204,900
Merck & Company, Inc............................       115,000      6,510,150
Pfizer, Inc.....................................       460,000     14,062,200
Pharmacia Corporation...........................       120,000      5,016,000
Wyeth...........................................       155,000      5,797,000
                                                                  -----------
                                                                   55,494,200

PROPERTY & CASUALTY INSURANCE - 0.8%

Allstate Corporation............................        50,000      1,849,500
Chubb Corporation...............................        45,000      2,349,000
                                                                  -----------
                                                                    4,198,500

PUBLISHING & PRINTING - 1.0%

Gannet Company, Inc..............................       45,000      3,231,000
McGraw-Hill Companies, Inc.......................       30,000      1,813,200
                                                                    5,044,200

RESTAURANTS - 0.3%

Wendy's International, Inc.......................       50,000      1,353,500


SEMICONDUCTOR EQUIPMENT - 0.5%

Applied Materials, Inc.*.........................      200,000      2,606,000

SEMICONDUCTORS - 2.5%

Intel Corporation................................      700,000     10,899,000
Texas Instruments, Inc...........................      150,000      2,251,500
                                                                  -----------
                                                                   13,150,500
SOFT DRINKS - 2.8%

Coca-Cola Company................................      180,000      7,887,600
Pepsico, Inc.....................................      155,000      6,544,100
                                                                  -----------
                                                                   14,431,700

SPECIALTY CHEMICALS - 0.4%

Rohm & Haas Company...............................      60,000      1,948,800



-------------------------------------------------------------------------------
                           75 See accompanying notes.

DECEMBER 31, 2002


SERIES A (EQUITY) (CONTINUED)



                                                     PRINCIPAL
                                                    AMOUNT OR
                                                      NUMBER        MARKET
COMMON STOCKS (CONTINUED)                            OF SHARES      VALUE
                                                    -----------  ------------
SYSTEMS SOFTWARE - 5.7%

Microsoft Corporation*............................     500,000  $  25,850,000
Oracle Corporation*...............................     360,000      3,888,000
                                                                -------------
                                                                   29,738,000
                                                                -------------
Total common stocks - 93.7%.......................                485,450,485

U.S. GOVERNMENT & AGENCIES

Federal Home Loan Bank,
1.28%, 01-10-03...................................  $3,200,000      3,198,976
Federal Home Loan Mortgage
Corporation:
1.28%, 01-16-03...................................  $3,100,000      3,098,347
1.23%, 02-25-03...................................  $4,100,000      4,092,295
                                                                -------------
                                                                    7,190,642
Federal National Mortgage Association:
1.27%, 01-08-03...................................  $1,800,000      1,799,556
1.28%, 01-09-03...................................  $4,100,000      4,098,834
1.28%, 01-15-03...................................  $4,700,000      4,697,660
1.23%, 01-21-03...................................  $2,700,000      2,698,155
                                                                -------------
                                                                   13,294,205
                                                                -------------
Total U.S. government & agencies - 4.6%...........                 23,683,823

REPURCHASE AGREEMENT - 0.2%

United Missouri Bank, 0.87%,
 01-02-03 (Collateralized by
 U.S. Treasury Note, 04-30-04
 with a value of $1,127,899)......................  $1,105,000     1,105,000
                                                                -------------
 Total investments - 98.5%........................               510,239,308
 Cash & other assets, less liabilities - 1.5%.....                 7,597,796
                                                                -------------
 Total net assets - 100.0%........................              $517,837,104
                                                                ============

For federal income tax purposes the identified cost of investments owned at December 31, 2002 was $512,041,426.

* Non-income producing security

(1) Security is segregated as collateral for futures contracts.








-------------------------------------------------------------------------------
                           76 See accompanying notes.

SERIES D (GLOBAL SERIES)
February 15, 2003





[OPPENHEIMERFUNDS(R) LOGO]


SUBADVISOR,
OPPENHEIMERFUNDS, INC.




   [PHOTO]

William L. Wilby
Portfolio Manager



TO OUR CONTRACTHOLDERS:

The Global Series produced a return of -22.71% for the 12-month period ending December 31, 2002.1 The benchmark MSCI World Index was down 19.89% over the same period.

MARKET ENVIRONMENT

The Series' negative performance reflected the acute negativity that characterized global markets over the past two and a half years. At times like these, some might be tempted to discard their investment discipline and take a more shortsighted view. However, as long-term investors, we remain committed to our investment process and are confident that we hold solid companies with above- average earnings potential. We are optimistic that we may have hit the bottom and are on course for an eventual recovery in the coming year.

A host of economic, business and political issues exerted significant influence on global markets during the period. In the United States, post-September 11th optimism soon turned to pessimism as investors recoiled in the face of a sluggish economic recovery, accounting and corporate governance scandals, earnings disappointments and the mounting possibility of war with Iraq.

Europe fared no better. While mirroring the slumping fortunes of the United States, Europe's woes were exacerbated by severe summer floods, as well as limitations on individual European Union governments to inject fiscal stimulus into their sagging economies. The same held true in Japan, which experienced setbacks to government-advocated financial reforms, although late- period reports of new measures to offset deflation and stabilize the country's banking system gave reason for hope.

Meanwhile, some of the better-performing markets during the period were those of Southeast Asia, whose strong exports, rising consumer credit and increased domestic demand proved advantageous. Brazil, which struggled with high debt levels and concerns over the outcome of its October presidential election, has found some resolution, as President Lula has managed to ease and minimize investor concerns regarding a possible default on their debt and a renewed run on their currency.

It is important to point out that we invest in companies, not countries or regions. Although we are cognizant of external events within a given market, our focus is not on the events themselves, but rather their impact on the business prospects of existing and prospective holdings.

As mentioned earlier, we remain committed to our investment process, which focuses on identifying individual companies anywhere in the world that, in our view, are poised to capitalize on one or more growth trends. Over the years, we have pinpointed four broad areas - including mass affluence, new technologies, restructuring and aging populations - which we believe may drive stock market performance for years to come. Although changing market cycles may at times alter the character of the portfolio, these sweeping global themes have and should continue to provide the framework for our investment decisions.

In light of recent market conditions, which offer little in the way of near-term guidance, we maintained our "barbell strategy." This approach combines aggressive positions, such as technology stocks, with more defensive holdings, such as consumer product companies. Even though some of our aggressive holdings hurt the Series during the last 12-months, we consider this positioning to be sound,

-------------------------------------------------------------------------------
                                       77

SERIES D (GLOBAL SERIES)
February 15, 2003


given the range of possibilities regarding the scope and sustainability of an eventual economic recovery.

We describe our investment style as "contrarian growth." By looking closely at a company's profit margins, revenue streams and management strength, while at the same time focusing on bad news that can temporarily depress a stock's value, we have continued to uncover good companies in good businesses at good prices the world over.

Although close attention must be paid to the risks posed by individual companies, it is important to remember that investing in foreign securities involves additional risks, such as currency fluctuations, different accounting standards and higher expenses.

All of the key indicators, which drive stock prices - earnings, liquidity, and valuations - are now positive. Global earnings have slowly started to turn. Liquidity remains positive as interest rates continue to decline. Finally, valuations, especially outside of the U.S., are now attractive relative to bonds.

Sincerely,

William L. Wilby
Oppenheimer Funds, Inc



AVERAGE ANNUAL TOTAL RETURN
AS OF DECEMBER 31, 20021


                        1 Year          5 Years      10 Years
Series D                (22.71%)         5.32%        9.27%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

         The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                          SERIES D VS. MSCI WORLD INDEX


                                             VALUE
                       -------------------------------------------------
                       SBL FUND SERIES D                MSCI WORLD INDEX
                       -----------------                ----------------

92                             10,000                        10,000
93                             13,155                        12,313
94                             13,513                        13,000
95                             14,981                        15,771
96                             17,598                        17,979
97                             18,734                        20,896
98                             22,496                        26,077
99                             34,570                        32,685
00                             35,791                        28,463
01                             31,405                        23,761
02                             24,272                        19,117


                             $10,000 Over Ten Years

The chart above assumes a hypothetical $10,000 investment in Series D (Global Series) on December 31, 1992 and reflects the fees and expenses of Series D. On December 31, 2002 the value of the investment (assuming reinvestment of all dividends and distributions) would have grown to $24,273. By comparison, the same $10,000 investment would have grown to $19,117 based on the MSCI World Index's performance.


-------------------------------------------------------------------------------
                                       78

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002


SERIES D (GLOBAL)



                                                          NUMBER       MARKET
COMMON STOCKS                                            OF SHARES      VALUE
                                                        -----------  ------------
AUSTRALIA - 1.3%

Australia & New Zealand Banking Group, Ltd. ......         402,842   $   3,935,680

BELGIUM - 0.2%

Delhaize Group ...................................          26,300         489,058

BERMUDA - 0.9%

Ace, Ltd. ........................................          93,494       2,743,114

BRAZIL - 1.4%

Companhia de Bebidas das Americas ADR ............         107,056       1,665,791
Empresa Brasileira de Aeronautica S.A. ADR .......         177,226       2,817,893
                                                                     -------------
                                                                         4,483,684

CANADA - 2.6%

Bombardier, Inc. (Cl. B) .........................         307,800       1,036,521
EnCana Corporation ...............................          66,681       2,058,931
Husky Energy, Inc. ...............................         311,800       3,250,630
Manulife Financial Corporation ...................          71,483       1,556,083
                                                                     -------------
                                                                         7,902,165

FRANCE - 7.1%

Aventis S.A. .....................................          53,360       2,900,592
Cap Gemini S.A. ..................................          26,600         607,968
Essilor International S.A. .......................          33,870       1,395,070
JC Decaux S.A.* ..................................          93,160       1,124,264
Sanofi-Synthelabo S.A. ...........................         121,720       7,440,445
Societe BIC S.A. .................................          75,982       2,619,312
Societe Generale .................................          64,370       3,749,018
Suez S.A. ........................................          68,380       1,186,877
Valeo S.A. .......................................          22,327         700,556
                                                                     -------------
                                                                        21,724,102
GERMANY - 2.2%

Volkswagon AG ....................................          71,659       2,612,412
Wella AG .........................................          69,109       4,097,549
                                                                     -------------
                                                                         6,709,961
HONG KONG - 1.6%

Hong Kong & China Gas Company, Ltd. ..............       1,517,700       1,965,630
Television Broadcasts, Ltd. ......................         912,904       2,879,749
                                                                     -------------
                                                                         4,845,379
INDIA - 3.7%

Hindustan Lever, Ltd. ............................         845,900       3,206,305
Icici Bank, Ltd. ADR .............................         323,750       2,104,375
Infosys Technologies, Ltd. .......................          38,300       3,810,950
Zee Telefilms, Ltd. ..............................       1,000,000       2,033,368
                                                                      ------------
                                                                        11,154,998



                                                         NUMBER         MARKET
COMMON STOCKS (CONTINUED)                              OF SHARES        VALUE
                                                      -----------    ------------
JAPAN - 8.8%

Credit Saison Company, Ltd.* .....................         125,200   $   2,136,429
Eisai Company, Ltd. ..............................          88,800       1,994,202
KDDI Corporation .................................           2,326       7,546,221
Keyence Corporation ..............................           5,600         974,467
Kyocera Corporation ..............................          23,100       1,345,083
Nintendo Company, Ltd. ...........................          16,348       1,527,760
Seven-Eleven Japan Company, Ltd. .................          23,000         701,610
Sharp Corporation ................................         319,000       3,029,519
Shiseido Company, Ltd. ...........................         141,000       1,833,345
Sony Corporation .................................          56,600       2,365,686
Takeda Chemical Industries, Ltd. .................          45,000       1,880,846
Toshiba Corporation* .............................         332,000       1,040,735
Trend Micro, Inc.* ...............................          30,000         513,188
                                                                     -------------
                                                                        26,889,091
KOREA - 1.0%

SK Telecom Company, Ltd.* ........................           8,720       1,683,639
SK Telecom Company, Ltd. ADR* ....................          69,400       1,481,690
                                                                     -------------
                                                                         3,165,329
MEXICO - 1.9%

Fomento Economico Mexicano, S.A. de C.V. .........         540,300       1,949,190
Grupo Modelo S.A. de C.V. ........................         725,100       1,767,015
Grupo Televisa S.A. ADR* .........................          78,433       2,190,634
                                                                     -------------
                                                                         5,906,839
NETHERLANDS - 3.7%

ABN Amro Holding N.V. ............................         185,700       3,036,130
Koninklijke (Royal) Philips Electronics N.V. .....          64,000       1,121,599
Qiagen N.V.* .....................................         164,047         834,932
Royal Dutch Petroleum Company ....................          74,272       3,269,453
Wolters Kluwer N.V. ..............................         167,624       2,920,017
                                                                     -------------
                                                                        11,182,131
NORWAY - 0.7%

Tandberg ASA* ....................................         376,700       2,175,005

SINGAPORE - 1.2%

Singapore Press Holdings, Ltd. ...................         349,345       3,665,655

SPAIN - 0.2%

Amadeus Global Travel Distribution S.A. ..........         158,539         653,837

SWEDEN -1.6%

Telefonaktiebolaget LM Ericsson (Cl. B)* .........       6,819,300       4,774,050

SWITZERLAND -1.1%

Novartis AG ......................................          93,267       3,402,994






--------------------------------------------------------------------------------
                           79 See accompanying notes.

DECEMBER 31, 2002


SERIES D (GLOBAL) (CONTINUED)



                                                           NUMBER       MARKET
COMMON STOCKS (CONTINUED)                                OF SHARES      VALUE
                                                        -----------  ------------

UNITED KINGDOM - 15.9%

Amersham plc .....................................         177,220   $   1,584,877
AstraZeneca plc ..................................          51,136       1,821,827
Boots Company plc ................................         173,705       1,631,744
BP plc ADR .......................................          91,675       3,726,589
BT Group plc .....................................         765,750       2,403,923
Cadbury Schweppes plc ............................         487,235       3,039,549
Diageo plc .......................................         273,660       2,973,815
Dixons Group plc .................................         587,530       1,373,868
Oxford GlycoSciences plc* ........................          78,685         169,744
Pearson plc ......................................         301,380       2,787,426
Reckitt Benckiser plc ............................         417,004       8,069,444
Reed Elsevier plc ................................         484,903       4,164,743
Rentokil Initial plc .............................         997,674       3,521,496
Royal Bank of Scotland Group plc .................         187,762       4,491,852
Smith & Nephew plc ...............................         263,740       1,615,584
Vodafone Group plc ...............................       2,760,360       5,043,831
                                                                     -------------
                                                                        48,420,312


UNITED STATES - 38.3%

Affymetrix, Inc.* ................................          47,700       1,091,853
Amdocs, Ltd.* ....................................         121,400       1,192,148
American Express Company .........................         101,500       3,588,025
Amgen, Inc.* .....................................          70,300       3,398,302
Applera Corporation - Applied Biosystems Group ...          95,200       1,669,808
Applied Materials, Inc.* .........................          88,900       1,158,367
AT&T Corporation .................................          24,620         642,828
Bank One Corporation .............................         178,600       6,527,830
Berkshire Hathaway, Inc. (Cl. B)* ................           1,380       3,343,740
Best Buy Company, Inc.* ..........................          42,320       1,022,028
Broadcom Corporation* ............................          86,700       1,305,702
Cadence Design Systems, Inc.* ....................         842,200       9,929,538
ChevronTexaco Corporation ........................          44,377       2,950,183
Circuit City Stores-Circuit City Group ...........         301,399       2,236,381
Citigroup, Inc. ..................................          44,733       1,574,154
Comcast Corporation* .............................          39,822         938,605
Electronics Arts, Inc.* ..........................          48,400       2,408,868
Fannie Mae .......................................          46,800       3,010,644
Gap, Inc. ........................................         130,300       2,022,256
Gilead Sciences, Inc.* ...........................          85,200       2,896,800
Human Genome Sciences, Inc.* .....................          45,600         401,736
Idec Pharmaceuticals Corporation* ................          37,100       1,230,607
International Business Machines Corporation ......          13,375       1,036,562
International Flavors & Fragrances, Inc. .........          98,903       3,471,495
International Game Technology* ...................          29,300       2,224,456
JDS Uniphase Corporation* ........................         676,300       1,670,461




                                                              PRINCIPAL
                                                              AMOUNT OR
                                                                NUMBER       MARKET
COMMON STOCKS (CONTINUED)                                     OF SHARES      VALUE
                                                             -----------  ------------

UNITED STATES (CONTINUED)

Johnson & Johnson .......................................         66,658   $  3,580,201
Lockheed Martin Corporation .............................         29,300      1,692,075
MBNA Corporation ........................................         38,700        736,074
Microsoft Corporation* ..................................        113,800      5,883,460
National Semiconductor Corporation* .....................        205,000      3,077,050
Northrop Grumman Corporation ............................         24,700      2,395,900
Novellus Systems, Inc.* .................................         36,900      1,036,152
Oxford Health Plans, Inc.* ..............................         33,200      1,210,140
Pfizer, Inc. ............................................        103,799      3,173,135
Qualcomm, Inc.* .........................................        231,320      8,417,735
Quest Diagnostics, Inc.* ................................         51,800      2,947,420
Quintiles Transnational Corporation* ....................         28,277        342,152
RadioShack Corporation ..................................         61,000      1,143,140
Raytheon Company ........................................        112,800      3,468,600
Scientific-Atlanta, Inc. ................................        180,830      2,144,644
Sirius Satellite Radio, Inc.* ...........................        213,700        136,768
Sybase, Inc.* ...........................................        217,151      2,909,823
Symantec Corporation* ...................................         44,300      1,791,935
Synopsys, Inc.* .........................................         73,124      3,374,673
Wachovia Corporation ....................................        118,047      4,301,633
                                                                           ------------
                                                                            116,706,087
                                                                          -------------
Total common stocks - 95.4% .............................                   290,929,471

FOREIGN CORPORATE BOND
UNITED KINGDOM - 0.0%

Telewest Communication plc, 11.00% - 2007*(1) ...........        520,000         93,600

PREFERRED STOCKS

BRAZIL - 0.6%

Tele Norte Leste Participacoes S.A ......................    258,735,642      1,995,334

GERMANY - 2.7%

Fresenius AG ............................................         80,405      3,075,542
Porsche AG ..............................................         12,185      5,063,628
                                                                          -------------
                                                                              8,139,170
                                                                          -------------
Total preferred stocks - 3.3% ...........................                    10,134,504

MONEY MARKET MUTUAL FUND - 6.5%

State Street Navigator Securities
 Lending Prime Portfolio(2) .............................   $ 19,769,310     19,769,310






--------------------------------------------------------------------------------
                            80 See accompanying notes.

DECEMBER 31, 2002


SERIES D (GLOBAL) (CONTINUED)


                                                          PRINCIPAL            MARKET
REPURCHASE AGREEMENT                                       AMOUNT               VALUE
                                                         ------------      -----------------
REPURCHASE AGREEMENT - 1.8%
State Street, 0.25%, 01-02-03
  (Collateralized by FNMA,
  2.015%, 11-15-04 with a value
  of $5,587,225) ......................................  $   5,473,198      $    5,473,198
  Total investments - 107.0% .........................................         326,400,083
  Liabilities, less cash & other assets - (7.0%) .....................         (21,346,856)
                                                                            --------------
  Total net assets - 100.0% ..........................................      $  305,053,227
                                                                            ==============
At December 31, 2002, Series D's investment concentration by industry was as follows:
  Advertising ..........................................................              0.4%
  Aerospace & Defense ..................................................              3.4%
  Auto Parts & Supplies ................................................              0.2%
  Automobiles ..........................................................              2.5%
  Banks & Credit .......................................................              9.2%
  Beverages ............................................................              2.7%
  Broadcast Media ......................................................              2.4%
  Chemicals ............................................................              0.4%
  Communications .......................................................              3.1%
  Computer Software ....................................................              8.0%
  Computer Systems .....................................................              1.6%
  Cosmetics ............................................................              1.9%
  Electrical Equipment .................................................              0.8%
  Electronics ..........................................................              3.3%
  Entertainment ........................................................              1.6%
  Financial Services ...................................................              5.0%
  Food Wholesalers .....................................................              1.0%
  Health Care ..........................................................              8.8%
  Household Products ...................................................              3.8%
  Insurance ............................................................              1.5%
  Manufacturing ........................................................              1.4%
  Medical ..............................................................              1.5%
  Natural Gas ..........................................................              1.3%
  Office Equipment .....................................................              0.9%
  Oil ..................................................................              4.3%
  Pharmaceuticals ......................................................              5.7%
  Publishing ...........................................................              2.3%
  Retail ...............................................................              2.7%
  Semiconductors .......................................................              2.2%
  Services .............................................................              2.3%
  Telecommunications ...................................................             12.0%
  Toys & Sporting Goods ................................................              0.5%
  Money Market Mutual Fund .............................................              6.5%
  Repurchase Agreement .................................................              1.8%
  Liabilities, less cash & other assets ................................             (7.0%)
                                                                            -------------
                                                                                    100.0%
                                                                            =============


For federal income tax purposes the identified cost of investments owned at December 31, 2002 was $373,070,858.

* Non-income producing security ADR (American Depositary Receipt)

(1) Principal amount on foreign bond is reflected in local currency (e.g. Danish Krone) while market value is reflected in U.S. Dollars.

(2) Securities purchased with cash proceeds from securities loans.

-------------------------------------------------------------------------------
                           81 See accompanying notes.

SERIES H (ENHANCED INDEX SERIES)
February 15, 2003

DEUTSCHE ASSET MANAGEMENT+


TO OUR CONTRACTHOLDERS:

The Enhanced Index Series was down 22.98% for the 12- month period ending December 31, 2002.(1) The benchmark S&P 500 Stock Index was down 22.09% over the same period.

OPERATION OF THE PROPRIETARY SCREENS

The Enhanced Index Team at Deutsche Asset Management uses several proprietary screens in deciding when to overweight or underweight stocks in the portfolio. Stocks are overweighted when one of the following shows up on our screens: the company reports a positive earnings surprise, the company becomes an acquisition target, it is announced that the company will be added to the S&P Index, the stock has a high dividend yield or a zero dividend yield (if further research shows that the company uses the funds for internal investment).

Conversely, stock are underweighted if there is a negative earnings surprise, or if a firm were deemed to have managed their earnings more than another firm, if the company issues a seasoned equity offering (as opposed to an initial public offering of stock), it is announced that the company will be deleted from the S&P 500 Index, or if financials show downward momentum. If none of these positive or negative screens apply, we will hold a neutral position in the stock.

The pace of merger and acquisition activity was considerably less than robust during 2002, as acquirers dealt with the same concerns as the equity market itself - growing scandal over corporate accounting practices, continuing credit concerns, etc. U.S. merger and acquisition activity volume for 2002 was just $458 billion, its lowest since 1994. This represents an overall decline of nearly 41 percent since the end of 2001 and gave the U.S. just 37 percent of the world's market share, down from 45 percent in 2001. The lowered merger and acquisition activity negatively affected the overall performance of the S&P 500 Index, as well as the Series. The Fund did benefit from the 25 additions to the S&P 500. The performance of our quantitative screens was mixed during the year. During the period, dividend yield, earnings growth to price and seasoned equity offerings added value, while momentum, earnings accrual and earnings surprise did not.

PORTFOLIO MANAGERS' OUTLOOK

While as index fund managers we don't manage the portfolio according to a given outlook for the equity markets or the economy, we do monitor economic conditions and how they affect the financial markets. The following is the December 31, 2002 U.S. Outlook report from our Chief Economist, Josh Feinman:

The U.S. economic recovery has been modest, restrained by the unwinding of the excesses of the late 1990s boom and, more recently, by heightened geopolitical uncertainty. Looking ahead, we expect the economic recovery to gradually gather momentum in 2003 until above-trend growth is achieved in the second half of the year. Critical to this improvement is our assumption that no major adverse geopolitical shocks occur. We are also expecting macroeconomic policy to remain aggressively stimulative, with the Federal Reserve Board keeping interest rates low well into the new year, and federal tax cuts and spending hikes offsetting cutbacks at the state and local levels. Businesses should respond to diminished geopolitical uncertainty, improving profits, and the fading of corporate scandals by picking up the rate of hiring and investing. Consumer spending is likely to be sustained by improving labor markets, solid income growth, low interest rates, and tax cuts. We expect deflation concerns to fade as the recovery solidifies and inflation to remain tame.

Equity markets, in our view, have returned to a range of plausible valuation, largely purging the excesses of the late 1990s. But equity markets are still not cheap, even if profits continue to recover as we expect. Indeed, at current valuations, equities are unlikely to come close on a sustained basis to providing the heady returns of the 1980s and 1990s.

Sincerely,

Deutsche Asset Management, Inc.
Enhanced Index Team

+ Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, Deutsche Fund Management, Inc., Bankers Trust Company, Deutsche Banc Alex. Brown, Inc., Deutsche Asset Management, Inc. and Deutsche Asset Management Investment Services Limited.

-------------------------------------------------------------------------------
                                       82

SERIES H (ENHANCED INDEX SERIES)
February 15, 2003


AVERAGE ANNUAL TOTAL RETURN
AS OF DECEMBER 31, 2002(1)


                                                 Since Inception
                                1 Year              (5-3-99)

Series H                       (22.98%)             (10.14%)

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


                            SERIES H VS. S&P 500 INDEX

                                    [CHART]

               SBL FUND SERIES H        S&P 500 INDEX
               -----------------        -------------

 5/99                10,000               10,000
12/99                11,231               11,100
12/00                10,086               10,089
12/01                 8,775                8,890
12/02                 6,758                6,925


                   $10,000 Since Inception

The chart above assumes a hypothetical $10,000 investment in Series H (Enhanced Index Series) on May 3, 1999 and reflects the fees and expenses of Series H. On December 31, 2002 the value of the investment (assuming reinvestment of all dividends and distributions) would have been $6,759. By comparison, the same $10,000 investment would have been $6,925 based on the S&P 500 Index's performance.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002


SERIES H (ENHANCED INDEX)


                                                                NUMBER          MARKET
COMMON STOCKS                                                  OF SHARES         VALUE
                                                              -----------   ---------------
ADVERTISING - 0.2%

Omnicom Group, Inc. ...................................               500   $        32,300
TMP Worldwide, Inc.* ..................................             1,500            16,965
                                                                            ---------------
                                                                                     49,265

AEROSPACE & DEFENSE - 1.6%

Boeing Company ........................................             2,400            79,176
General Dynamics Corporation ..........................               100             7,937
Goodrich Corporation ..................................             1,100            20,152
Honeywell International, Inc. .........................             2,300            55,200
Lockheed Martin Corporation ...........................             1,200            69,300
Northrop Grumman Corporation ..........................               500            48,527
Raytheon Company ......................................             1,100            33,825
Rockwell Collins ......................................               500            11,630
United Technologies Corporation .......................             1,300            80,522
                                                                            ---------------
                                                                                    406,269

AGRICULTURAL PRODUCTS - 0.2%

Archer-Daniels-Midland
 Company ..............................................             3,300            40,920

AIR FREIGHT & COURIERS - 1.0%

FedEx Corporation .....................................               800            43,376
Ryder System, Inc. ....................................               200             4,488
United Parcel Service, Inc. ...........................             3,100           195,548
                                                                            ---------------
                                                                                    243,412

AIRLINES - 0.1%

AMR Corporation* ......................................               400             2,640
Delta Air Lines, Inc. .................................               300             3,630
Southwest Airlines Company ............................             2,100            29,190
                                                                            ---------------
                                                                                     35,460

ALUMINUM - 0.2%
Alcoa, Inc. ...........................................             2,300            52,394

APPAREL & ACCESSORIES - 0.2%
Jones Apparel Group, Inc.* ............................               800            28,352
V.F. Corporation ......................................               300            10,815
                                                                            ---------------
                                                                                     39,167
APPAREL RETAIL - 0.4%
Gap, Inc. .............................................             2,500            38,800
Limited Brands ........................................             1,500            20,895
TJX Companies, Inc. ...................................             1,500            29,280
                                                                            ---------------
                                                                                     88,975
APPLICATION SOFTWARE - 0.5%
Autodesk, Inc. ........................................               400             5,720
Citrix Systems, Inc.* .................................               500             6,160
Compuware Corporation* ................................             1,000             4,800
Electronic Arts, Inc.* ................................               700            34,839
Intuit, Inc.* .........................................               900            42,228
Mercury Interactive Corporation* ......................               200             5,930
Parametric Technology
 Corporation* .........................................               700             1,764
PeopleSoft, Inc.* .....................................               900            16,470



                                                                  NUMBER         MARKET
COMMON STOCKS (CONTINUED)                                       OF SHARES        VALUE
                                                                ---------   ---------------

APPLICATION SOFTWARE (CONTINUED)

Rational Software Corporation* ........................               500   $         5,195
Siebel Systems, Inc.* .................................             1,300             9,724
                                                                            ---------------
                                                                                    132,830
AUTO PARTS & EQUIPMENT - 0.2%

Dana Corporation ......................................               400             4,704
Delphi Automotive Systems
 Corporation ..........................................             1,600            12,880
Johnson Controls, Inc. ................................               200            16,034
Visteon Corporation ...................................               401             2,791
                                                                            ---------------
                                                                                     36,409
AUTOMOBILE MANUFACTURERS - 0.5%

Ford Motor Company ....................................             5,000            46,500
General Motors Corporation ............................             1,900            70,034
                                                                            ---------------
                                                                                    116,534
BANKS - 6.6%

AmSouth Bancorporation ................................             1,100            21,120
BB&T Corporation ......................................             1,300            48,087
Bank of America Corporation ...........................             4,100           285,237
Bank of New York Company, Inc. ........................             2,000            47,920
Bank One Corporation ..................................             3,200           116,960
Charter One Financial, Inc. ...........................               600            17,238
Comerica, Inc. ........................................               500            21,620
Fifth Third Bancorp ...................................             1,600            93,680
First Tennessee National Corporation ..................               400            14,376
FleetBoston Financial Corporation .....................             2,900            70,470
Golden West Financial Corporation .....................               400            28,724
Huntington Bancshares, Inc. ...........................               700            13,097
KeyCorp ...............................................             1,200            30,168
Marshall & Ilsley Corporation .........................               600            16,428
Mellon Financial Corporation ..........................             1,200            31,332
National City Corporation .............................             1,800            49,176
Northern Trust Corporation ............................               600            21,030
North Fork Bancorporation, Inc. .......................               400            13,496
PNC Financial Services Group ..........................               800            33,520
Regions Financial Corporation .........................               600            20,016
SouthTrust Corporation ................................               900            22,365
SunTrust Banks, Inc. ..................................               800            45,536
Synovus Financial Corporation .........................               800            15,520
U.S. Bancorp ..........................................             5,400           114,588
Union Planters Corporation ............................               500            14,070
Wachovia Corporation ..................................             3,800           138,472
Washington Mutual, Inc. ...............................             2,700            93,231
Wells Fargo & Company .................................             4,700           220,289
Zions Bancorporation ..................................               200             7,870
                                                                            ---------------
                                                                                  1,665,636


-------------------------------------------------------------------------------
                           84 See accompanying notes.

DECEMBER 31, 2002


SERIES H (ENHANCED INDEX) (CONTINUED)



                                                              NUMBER          MARKET
COMMON STOCKS (CONTINUED)                                    OF SHARES        VALUE
                                                            ----------   ---------------
BIOTECHNOLOGY - 1.1%
Amgen, Inc.* .......................................             3,900   $       188,526
Biogen, Inc.* ......................................               700            28,042
Chiron Corporation* ................................               500            18,800
Genzyme Corporation* ...............................               600            17,742
MedImmune, Inc.* ...................................               700            19,019
                                                                         ---------------
                                                                                 272,129
BREWERS - 0.5%
Adolph Coors Company ...............................               100             6,125
Anheuser-Busch Companies, Inc. .....................             2,400           116,160
                                                                         ---------------
                                                                                 122,285

BROADCASTING & CABLE TV - 1.0%
Clear Channel Communications, Inc.* ................             1,700            63,393
Comcast Corporation* ...............................             7,000           164,990
General Motors Corporation (Cl.H)* .................                 3                32
Univision Communications, Inc.* ....................               600            14,700
                                                                         ---------------
                                                                                 243,115
BUILDING PRODUCTS - 0.2%
American Standard Companies, Inc.* .................               200            14,228
Masco Corporation ..................................             1,400            29,470
                                                                         ---------------
                                                                                  43,698
CASINOS & GAMING - 0.3%
Harrah's Entertainment, Inc.* ......................               800            31,680
International Game Technology* .....................               500            37,960
                                                                         ---------------
                                                                                  69,640
COMMERCIAL PRINTING - 0.0%
R.R. Donnelley & Sons Company ......................               400             8,708

COMPUTER & ELECTRONICS RETAIL - 0.1%
Best Buy Company, Inc.* ............................               900            21,735
Circuit City Stores-Circuit City Group .............               600             4,452
                                                                         ---------------
                                                                                  26,187
COMPUTER HARDWARE - 2.8%
Apple Computer, Inc.* ..............................             1,000            14,330
Dell Computer Corporation* .........................             7,200           192,528
Gateway, Inc.* .....................................               900             2,826
Hewlett-Packard Company ............................             8,400           145,824
International Business Machines Corporation ........             4,100           317,750
NCR Corporation* ...................................               400             9,496
Sun Microsystems, Inc.* ............................             9,000            27,990
                                                                         ---------------
                                                                                 710,744



                                                              NUMBER        MARKET
COMMON STOCKS (CONTINUED)                                    OF SHARES       VALUE
                                                            ----------   ---------------


COMPUTER STORAGE & PERIPHERALS - 0.3%
EMC Corporation* ...................................             6,200   $        38,068
Lexmark International, Inc.* .......................               600            36,300
Network Appliance, Inc.* ...........................               900             9,000
                                                                         ---------------
                                                                                  83,368
CONSTRUCTION & ENGINEERING - 0.0%
Fluor Corporation ..................................               200             5,600
McDermott International, Inc.* .....................               200               876
                                                                         ---------------
                                                                                   6,476
CONSTRUCTION & FARM MACHINERY - 0.3%
Cummins, Inc. ......................................               100             2,813
Deere & Company ....................................               600            27,510
Navistar International Corporation* ................               900            21,879
Paccar, Inc. .......................................               700            32,291
                                                                         ---------------
                                                                                  84,493
CONSTRUCTION MATERIALS - 0.0%
Vulcan Materials Company ...........................               300            11,250

CONSUMER FINANCE - 0.7%
Capital One Financial Corporation ..................               600            17,832
Countrywide Credit Industries, Inc.* ...............               700            36,155
Household International, Inc. ......................             1,300            36,153
MBNA Corporation ...................................             3,600            68,472
Providian Financial Corporation* ...................               800             5,192
                                                                         ---------------
                                                                                 163,804
DATA PROCESSING SERVICES - 0.9%
Automatic Data Processing, Inc. ....................             1,700            66,725
Concord EFS, Inc.* .................................             1,400            22,036
Convergys Corporation* .............................               500             7,575
First Data Corporation .............................             2,100            74,361
Fiserv, Inc. .......................................               500            16,975
Paychex, Inc. ......................................             1,000            27,900
Sabre Holdings Corporation* ........................               500             9,055
                                                                         ---------------
                                                                                 224,627
DEPARTMENT STORES - 0.6%
Dillard's, Inc. ....................................               300             4,758
Federated Department Stores, Inc.* .................             1,200            34,512
J.C. Penney Company, Inc. ..........................               700            16,107
Kohl's Corporation* ................................               900            50,355
May Department Stores Company ......................               800            18,384
Sears, Roebuck & Company ...........................               900            21,555
                                                                         ---------------
                                                                                 145,671
DIVERSIFIED CHEMICALS - 0.9%
Dow Chemical Company ...............................             2,500            74,250
E.I. du Pont de Nemours & Company ..................             2,700           114,480
Eastman Chemical Company ...........................               200             7,354
Engelhard Corporation ..............................               400             8,940
Hercules, Inc.* ....................................               300             2,640
PPG Industries, Inc. ...............................               500            25,075
                                                                         ---------------
                                                                                 232,739


--------------------------------------------------------------------------------
                           85 See accompanying notes.

DECEMBER 31, 2002


SERIES H (ENHANCED INDEX) (CONTINUED)

                                               NUMBER        MARKET
COMMON STOCKS (CONTINUED)                    OF SHARES       VALUE
-------------------------                   ------------  ------------
DIVERSIFIED COMMERCIAL SERVICES - 0.6%
Apollo Group, Inc.* ..................            900     $   39,600
Cendant Corporation* .................          4,500         47,160
Cintas Corporation ...................            500         22,875
Deluxe Corporation ...................            200          8,420
Equifax, Inc. ........................            400          9,256
H&R Block, Inc. ......................            500         20,100
                                                          ----------
                                                             147,411
DIVERSIFIED FINANCIAL SERVICES - 6.3%
American Express Company .............          3,700        130,795
Bear Stearns Companies, Inc. .........            600         35,640
Charles Schwab Corporation ...........          3,800         41,230
Citigroup, Inc. ......................         14,000        492,660
Fannie Mae ...........................          2,700        173,691
Franklin Resources, Inc. .............            700         23,856
Freddie Mac ..........................          1,900        112,195
Goldman Sachs Group, Inc. ............          1,300         88,530
J.P. Morgan Chase & Company ..........          5,500        132,000
Lehman Brothers Holdings, Inc. .......            700         37,303
Merrill Lynch & Company, Inc. ........          2,400         91,080
Moody's Corporation ..................            500         20,645
Morgan Stanley Dean Witter &
  Company ............................          1,900         75,848
Principal Financial Group ............            900         27,117
SLM Corporation ......................            400         41,544
State Street Corporation .............            900         35,100
Stilwell Financial, Inc. .............            700          9,149
                                                          ----------
                                                           1,568,383
DIVERSIFIED METALS & MINING - 0.0%
Freeport-McMoran Copper & Gold,
  Inc. (Cl.B)* .......................            500          8,390
Phelps Dodge Corporation .............            200          6,330
                                                          ----------
                                                              14,720
DRUG RETAIL - 0.4%
CVS Corporation ......................          1,100         27,467
Walgreen Company .....................          2,800         81,732
                                                          ----------
                                                             109,199
ELECTRIC UTILITIES - 2.0%
Allegheny Energy, Inc. ...............            400          3,024
Ameren Corporation ...................            400         16,628
CMS Energy Corporation ...............            400          3,776
CenterPoint Energy, Inc. .............            800          6,800
Cinergy Corporation ..................            500         16,860
Consolidated Edison, Inc. ............            600         25,692
Constellation Energy Group, Inc. .....            500         13,910
DTE Energy Company ...................            800         37,120
Dominion Resources, Inc. .............            800         43,920
Edison International* ................          2,500         29,625
Entergy Corporation ..................            600         27,354


                                                          NUMBER        MARKET
COMMON STOCKS (CONTINUED)                               OF SHARES       VALUE
-------------------------                              ------------  ------------
ELECTRIC UTILITIES (CONTINUED)
Exelon Corporation ...............................          1,200     $   63,324
FPL Group, Inc. ..................................            500         30,065
FirstEnergy Corporation ..........................          1,400         46,158
PG&E Corporation* ................................          1,200         16,680
PPL Corporation ..................................            400         13,872
Pinnacle West Capital Corporation ................            200          6,818
Progress Energy, Inc. ............................            600         26,010
Southern Company .................................          1,900         53,941
Teco Energy, Inc. ................................            500          7,735
TXU Corporation ..................................            800         14,944
                                                                     -----------
                                                                         504,256
ELECTRICAL COMPONENTS & EQUIPMENT - 0.4%
American Power Conversion
  Corporation* ...................................          1,800         27,270
Cooper Industries, Inc. ..........................            200          7,290
Emerson Electric Company .........................          1,200         61,020
Power-One, Inc.* .................................            200          1,134
Rockwell Automation, Inc. ........................            500         10,355
Thomas & Betts Corporation* ......................            200          3,380
                                                                     -----------
                                                                         110,449
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.4%
Agilent Technologies, Inc.* ......................          1,300         23,348
Jabil Circuit, Inc.* .............................          1,600         28,672
Molex, Inc. ......................................            500         11,520
PerkinElmer, Inc. ................................            400          3,300
Sanmina-Sci Corporation* .........................          1,500          6,735
Solectron Corporation* ...........................          2,300          8,165
Symbol Technologies, Inc. ........................            600          4,932
Tektronix, Inc.* .................................            200          3,638
Teledyne Technologies, Inc.* .....................              1             16
Thermo Electron Corporation* .....................            500         10,060
Waters Corporation* ..............................            400          8,712
                                                                     -----------
                                                                         109,098
EMPLOYMENT SERVICES - 0.0%
Robert Half International, Inc.* .................            600          9,666

ENVIRONMENTAL SERVICES - 0.2%
Allied Waste Industries, Inc.* ...................            500          5,000
Waste Management, Inc. ...........................          1,700         38,964
                                                                     -----------
                                                                          43,964
FERTILIZERS & AGRICULTURAL CHEMICALS - 0.0%
Monsanto Company .................................            800         15,400

FOOD DISTRIBUTORS - 0.2%
Supervalu, Inc. ..................................            400          6,604
Sysco Corporation ................................          1,800         53,622
                                                                     -----------
                                                                          60,226



--------------------------------------------------------------------------------
                                       86 See accompanying notes.

DECEMBER 31, 2002


SERIES H (ENHANCED INDEX) (CONTINUED)

                                                          NUMBER        MARKET
COMMON STOCKS (CONTINUED)                               OF SHARES       VALUE
-------------------------                              ------------  -----------
FOOD RETAIL - 0.4%
Albertson's, Inc. ................................          1,100     $   24,486
Kroger Company* ..................................          2,200         33,990
Safeway, Inc.* ...................................          2,100         49,056
Winn-Dixie Stores, Inc. ..........................            400          6,112
                                                                     -----------
                                                                         113,644
FOOTWEAR - 0.2%
Nike, Inc. (Cl.B) ................................            700         31,129
Reebok International, Ltd.* ......................            200          5,880
                                                                     -----------
                                                                          37,009
FOREST PRODUCTS - 0.1%
Louisiana-Pacific Corporation ....................            400          3,224
Weyerhaeuser Company .............................            600         29,526
                                                                     -----------
                                                                          32,750
GAS UTILITIES - 0.3%
KeySpan Corporation ..............................            400         14,096
Kinder Morgan, Inc. ..............................            300         12,681
Nicor, Inc. ......................................            100          3,403
NiSource, Inc. ...................................            700         14,000
NiSource, Inc. - Sails*(2) .......................            123            273
Peoples Energy Corporation .......................            100          3,865
Sempra Energy ....................................          1,300         30,745
                                                                     -----------
                                                                          79,063
GENERAL MERCHANDISE STORES - 2.9%
Big Lots, Inc.* ..................................            400          5,292
Costco Wholesale Corporation* ....................          1,300         36,478
Family Dollar Stores, Inc. .......................            500         15,605
Target Corporation ...............................          1,300         39,000
Wal-Mart Stores, Inc. ............................         12,300        621,273
                                                                     -----------
                                                                         717,648
GOLD - 0.1%
Newmont Mining Corporation .......................          1,100         31,933

HEALTH CARE DISTRIBUTORS & SERVICES - 0.4%
Cardinal Health, Inc. ............................            700         41,433
IMS Health, Inc. .................................            800         12,800
McKesson Corporation .............................            800         21,624
Quest Diagnostics, Inc.* .........................            500         28,450
Quintiles Transnational Corporation* .............            400          4,840
                                                                     -----------
                                                                         109,147
HEALTH CARE EQUIPMENT - 1.6%
C.R. Bard, Inc. ..................................            100          5,800
Baxter International, Inc. .......................            200          5,600
Becton, Dickinson & Company ......................            800         24,552
Biomet, Inc. .....................................          1,300         37,258
Boston Scientific Corporation* ...................          1,500         63,780
Guidant Corporation* .............................            900         27,765
Medtronic, Inc. ..................................          3,300        150,480
St. Jude Medical, Inc.* ..........................          1,000         39,720
Stryker Corporation ..............................            500         33,560
Zimmer Holdings, Inc.* ...........................            500         20,760
                                                                     -----------
                                                                         409,275

                                                          NUMBER        MARKET
COMMON STOCKS (CONTINUED)                               OF SHARES       VALUE
-------------------------                              ------------  -----------
HEALTH CARE FACILITIES - 0.5%
HCA, Inc. ........................................          1,400     $   58,100
Healthsouth Corporation* .........................          1,100          4,620
Health Management Association,
  Inc. ...........................................            600         10,740
Manor Care, Inc.* ................................            300          5,583
Tenet Healthcare Corporation* ....................          2,500         41,000
                                                                     -----------
                                                                         120,043
HEALTH CARE SUPPLIES - 0.1%
Bausch & Lomb, Inc. ..............................            100          3,600
Millipore Corporation ............................            600         20,400
                                                                     -----------
                                                                          24,000
HOME FURNISHINGS - 0.0%
Leggett & Platt, Inc. ............................            500         11,220

HOME IMPROVEMENT RETAIL - 1.0%
Home Depot, Inc. .................................          4,700        112,612
Lowe's Companies, Inc. ...........................          2,600         97,500
Sherwin-Williams Company .........................          1,100         31,075
                                                                     -----------
                                                                         241,187
HOMEBUILDING - 0.1%
Centex Corporation ...............................            200         10,040
KB Home ..........................................            100          4,285
Pulte Homes, Inc. ................................            200          9,574
                                                                     -----------
                                                                          23,899
HOTELS - 0.4%
Carnival Corporation .............................          1,600         39,920
Hilton Hotels Corporation ........................          1,100         13,981
Marriott International, Inc. .....................            700         23,009
Starwood Hotels & Resorts
  Worldwide, Inc. ................................            500         11,870
                                                                     -----------
                                                                          88,780
HOUSEHOLD APPLIANCES - 0.2%
Black & Decker Corporation .......................            200          8,578
Maytag Corporation ...............................            200          5,700
Snap-on, Inc. ....................................            200          5,622
Stanley Works ....................................            200          6,916
Whirlpool Corporation ............................            400         20,888
                                                                     -----------
                                                                          47,704
HOUSEHOLD PRODUCTS - 2.0%
Clorox Company ...................................          1,000         41,250
Colgate-Palmolive Company ........................          1,500         78,645
Kimberly-Clark Corporation .......................          1,400         66,458
Procter & Gamble Company .........................          3,600        309,384
                                                                     -----------
                                                                         495,737
HOUSEWARES & SPECIALTIES - 0.3%
American Greetings Corporation* ..................          1,100         17,380
Fortune Brands, Inc. .............................            400         18,604
Newell Rubbermaid, Inc. ..........................            800         24,264
Tupperware Corporation ...........................            200          3,016
                                                                     -----------
                                                                          63,264

--------------------------------------------------------------------------------
                                       87 See accompanying notes.

DECEMBER 31, 2002


SERIES H (ENHANCED INDEX) (CONTINUED)



                                                          NUMBER        MARKET
COMMON STOCKS (CONTINUED)                               OF SHARES       VALUE
-------------------------                              ------------  -----------
INDUSTRIAL CONGLOMERATES - 3.3%
General Electric Company .........................         27,600     $  672,060
3M Company .......................................            800         98,640
Textron, Inc. ....................................            400         17,196
Tyco International, Ltd. .........................          2,900         49,532
                                                                     -----------
                                                                         837,428
INDUSTRIAL GASES - 0.2%
Air Products & Chemicals, Inc. ...................            600         25,650
Praxair, Inc. ....................................            400         23,108
                                                                     -----------
                                                                          48,758

INDUSTRIAL MACHINERY - 0.7%
Crane Company ....................................            200          3,986
Danaher Corporation ..............................            400         26,280
Dover Corporation ................................            600         17,496
Eaton Corporation ................................            200         15,622
Illinois Tool Works, Inc. ........................            800         51,888
Ingersoll-Rand Company ...........................            500         21,530
ITT Industries, Inc. .............................            200         12,138
Parker-Hannifin Corporation ......................            700         32,291
                                                                     -----------
                                                                         181,231
INSURANCE BROKERS - 0.3%
Marsh & McLennan Companies,
  Inc. ...........................................          1,500         69,315

INTEGRATED OIL & GAS - 3.8%
Amerada Hess Corporation .........................            200         11,010
Chevrontexaco Corporation ........................          2,300        152,904
ConocoPhillips ...................................          1,900         91,941
Exxon Mobil Corporation ..........................         18,700        653,378
Marathon Oil Corporation .........................            800         17,032
Occidental Petroleum Corporation .................          1,000         28,450
                                                                     -----------
                                                                         954,715
INTEGRATED TELECOMMUNICATION SERVICES - 2.9%
AT&T Corporation .................................          2,120         55,353
Alltel Corporation ...............................            900         45,900
BellSouth Corporation ............................          3,500         90,545
CenturyTel, Inc. .................................            200          5,876
Citizens Communications
  Company* .......................................            800          8,440
Qwest Communications
  International, Inc.* ...........................          4,600         23,000
SBC Communications, Inc. .........................          7,500        203,325
Verizon Communications, Inc. .....................          7,500        290,625
                                                                     -----------
                                                                         723,064
INTERNET RETAIL - 0.3%
eBay, Inc.* ......................................          1,100         74,602

INTERNET SOFTWARE & SERVICES - 0.2%
Yahoo!, Inc.* ....................................          2,500         40,875


                                                          NUMBER        MARKET
COMMON STOCKS (CONTINUED)                               OF SHARES       VALUE
-------------------------                              ------------  -----------
IT CONSULTING & SERVICES - 0.4%
Computer Sciences Corporation* ...................          1,000     $   34,450
Electronic Data Systems
  Corporation ....................................          1,400         25,802
Sungard Data Systems, Inc.* ......................            800         18,848
Unisys Corporation* ..............................          1,000          9,900
                                                                     -----------
                                                                          89,000
LEISURE PRODUCTS - 0.1%
Brunswick Corporation ............................            200          3,972
Mattel, Inc. .....................................          1,200         22,980
                                                                     -----------
                                                                          26,952
LIFE & HEALTH INSURANCE - 0.8%
Aflac, Inc. ......................................          1,400         42,168
John Hancock Financial Services,
  Inc. ...........................................            800         22,320
MetLife, Inc. ....................................          1,900         51,376
Prudential Financial, Inc. .......................          1,600         50,784
Torchmark Corporation ............................            300         10,959
UNUMProvident Corporation ........................            700         12,278
                                                                     -----------
                                                                         189,885
MANAGED HEALTH CARE - 0.8%
Aetna, Inc. ......................................            400         16,448
Anthem, Inc.* ....................................            600         37,740
Cigna Corporation ................................            400         16,448
Humana, Inc.* ....................................            500          5,000
UnitedHealth Group, Inc. .........................          1,100         91,850
WellPoint Health Networks, Inc.* .................            600         42,696
                                                                     -----------
                                                                         210,182
METAL & GLASS CONTAINERS - 0.1%
Ball Corporation .................................            400         20,476
Pactiv Corporation* ..............................            500         10,930
                                                                     -----------
                                                                          31,406
MOTORCYCLE MANUFACTURERS - 0.2%
Harley-Davidson, Inc. ............................          1,200         55,440

MOVIES & ENTERTAINMENT - 1.8%
AOL Time Warner, Inc.* ...........................         12,400        162,440
Viacom, Inc. (Cl.B)* .............................          4,900        199,724
Walt Disney Company ..............................          5,700         92,967
                                                                     -----------
                                                                         455,131
MULTI-LINE INSURANCE - 1.7%
American International Group, Inc. ...............          7,200        416,520

MULTI-UTILITIES - 0.3%
AES Corporation* .................................          1,500          4,530
Calpine Corporation* .............................          1,000          3,260
Duke Energy Corporation ..........................          2,500         48,850
Dynegy, Inc. .....................................          1,000          1,180
El Paso Corporation ..............................          1,700         11,832
Mirant Corporation* ..............................          1,100          2,079
Williams Companies, Inc. .........................          1,400          3,780
                                                                     -----------
                                                                          75,511

--------------------------------------------------------------------------------
                                       88 See accompanying notes.

DECEMBER 31, 2002


SERIES H (ENHANCED INDEX) (CONTINUED)


                                                          NUMBER        MARKET
COMMON STOCKS (CONTINUED)                               OF SHARES       VALUE
-------------------------                              ------------  -----------
NETWORKING EQUIPMENT - 1.1%
Avaya, Inc.* .....................................          1,000     $    2,450
Cisco Systems, Inc.* .............................         20,200        264,620
                                                                     -----------
                                                                         267,070
OFFICE ELECTRONICS - 0.1%
Xerox Corporation* ...............................          2,000         16,100

OFFICE SERVICES & SUPPLIES - 0.2%
Avery Dennison Corporation .......................            300         18,324
Pitney Bowes, Inc. ...............................            600         19,596
                                                                     -----------
                                                                          37,920
OIL & GAS DRILLING - 0.4%
Nabors Industries, Inc.* .........................            800         28,216
Noble Corporation* ...............................            700         24,605
Rowan Companies, Inc.* ...........................            800         18,160
Transocean, Inc. .................................            900         20,880
                                                                     -----------
                                                                          91,861
OIL & GAS EQUIPMENT & SERVICES - 0.6%
BJ Services Company* .............................            900         29,079
Baker Hughes, Inc. ...............................            900         28,971
Halliburton Company ..............................          1,200         22,452
Schlumberger, Ltd. ...............................          1,600         67,344
                                                                     -----------
                                                                         147,846
OIL & GAS EXPLORATION & PRODUCTION - 0.6%
Anadarko Petroleum Corporation ...................            700         33,530
Burlington Resources, Inc. .......................          1,000         42,650
Devon Energy Corporation .........................            400         18,360
EOG Resources, Inc. ..............................            300         11,976
Kerr-McGee Group .................................            300         13,290
Unocal Corporation ...............................            700         21,406
                                                                     -----------
                                                                         141,212
OIL & GAS REFINING & MARKETING - 0.0%
Ashland, Inc. ....................................            200          5,706

PACKAGED FOODS - 1.2%
Campbell Soup Company ............................          1,200         28,164
ConAgra Foods, Inc. ..............................          1,500         37,515
Del Monte Foods Company* .........................              1              5
General Mills, Inc. ..............................          1,000         46,950
H.J. Heinz Company ...............................          1,000         32,870
Kellogg Company ..................................          1,200         41,124
Sara Lee Corporation .............................          3,000         67,530
Unilever N.V. ....................................              1             62
Wm. Wrigley Jr. Company ..........................            600         32,928
                                                                     -----------
                                                                         287,148
PAPER PACKAGING - 0.0%
Bemis Company, Inc. ..............................            100          4,963
Sealed Air Corporation* ..........................            200          7,460
                                                                     -----------
                                                                          12,423

                                                          NUMBER        MARKET
COMMON STOCKS (CONTINUED)                               OF SHARES       VALUE
-------------------------                              ------------  -----------
PAPER PRODUCTS - 0.3%
Boise Cascade Corporation ........................            200     $    5,044
Georgia-Pacific Group ............................            700         11,312
International Paper Company ......................          1,300         45,461
MeadWestvaco Corporation .........................            500         12,355
                                                                      ----------
                                                                          74,172
PERSONAL PRODUCTS - 0.5%
Alberto-Culver Company (Cl.B) ....................            200         10,080
Avon Products, Inc. ..............................            600         32,322
Gillette Company .................................          2,900         88,044
                                                                      ----------
                                                                         130,446
PHARMACEUTICALS - 8.8%
Abbott Laboratories ..............................          4,300        172,000
Allergan, Inc. ...................................            400         23,048
Bristol-Myers Squibb Company .....................          3,500         81,025
Eli Lilly & Company ..............................          3,100        196,850
Forest Laboratories, Inc.* .......................            700         68,754
Johnson & Johnson ................................          8,200        440,422
King Pharmaceuticals, Inc.* ......................            800         13,752
Merck & Company, Inc. ............................          6,200        350,982
Pfizer, Inc. .....................................         17,100        522,747
Pharmacia Corporation ............................          3,600        150,480
Schering-Plough Corporation ......................          4,100         91,020
Watson Pharmaceuticals, Inc.* ....................            300          8,481
Wyeth ............................................          2,400         89,760
                                                                      ----------
                                                                       2,209,321
PHOTOGRAPHIC PRODUCTS - 0.1%
Eastman Kodak Company ............................            800         28,032

PROPERTY & CASUALTY INSURANCE - 1.2%
Ace, Ltd. ........................................            700         20,538
Allstate Corporation .............................          2,000         73,980
Ambac Financial Group, Inc. ......................            300         16,872
Chubb Corporation ................................            500         26,100
Cincinnati Financial Corporation .................            400         15,020
MBIA, Inc. .......................................            400         17,544
MGIC Investment Corporation ......................            600         24,780
Progressive Corporation ..........................            600         29,778
Travelers Property Casualty
  Corporation* ...................................          2,800         41,020
XL Capital, Ltd. .................................            400         30,900
                                                                      ----------
                                                                         296,532
PUBLISHING & PRINTING - 0.7%
Dow Jones & Company, Inc. ........................            200          8,646
Gannett Company, Inc. ............................            700         50,260
Knight-Ridder, Inc. ..............................            200         12,650
McGraw-Hill Companies, Inc. ......................            500         30,220
Meredith Corporation .............................            100          4,111
New York Times Company ...........................            400         18,292
Tribune Company ..................................          1,200         54,552
                                                                      ----------
                                                                         178,731

--------------------------------------------------------------------------------
                                       89 See accompanying notes.

DECEMBER 31, 2002


SERIES H (ENHANCED INDEX) (CONTINUED)

                                                          NUMBER        MARKET
COMMON STOCKS (CONTINUED)                               OF SHARES       VALUE
-------------------------                              ------------  -----------
RAILROADS - 0.4%
Burlington Northern Santa Fe
  Corporation ....................................          1,100     $   28,611
CSX Corporation ..................................            600         16,986
Norfolk Southern Corporation .....................          1,100         21,989
Union Pacific Corporation ........................            700         41,909
                                                                      ----------
                                                                         109,495
REAL ESTATE INVESTMENT TRUSTS - 0.3%
Equity Office Properties Trust ...................          1,200         29,976
Equity Residential Properties Trust ..............            800         19,664
Plum Creek Timber Company, Inc. ..................            500         11,800
Simon Property Group, Inc. .......................            500         17,035
                                                                      ----------
                                                                          78,475
RESTAURANTS - 0.5%
Darden Restaurants, Inc. .........................            500         10,225
McDonald's Corporation ...........................          3,500         56,280
Starbucks Corporation* ...........................          1,100         22,418
Wendy's International, Inc. ......................            800         21,656
Yum! Brands, Inc.* ...............................            800         19,376
                                                                      ----------
                                                                         129,955
SEMICONDUCTOR EQUIPMENT - 0.6%
Applied Materials, Inc.* .........................          5,600         72,968
KLA-Tencor Corporation* ..........................            900         31,833
Novellus Systems, Inc.* ..........................            900         25,272
Teradyne, Inc.* ..................................            600          7,806
                                                                      ----------
                                                                         137,879
SEMICONDUCTORS - 1.8%
Advanced Micro Devices, Inc.* ....................            900          5,814
Altera Corporation* ..............................          1,100         13,574
Analog Devices, Inc.* ............................          1,000         23,870
Applied Micro Circuits
  Corporation* ...................................            800          2,952
Broadcom Corporation* ............................            700         10,542
Intel Corporation ................................         15,800        246,006
LSI Logic Corporation* ...........................          1,000          5,770
Micron Technology, Inc.* .........................          1,700         16,558
National Semiconductor
  Corporation* ...................................          1,400         21,014
Nvidia Corporation* ..............................            500          5,755
PMC-Sierra, Inc.* ................................            500          2,780
QLogic Corporation* ..............................            600         20,706
Texas Instruments, Inc. ..........................          2,000         30,020
Xilinx, Inc.* ....................................          1,600         32,960
                                                                      ----------
                                                                         438,321
SOFT DRINKS - 2.3%
Coca-Cola Company(1) .............................          6,900        302,358
Coca-Cola Enterprises, Inc. ......................          2,100         45,612
Pepsi Bottling Group, Inc. .......................            800         20,560
PepsiCo, Inc. ....................................          5,000        211,100
                                                                      ----------
                                                                         579,630


                                                          NUMBER        MARKET
COMMON STOCKS (CONTINUED)                               OF SHARES       VALUE
-------------------------                              ------------  -----------
SPECIALTY CHEMICALS - 0.2%
Ecolab, Inc. .....................................            300     $   14,850
Great Lakes Chemical
  Corporation ....................................            200          4,776
International Flavor & Fragrances,
  Inc. ...........................................            300         10,530
Rohm & Haas Company ..............................            600         19,488
Sigma-Aldrich Corporation ........................            200          9,740
                                                                      ----------
                                                                          59,384
SPECIALTY STORES - 0.7%
AutoZone, Inc.* ..................................            500         35,325
Bed Bath & Beyond, Inc.* .........................          1,400         48,342
Office Depot, Inc.* ..............................          2,200         32,472
Staples, Inc.* ...................................          2,300         42,090
Tiffany & Company ................................            400          9,564
Toys 'R' Us, Inc.* ...............................          1,800         18,000
                                                                      ----------
                                                                         185,793
STEEL - 0.1%
Allegheny Technologies, Inc. .....................            200          1,246
Nucor Corporation ................................            200          8,260
United States Steel Corporation ..................            400          5,248
Worthington Industries, Inc. .....................            200          3,048
                                                                      ----------
                                                                          17,802
SYSTEMS SOFTWARE - 4.0%
BMC Software, Inc.* ..............................          1,200         20,532
Microsoft Corporation* ...........................         15,300        791,010
Novell, Inc.* ....................................          1,000          3,340
Oracle Corporation* ..............................         15,100        163,080
Veritas Software Corporation* ....................          1,101         17,197
                                                                      ----------
                                                                         995,159
TELECOMMUNICATIONS EQUIPMENT - 0.8%
ADC Telecommunications, Inc.* ....................          2,200          4,598
Andrew Corporation* ..............................            300          3,084
Ciena Corporation* ...............................          1,200          6,168
Comverse Technology, Inc.* .......................            500          5,010
Corning, Inc.* ...................................          3,200         10,592
JDS Uniphase Corporation* ........................          3,800          9,386
Lucent Technologies, Inc. ........................          9,500         11,970
Motorola, Inc. ...................................          6,400         55,360
Qualcomm, Inc.* ..................................          2,500         90,975
Tellabs, Inc.* ...................................          1,200          8,724
                                                                      ----------
                                                                         205,867
TIRES & RUBBER - 0.0%
Cooper Tire & Rubber Company .....................            200          3,068
Goodyear Tire & Rubber Company ...................            600          4,086
                                                                      ----------
                                                                           7,154

--------------------------------------------------------------------------------
                                       90 See accompanying notes.

DECEMBER 31, 2002


SERIES H (ENHANCED INDEX) (CONTINUED)

                                                        PRINCIPAL
                                                        AMOUNT OR
                                                          NUMBER            MARKET
COMMON STOCKS (CONTINUED)                               OF SHARES            VALUE
-------------------------                              ------------      ------------
TOBACCO - 1.3%
Philip Morris Companies, Inc. .....................           6,300      $    255,339
R.J. Reynolds Tobacco Holdings,
  Inc. ............................................             601            25,308
UST, Inc. .........................................           1,000            33,430
                                                                         ------------
                                                                              314,077
TRADING COMPANIES & DISTRIBUTORS - 0.1%
W.W. Grainger, Inc. ...............................             300            15,465

WIRELESS TELECOMMUNICATION SERVICES - 0.4%
AT&T Wireless Services, Inc.* .....................           7,600            42,940
Nextel Communications, Inc. .......................           3,700            42,735
Sprint Corporation (PCS Group)* ...................           2,800            12,264
                                                                         ------------
                                                                               97,939
                                                                         ------------
  Total common stocks - 89.7% .....................                        22,472,210

U.S. GOVERNMENT SECURITY - 1.2%
U.S. Treasury Bill,
  1.62% - 01-23-03(1) .............................    $    305,000           304,797

REPURCHASE AGREEMENT - 9.4%
United Missouri Bank, 0.87%,
  01-02-03 (Collateralized by U.S.
  Treasury Note, 3.375%, 04-30-04
  with a value of $2,390,072) .....................    $  2,343,000         2,343,000
                                                                         ------------
  Total investments - 100.3% ......................                        25,120,007
  Liabilities, less cash & other assets - (0.3)% ..                           (67,569)
                                                                         ------------
  Total net assets - 100.0% .......................                      $ 25,052,438
                                                                         ============

For federal income tax purposes the identified cost of investments owned at December 31, 2002 was $34,744,975.

*Non-income producing security

(1) Security is segregated as collateral for futures contracts.

(2) SAILS - Stock Appreciation Income Linked Security - is the term used for a unit consisted of a zero coupon debt security and a forward equity contract.


--------------------------------------------------------------------------------
                                       91 See accompanying notes.

SERIES S (SOCIAL AWARENESS SERIES)
February 15, 2003


[SECURITY FUNDS LOGO]

ADVISOR, SECURITY
MANAGEMENT COMPANY, LLC

[CINDY L. SHIELDS PHOTO]

Cindy L. Shields
Portfolio Manager


TO OUR CONTRACTHOLDERS:

Recently I was promoted to Head of Equity Asset Management of Security Management Company, LLC. In my new position, I will manage the business development of our equity team, as well as oversee equity trading and manage the equity research and support staff. I have enjoyed managing the Social Awareness Series since 1992. While I no longer will handle the day-to-day operations of the portfolio, I leave the Series in capable hands.

INTRODUCING MARK MITCHELL, CFA

I would like to welcome Mark Mitchell, CFA, to the Security Funds investment team. Mark took over the management of the Social Awareness Series in September of 2002. He has over 15 years of experience in finance and investments, and comes to us from GE Asset Management, where he served as a portfolio manager and equity analyst. I have great confidence in Mark's abilities, and I look forward to watching the Series advance under his leadership.

SERIES PERFORMANCE

2002 marked the third consecutive year of negative returns in the equity markets. The realm of socially responsible investing was not immune to the challenges facing all equity investors. The Series was down 21.9% for the 12 months ending December 31, 2002.(1) The benchmark Domini Social Index was down 20% over the same period.

INFORMATION TECHNOLOGY LEADS NEGATIVE CHARGE

Information technology was the hardest-hit sector in the social realm, losing almost 35% for both the Series and the benchmark. The Series was slightly overweight in this area relative to the benchmark, which negatively affected the Series' overall performance. The Series held a large position in Microsoft, which was down 22% on the year. The Series' overweight position in Dell Computer Corporation actually aided performance for the Series, as the stock was down only 1.6%.

The telecommunications sector fell 37% for the Series, compared to -27% for the benchmark. We held an underweight position relative the benchmark in the regional Bell companies, which was positive for the Series' performance. However, the Series was negatively affected by holding Sprint PCS, which lost 92% for the year.

The consumer discretionary sector also negatively affected the Series' performance, falling 28% for the year, though the benchmark fell over 30%. The difference can be mostly attributed to the Series' underweight position in AOL Time Warner, Inc., which dropped 60% for the year.

HEALTHCARE, CONSUMER STAPLES AND INDUSTRIALS RELATIVELY STRONG

The Series' healthcare holdings were down just under 10% for the year, compared to a -13% return for the health care sector in the benchmark. The Series was overweight in this area, which was a boost to overall performance. Forest Labs, Inc. advanced 42% for the Series on strong demand for its specialty pharmaceutical products. The Series also held a significant overweight position in Merck and Co., which ultimately aided the Series' performance, as the stock was down only 1% on the year.

Consumer staples remained relatively strong for the Series, as this area tends to remain steady in a down market. One holding in particular, Procter & Gamble, saw increases of over 11% for the year, as their restructuring efforts began to show a positive effect. And in the industrials sector, Deere and Co. advanced 7%, as supply became more balanced

--------------------------------------------------------------------------------
                                       92

SERIES S (SOCIAL AWARENESS SERIES)
February 15, 2003


for the farm and construction equipment manufacturer. The Series' performance was strongly aided by our weighting in Deere, which was nearly four times that of the benchmark.

POSITIVE TIMES COULD RETURN

As we head into 2003, signs that a moderate economic recovery could be ahead are encouraging. We believe that continued economic stimulus could be forthcoming from the Federal Government, and we have realistic hopes for the first positive returns in the equity markets in three years. However, it remains to be seen how the uncertain geopolitical environment will affect investor confidence.

Mark's proven philosophy of seeking out companies with a sustainable competitive advantage in terms of management, resources and opportunities will dictate the direction of the Series. We believe that this philosophy will allow us to pick stocks that will provide positive returns over a long period of time, regardless of the market environment.

Sincerely,

Cindy Shields
Head of Equity Asset Management

                          AVERAGE ANNUAL TOTAL RETURN
                           AS OF DECEMBER 31, 2002(1)

             1 Year     5 Year     10 Years
            --------   --------   ----------
Series S      (21.93)%    (1.86)%       6.19%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

    The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


                                  SERIES S VS.
                             DOMINI SOCIAL 400 INDEX

                                    [CHART]

                         12/92     12/93     12/94     12/95     12/96     12/97     12/98     12/99     12/00     12/01     12/02
                        -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
SBL Fund Series S        10,000    11,185    10,764    13,750    16,338    20,039    26,338    30,865    26,884    23,362    18,239

Domini Social 400 Index  10,000    10,852    10,871    15,026    18,588    25,699    34,577    43,051    36,895    32,439    25,921

                             $10,000 Since Inception

The chart above assumes a hypothetical $10,000 investment in Series S (Social Awareness Series) on December 31, 1992 and reflects the fees and expenses of Series S. On December 31, 2002 the value of the investment (assuming reinvestment of all dividends and distributions) would have grown to $18,240. By comparison, the same $10,000 investment would have grown to $25,921 based on the Domini Social 400 Index.

--------------------------------------------------------------------------------
                                       93

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002


SERIES S (SOCIAL AWARENESS)


                                                          NUMBER        MARKET
COMMON STOCKS                                           OF SHARES       VALUE
-------------                                          ------------  -----------
ADVERTISING - 1.2%
Omnicom Group, Inc. ..............................         20,900     $1,350,140

AIR FREIGHT & COURIERS- 0.4%
FedEx Corporation ................................          8,000        433,760

AIRLINES - 1.3%
Southwest Airlines Company .......................         88,550      1,230,845

BANKS - 7.9%
Bank of America Corporation ......................         36,800      2,560,176
Bank of New York Company, Inc. ...................         29,400        704,424
Bank One Corporation .............................         34,300      1,253,665
Fifth Third Bancorp ..............................         15,200        889,960
Mellon Financial Corporation .....................         26,500        691,915
Wells Fargo & Company ............................         53,400      2,502,858
                                                                      ----------
                                                                       8,602,998
BIOTECHNOLOGY - 1.7%
Amgen, Inc.* .....................................         37,600      1,817,584

BROADCASTING & CABLE TV - 2.0%
Clear Channel Communications,
  Inc.* ..........................................         14,758        550,326
Comcast Corporation* .............................         28,407        669,553
Comcast Corporation (Cl. A -
  Special)* ......................................         41,200        930,708
                                                                      ----------
                                                                       2,150,587

COMPUTER HARDWARE - 1.9%
Dell Computer Corporation* .......................         78,300      2,093,742

COMPUTER STORAGE & PERIPHERALS - 0.4%
EMC Corporation* .................................         76,200        467,868

CONSTRUCTION & FARM MACHINERY - 0.8%
Deere & Company ..................................         19,800        907,830

CONSUMER FINANCE - 1.4%
Capital One Financial Corporation ................          7,700        228,844
MBNA Corporation .................................         66,950      1,273,389
                                                                      ----------
                                                                       1,502,233
DATA PROCESSING SERVICES - 1.1%
Paychex, Inc. ....................................         42,650      1,189,935

DEPARTMENT STORES - 1.1%
Kohl's Corporation* ..............................         21,900      1,225,305

DIVERSIFIED FINANCIAL SERVICES - 5.8%
American Express Company .........................         43,200      1,527,120
Fannie Mae .......................................         23,500      1,511,755
Goldman Sachs Group, Inc. ........................         11,000        749,100
J.P. Morgan Chase & Company ......................         70,700      1,696,800
Merrill Lynch & Company, Inc. ....................         22,400        850,080
                                                                      ----------
                                                                       6,334,855


                                                          NUMBER        MARKET
COMMON STOCKS (CONTINUED)                               OF SHARES       VALUE
-------------------------                              ------------  -----------
DRUG RETAIL - 1.6%
CVS Corporation ..................................         32,800     $  819,016
Walgreen Company .................................         31,000        904,890
                                                                      ----------
                                                                       1,723,906
ELECTRICAL COMPONENTS & EQUIPMENT - 1.2%
Molex, Inc. ......................................         56,700      1,306,368

FOOD RETAIL - 1.0%
Kroger Company* ..................................         69,000      1,066,050

GENERAL MERCHANDISE STORES - 2.2%
Target Corporation ...............................         78,400      2,352,000

HEALTH CARE DISTRIBUTORS & SERVICES - 1.5%
Cardinal Health, Inc. ............................         27,050      1,601,090

HEALTH CARE EQUIPMENT - 2.4%
Medtronic, Inc. ..................................         58,100      2,649,360

HOME IMPROVEMENT RETAIL - 2.3%
Home Depot, Inc. .................................         74,200      1,777,832
Lowe's Companies, Inc. ...........................         19,500        731,250
                                                                      ----------
                                                                       2,509,082
HOUSEHOLD PRODUCTS - 5.5%
Colgate-Palmolive Company ........................         32,800      1,719,704
Kimberly-Clark Corporation .......................         23,200      1,101,304
Procter & Gamble Company .........................         36,400      3,128,216
                                                                      ----------
                                                                       5,949,224
INDUSTRIAL CONGLOMERATES - 1.4%
3M Company .......................................         11,900      1,467,270

INDUSTRIAL GASES - 1.2%
Praxair, Inc. ....................................         23,100      1,334,487

INDUSTRIAL MACHINERY - 1.0%
Illinois Tool Works, Inc. ........................         17,400      1,128,564

INSURANCE BROKERS - 1.4%
Marsh & McLennan Companies,
  Inc. ...........................................         33,200      1,534,172

INTEGRATED TELECOMMUNICATION
  SERVICES - 2.8%
AT&T Corporation .................................         17,562        458,544
SBC Communications, Inc. .........................         96,464      2,615,139
                                                                      ----------
                                                                       3,073,683
LIFE & HEALTH INSURANCE - 0.7%
Aflac, Inc. ......................................         26,100        786,132

MOTORCYCLE MANUFACTURERS - 0.8%
Harley-Davidson, Inc. ............................         18,000        831,600

MOVIES & ENTERTAINMENT - 3.4%
AOL Time Warner, Inc.* ...........................         81,000      1,061,100
Viacom, Inc. (Cl. B)* ............................         42,500      1,732,300
Walt Disney Company ..............................         53,300        869,323
                                                                      ----------
                                                                       3,662,723


--------------------------------------------------------------------------------
                                       94 See accompanying notes.

DECEMBER 31, 2002


SERIES S (SOCIAL AWARENESS) (CONTINUED)


                                                            NUMBER        MARKET
COMMON STOCKS (CONTINUED)                                 OF SHARES       VALUE
-------------------------                                ------------  -----------
MULTI-LINE INSURANCE - 4.4%
American International Group,
  Inc. ...........................................          82,699     $ 4,784,137

NETWORKING EQUIPMENT - 3.1%
Cisco Systems, Inc.* .............................         261,500       3,425,650

OIL & GAS EQUIPMENT & SERVICES - 1.2%
BJ Services Company* .............................          39,100       1,263,321

PACKAGED FOODS - 0.6%
General Mills, Inc. ..............................          14,400         676,080

PHARMACEUTICALS - 9.7%
Allergan, Inc. ...................................          18,400       1,060,208
Forest Laboratories, Inc.* .......................           7,900         775,938
Johnson & Johnson ................................          73,564       3,951,122
Merck & Company, Inc. ............................          84,400       4,777,884
                                                                       -----------
                                                                        10,565,152
PROPERTY & CASUALTY INSURANCE - 1.3%
Chubb Corporation ................................          27,200       1,419,840

PUBLISHING & PRINTING - 1.6%
McGraw-Hill Companies, Inc. ......................          14,200         858,248
New York Times Company ...........................          18,900         864,297
                                                                       -----------
                                                                         1,722,545
RESTAURANTS - 0.6%
McDonald's Corporation ...........................          41,400         665,712

SEMICONDUCTOR EQUIPMENT - 0.6%
Applied Materials, Inc.* .........................          53,400         695,802

SEMICONDUCTORS - 3.4%
Analog Devices, Inc.* ............................          25,400         606,298
Intel Corporation ................................         136,700       2,128,419
Texas Instruments, Inc. ..........................          63,400         951,634
                                                                       -----------
                                                                         3,686,351
SOFT DRINKS - 5.2%
Coca-Cola Company ................................          71,300       3,124,366
PepsiCo, Inc. ....................................          60,000       2,533,200
                                                                       -----------
                                                                         5,657,566
SYSTEMS SOFTWARE - 7.4%
Adobe Systems, Inc. ..............................          24,200         602,822
Microsoft Corporation* ...........................         144,100       7,449,970
                                                                       -----------
                                                                         8,052,792
TELECOMMUNICATIONS EQUIPMENT - 0.6%
Qualcomm, Inc.* ..................................          16,900         614,991
                                                                       -----------
  Total common stocks - 97.1% ....................................     105,513,332


U.S. GOVERNMENT                               PRINCIPAL       MARKET
& AGENCIES                                     AMOUNT         VALUE
---------------                              -----------   ------------
Federal Home Loan Bank,
  1.28% - 01-10-03                           $ 1,000,000   $    999,680
Federal Home Loan Mortgage
  Corporation, 1.25% - 01-14-03                1,200,000      1,199,458
Federal National Mortgage
  Association, 1.28% - 01-15-03                1,200,000      1,199,403
                                                           ------------
  Total U.S. government & agencies - 3.1% ..............      3,398,541

REPURCHASE AGREEMENT - 0.2%
United Missouri Bank, 0.87%,
  01-02-03 (Collateralized by
  FNMA, 01-17-03 with a value
  of $209,877).................................. 205,000        205,000
                                                           ------------
  Total investments - 100.4%............................    109,116,873
  Liabilities, less cash & other assets - (0.4%) .......       (459,353)
                                                           ------------
  Total net assets - 100.0% ............................   $108,657,520
                                                           ============

The identified cost of investments owned at December 31, 2002 was the same for federal income tax and financial statement purposes.

* Non-income producing security


--------------------------------------------------------------------------------
                                       95 See accompanying notes.

SERIES J (MID CAP GROWTH SERIES)
February 15, 2003

[SECURITY FUNDS LOGO]

ADVISOR, SECURITY
MANAGEMENT COMPANY, LLC

[JAMES P. SCHIER PHOTO]

   James P. Schier
Senior Portfolio Manager


TO OUR CONTRACTHOLDERS:

Although 2003 looks very promising, 2002 represented the second consecutive down year for the Mid Cap Growth Series, and an unprecedented third consecutive down year for the equity markets in general. The well-worn litany of uncertainties regarding the geo-political environment, corporate governance and near-term earnings uncertainty apparently wore out many market participants. As a result, some sellers overlooked the positive potential from emerging signs of economic stability within the equity markets. The resulting flight to safety and stability was evident in all asset classes during 2002, tending to especially hurt growth oriented funds. The Mid Cap Growth Series was no exception. It posted a decline in value of 29.5%,(1) lagging the benchmark S&P Mid Cap Growth Index, which declined 19.2% for the year.

It has been very difficult for companies to stand out positively in this environment, which is being dominated more forcefully than usual by macroeconomic factors. Safe haven industries such as HMOs, hospitals, consumer staples and regional banks have performed best merely because immediate earnings have little short-term risk of providing significant disappointments.

The Series underweight position in "safe haven" sectors, especially consumer staples, contributed to its underperformance relative to the index. The Series' holdings in the biotechnology sector also hindered performance, as the sector as a whole performed poorly. Additionally, stocks that experienced any sort of operational turbulence did even worse than the sector in general. Titan Pharmaceuticals experienced adverse developments in the clinic for its lead schizophrenia drug and declined 86%. Ligand had less than expected sales growth with its Panretin and Avinza products and declined 72%. Enzon, which is profitable and self-funding, declined 72% on the prospects of Roche bringing to market a comparable but competing drug to the Hepatitis C market.

In the education industry, our holdings in Edison Schools, Inc. hurt portfolio performance by declining more than 90%. And Shaw Group, a very successful engineering and construction company with a focus on power plants, declined 30% in the past year merely from guilt-by-association with the troubled independent power producer sector. The negative impact of this decline was more notable to the Series since this was one of the Series' top 10 holdings through much of 2002.

On the positive side, the Mid Cap Growth Series held a large position in several energy related names. The Series' weighting in this sector averaged almost 20%, or a level that was four times that of the benchmark. These energy holdings provided a positive return of 3.5% for the year. In addition, performance in the technology sector was encouraging, as the Series' losses suffered in this sector (32%) compared favorably to the benchmark index's loss (38%).

Looking forward, it is our opinion that low bond yields may provide the most immediate cure to the equity malaise. Not only do low yields provide corporation with a low hurdle rate for returns on new investments, they also serve to provide a theoretical valuation prop to equities, as future earnings streams are valued at higher levels.

Opportunities for small- to mid-sized growth companies to generate better returns very much remain intact as such companies tend to perform best when equity markets recover. And in these sluggish times, companies that stand out with much better than average growth can be more readily found.


--------------------------------------------------------------------------------
                                       96

SERIES J (MID CAP GROWTH SERIES)
February 15, 2003


Once again we thank you for the confidence you have expressed by entrusting us with your assets. We look forward to the beginning of a steady market recovery in 2003 and the potential for growth in the Mid-Cap Value Series.

Sincerely,

Jim Schier
Senior Portfolio Manager


                          AVERAGE ANNUAL TOTAL RETURN
                           AS OF DECEMBER 31, 2002(1)

                                                   Since
                                                 Inception
                          1 Year     5 Years     (10-1-92)
                         --------   ---------    ---------
Series J                   (29.48)%      5.99%        9.33%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

    The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.



                         SERIES J VS. S&P MIDCAP GROWTH

                                    [CHART]

                         12/92     12/93     12/94     12/95     12/96     12/97     12/98     12/99     12/00     12/01     12/02
                        -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
SBL Fund Series J        10,000    11,364    10,784    12,886    15,211    18,246    21,521    34,834    40,671    34,615    24,409

S&P Midcap Growth        10,000    11,367    10,573    13,459    15,937    20,762    27,999    35,663    38,929    35,826    28,960

                             $10,000 Since Inception

The chart above assumes a hypothetical $10,000 investment in Series J (Mid Cap Growth Series) on December 31, 1992 and reflects the fees and expenses of Series
J. On December 31, 2002 the value of the investment (assuming reinvestment of all dividends and distributions) would have grown to $24,410. By comparison, the same $10,000 investment would have grown to $28,960 based on the S&P MidCap Growth Index.


--------------------------------------------------------------------------------
                                       97

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002


SERIES J (MID CAP GROWTH)


                                                            NUMBER        MARKET
COMMON STOCKS                                             OF SHARES       VALUE
-------------                                            ------------  -----------
ADVERTISING - 1.3%
TMP Worldwide, Inc.* .............................         325,600     $ 3,682,536

AEROSPACE & DEFENSE - 0.3%
Integrated Defense Technologies,
  Inc.* ..........................................          54,000         783,000

APPAREL RETAIL - 0.8%
Anntaylor Stores Corporation* ....................         122,750       2,506,555

APPLICATION SOFTWARE - 7.8%
Epiq Systems, Inc.* ..............................         300,000       4,596,000
Hyperion Solutions Corporation* ..................         573,500      14,721,745
InteliData Technologies
  Corporation(2)* ................................         800,000         720,000
MSC.Software Corporation* ........................          68,000         524,960
Tibco Software, Inc.* ............................         385,900       2,384,862
                                                                       -----------
                                                                        22,947,567
BANKS - 1.9%
Boston Private Financial Holdings,
  Inc. ...........................................          75,000       1,489,500
Northern Trust Corporation .......................         120,000       4,206,000
                                                                       -----------
                                                                         5,695,500
BIOTECHNOLOGY - 5.4%
Alexion Pharmaceuticals, Inc.* ...................         188,200       2,657,384
Cell Genesys, Inc.* ..............................         126,000       1,405,026
Enzon Pharmaceuticals, Inc.* .....................         289,600       4,842,112
Genvec, Inc.* ....................................         674,000       2,143,320
Novavax, Inc.* ...................................         305,300         793,780
Sciclone Pharmaceuticals, Inc.* ..................         814,479       2,590,043
Titan Pharmaceuticals, Inc.* .....................         909,400       1,300,442
                                                                       -----------
                                                                        15,732,107
BROADCASTING & CABLE TV - 2.9%
Cinar Corporation (Cl. B)* .......................         995,400       2,040,570
Salem Communications
  Corporation* ...................................         260,700       6,509,679
                                                                       -----------
                                                                         8,550,249
COMPUTER STORAGE &
  PERIPHERALS - 0.6%
Maxtor Corporation* ..............................         370,500       1,874,730

CONSTRUCTION & ENGINEERING - 3.2%
Shaw Group, Inc.* ................................         571,300       9,397,885

DATA PROCESSING SERVICES - 1.2%
DST Systems, Inc.* ...............................          96,000       3,412,800

DIVERSIFIED COMMERCIAL
  SERVICES - 0.8%
Devry, Inc.* .....................................         150,000       2,491,500

DIVERSIFIED FINANCIAL SERVICES - 0.2%
Euronet Worldwide, Inc.* .........................          64,000         480,640

                                                            NUMBER        MARKET
COMMON STOCKS (CONTINUED)                                 OF SHARES       VALUE
-------------------------                                ------------  -----------
ELECTRICAL COMPONENTS &
  EQUIPMENT - 2.8%
Energy Conversion Devices, Inc.* .................         232,000     $ 2,273,832
Fuelcell Energy, Inc.* ...........................          21,200         138,902
Power-One, Inc.* .................................         570,000       3,231,900
Wilson Greatbatch Technologies,
  Inc.* ..........................................          92,800       2,709,760
                                                                       -----------
                                                                         8,354,394
ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.9%
Identix, Inc.* ...................................         366,000       1,884,900
Maxwell Technologies, Inc.* ......................         619,100       3,745,555
                                                                       -----------
                                                                         5,630,455
HEALTH CARE DISTRIBUTORS & SERVICES - 4.2%
Hooper Holmes, Inc. ..............................       1,231,700       7,562,638
Ndchealth Corporation ............................         234,900       4,674,510
                                                                       -----------
                                                                        12,237,148
HEALTH CARE EQUIPMENT - 0.7%
Bioject Medical Technologies,
  Inc.* ..........................................         116,300         226,785
Closure Medical Corporation* .....................         168,000       1,760,640
                                                                       -----------
                                                                         1,987,425
HEALTH CARE FACILITIES - 1.2%
Amsurg Corporation* ..............................          92,500       1,889,775
U.S. Physical Therapy, Inc.* .....................         154,100       1,718,215
                                                                       -----------
                                                                         3,607,990
HEALTH CARE SUPPLIES - 0.2%
Interpore International, Inc.* ...................          92,700         593,280

INDUSTRIAL MACHINERY - 2.9%
Flowserve Corporation* ...........................         200,000       2,958,000
Ingersoll-Rand Company ...........................          74,500       3,207,970
SPX Corporation* .................................          34,400       1,288,280
Tennant Company ..................................          35,500       1,157,300
                                                                       -----------
                                                                         8,611,550
INTEGRATED TELECOMMUNICATION
  SERVICE - 0.6%
Intrado, Inc.* ...................................         170,700       1,694,880

INTERNET SOFTWARE & SERVICES - 1.2%
@Road, Inc.* .....................................         850,000       3,510,500

IT CONSULTING & SERVICES - 8.4%
Acxiom Corporation(1)* ...........................         999,600      15,373,848
Computer Sciences Corporation* ...................         157,800       5,436,210
Keane, Inc.(1)* ..................................         430,400       3,869,296
                                                                       -----------
                                                                        24,679,354
LEISURE PRODUCTS - 4.6%
Mattel, Inc. .....................................         700,000      13,405,000

LIFE & HEALTH INSURANCE - 3.3%
Aflac, Inc.(1) ...................................         320,000       9,638,400

MULTI-UTILITIES - 0.3%
Williams Companies, Inc. .........................         270,000         729,000

--------------------------------------------------------------------------------
                                       98 See accompanying notes.

DECEMBER 31, 2002


SERIES J (MID CAP GROWTH) (CONTINUED)

                                                            NUMBER        MARKET
COMMON STOCKS (CONTINUED)                                 OF SHARES       VALUE
-------------------------                                ------------  -----------
NETWORKING EQUIPMENT - 3.1%
Adaptec, Inc.* ...................................       1,020,000     $ 5,763,000
Corvis Corporation* ..............................         750,000         532,500
Packeteer, Inc.* .................................         390,000       2,675,400
                                                                       -----------
                                                                         8,970,900
OIL & GAS DRILLING - 6.0%
Ensco International, Inc. ........................         321,400       9,465,230
Pride International, Inc.* .......................         539,700       8,041,530
                                                                       -----------
                                                                        17,506,760
OIL & GAS EQUIPMENT & SERVICES - 3.9%
Cooper Cameron Corporation* ......................         139,400       6,944,908
Tidewater, Inc. ..................................         146,000       4,540,600
                                                                       -----------
                                                                        11,485,508
OIL & GAS EXPLORATION & PRODUCTION - 4.3%
Apache Corporation(1) ............................          28,000       1,595,720
Evergreen Resources, Inc.* .......................         190,500       8,543,925
Ocean Energy, Inc. ...............................         130,000       2,596,100
                                                                       -----------
                                                                        12,735,745
PACKAGED FOODS - 0.3%
Monterey Pasta Company* ..........................         231,000         866,250

PHARMACEUTICALS - 3.3%
Esperion Therapeutics, Inc.* .....................         484,000       3,460,600
Guilford Pharmaceuticals, Inc.* ..................         409,000       1,627,820
Ligand Pharmaceuticals, Inc.
  (Cl. B)* .......................................         863,500       4,636,995
                                                                       -----------
                                                                         9,725,415
PROPERTY & CASUALTY INSURANCE - 0.0%
Proassurance Corporation* ........................             700          14,700

PUBLISHING & PRINTING - 2.6%
E.W. Scripps Company .............................         100,000       7,695,000

SEMICONDUCTORS - 5.9%
Advanced Power Technology,
  Inc.* ..........................................          88,400         287,212
Hi/fn, Inc.* .....................................         158,200         914,396
Ixys Corporation* ................................         596,400       4,210,584
LSI Logic Corporation* ...........................         250,000       1,442,500
Microsemi Corporation* ...........................          40,650         247,559
Microtune, Inc.* .................................         599,000       1,874,870
Monolithic System Technology,
  Inc.* ..........................................         350,400       4,232,832
Power Integrations, Inc.* ........................         240,000       4,080,000
                                                                       -----------
                                                                        17,289,953
SPECIALTY CHEMICALS - 0.4%
Rentech, Inc.* ...................................       2,601,000       1,066,410

SPECIALTY STORES - 0.5%
Copart, Inc.* ....................................         130,000       1,539,200

                                                        PRINCIPAL
                                                        AMOUNT OR
                                                          NUMBER            MARKET
COMMON STOCKS (CONTINUED)                               OF SHARES            VALUE
-------------------------                              ------------      ------------
SYSTEMS SOFTWARE - 2.8%
Precis, Inc.* ....................................           195,000      $   1,076,595
Symantec Corporation* ............................           168,000          6,795,600
Wind River Systems, Inc.* ........................            96,100            394,010
                                                                          -------------
                                                                              8,266,205
TELECOMMUNICATIONS EQUIPMENT - 6.6%
Adtran, Inc.* ....................................           190,000          6,251,000
Arris Group, Inc.* ...............................         1,000,000          3,570,000
Ciena Corporation* ...............................           635,000          3,263,900
EFJ, Inc.* .......................................           546,099            682,624
Harris Corporation ...............................           125,000          3,287,500
Symmetricom, Inc.* ...............................           104,400            440,568
Terayon Communication Systems,
  Inc.* ..........................................           901,000          1,847,050
                                                                          -------------
                                                                             19,342,642
TRADING COMPANIES & DISTRIBUTORS - 1.7%
MSC Industrial Direct Company,
  Inc.* ..........................................           280,000          4,970,000
                                                                          -------------
  Total common stocks - 100.1% .....................................        293,709,133

WARRANTS - 0.0%
InteliData Technologies Warrant* .................           400,000             34,428

REPURCHASE AGREEMENT - 0.3%
United Missouri Bank, 0.87%,
  01-02-03 (Collateralized by
  FNMA, 01-17-03 with a value
  of $714,581) ...................................     $     700,000            700,000
                                                                          -------------
  Total investments - 100.4% .......................................        294,443,561
  Liabilities, less cash & other assets - (0.4)% ...................         (1,066,051)
                                                                          -------------
  Total net assets - 100.0% ........................................      $ 293,377,510
                                                                          =============

For federal income tax purposes the identified cost of investments owned at December 31, 2002 was $360,915,884.

*Non-income producing security

(1) Security underlying outstanding written option contracts.

(2) PIPES-Private Investment in Public Equity - is the term used for stock issued by a company in the secondary market as a means of raising capital more quickly and less expensively than through registration in a secondary public offering.


--------------------------------------------------------------------------------
                                       99 See accompanying notes.

SERIES G (LARGE CAP GROWTH SERIES)
February 15, 2003


 [SECURITY FUNDS LOGO]

   ADVISOR, SECURITY
MANAGEMENT COMPANY, LLC

[CINDY L. SHIELDS PHOTO]

  Cindy L. Shields
 Portfolio Manager


TO OUR CONTRACTHOLDERS:

Recently I was promoted to Head of Equity Asset Management of Security Management Company, LLC. In my new position, I will manage the business development of our equity team, as well as oversee equity trading and manage the equity research and support staff. I have enjoyed managing the Large Cap Growth Series since its inception in 2000. While I no longer will handle the day-to-day operations of the portfolio, I leave the Series in capable hands.

INTRODUCING MARK MITCHELL, CFA

I would like to welcome Mark Mitchell, CFA, to the Security Funds investment team. Mark took over the management of the Large Cap Growth Series in September of 2002. He has over 15 years of experience in finance and investments, and comes to us from GE Asset Management, where he served as a portfolio manager and equity analyst. I have great confidence in Mark's abilities, and I look forward to watching the Series advance under his leadership.

SERIES PERFORMANCE

2002 marked the third consecutive year of negative returns in the equity markets. The Large Cap Growth Series was down 27.1% for the 12 months ending December 31, 2002.(1) The benchmark Russell 1000 Growth Index was down 27.9% over the same period.

INFORMATION TECHNOLOGY LEADS NEGATIVE CHARGE

Information technology was the hardest-hit sector for the year, losing 39% for both the Series and the benchmark. The Series was slightly overweight in this area relative to the benchmark, which negatively affected the Series' overall performance. The Series' overweight position in Dell Computer Corporation actually aided performance for the Series, as the stock was down only 1.6%.

We held a significantly underweight position relative to the benchmark in the telecommunications sector. Nonetheless, the Series holdings of the telecommunications company Sprint PCS negatively affected performance as that company was down 92% for the year.

The Series was also negatively affected by the industrials sector. We had increased our holdings in this area with the belief that economic recovery would materialize sooner. However, the sector as a whole was negatively affected by damaged consumer confidence as a result of negative events surrounding several conglomerate companies.

HEALTHCARE, CONSUMER STAPLES AND ENERGY RELATIVELY STRONG

The Series' healthcare holdings were down about 19% for the year, compared to a -22% return for the benchmark. The Series was overweight in this area, which was a boost to overall performance. Forest Labs, Inc. advanced 20% for the Series on strong demand for its specialty pharmaceutical products. The Series also held a significant overweight position in Merck and Co., which ultimately aided the Series' performance, as the stock was down only 1% on the year.

Consumer staples remained relatively strong for the Series, as this area tends to remain steady in a down market. One holding in particular, Procter & Gamble, saw an increase of over 11% for the year, as their restructuring efforts are beginning to show a positive effect. And in the energy sector, BJ Services, Inc. saw positive returns, as higher oil prices benefited their oilfield services business.


--------------------------------------------------------------------------------
                                      100

SERIES G (LARGE CAP GROWTH SERIES)
February 15, 2003

POSITIVE TIMES COULD RETURN

As we head into 2003, signs that a moderate economic recovery could be ahead are encouraging. We believe that continued economic stimulus could be forthcoming from the Federal Government, and we have realistic hopes for the first positive returns in the equity markets in three years. However, it remains to be seen how the uncertain geopolitical environment will affect investor confidence.

Mark's proven philosophy of seeking out companies with a sustainable competitive advantage in terms of management, resources and opportunities will dictate the direction of the Series. We believe that this philosophy will allow us to pick stocks that will provide positive returns over a long period of time, regardless of the market environment.

Sincerely,

Cindy Shields
Head of Equity Asset Management


                           AVERAGE ANNUAL TOTAL RETURN
                           AS OF DECEMBER 31, 2002(1)

                            SINCE INCEPTION
               1 YEAR           (5-1-00)
               ------       ---------------
Series G       (27.11)%         (23.32)%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

    The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                  Series G vs.
                           S&P Barra Growth Index and
                            Russell 1000 Growth Index

                                    [CHART]

                              05/00     12/00     12/01     12/02
                             -------   -------   -------   -------
SBL Fund Series G             10,000     7,980     6,750     4,920
S&P Barra Growth Index        10,000     7,874     6,872     5,251
Russell 1000 Growth Index     10,000     7,603     6,051     4,363

                            $10,000 Since Inception

         The chart above assumes a hypothetical $10,000 investment in Series G (Large Cap Growth Series) on May 1, 2000 and reflects the fees and expenses of Series G. On December 31, 2002 the value of the investment (assuming reinvestment of all dividends and distributions) would have declined to $5,251. By comparison, the same $10,000 investment would have been $5,242 based on the S&P Barra Growth Index's performance, and $4,363 based on the Russell 1000 Growth Index's performance.


--------------------------------------------------------------------------------
                                      101

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002


SERIES G (LARGE CAP GROWTH)


                                                            NUMBER      MARKET
COMMON STOCKS                                             OF SHARES     VALUE
-------------                                            -----------  ----------
ADVERTISING - 0.8%
Omnicom Group, Inc. ..............................          3,800     $  245,480

AEROSPACE & DEFENSE - 2.1%
United Technologies Corporation ..................          9,900        613,206

BANKS - 0.9%
Bank of New York Company, Inc. ...................          3,700         88,652
Bank One Corporation .............................          4,500        164,475
                                                                      ----------
                                                                         253,127
BIOTECHNOLOGY - 2.1%
Amgen, Inc.* .....................................         12,600        609,084

BREWERS - 0.9%
Anheuser-Busch Companies, Inc. ...................          5,600        271,040

BROADCASTING & CABLE TV - 1.4%
Clear Channel Communications, Inc.* ..............          5,476        204,200
Comcast Corporation* .............................          9,600        216,864
                                                                      ----------
                                                                         421,064
COMPUTER HARDWARE - 3.5%
Dell Computer Corporation* .......................         21,400        572,236
International Business Machines
  Corporation ....................................          5,700        441,750
                                                                      ----------
                                                                       1,013,986
COMPUTER STORAGE & PERIPHERALS - 0.3%
EMC Corporation* .................................         12,600         77,364

CONSUMER FINANCE - 0.5%
Capital One Financial Corporation ................          4,800        142,656

DATA PROCESSING SERVICES - 2.7%
Concord EFS, Inc.* ...............................         13,300        209,342
First Data Corporation ...........................         15,200        538,232
Paychex, Inc. ....................................          1,850         51,615
                                                                      ----------
                                                                         799,189
DEPARTMENT STORES - 0.9%
Kohl's Corporation* ..............................          4,900        274,155

DIVERSIFIED FINANCIAL SERVICES - 3.6%
Citigroup, Inc. ..................................         11,800        415,242
Fannie Mae .......................................          4,900        315,217
Goldman Sachs Group, Inc. ........................          4,500        306,450
                                                                      ----------
                                                                       1,036,909
DRUG RETAIL - 1.6%
CVS Corporation ..................................          6,300        157,311
Walgreen Company .................................         10,100        294,819
                                                                      ----------
                                                                         452,130
ELECTRONIC EQUIPMENT & Instruments - 1.0%
Molex, Inc. ......................................         12,700        292,608

FOOD RETAIL - 0.9%
Kroger Company* ..................................         16,500        254,925



                                                            NUMBER      MARKET
COMMON STOCKS (CONTINUED)                                 OF SHARES     VALUE
-------------------------                                -----------  ----------
GENERAL MERCHANDISE STORES - 5.9%
Target Corporation ...............................         25,100     $  753,000
Wal-Mart Stores, Inc. ............................         19,200        969,792
                                                                      ----------
                                                                       1,722,792
HEALTH CARE DISTRIBUTORS & SERVICES - 2.7%
Cardinal Health, Inc. ............................         13,300        787,227

HEALTH CARE EQUIPMENT - 2.5%
Baxter International, Inc. .......................          5,000        140,000
Medtronic, Inc. ..................................         13,000        592,800
                                                                      ----------
                                                                         732,800
HOME IMPROVEMENT RETAIL - 2.1%
Home Depot, Inc. .................................         25,400        608,584

HOTELS - 0.7%
Carnival Corporation .............................          8,600        214,570

HOUSEHOLD PRODUCTS - 2.0%
Colgate-Palmolive Company ........................          3,900        204,477
Kimberly-Clark Corporation .......................          4,100        194,627
Procter & Gamble Company .........................          2,100        180,474
                                                                      ----------
                                                                         579,578
INDUSTRIAL CONGLOMERATES - 7.5%
3M Company .......................................          2,600        320,580
General Electric Company .........................         76,700      1,867,645
                                                                      ----------
                                                                       2,188,225
INSURANCE BROKERS - 1.8%
Marsh & McLennan Companies, Inc. .................         11,200        517,552

INTEGRATED TELECOMMUNICATION  SERVICES - 0.2%
SBC Communications, Inc. .........................          2,000         54,220

LIFE & HEALTH INSURANCE - 0.8%
Aflac, Inc. ......................................          7,300        219,876

MOTORCYCLE MANUFACTURERS - 0.7%
Harley-Davidson, Inc. ............................          4,600        212,520

MOVIES & ENTERTAINMENT - 2.3%
AOL Time Warner, Inc.* ...........................         12,900        168,990
Viacom, Inc. (Cl. B)* ............................         12,100        493,196
                                                                      ----------
                                                                         662,186
MULTI-LINE INSURANCE - 2.5%
American International Group, Inc. ...............         12,400        717,340

NETWORKING EQUIPMENT - 3.5%
Cicso Systems, Inc.* .............................         78,900      1,033,590

OIL & GAS EQUIPMENT & SERVICES - 0.3%
BJ Services Company* .............................          2,500         80,775

PERSONAL PRODUCTS - 0.9%
Avon Products, Inc. ..............................          4,800        258,576



--------------------------------------------------------------------------------
                                      102 See accompanying notes.

DECEMBER 31, 2002


SERIES G (LARGE CAP GROWTH) (CONTINUED)

                                                         PRINCIPAL
                                                         AMOUNT OR
                                                           NUMBER            MARKET
COMMON STOCKS (CONTINUED)                                OF SHARES            VALUE
-------------------------                               ------------      ------------
PHARMACEUTICALS - 22.1%
Abbott Laboratories ................................          14,100      $    564,000
Allergan, Inc. .....................................           2,100           121,002
Bristol-Myers Squibb Company .......................          13,100           303,265
Eli Lilly & Company ................................          10,700           679,450
Forest Laboratories, Inc.* .........................           3,500           343,770
Johnson & Johnson ..................................          17,344           931,546
Merck & Company, Inc. ..............................          14,700           832,167
Pfizer, Inc. .......................................          59,750         1,826,558
Pharmacia Corporation ..............................           7,200           300,960
Wyeth ..............................................          14,500           542,300
                                                                          ------------
                                                                             6,445,018
SEMICONDUCTOR EQUIPMENT - 0.6%
Applied Materials, Inc.* ...........................           9,400           122,482
Novellus Systems, Inc.* ............................           1,900            53,352
                                                                          ------------
                                                                               175,834
SEMICONDUCTORS - 4.1%
Analog Devices, Inc.* ..............................          10,200           243,474
Intel Corporation ..................................          34,900           543,393
Maxim Intergrated Products, Inc. ...................           2,100            69,384
Texas Instruments, Inc. ............................          22,900           343,729
                                                                          ------------
                                                                             1,199,980
SOFT DRINKS - 4.0%
Coca-Cola Company ..................................          11,700           512,694
PepsiCo, Inc. ......................................          15,100           637,522
                                                                          ------------
                                                                             1,150,216
SYSTEMS SOFTWARE - 7.8%
Adobe Systems, Inc. ................................           1,700            42,347
Microsoft Corporation* .............................          32,200         1,664,740
Oracle Corporation* ................................          46,200           498,960
Veritas Software Corporation* ......................           4,000            62,480
                                                                          ------------
                                                                             2,268,527
TELECOMMUNICATIONS EQUIPMENT - 0.6%
Qualcomm, Inc.* ....................................           4,700           171,033
                                                                          ------------
   Total common stocks - 98.8% .....................                        28,757,942

MONEY MARKET MUTUAL FUND - 1.5%
-------------------------------

State Street Navigator Securities
  Lending Prime Portfolio(1) .......................    $    448,262           448,262

REPURCHASE AGREEMENT - 1.4%
---------------------------

State Street, 0.25%, 01-02-03
  (Collateralized by FHLMC, 3.285%,
  09-06-05 with a value of
  $399,938) ........................................    $    390,875           390,875
                                                                          ------------
  Total investments - 101.7% .......................                        29,597,079
  Liabilities, less cash & other assets - (1.7%) ...                          (497,904)
                                                                          ------------
  Total net assets - 100.0% ........................                      $ 29,099,175
                                                                          ============

----------
For federal income tax purposes the identified cost of investments owned at December 31, 2002 was $38,271,668.

* Non-income producing security

(1) Securities purchased with cash proceeds from securities loans.

--------------------------------------------------------------------------------
                                      103 See accompanying notes.

SERIES T (TECHNOLOGY SERIES)
February 15, 2003

[WELLINGTON MANAGEMENT LOGO]

        SUBADVISOR,
   WELLINGTON MANAGEMENT


TO OUR CONTRACTHOLDERS:

The Technology Series was down 37.63% for the 12-month period ending December 31, 2002, outperforming the benchmark Goldman Sachs Technology Index, which declined 40.27% over the same period.(1)

TOUGH TIMES FOR TECHNOLOGY

The losses experienced by the broader capital markets have been amplified in the technology sector, despite a strong rebound in the fourth quarter. The factors contributing to this malaise in the technology sector are numerous. There are however, three key contributing factors: the dramatic slowdown in information technology related spending by companies; escalating threat of military conflict in Iraq and North Korea; and the overall volatile investment climate.

FUND PERFORMANCE

Though we recognize that positive relative performance offers little solace in times of such weak absolute performance, the Series performed slightly better than the benchmark. The Series benefited from our stock selection within computer storage and peripherals due to improving fundamentals in the disk drive industry, the growing use of disk drives in consumer electronics, and improving revenue growth. Our avoidance of stocks in the electronic equipment sub-sector, which has been experiencing pricing pressure, also contributed to benchmark relative performance.

On the negative side, we missed a few top performers within the telecommunications equipment, networking equipment, and Internet software and services sub-sectors. Contributors to the Series' relative positive performance were Dell Computer, Lexmark International, and First Data. Detractors from performance for the twelve-month period included Sabre Holdings, AOL Time Warner and IBM. In recent months, we have increased our weight in the software sub-sector and reduced the weight in the computer services sub-sector. To date, much of the positive relative performance has been largely attributable to the computer services sub-sector that had maintained its strength through the slowdown.

OUTLOOK

We expect the PC industry to experience normal seasonality with moderate acceleration in unit growth in 2003. The outlook for corporate PC upgrades looks favourable based on the age of the installed base and migration to new operating systems, particularly if corporate profits improve. Further, we expect an upturn in unit growth for the handset industry this year, however the trend in wireless infrastructure spending is still down for 2003. The telecom equipment sector looks more appealing; as expectations are set low enough that it is likely these companies will beat their earnings estimates. We do not expect to see a meaningful capital recovery in capital expenditure until 2004. Long term, we continue to believe that technology will continue to provide good investment opportunities.

Sincerely,

The Global Technology Portfolio Management Team
Wellington Management Company, LLP


--------------------------------------------------------------------------------

SERIES T (TECHNOLOGY SERIES)
FEBRUARY 15, 2003

                          Average Annual Total Return
                           as of December 31, 2002(1)

                                Since Inception
                   1 Year           (5-1-00)
                   ------       ---------------
Series T           (37.63)%        (37.09)%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

    The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


                          SERIES T VS. S&P 500 INDEX &
                         GOLDMAN SACHS TECHNOLOGY INDEX

                                    [CHART]

                              05/00     12/00     12/01     12/02
                             -------   -------   -------   -------
SBL Fund Series T             10,000     6,130     4,650     2,900
S&P 500                       10,000     9,161     8,073     6,289
Golman Sachs Technology       10,000     5,875     4,190     2,496

                            $10,000 Since Inception

The chart above assumes a hypothetical $10,000 investment in Series T (Technology Series) on May 1, 2000 and reflects the fees and expenses of Series
T. On December 31, 2002 the value of the investment (assuming reinvestment of all dividends and distributions) would have declined to $2,900. By comparison, the same $10,000 investment would have been $2,496 based on the Goldman Sachs Technology Index and $6,289 based on the S&P 500 Index's performance.


--------------------------------------------------------------------------------
                                      105

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002


SERIES T (TECHNOLOGY)


                                                            NUMBER      MARKET
COMMON STOCKS                                             OF SHARES     VALUE
-------------                                            -----------  ----------
APPLICATION SOFTWARE - 2.8%
Cognos, Inc.* ....................................          6,400     $  150,080
J.D. Edwards & Company* ..........................         22,100        249,288
                                                                      ----------
                                                                         399,368
COMPUTER HARDWARE - 14.8%
Dell Computer Corporation* .......................         25,400        679,196
Hewlett-Packard Company ..........................         41,588        721,968
International Business Machines
  Corporation ....................................          8,500        658,750
Sun Microsystems, Inc.* ..........................         24,000         74,640
                                                                      ----------
                                                                       2,134,554
COMPUTER STORAGE & PERIPHERALS - 8.0%
EMC Corporation* .................................         48,500        297,790
Lexmark International, Inc.* .....................          4,900        296,450
Maxtor Corporation* ..............................        108,652        549,779
                                                                      ----------
                                                                       1,144,019
DATA PROCESSING SERVICES - 10.6%
CheckFree Corporation* ...........................         11,600        185,612
Concord EFS, Inc.* ...............................         15,200        239,248
First Data Corporation ...........................         23,600        835,676
Sabre Holdings Corporation* ......................         14,850        268,933
                                                                      ----------
                                                                       1,529,469
DIVERSIFIED COMMERCIAL SERVICES - 3.0%
Cendant Corporation ..............................         41,800        438,064

INTERNET SOFTWARE & SERVICES - 1.7%
VeriSign, Inc.* ..................................         30,600        245,412

IT CONSULTING & SERVICES - 3.3%
Accenture, Ltd.* .................................         20,700        372,393
Computer Sciences Corporation* ...................          2,900         99,905
                                                                      ----------
                                                                         472,298
MOVIES & ENTERTAINMENT - 4.0%
AOL Time Warner, Inc.* ...........................         44,000        576,400

NETWORKING EQUIPMENT - 10.7%
Brocade Communications
  Systems, Inc.* .................................         32,500        134,550
Cisco Systems, Inc.* .............................         94,400      1,236,640
Emulex Corporation* ..............................          9,200        170,660
                                                                      ----------
                                                                       1,541,850


                                                         PRINCIPAL
                                                         AMOUNT OR
                                                           NUMBER         MARKET
COMMON STOCKS (CONTINUED)                                OF SHARES        VALUE
-------------------------                               ------------   ------------
SEMICONDUCTORS - 11.2%
Agere Systems, Inc.* ..............................        53,700      $     77,328
Agere Systems, Inc. (Cl. B)* ......................        61,200            85,680
Applied Micro Circuits
  Corporation* ....................................        31,500           116,235
Fairchild Semiconductor
  International, Inc.* ............................         9,500           101,745
Genesis Microchip, Inc.* ..........................        10,100           131,805
Intel Corporation .................................        36,800           572,976
Intersil Corporation* .............................        11,200           156,128
STMicroelectronics N.V. ...........................        19,272           375,997
                                                                       ------------
                                                                          1,617,894
SYSTEMS SOFTWARE - 15.7%
Microsoft Corporation* ............................        30,500         1,576,850
Oracle Corporation* ...............................        34,400           371,520
Red Hat, Inc.* ....................................        53,900           318,549
                                                                       ------------
                                                                          2,266,919
TELECOMMUNICATIONS EQUIPMENT - 5.1%
Nortel Networks Corporation* ......................       113,400           182,574
Qualcomm, Inc.* ...................................         8,400           305,676
UTStarcom, Inc.* ..................................        12,200           241,926
                                                                       ------------
                                                                            730,176
                                                                       ------------
  Total common stocks - 90.9% .....................                      13,096,423

FOREIGN STOCK
-------------

FINLAND - 4.5%
Nokia Oyj ADR .....................................        41,200           638,600

FRANCE - 1.2%
Alcatel S.A. ADR ..................................        39,700           176,268
                                                                       ------------
  Total foreign stocks - 5.7% .....................                         814,868

MONEY MARKET MUTUAL FUND - 8.0%
-------------------------------

State Street Navigator Securities
  Lending Prime Portfolio(1) ......................  $  1,122,960         1,122,960

REPURCHASE AGREEMENT - 2.6%
---------------------------

State Street, 0.25%, 01-02-03
  (Collateralized by FFCB,
  3.875%, 12-15-04, with a value
  of $385,495) ....................................  $    373,669           373,669
                                                                       ------------
  Total investments - 107.2% ......................                      15,407,920
  Liabilities, less cash & other assets - (7.2%) ..                      (1,003,781)
                                                                       ------------
  Total net assets - 100.0% .......................                    $ 14,404,139
                                                                       ============

For federal income tax purposes the identified cost of investments owned at December 31, 2002 was $18,108,555.

* Non-income producing security

ADR (American Depositary Receipt)

(1) Securities purchased with cash proceeds from securities loans.

--------------------------------------------------------------------------------
                                      106 See accompanying notes.

SERIES I (INTERNATIONAL SERIES)
FEBRUARY 15, 2003

     [FRANKLIN.TEMPLETON
      INVESTMENTS LOGO]

   [JAMES R. SCHMANK PHOTO]


      James R. Schmank
         President



TO OUR CONTRACTHOLDERS:

On September 3, 2002, the Fund's board of directors appointed Templeton Investment Counsel, LLC, a subsidiary of Franklin Templeton Investments, as the new sub advisor for the International Series. Antonio T. Docal, CFA, leads the investment team now managing the Series.

Templeton utilizes a disciplined, long-term approach to value-oriented international investing. They employ a bottom-up stock selection approach, seeking value around the world with a global industry focus and long-term investment horizon. Templeton's international equity strategy seeks to find companies selling at a substantial discount to their determination of fair market value based on earnings and cash flow growth. Their analysts employ fundamental valuation techniques and five-year earnings and cash flow forecasts to identify the most attractive stocks globally.

SERIES PERFORMANCE

The Series' benchmark MSCI EAFE Index was down 15.94% for the 12 months ended December 31, 2002. The International Series was down 20.58% over the same period.(1) Templeton realigned the Series' holdings into their investment strategy shortly after assuming management of the Series in September, 2002.

The consumer staples and utilities sectors were strong in the international markets in 2002. Unfortunately, the Series held underweight positions relative to the benchmark in both of these areas. These positions ultimately had a negative effect on the performance of the Series in comparison to the benchmark, as well as on an absolute basis. In addition, the Series was overweight in the health care sector, which proved to be a detractor as well. The sector as a whole suffered in the international markets, as concerns over patents, top line growth and generic competition sparked negative investor sentiment.

WELCOME TO TEMPLETON

We are very excited to have Templeton join the Security Management investment team. Templeton is a premier global investment management organization, with experience and expertise in international investing not found in many investment firms. We have the utmost confidence in Templeton's abilities, and we look forward to a long and mutually beneficial relationship.

Sincerely,


James R. Schmank, President
The Security Funds

Investing in foreign countries may involve risks, such as nonuniform accounting practices and political instability, not associated with investing exclusively in the U.S.

--------------------------------------------------------------------------------
                                      107

SERIES I (INTERNATIONAL SERIES)
FEBRUARY 15, 2003


                          Average Annual Total Return
                           as of December 31, 2002(1)

                             Since Inception
             1 Year             (5-3-99)
             ------          ---------------
Series I     (20.58)%            (12.18)%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

    The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


                          SERIES I VS. MSCI EAFE INDEX

                                    [CHART]

                              05/99     12/99     12/00     12/01     12/02
                             -------   -------   -------   -------   -------
SBL Fund Series I             10,000    13,000    10,350     7,820    6,211
MSCI EAFE Index               10,000    12,055    10,373     8,173    6,894

                            $10,000 Since Inception


The chart above assumes a hypothetical $10,000 investment in Series I (International Series) on May 3, 1999 and reflects the fees and expenses of Series I. On December 31, 2002 the value of the investment (assuming reinvestment of all dividends and distributions) would have been $6,211. By comparison, the same $10,000 investment would have been $6,894 based on the MSCI EAFE Index's performance.


--------------------------------------------------------------------------------
                                      108

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002


SERIES I (INTERNATIONAL)


                                              NUMBER        MARKET
FOREIGN STOCKS                              OF SHARES       VALUE
--------------                              ---------     ----------
AUSTRALIA - 3.8%
Alumina, Ltd. ........................         34,025     $   93,881
APN News & Media, Ltd. ...............         27,090         46,526
Australia & New Zealand
  Banking Group, Ltd. ................         18,250        178,299
BHP Billiton, Ltd. ...................          9,800         56,012
Iluka Resources, Ltd. ................         31,250         80,946
Mayne Group, Ltd.* ...................         34,275         62,919
WMC Resources, Ltd. ..................         34,025         80,853
                                                          ----------
                                                             599,436
BERMUDA- 2.4%
Ace, Ltd. ............................          6,985        204,940
XL Capital, Ltd. .....................          2,250        173,813
                                                          ----------
                                                             378,753
CANADA - 3.8%
Alcan, Inc. ..........................          3,700        108,508
BCE, Inc. ............................         11,100        200,247
Celestica, Inc.* .....................          6,900         96,306
Husky Energy, Inc. ...................          8,400         87,573
Transcanada Pipelines, Ltd. ..........          8,350        121,159
                                                          ----------
                                                             613,793
FINLAND - 2.4%
M-real Oyj ...........................         11,010         92,431
Stora Enso Oyj .......................         20,140        212,406
UPM-Kymmene Oyj ......................          2,200         70,646
                                                          ----------
                                                             375,483
FRANCE - 8.4%
Alstom ...............................         17,105         85,262
Aventis S.A. .........................          4,659        253,258
Axa ..................................         11,375        152,673
Compagnie Generale des
  Etablissements Michelin ............          5,870        202,417
Pechiney S.A. ........................          4,155        145,807
Suez S.A. ............................          9,674        167,912
Total Fina Elf S.A. ..................          1,683        240,372
Valeo S.A. ...........................          3,040         95,386
                                                          ----------
                                                           1,343,087
GERMANY - 7.7%
BASF AG ..............................          5,230        198,020
Bayer AG .............................          5,799        124,448
Deutsche Post AG .....................         18,000        188,892
E.on AG ..............................          6,620        267,113
Gehe AG ..............................          3,550        138,211
Muenchener Rueckversicherungs-
  Gesellschaft AG ....................            749         89,604
Volkswagen AG ........................          6,140        223,841
                                                          ----------
                                                           1,230,129


                                                          NUMBER        MARKET
FOREIGN STOCKS (CONTINUED)                               OF SHARES      VALUE
--------------------------                               ---------    ----------
HONG KONG - 4.1%
Cheung Kong Holdings, Ltd. .......................         24,581     $  159,967
HSBC Holdings plc ................................         20,610        225,303
Hutchison Whampoa, Ltd. ..........................         30,918        193,475
Swire Pacific. Ltd. ..............................         17,893         68,374
                                                                      ----------
                                                                         647,119
ISRAEL - 1.4%
Check Point Software
  Technologies, Ltd.* ............................          8,025        104,084
Teva Pharmaceutical Industries,
  Ltd. ADR .......................................          3,000        115,830
                                                                      ----------
                                                                         219,914
ITALY - 4.2%
Banca Nazionale del Lavoro SpA ...................         56,490         62,541
Eni SpA ..........................................         22,336        355,107
Riunione Adriatica di Sicurta SpA ................         10,738        130,714
Sanpaolo IMI SpA .................................         18,255        118,772
                                                                      ----------
                                                                         667,134
JAPAN - 8.4%
East Japan Railway Company .......................             47        233,277
Hitachi, Ltd. ....................................         29,250        112,149
Komatsu. Ltd. ....................................         23,250         75,822
NEC Corporation ..................................         26,250         98,214
Nippon Express Company, Ltd. .....................         28,333        111,021
Nippon Telegraph & Telephone
  Corporation ....................................             49        177,964
Nomura Holdings, Inc. ............................         11,000        123,654
Ono Pharmaceutical Company,
  Ltd ............................................          5,571        168,534
Sony Corporation .................................          5,800        242,420
                                                                      ----------
                                                                       1,343,055
KOREA - 5.4%
Kookmin Bank* ....................................          3,584        126,915
Korea Electric Power Corporation
  ADR ............................................         17,175        145,988
KT Corporation ADR ...............................          9,685        208,712
Posco ............................................            860         85,561
Samsung Electronics Company,
  Ltd. ...........................................          1,110        293,866
                                                                      ----------
                                                                         861,042
MEXICO - 1.7%
Cemex S.A. de C.V. ADR ...........................              1             22
Telefonos de Mexico S.A. de C.V. .................          8,690        277,906
                                                                      ----------
                                                                         277,928


--------------------------------------------------------------------------------
                                      109 See accompanying notes.

DECEMBER 31, 2002


SERIES I (INTERNATIONAL) (CONTINUED)


                                                          NUMBER        MARKET
FOREIGN STOCKS (CONTINUED)                               OF SHARES      VALUE
--------------------------                               ---------    ----------
NETHERLANDS - 7.2%
Akzo Nobel N.V. ..................................          3,950     $  125,307
IHC Caland N.V. ..................................          1,575         83,136
ING Groep N.V. ...................................         12,190        206,466
Koninklijke (Royal) Philips
  Electronics N.V. ...............................         12,205        213,892
Unilever N.V. ....................................          5,290        325,030
Wolters Kluwer N.V. ..............................         10,865        189,269
                                                                      ----------
                                                                       1,143,100
NEW ZEALAND - 1.3%
Telecom Corporation of New
  Zealand, Ltd. ..................................         89,315        211,645

NORWAY - 0.9%
Norsk Hydro ASA ..................................          3,150        141,181

SINGAPORE - 1.0%
DBS Group Holdings, Ltd. .........................         24,885        157,818

SPAIN - 6.6%
Banco Popular Espanol S.A. .......................          2,935        120,027
Endesa S.A. ......................................         13,925        162,934
Iberdrola S.A. ...................................         15,460        216,587
Repsol YPF, S.A. ADR .............................         18,815        246,100
Telefonica S.A.* .................................         34,488        308,715
                                                                      ----------
                                                                       1,054,363
SWEDEN - 3.5%
Atlas Copco AB ...................................          5,590        109,063
Holmen AB ........................................          5,000        121,366
Nordea AB ........................................         34,940        156,564
Volvo AB .........................................         10,700        174,377
                                                                      ----------
                                                                         561,370
SWITZERLAND - 6.8%
Clariant AG ......................................          5,700         91,104
Nestle S.A.(1) ...................................          1,913        405,373
Swiss Re .........................................          3,866        253,595
Syngenta AG ......................................          2,915        168,761
UBS AG ...........................................          3,540        172,046
                                                                      ----------
                                                                       1,090,879
UNITED KINGDOM - 13.2%
Amersham plc .....................................         14,300        127,885
BAE Systems plc ..................................         92,895        185,070
BHP Billiton plc .................................         20,813        111,243
British Airways plc* .............................         45,100         97,837
Cable & Wireless plc .............................         79,180         56,725
Chubb plc ........................................         62,195         88,112
Cookson Group plc* ...............................        122,030         39,782
Imperial Chemical Industries plc .................         40,645        150,336
Invensys plc .....................................        113,425         96,780
Kidde plc ........................................        107,670        121,337
Lloyds TSB Group plc .............................         25,445        182,494
Marks & Spencer Group plc ........................         38,810        196,500


                                                         PRINCIPAL
                                                         AMOUNT OR
                                                           NUMBER         MARKET
FOREIGN STOCKS (CONTINUED)                                OF SHARES        VALUE
--------------------------                              ------------   ------------
UNITED KINGDOM (CONTINUED)
Shell Transport & Trading
  Company plc ....................................           37,724      $    248,242
Shire Pharmaceuticals Group
  plc* ...........................................           16,070           102,708
Smiths Group plc .................................           15,260           170,987
WPP Group plc ....................................           18,200           138,297
                                                                         ------------
                                                                            2,114,335
  Total foreign stocks - 94.2% ...................                         15,031,564
                                                                         ------------
MONEY MARKET MUTUAL FUND - 10.2%
--------------------------------

State Street Navigator Securities
  Lending Prime Portfolio(1) .....................     $  1,626,759         1,626,759

U.S. GOVERNMENT & AGENCIES - 7.4%
---------------------------------

Federal Home Loan Bank,
  0.75%, 01-02-03 ................................     $  1,175,000         1,174,975
                                                                         ------------
  Total investments - 111.8% ......................................        17,833,298
  Liabilities, less cash & other assets - (11.8%) .................        (1,880,079)
                                                                         ------------
  Total net assets - 100.0% .......................................      $ 15,953,219
                                                                         ============


--------------------------------------------------------------------------------
                                      110 See accompanying notes.

DECEMBER 31, 2002


SERIES I (INTERNATIONAL) (CONTINUED)


--------------------------------------------------------------------------------

INVESTMENT CONCENTRATION
At December 31, 2002, Series I investment concentration, by
  industry, was as follows:
  Advertising ................................................       0.9%
  Aerospace & Defense ........................................       1.2%
  Airlines ...................................................       0.6%
  Automobiles ................................................       2.5%
  Auto Parts & Supplies ......................................       0.6%
  Banks & Credit .............................................       9.4%
  Chemicals ..................................................       6.4%
  Computer Software ..........................................       0.7%
  Electric Utilities .........................................       3.3%
  Electronics ................................................       7.2%
  Financial Services .........................................       3.8%
  Food Processing ............................................       4.6%
  Health Care ................................................       0.8%
  Industrial Services ........................................       0.2%
  Insurance ..................................................       5.7%
  Machinery ..................................................       0.5%
  Manufacturing ..............................................       5.4%
  Medical ....................................................       0.4%
  Metals & Minerals ..........................................       4.2%
  Miscellaneous ..............................................       0.4%
  Natural Gas ................................................       0.8%
  Oil ........................................................       7.4%
  Paper & Forest Products ....................................       3.1%
  Pharmaceuticals ............................................       4.9%
  Publishing .................................................       1.5%
  Real Estate Development ....................................       1.0%
  Retail .....................................................       1.2%
  Services ...................................................       2.5%
  Steel ......................................................       0.5%
  Telecommunications .........................................       9.0%
  Tire & Rubber ..............................................       1.3%
  Transportation .............................................       2.2%
  Money Market Mutual Fund ...................................      10.2%
  U.S. Government & Agencies .................................       7.4%
  Liabilities, less cash & other assets ......................     (11.8)%
                                                                  ------
                                                                   100.0%
                                                                  ======

For federal income tax purposes the identified cost of investments owned at December 31, 2002 was $19,117,532.

* Non-income producing security

ADR (American Depositary Receipt)

(1) Securities purchased with cash proceeds from securities loans.




--------------------------------------------------------------------------------
                                       111 See accompanying notes.

SERIES X (SMALL CAP GROWTH SERIES)
February 15, 2003

[RS|INVESTMENT LOGO]

[JAMES R. SCHMANK PHOTO]

   James R. Schmank
      President



TO OUR CONTRACTHOLDERS:

On September 3, 2002, SBL the Fund's board of directors appointed RS Investments Management, L.P., as the new sub-advisor for the Small Cap Growth Series. William J. Wolfenden, III leads the investment team now managing the Series.

RS Investments is an investment management boutique focused on equity investments in small to mid-sized companies. They seek to provide capital appreciation from a diversified portfolio of rapidly growing small cap companies with market capitalizations less than $750 million at the time of purchase. Their philosophy calls for a research-driven investment process with an eye toward owning good growth companies early, run by strong management teams and trading at attractive valuations in the market.

SERIES PERFORMANCE

The Series' benchmark Russell 2000 Growth Index was down 30.26% for the year ending December 31, 2002. The Small Cap Growth Series was down 26.54% over the same period.(1)

After assuming management of the Series from Strong Capital Management, RS Investments cautiously liquidated many stock positions and purchased stocks they deemed more attractive in today's market environment. Throughout the month of September, the Series held a large position in cash while determining which new stocks to purchase. This actually benefited the Series' performance, as most small cap holdings declined during the time the Series was not fully invested.

The fourth quarter closed a disappointing year in which we faced a strong market headwind; growth continued to remain out of favor in 2002. The performance spread in small-cap styles as measured by the difference in the Russell 2000 Growth Index and Russell 2000 Value Index in 2002 was 18.83% in favor of value. This led to selling pressure on many growth stocks, particularly smaller, less liquid names under $750 million in market cap. In the end, the Series' stock picking did not provide us enough boost to overcome these headwinds.

In October, the markets embarked on a rally that felt long overdue. The Series came into the fourth quarter with the portfolio fairly broadly diversified. The Series remained modestly overweight in technology. Many of our technology positions produced significant returns in the rally, which positively affected the Series' performance during that time due to the overweight position.

As fast as the rally started in October, it ran out of steam in December. We sense portfolio managers were eager to capture some gains, particularly in technology. And with sharp moves up in stock prices, many of these companies were no longer attractive on valuation alone. Ultimately, much of the headway that was made in October was canceled out in December, and the Series ended the year with nearly the same return as the benchmark.


--------------------------------------------------------------------------------
                                      112

SERIES X (SMALL CAP GROWTH SERIES)
February 15, 2003


WELCOME TO RS INVESTMENTS

In searching for a new sub-advisor for the Small Cap Growth Fund, RS Investments immediately stood out as the frontrunner. Their success and expertise in focusing on the most dynamic, fastest growing companies in the U.S. economy gives us great confidence in the direction they will take the Series. We are proud to welcome RS Investments to the Security Management investment team.

Sincerely,

James R. Schmank, President
The Security Funds


                           AVERAGE ANNUAL TOTAL RETURN
                           AS OF DECEMBER 31, 2002(1)

                                               Since Inception
                       1 Year       5 Years      (10-15-97)
                       -------      -------    ---------------
Series X                (26.54)%       0.20%       (0.63)%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

    The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


                     SERIES X VS. RUSSELL 2000 GROWTH INDEX

                                    [CHART]

                              10/97     12/97     12/98     12/99     12/00     12/01     12/02
                             -------   -------   -------   -------   -------   -------   -------
SBL Fund Series X             10,000     9,580    10,685    20,002    18,256    13,169     9,674
Russell 2000 Growth Index     10,000     9,181     9,294    13,300    10,316     9,375     6,537

                            $10,000 Since Inception

The chart above assumes a hypothetical $10,000 investment in Series X (Small Cap Growth Series) on October 15, 1997 (date of inception), and reflects the fees and expenses of Series X. On December 31, 2002, the value of the investment (assuming reinvestment of all dividends and distributions) would have been $9,675. By comparison, the same $10,000 investment would have been $6,537 based on the Russell 2000 Growth Index's performance.


--------------------------------------------------------------------------------
                                      113

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002


SERIES X (SMALL CAP GROWTH)


                                               NUMBER       MARKET
COMMON STOCKS                                 OF SHARES     VALUE
-------------                                 ---------   ----------
AEROSPACE & DEFENSE - 2.9%
Cubic Corporation .........................      39,200   $  722,456
Herley Industries, Inc.* ..................      38,300      666,726
                                                          ----------
                                                           1,389,182
AIR FREIGHT & COURIERS - 0.9%
UTI Worldwide, Inc. .......................      16,350      429,188

APPAREL & ACCESSORIES - 1.5%
Ashworth, Inc.* ...........................     110,400      706,560

APPAREL RETAIL - 2.3%
Hot Topic, Inc.* ..........................      27,200      622,336
Urban Outfitters, Inc.* ...................      21,100      497,327
                                                          ----------
                                                           1,119,663
APPLICATION SOFTWARE - 6.6%
Business Objects S.A. ADR* ................      21,900      328,500
Concur Technologies, Inc.* ................     105,400      342,550
Entrust, Inc.* ............................      69,300      232,848
Insignia Systems, Inc.* ...................       8,900       93,263
NetScout Systems, Inc.* ...................     102,900      447,615
Opnet Technologies, Inc.* .................      77,000      622,237
Quest Software, Inc. ......................      44,300      456,733
Precise Software Solutions, Ltd.* .........      40,000      660,400
                                                          ----------
                                                           3,184,146
BANKS - 2.2%
East West Bancorp, Inc. ...................      14,300      515,944
R&G Financial Corporation .................      22,500      523,125
                                                          ----------
                                                           1,039,069
BIOTECHNOLOGY - 5.5%
Acacia Research - CombiMatrix* ............      56,400      205,296
CV Therapeutics, Inc.* ....................      17,700      322,494
Connetics Corporation* ....................      34,900      419,498
Digene Corporation* .......................      17,400      199,404
Embrex, Inc.* .............................      44,100      490,745
Exact Sciences Corporation* ...............      31,300      338,979
La Jolla Pharmaceutical
  Company* ................................      66,500      432,250
Telik, Inc.* ..............................      21,500      250,690
                                                          ----------
                                                           2,659,356
BROADCASTING & CABLE TV - 1.4%
Regent Communications, Inc.* ..............     109,700      648,327

CASINOS & GAMING - 1.2%
Scientific Games Corporation* .............      79,800      579,348

CATALOG RETAIL - 1.5%
School Specialty, Inc.* ...................      35,800      715,284

COMPUTER STORAGE & PERIPHERALS - 1.5%
Applied Films Corporation* ................      36,800      735,632

DATA PROCESSING SERVICES - 0.6%
Per-Se Technologies, Inc.* ................      30,800      276,245


                                                    NUMBER      MARKET
COMMON STOCKS (CONTINUED)                         OF SHARES     VALUE
-------------------------                         ---------   ----------
DIVERSIFIED COMMERCIAL SERVICES - 3.2%
Bright Horizons Family Solutions,
  Inc.* .......................................      26,600   $  747,992
Coinstar, Inc.* ...............................      34,500      781,425
                                                              ----------
                                                               1,529,417
ELECTRICAL COMPONENTS & EQUIPMENT - 3.2%
C&D Technologies, Inc. ........................      22,600      399,342
Paxar Corporation* ............................      47,600      702,100
Wilson Greatbatch Technologies,
  Inc.* .......................................      14,200      414,640
                                                              ----------
                                                               1,516,082
ELECTRONIC EQUIPMENT & INSTRUMENTS - 5.2%
Analogic Corporation ..........................      18,000      905,184
Electro Scientific Industries, Inc.* ..........      25,000      500,000
Newport Corporation* ..........................      28,300      355,448
Photon Dynamics, Inc.* ........................      16,100      367,080
Veeco Instruments, Inc.* ......................      33,000      381,480
                                                              ----------
                                                               2,509,192
FOOD DISTRIBUTORS - 1.2%
NuCo2, Inc.* ..................................      70,900      570,745
Health Care Distributors & Services - 6.2%
Computer Programs and Systems,
  Inc.* .......................................      20,800      515,008
Dianon Systems, Inc.* .........................      20,000      954,200
Icon plc* .....................................      10,500      282,555
MedSource Technologies, Inc.* .................      67,000      434,830
VitalWorks, Inc.* .............................     213,000      820,050
                                                              ----------
                                                               3,006,643
HEALTH CARE EQUIPMENT - 3.9%
Closure Medical Corporation* ..................      27,100      284,008
Conceptus, Inc.* ..............................      53,000      634,940
Quinton Cardiology Systems, Inc.* .............      83,500      659,650
Zoll Medical Corporation* .....................       8,900      317,463
                                                              ----------
                                                               1,896,061
HOME FURNISHINGS - 0.8%
Kirkland's, Inc.* .............................      35,300      398,890

INDUSTRIAL MACHINERY - 1.3%
Esco Technologies, Inc.* ......................      17,100      632,700

INTERNET SOFTWARE & SERVICES - 7.9%
ActivCard S.A.* ...............................      51,100      436,905
Embarcadero Technologies, Inc.* ...............      92,600      552,822
FindWhat.com*(1) ..............................      96,900      673,455
LookSmart, Ltd.* ..............................      76,400      189,472
MatrixOne, Inc.* ..............................      85,800      368,940
S1 Corporation* ...............................      98,700      440,202
Tumbleweed Communications
  Corporation* ................................     328,400      509,348
Websense, Inc.* ...............................      29,100      621,605
                                                              ----------
                                                               3,792,749

--------------------------------------------------------------------------------
                                      114 See accompanying notes.

DECEMBER 31, 2002


SERIES X (SMALL CAP GROWTH) (CONTINUED)


                                                   NUMBER        MARKET
COMMON STOCKS (CONTINUED)                        OF SHARES       VALUE
-------------------------                        ---------     ----------
MANAGED HEALTH CARE - 3.1%
American Medical Security
  Group* .....................................      67,900     $  949,242
Centene Corporation* .........................      16,200        544,158
                                                               ----------
                                                                1,493,400
OIL & GAS DRILLING - 2.5%
Grey Wolf, Inc.* .............................     144,600        576,954
Unit Corporation* ............................      33,900        628,845
                                                               ----------
                                                                1,205,799
OIL & GAS EQUIPMENT & SERVICES - 2.8%
Cal Dive International, Inc.* ................      26,700        627,450
Superior Energy Services, Inc.* ..............      87,800        719,960
                                                               ----------
                                                                1,347,410
PACKAGED FOODS - 0.3%
Stake Technology, Ltd.* ......................      47,800        150,570

PHARMACEUTICALS - 6.3%
Atherogencis, Inc.* ..........................      86,800        643,188
Atrix Laboratories, Inc.* ....................      24,000        368,136
Bradley Pharmaceuticals, Inc.* ...............      39,400        513,382
NPS Pharmaceuticals, Inc.* ...................      12,600        317,142
Nastech Pharmaceutical
Company, Inc.* ...............................      41,500        354,825
Pozen, Inc. ..................................      88,000        453,200
Versicor, Inc. ...............................      37,800        407,862
                                                               ----------
                                                                3,057,735
PROPERTY & CASUALTY INSURANCE - 1.0%
ProAssurance Corporation* ....................      22,250        467,250

REINSURANCE - 2.0%
Scottish Annuity & Life Holdings,
  Ltd. .......................................      54,300        947,535

RESTAURANTS - 1.0%
Rare Hospitality International,
  Inc.* ......................................      17,800        491,636

SEMICONDUCTOR EQUIPMENT - 4.6%
Asyst Technologies, Inc.* ....................      46,700        343,245
Genus, Inc.* .................................     184,000        421,360
LogicVision, Inc.* ...........................     160,600        345,290
Mykrolis Corporation* ........................      60,200        439,460
Ultratech Stepper, Inc.* .....................      68,500        673,972
                                                               ----------
                                                                2,223,327
SEMICONDUCTORS - 7.4%
Actel Corporation* ...........................      25,200        408,744
California Micro Devices
  Corporation* ...............................     124,000        564,200
DSP Group, Inc.* .............................      34,000        537,880
Kopin Corporation* ...........................     125,700        492,744
Monolithic System Technology,
  Inc.* ......................................      55,000        664,400
Power Integrations, Inc.* ....................      22,800        387,600
Zoran Corporation* ...........................      37,700        530,439
                                                               ----------
                                                                3,586,007


                                                PRINCIPAL
                                                AMOUNT OR
                                                  NUMBER            MARKET
COMMON STOCKS (CONTINUED)                       OF SHARES           VALUE
-------------------------                      ------------      ------------
SPECIALTY STORES - 3.9%
Aaron Rents, Inc. ..........................         32,300      $    706,401
Guitar Center, Inc.* .......................         33,700           558,072
Hibbett Sporting Goods, Inc.* ..............          8,500           203,320
Regis Corporation ..........................         16,500           428,835
                                                                 ------------
                                                                    1,896,628
                                                                 ------------
  Total common stocks - 95.9% .............................        46,201,776

REPURCHASE AGREEMENT - 6.2%
---------------------------

United Missouri Bank, 0.87%,
  01-02-03 (Collateralized by
  U.S. Treasury Note,
  3.375% - 04-30-04
  with a value of $3,035,619) ..............   $  2,976,000         2,976,000
                                                                 ------------

  Total investments - 102.1% ..............................        49,177,776
  Liabilities, less cash & other assets - (2.1%) ..........          (984,397)
                                                                 ------------
  Total net assets - 100.0% ...............................      $ 48,193,379
                                                                 ============

For federal income tax purposes the identified cost of investments owned at December 31, 2002 was $48,358,615.

* Non-income producing security

(1) PIPES - Private Investment in Public Equity - is the term used for stock issued by a company in the secondary market as a means of raising capital more quickly and less expensively than through registration in a secondary public offering.

ADR (American Depositary Receipt)



--------------------------------------------------------------------------------
                                      115 See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2002


                                                            SERIES B            SERIES C                            SERIES E
                                         SERIES A          (LARGE CAP           (MONEY            SERIES D        (DIVERSIFIED
                                         (EQUITY)            VALUE)             MARKET)           (GLOBAL)           INCOME)
                                      ---------------    ---------------    ---------------   ---------------    ---------------
ASSETS
Investments, at value(1) ..........   $   510,239,308    $   370,772,004    $   117,353,322   $   326,400,083    $   194,085,926
Cash ..............................           921,603                186                 61                --             16,926
Cash denominated in a foreign
  currency, at value(2) ...........                --                 --                 --           173,502                 --
Receivables:
  Fund shares sold ................           261,777            195,763             15,030           224,794            181,078
  Securities sold .................         8,342,571                 --            819,900           314,076                 --
  Interest ........................                --                 --             29,293                --          2,259,497
  Dividends .......................           652,730            626,341                 --           354,019                 --
  Variation margin ................            22,400                 --                 --                --                 --
Foreign taxes recoverable .........                --                 --                 --            98,182                 --
                                      ---------------    ---------------    ---------------   ---------------    ---------------
    Total assets ..................       520,440,389        371,594,294        118,217,606       327,564,656        196,543,427
                                      ---------------    ---------------    ---------------   ---------------    ---------------
LIABILITIES
Cash overdraft ....................   $            --    $            --    $            --   $            38    $            --
Unrealized depreciation on
    forward foreign exchange
    contracts .....................                --                 --                 --           609,097                 --
Payable for:
  Securities loaned ...............                --                 --                 --        19,769,310                 --
  Securities purchased ............           574,626                 --                 --         1,355,141                 --
  Fund shares redeemed ............         1,559,050            514,338            845,000           371,561            634,194
  Management fees .................           338,597            241,767             48,984           265,561            122,561
  Custodian fees ..................             1,691              2,100              1,009            27,410                900
  Transfer and administration
    fees ..........................            21,021             15,173              5,135            39,243              7,994
  Professional fees ...............            38,700             29,250              9,000            38,700             11,250
  Other ...........................            69,600             45,174             11,976            35,368             12,926
                                      ---------------    ---------------    ---------------   ---------------    ---------------
    Total liabilities .............         2,603,285            847,802            921,104        22,511,429            789,825
                                      ---------------    ---------------    ---------------   ---------------    ---------------
NET ASSETS ........................   $   517,837,104    $   370,746,492    $   117,296,502   $   305,053,227    $   195,753,602
                                      ===============    ===============    ===============   ===============    ===============


NET ASSETS CONSIST OF:
Paid in capital ...................   $   561,039,038    $   748,579,379    $   117,147,182   $   394,713,120    $   195,388,271
Accumulated undistributed
  net investment income ...........           228,727            167,744            124,396           106,493          8,144,050
Accumulated undistributed net
  realized loss on sale of
  investments, futures
  and foreign currency
  transactions ....................       (41,524,188)      (328,579,756)                --       (44,375,104)       (16,034,329)
Net unrealized appreciation
  (depreciation) in value of
  investments, futures and
  translation of assets and
  liabilities in foreign
  currency ........................        (1,906,473)       (49,420,875)            24,924       (45,391,282)         8,255,610
                                      ---------------    ---------------    ---------------   ---------------    ---------------
    Total net assets ..............   $   517,837,104    $   370,746,492    $   117,296,502   $   305,053,227    $   195,753,602
                                      ===============    ===============    ===============   ===============    ===============

Capital shares authorized .........        indefinite         indefinite         indefinite        indefinite         indefinite
Capital shares outstanding ........        30,765,987         26,785,653          9,924,815        62,609,218         16,548,980

Net asset value per share
  (net assets divided by
  shares outstanding) .............   $         16.83    $         13.84    $         11.82   $          4.87    $         11.83
                                      ===============    ===============    ===============   ===============    ===============

(1) Investments, at cost ..........   $   512,014,581    $   420,192,879    $   117,328,398   $   371,197,219    $   185,830,316

(2) Cash denominated in a
    foreign currency, at cost .....                --                 --                 --           174,126                 --

--------------------------------------------------------------------------------
                           116 See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2002

                                         SERIES G            SERIES H                            SERIES J            SERIES N
                                        (LARGE CAP          (ENHANCED          SERIES I          (MID CAP         (MANAGED ASSET
                                         GROWTH)              INDEX)        (INTERNATIONAL)       GROWTH)           ALLOCATION)
                                      ---------------    ---------------    ---------------    ---------------    ---------------
ASSETS
Investments, at value(1) ..........   $    29,597,079    $    25,120,007    $    17,833,298    $   294,443,561    $    75,665,634
Cash ..............................                --                234             15,499                 29             78,281
Cash denominated in a
  foreign currency,
  at value(2) .....................                --                 --                502                 --              8,495
Receivables:
  Fund shares sold ................            22,669              5,396             13,786            186,078             77,485
  Securities sold .................                --              3,552             16,114                 --            892,083
  Interest ........................                --                 --                 --                 --            302,435
  Dividends .......................            34,850             35,318             14,433             20,400             61,017
  Variation margin ................                --              4,180                 --                 --                 --
Foreign taxes recoverable .........                --                 --              7,931                 --              7,699
                                      ---------------    ---------------    ---------------    ---------------    ---------------
    Total assets ..................        29,654,598         25,168,687         17,901,563        294,650,068         77,093,129
                                      ---------------    ---------------    ---------------    ---------------    ---------------
LIABILITIES
Cash overdraft ....................   $             8    $            --    $            --    $            --    $            --
Payable for:
  Securities loaned ...............           448,262                 --          1,626,759                 --          6,603,110
  Securities purchased ............            60,657                 --            257,775                 --          2,535,328
  Fund shares redeemed ............            10,772             84,999             23,338            930,373            102,358
  Written options .................                --                 --                 --             71,600                 --
  Management fees .................            25,808             16,644             14,765            192,376             57,742
  Custodian fees ..................             1,070              2,798             13,630              1,321              7,895
  Transfer and
    administration fees ...........             2,794              2,396              6,029             12,212              8,889
  Professional fees ...............             4,500              4,500              4,500             22,950              7,650
  Other ...........................             1,552              4,912              1,548             41,726              7,904
                                      ---------------    ---------------    ---------------    ---------------    ---------------
    Total liabilities .............           555,423            116,249          1,948,344          1,272,558          9,330,876
                                      ---------------    ---------------    ---------------    ---------------    ---------------
NET ASSETS ........................   $    29,099,175    $    25,052,438    $    15,953,219    $   293,377,510    $    67,762,253
                                      ===============    ===============    ===============    ===============    ===============

NET ASSETS CONSIST OF:
Paid in capital ...................   $    52,848,190    $    44,364,482    $    25,321,238    $   381,307,613    $    77,779,490
Accumulated undistributed net
  investment income (loss) ........                --              4,215               (123)                --              8,872
Accumulated undistributed
  net realized loss on sale
  of investments, futures,
  options written and
  foreign currency
  transactions ....................       (15,504,484)       (12,498,432)        (8,192,770)       (22,496,103)        (4,665,187)
Net unrealized depreciation
  in value of investments,
  futures, options written
  and translation of assets
  and liabilities in foreign
  currency ........................        (8,244,531)        (6,817,827)        (1,175,126)       (65,434,000)        (5,360,922)
                                      ---------------    ---------------    ---------------    ---------------    ---------------
    Total net assets ..............   $    29,099,175    $    25,052,438    $    15,953,219    $   293,377,510    $    67,762,253
                                      ===============    ===============    ===============    ===============    ===============

Capital shares authorized .........        indefinite         indefinite         indefinite         indefinite         indefinite
Capital shares outstanding ........         5,915,223          3,825,653          2,576,143         18,273,884          5,742,834

Net asset value per share
  (net assets divided by
  shares outstanding) .............   $          4.92    $          6.55    $          6.19    $         16.05    $         11.80
                                      ===============    ===============    ===============    ===============    ===============
(1) Investments, at cost ..........   $    37,841,610    $    31,864,949    $    19,008,629    $   360,102,686    $    81,027,829
(2) Cash denominated in a
    foreign currency, at cost .....                --                 --                504                 --              8,505

--------------------------------------------------------------------------------
                           117 See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2002


                                          SERIES O                             SERIES Q            SERIES S
                                          (EQUITY           SERIES P          (SMALL CAP           (SOCIAL           SERIES T
                                          INCOME)         (HIGH YIELD)          VALUE)            AWARENESS)       (TECHNOLOGY)
                                      ---------------    ---------------    ---------------    ---------------    ---------------
ASSETS
Investments, at
  value(1) ........................   $   167,060,943    $    39,920,078    $    50,443,602    $   109,116,873    $    15,407,920
Cash ..............................            38,960             21,108             38,301                190            247,893
Receivables:
  Fund shares sold ................           122,756            711,038             43,700             59,628             12,083
  Securities sold .................                --                 --            959,699            284,469                 --
  Interest ........................             7,380            868,163                 --                 --                 --
  Dividends .......................           457,264              4,797              9,098            110,604              3,799
                                      ---------------    ---------------    ---------------    ---------------    ---------------
    Total assets ..................       167,687,303         41,525,184         51,494,400        109,571,764         15,671,695
                                      ---------------    ---------------    ---------------    ---------------    ---------------
LIABILITIES
Payable for:
  Securities loaned ...............   $     3,491,615    $            --    $            --    $            --    $     1,122,960
  Securities purchased ............           214,760                 --            288,652            723,375            112,913
  Fund shares redeemed ............           249,000            106,830             77,557             93,036              5,147
  Written options .................                --                 --            230,850                 --                 --
  Management fees .................           140,290             27,005             43,683             71,479             12,898
  Custodian fees ..................             1,840              1,202              9,840                620              1,800
  Transfer and
    administration fees ...........             7,045              2,100              4,395              4,885                958
  Professional fees ...............            11,700              4,500              4,500              8,100              9,500
  Other ...........................            15,630              2,973              5,208             12,749              1,380
                                      ---------------    ---------------    ---------------    ---------------    ---------------
Total liabilities .................         4,131,880            144,610            664,685            914,244          1,267,556
                                      ---------------    ---------------    ---------------    ---------------    ---------------
NET ASSETS ........................   $   163,555,423    $    41,380,574    $    50,829,715    $   108,657,520    $    14,404,139
                                      ===============    ===============    ===============    ===============    ===============

NET ASSETS CONSIST OF:
Paid in capital ...................   $   187,385,311    $    50,148,268    $    55,999,743    $   133,372,482    $    35,321,920
Accumulated undistributed
  net investment income
  (loss) ..........................           117,639            366,823                 --                 --                 --
Accumulated undistributed
  net realized gain (loss) on
  sale of investments and
  options written .................            43,015         (3,574,404)        (1,151,967)        (8,486,302)       (19,269,789)
Net unrealized depreciation
  in value of investments and
  options written .................       (23,990,542)        (5,560,113)        (4,018,061)       (16,228,660)        (1,647,992)
                                      ---------------    ---------------    ---------------    ---------------    ---------------
    Total net assets ..............   $   163,555,423    $    41,380,574    $    50,829,715    $   108,657,520    $    14,404,139
                                      ===============    ===============    ===============    ===============    ===============

Capital shares authorized .........        indefinite         indefinite         indefinite         indefinite         indefinite
Capital shares outstanding ........        12,416,793          3,236,530          4,521,001          6,180,869          4,975,503

Net asset value per share
  (net assets divided by
  shares outstanding) .............   $         13.17    $         12.79    $         11.24    $         17.58    $          2.90
                                      ===============    ===============    ===============    ===============    ===============
(1) Investments, at cost ..........   $   191,051,485    $    45,480,191    $    54,507,397    $   125,345,533    $    17,055,912


--------------------------------------------------------------------------------
                           118 See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2002



                                                                   SERIES W
                                                  SERIES V       (MAIN STREET       SERIES X
                                                  (MID CAP         GROWTH &        (SMALL CAP        SERIES Y
                                                   VALUE)          INCOME(R))        GROWTH)        (SELECT 25)
                                                -------------    -------------    -------------    -------------
ASSETS
Investments, at value(1) ....................   $ 147,749,814    $  34,785,293    $  49,177,776    $  34,297,073
Cash ........................................             507              163            3,175              780
Receivables:
  Fund shares sold ..........................         110,319           67,494           67,213            3,282
  Securities sold ...........................              --           25,868          165,021               --
  Interest ..................................          48,840               --               --               --
  Dividends .................................          87,758           45,118            2,022           29,610
                                                -------------    -------------    -------------    -------------
    Total assets ............................     147,997,238       34,923,936       49,415,207       34,330,745
                                                -------------    -------------    -------------    -------------
LIABILITIES
Payable for:
  Securities purchased ......................   $      45,741    $          --    $   1,120,380    $          --
  Securities loaned .........................              --        4,310,485               --               --
  Fund shares redeemed ......................         159,472            9,150           43,103           10,386
  Written options ...........................         150,240               --               --               --
  Management fees ...........................          94,914           26,903           41,235           22,528
  Custodian fees ............................           1,870            7,268            1,942              325
  Transfer and administration fees ..........           6,213            2,865            4,166            3,119
  Professional fees .........................          12,150            4,500            4,500            4,500
  Other .....................................          14,400            3,430            6,502            4,035
                                                -------------    -------------    -------------    -------------
Total liabilities ...........................         485,000        4,364,601        1,221,828           44,893
                                                -------------    -------------    -------------    -------------
NET ASSETS ..................................   $ 147,512,238    $  30,559,335    $  48,193,379    $  34,285,852
                                                =============    =============    =============    =============

NET ASSETS CONSIST OF:
Paid in capital .............................   $ 157,021,729    $  44,563,674    $ 110,239,375    $  60,392,457
Accumulated undistributed net
  investment income (loss) ..................           9,890              715               --               --
Accumulated undistributed net realized
  gain (loss) on sale of investments,
  options written and foreign currency
  transactions ..............................       2,915,715       (9,879,341)     (62,935,228)     (16,035,992)
Net unrealized appreciation (depreciation)
  in value of investments and options
  written ...................................     (12,435,096)      (4,125,713)         889,232      (10,070,613)
                                                -------------    -------------    -------------    -------------
Total net assets ............................   $ 147,512,238    $  30,559,335    $  48,193,379    $  34,285,852
                                                =============    =============    =============    =============

Capital shares authorized ...................       indefinite      indefinite       indefinite       indefinite
Capital shares outstanding ..................        7,896,091       4,695,502        5,181,816        4,994,527

Net asset value per share (net assets
  divided by shares outstanding) ............   $       18.68    $        6.51    $        9.30    $        6.86
                                                =============    =============    =============    =============
(1) Investments, at cost ....................   $ 160,247,000    $  38,911,006    $  48,288,544    $  44,367,686

--------------------------------------------------------------------------------
                           119 See accompanying notes.

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002


                                                                     SERIES B       SERIES C                          SERIES E
                                                    SERIES A        (LARGE CAP       (MONEY          SERIES D        (DIVERSIFIED
                                                    (EQUITY)          VALUE)         MARKET)         (GLOBAL)          INCOME)
                                                 -------------    -------------    -----------      -------------    ------------
INVESTMENT INCOME:
  Dividends ..................................   $   7,861,705    $   7,041,797    $          --    $   5,745,374    $          --
  Securities lending .........................              --               --               --           23,082               --
  Interest ...................................         471,263          171,102        2,290,905           84,123        9,671,516
                                                 -------------    -------------    -------------    -------------    -------------
                                                     8,332,968        7,212,899        2,290,905        5,852,579        9,671,516
  Less: Foreign tax expense ..................              --               --               --         (402,511)              --
                                                 -------------    -------------    -------------    -------------    -------------
    Total investment income ..................       8,332,968        7,212,899        2,290,905        5,450,068        9,671,516

EXPENSES:
  Management fees ............................       4,777,186        3,462,418          622,674        3,652,102        1,245,184
  Custodian fees .............................          23,906           24,553            9,290          180,422           11,254
  Transfer/maintenance fees ..................           9,369            8,892            9,127            9,960            8,298
  Administration fees ........................         286,637          207,749           56,042          529,554           74,713
  Directors' fees ............................          20,775           13,939            4,554           11,043            5,593
  Professional fees ..........................          45,425           34,422           11,085           56,370           13,636
  Reports to shareholders ....................          44,877           31,095            9,775           21,203           11,368
  Other expenses .............................          31,156           21,530            4,395           17,411            4,992
  Marketing fees paid indirectly .............           1,404          374,395               --               --               --
                                                 -------------    -------------    -------------    -------------    -------------
    Total expenses ...........................       5,240,735        4,178,993          726,942        4,478,065        1,375,038
    Less: Fees paid indirectly ...............          (1,404)        (374,395)              --               --               --
                                                 -------------    -------------    -------------    -------------    -------------
    Net expenses .............................       5,239,331        3,804,598          726,942        4,478,065        1,375,038
                                                 -------------    -------------    -------------    -------------    -------------
    Net investment income ....................       3,093,637        3,408,301        1,563,963          972,003        8,296,478

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss during the period on:
  Investments ................................      (4,828,425)     (88,120,829)              --      (28,168,376)        (324,446)
  Futures ....................................      (1,702,813)              --               --               --               --
  Foreign currency transactions ..............              --               --               --         (423,592)              --
                                                 -------------    -------------    -------------    -------------    -------------
    Net realized loss ........................      (6,531,238)     (88,120,829)              --      (28,591,968)        (324,446)

Net change in unrealized appreciation
  (depreciation) during the period on:
  Investments ................................    (176,983,203)     (45,862,972)         (30,947)     (66,079,942)       6,715,476
  Futures ....................................        (131,200)              --               --               --               --
  Translation of assets and liabilities in
    foreign currencies .......................              --               --               --         (597,007)              --
                                                 -------------    -------------    -------------    -------------    -------------
  Net unrealized appreciation (depreciation) .    (177,114,403)     (45,862,972)         (30,947)     (66,676,949)       6,715,476
                                                 -------------    -------------    -------------    -------------    -------------
    Net gain (loss) ..........................    (183,645,641)    (133,983,801)         (30,947)     (95,268,917)       6,391,030
                                                 -------------    -------------    -------------    -------------    -------------
    Net increase (decrease) in net assets
      resulting from operations ..............   $(180,552,004)   $(130,575,500)   $   1,533,016    $ (94,296,914)   $  14,687,508
                                                 =============    =============    =============    =============    =============

--------------------------------------------------------------------------------
                           120 See accompanying notes.

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002


                                                   SERIES G         SERIES H                          SERIES J          SERIES N
                                                  (LARGE CAP       (ENHANCED         SERIES I         (MID CAP       (MANAGED ASSET
                                                    GROWTH)          INDEX)       (INTERNATIONAL)      GROWTH)         ALLOCATION)
                                                 -------------    -------------   ---------------   -------------    -------------
INVESTMENT INCOME:
  Dividends ..................................   $     187,847    $     517,527    $     319,266    $     856,495    $     873,651
  Securities lending .........................           2,794               --           12,567               --           27,393
  Interest ...................................          11,569           32,984            9,947          105,650        1,826,360
                                                 -------------    -------------    -------------    -------------    -------------
                                                       202,210          550,511          341,780          962,145        2,727,404
  Less: Foreign tax expense ..................              --               --          (36,660)              --          (33,000)
                                                 -------------    -------------    -------------    -------------    -------------
    Total investment income ..................         202,210          550,511          305,120          962,145        2,694,404

EXPENSES:
  Management fees ............................         199,541          266,194          176,939        2,737,263          773,979
  Custodian fees .............................           5,583           36,076           79,996           22,466           63,390
  Transfer/maintenance fees ..................           5,448            4,946            5,101            8,872            6,906
  Administration fees ........................          17,959           31,944           67,239          164,239          112,227
  Directors' fees ............................             520            1,225              547           11,547            2,633
  Professional fees ..........................           7,499            6,635            8,443           27,255            9,532
  Reports to shareholders ....................           5,210            2,933              965           28,349            6,064
  Other expenses .............................             494            1,527              648           17,979            3,088
  Marketing fees paid indirectly .............              24               --               --            1,549               --
                                                 -------------    -------------    -------------    -------------    -------------
    Total expenses ...........................         242,278          351,480          339,878        3,019,519          977,819
    Less: Fees paid indirectly ...............             (24)              --               --           (1,549)              --
                                                 -------------    -------------    -------------    -------------    -------------
    Net expenses .............................         242,254          351,480          339,878        3,017,970          977,819
                                                 -------------    -------------    -------------    -------------    -------------
    Net investment income (loss) .............         (40,044)         199,031          (34,758)      (2,055,825)       1,716,585

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) during the period on:
  Investments ................................      (5,002,132)      (8,595,444)      (2,658,168)     (24,732,333)      (4,220,648)
  Futures ....................................              --         (754,284)          35,193               --               --
  Options written ............................              --               --         (118,750)       2,236,230               --
  Foreign currency transactions ..............              --               --          125,538               --          (19,003)
                                                 -------------    -------------    -------------    -------------    -------------
    Net realized loss ........................      (5,002,132)      (9,349,728)      (2,616,187)     (22,496,103)      (4,239,651)

Net change in unrealized appreciation
  (depreciation) during the period on:
  Investments ................................      (3,875,601)        (554,275)        (841,776)    (107,663,853)      (5,720,730)
  Futures ....................................              --          (61,588)           5,902               --               --
  Options written ............................              --               --           41,594         (736,186)              --
  Translation of assets and liabilities in
    foreign currencies .......................              --               --          (50,669)              --            1,146
                                                 -------------    -------------    -------------    -------------    -------------
  Net unrealized depreciation ................      (3,875,601)        (615,863)        (844,949)    (108,400,039)      (5,719,584)
                                                 -------------    -------------    -------------    -------------    -------------
    Net loss .................................      (8,877,733)      (9,965,591)      (3,461,136)    (130,896,142)      (9,959,235)
                                                 -------------    -------------    -------------    -------------    -------------
      Net decrease in net assets resulting
      from operations ........................   $  (8,917,777)   $  (9,766,560)   $  (3,495,894)   $(132,951,967)   $  (8,242,650)
                                                 =============    =============    =============    =============    =============

--------------------------------------------------------------------------------
                           121 See accompanying notes.

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002


                                                    SERIES O                       SERIES Q        SERIES S
                                                    (EQUITY        SERIES P       (SMALL CAP       (SOCIAL        SERIES T
                                                    INCOME)      (HIGH YIELD)       VALUE)        AWARENESS)     (TECHNOLOGY)
                                                 ------------    ------------    ------------    ------------    ------------
INVESTMENT INCOME:
  Dividends ..................................   $  4,217,633    $     25,257    $    383,633    $  1,450,609    $     21,130
  Securities lending .........................          7,096              --              --              --           6,600
  Interest ...................................        182,969       2,991,956          33,066          15,926           2,995
                                                 ------------    ------------    ------------    ------------    ------------
    Total investment income ..................      4,407,698       3,017,213         416,699       1,466,535          30,725

EXPENSES:
  Management fees ............................      1,778,337         251,354         661,303         987,682         135,635
  Custodian fees .............................         10,943           9,393          66,858           7,563          10,360
  Transfer/maintenance fees ..................          9,604           5,801           5,598           8,152           4,488
  Administration fees ........................         80,027          15,243          59,518          59,262          61,103
  Directors' fees ............................          5,631           1,311           2,155           3,999             251
  Professional fees ..........................         14,208           7,102           6,502          10,113           6,382
  Reports to shareholders ....................         12,741           4,725           5,961           7,718           1,066
  Other expenses .............................          6,511           1,209           1,634           6,337             635
  Marketing fees paid indirectly .............         22,286              --              --             112              --
                                                 ------------    ------------    ------------    ------------    ------------
    Total expenses ...........................      1,940,288         296,138         809,529       1,090,938         219,920
    Less: Fees paid indirectly ...............        (22,286)             --              --            (112)             --
                                                 ------------    ------------    ------------    ------------    ------------
    Net expenses .............................      1,918,002         296,138         809,529       1,090,826         219,920
                                                 ------------    ------------    ------------    ------------    ------------
    Net investment income (loss) .............      2,489,696       2,721,075        (392,830)        375,709        (189,195)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) during the period on:
  Investments ................................        877,810        (746,160)        946,625      (1,474,617)     (6,671,600)
  Options written ............................             --              --         842,282              --              --
                                                 ------------    ------------    ------------    ------------    ------------
    Net realized gain (loss) .................        877,810        (746,160)      1,788,907      (1,474,617)     (6,671,600)

Net change in unrealized appreciation
  (depreciation) during the period on:
  Investments ................................    (30,442,430)     (1,999,515)     (8,436,496)    (32,685,839)       (300,815)
  Options written ............................             --              --         161,118              --              --
                                                 ------------    ------------    ------------    ------------    ------------
  Net unrealized depreciation ................    (30,442,430)     (1,999,515)     (8,275,378)    (32,685,839)       (300,815)
                                                 ------------    ------------    ------------    ------------    ------------
    Net loss .................................    (29,564,620)     (2,745,675)     (6,486,471)    (34,160,456)     (6,972,415)
                                                 ------------    ------------    ------------    ------------    ------------
      Net decrease in net assets resulting
      from operations ........................   $(27,074,924)   $    (24,600)   $ (6,879,301)   $(33,784,747)   $ (7,161,610)
                                                 ============    ============    ============    ============    ============

--------------------------------------------------------------------------------
                          122 See accompanying notes.

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002

                                                                       SERIES W
                                                       SERIES V      (MAIN STREET      SERIES X
                                                       (MID CAP        GROWTH &       (SMALL CAP       SERIES Y
                                                        VALUE)         INCOME(R))       GROWTH)       (SELECT 25)
                                                     ------------    ------------    ------------    ------------
INVESTMENT INCOME:
  Dividends ......................................   $  1,762,412    $    586,052    $     78,202    $    244,650
  Securities lending .............................             --           5,596              --              --
  Interest .......................................        456,191           8,550          76,444          52,120
                                                     ------------    ------------    ------------    ------------
                                                        2,218,603         600,198         154,646         296,770
  Less: Foreign tax expense ......................             --            (317)             --              --
                                                     ------------    ------------    ------------    ------------
    Total investment income ......................      2,218,603         599,881         154,646         296,770

EXPENSES:
  Management fees ................................      1,281,386         373,058         585,541         312,485
  Custodian fees .................................         23,495          39,334          17,666           3,987
  Transfer/maintenance fees ......................          6,129           5,174           5,490           5,135
  Administration fees ............................         76,885          33,576          52,700          37,499
  Directors' fees ................................          5,733           1,385           1,930           1,308
  Professional fees ..............................         14,747           6,435           5,946           5,900
  Reports to shareholders ........................         13,396           2,594           3,850           2,812
  Other expenses .................................          5,503           1,153           3,016           1,855
  Marketing fees paid indirectly .................            763              --              --              38
                                                     ------------    ------------    ------------    ------------
    Total expenses ...............................      1,428,037         462,709         676,139         371,019
    Less: Fees paid indirectly ...................           (763)             --              --             (38)
                                                     ------------    ------------    ------------    ------------
    Net expenses .................................      1,427,274         462,709         676,139         370,981
                                                     ------------    ------------    ------------    ------------
    Net investment income (loss) .................        791,329         137,172        (521,493)        (74,211)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) during the period on:
  Investments ....................................      2,299,880      (5,463,375)     (9,486,814)     (6,237,447)
  Options written ................................        651,697              --              --              --
  Foreign currency transactions ..................             --            (644)             --              --
                                                     ------------    ------------    ------------    ------------
    Net realized gain (loss) .....................      2,951,577      (5,464,019)     (9,486,814)     (6,237,447)

Net change in unrealized appreciation
  (depreciation) during the period on:
  Investments ....................................    (33,544,099)     (2,827,295)     (8,947,910)     (6,930,552)
  Options written ................................         35,450              --              --              --
                                                     ------------    ------------    ------------    ------------
  Net unrealized depreciation ....................    (33,508,649)     (2,827,295)     (8,947,910)     (6,930,552)
                                                     ------------    ------------    ------------    ------------
    Net loss .....................................    (30,557,072)     (8,291,314)    (18,434,724)    (13,167,999)
                                                     ------------    ------------    ------------    ------------
      Net decrease in net assets resulting
      from operations ............................   $(29,765,743)   $ (8,154,142)   $(18,956,217)   $(13,242,210)
                                                     ============    ============    ============    ============

--------------------------------------------------------------------------------
                           123 See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2002


                                                                SERIES B        SERIES C                           SERIES E
                                                SERIES A       (LARGE CAP       (MONEY           SERIES D        (DIVERSIFIED
                                                (EQUITY)         VALUE)         MARKET)          (GLOBAL)           INCOME)
                                             -------------    -------------    -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
  Net investment income ..................   $   3,093,637    $   3,408,301    $   1,563,963    $     972,003    $   8,296,478
  Net realized loss during
    the  period from investments,
    futures and foreign currency
    transactions .........................      (6,531,238)     (88,120,829)              --      (28,591,968)        (324,446)
  Net change in unrealized
    appreciation (depreciation) on
    investments, futures and
    translation of assets and
    liabilities in foreign currency
    during the period ....................    (177,114,403)     (45,862,972)         (30,947)     (66,676,949)       6,715,476
                                             -------------    -------------    -------------    -------------    -------------
    Net increase (decrease) in
      net assets resulting from
     operations ..........................    (180,552,004)    (130,575,500)       1,533,016      (94,296,914)      14,687,508

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income ..................      (5,071,133)      (8,553,190)      (5,440,785)        (437,908)      (7,170,930)
  Net realized gain ......................              --               --               --               --               --
                                             -------------    -------------    -------------    -------------    -------------
    Total distributions to
      shareholders .......................      (5,071,133)      (8,553,190)      (5,440,785)        (437,908)      (7,170,930)

SBL M MERGER (COMPONENTS OF
  NET ASSETS OF SBL M AS OF DATE
  OF EXCHANGE) (NOTE 11):
  Paid in capital ........................              --               --               --       27,867,959               --
  Accumulated undistributed
    net investment income ................              --               --               --          116,091               --
  Accumulated net realized loss on sale
    of investments .......................              --               --               --       (5,330,323)              --
  Net unrealized depreciation in value
    of investments .......................              --               --               --       (1,460,253)              --
                                             -------------    -------------    -------------    -------------    -------------
                                                        --               --               --       21,193,474               --

NET INCREASE (DECREASE) FROM CAPITAL
  SHARE TRANSACTIONS (NOTE 7) ............     (87,142,230)     (53,365,081)     (10,072,852)     (52,657,716)      45,698,584
                                             -------------    -------------    -------------    -------------    -------------
  Total increase (decrease) in
    net assets ...........................    (272,765,367)    (192,493,771)     (13,980,621)    (126,199,064)      53,215,162

NET ASSETS:
  Beginning of period ....................     790,602,471      563,240,263      131,277,123      431,252,291      142,538,440
                                             -------------    -------------    -------------    -------------    -------------
  End of period ..........................   $ 517,837,104    $ 370,746,492    $ 117,296,502    $ 305,053,227    $ 195,753,602
                                             =============    =============    =============    =============    =============
  Accumulated undistributed
    net investment income
    at end of period .....................   $     228,727    $     167,744    $     124,396    $     106,493    $   8,144,050
                                             =============    =============    =============    =============    =============



--------------------------------------------------------------------------------
                           124 See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2002

                                              SERIES G         SERIES H                           SERIES J         SERIES N
                                             (LARGE CAP       (ENHANCED          SERIES I         (MID CAP      (MANAGED ASSET
                                               GROWTH)          INDEX)       (INTERNATIONAL)       GROWTH)        ALLOCATION)
                                            -------------    -------------   ---------------    -------------   --------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
  Net investment income (loss)............. $     (40,044)   $     199,031    $     (34,758)   $  (2,055,825)   $   1,716,585
  Net realized loss during the
    period from investments, futures,
    options written and foreign
    currency transactions..................    (5,002,132)      (9,349,728)      (2,616,187)     (22,496,103)      (4,239,651)
  Net change in unrealized
    depreciation on investments, futures,
    options written and translation of
    assets and liabilities on foreign
    currency during the period.............    (3,875,601)        (615,863)        (844,949)    (108,400,039)      (5,719,584)
                                            -------------    -------------    -------------    -------------    -------------
    Net decrease in net assets
      resulting from operations............    (8,917,777)      (9,766,560)      (3,495,894)    (132,951,967)      (8,242,650)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income....................            --         (434,212)         (53,140)              --       (3,220,283)
  Net realized gain........................            --               --               --      (24,431,773)              --
                                            -------------    -------------    -------------    -------------    -------------
    Total distributions to shareholders....            --         (434,212)         (53,140)     (24,431,773)      (3,220,283)

SBL L MERGER (COMPONENTS OF NET
  ASSETS OF SBL L AS OF DATE OF
  EXCHANGE) (NOTE 12):
  Paid in capital..........................    26,358,819               --               --               --               --
  Accumulated undistributed
    net investment loss....................       (53,507)              --               --               --               --
  Accumulated net realized loss on sale
    of investments.........................    (9,927,454)              --               --               --               --
  Net unrealized depreciation in value
    of investments.........................    (2,904,086)              --               --               --               --
                                            -------------    -------------    -------------    -------------    -------------
                                               13,473,772               --               --               --               --

NET INCREASE (DECREASE) FROM CAPITAL
  SHARE TRANSACTIONS (NOTE 7)..............     8,854,537       (6,858,795)       3,503,455      (19,474,333)      (8,123,227)
                                            -------------    -------------    -------------    -------------    -------------
  Total increase (decrease) in net assets..    13,410,532      (17,059,567)         (45,579)    (176,858,073)     (19,586,160)

NET ASSETS:
  Beginning of period......................    15,688,643       42,112,005       15,998,798      470,235,583       87,348,413
                                            -------------    -------------    -------------    -------------    -------------
  End of period............................ $  29,099,175    $  25,052,438    $  15,953,219    $ 293,377,510    $  67,762,253
                                            =============    =============    =============    =============    =============

Accumulated undistributed net
  investment income (loss) at end
  of period...............................             --    $       4,215    $        (123)              --    $       8,872
                                            =============    =============    =============    =============    =============

--------------------------------------------------------------------------------
                           125 See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2002

                                                  SERIES O                           SERIES Q        SERIES S
                                                   (EQUITY         SERIES P         (SMALL CAP       (SOCIAL          SERIES T
                                                   INCOME)       (HIGH YIELD)         VALUE)         AWARENESS)     (TECHNOLOGY)
                                                -------------    -------------    -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
  Net investment income (loss) ..............   $   2,489,696    $   2,721,075    $    (392,830)   $     375,709    $    (189,195)
  Net realized gain (loss) during the period
    from investments and options written ....         877,810         (746,160)       1,788,907       (1,474,617)      (6,671,600)
  Net change in unrealized depreciation
    on investments and options written
    during the period .......................     (30,442,430)      (1,999,515)      (8,275,378)     (32,685,839)        (300,815)
                                                -------------    -------------    -------------    -------------    -------------
    Net decrease in net assets
      resulting from operations .............     (27,074,924)         (24,600)      (6,879,301)     (33,784,747)      (7,161,610)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income .....................      (4,737,726)      (2,505,696)              --         (680,253)              --
  Net realized gain .........................      (4,489,136)              --       (2,945,948)              --               --
                                                -------------    -------------    -------------    -------------    -------------
    Total distributions to shareholders .....      (9,226,862)      (2,505,696)      (2,945,948)        (680,253)              --

SBL K MERGER (COMPONENTS OF NET
  ASSETS OF SBL K AS OF DATE OF
  EXCHANGE) (NOTE 13):
  Paid in capital ...........................              --       19,598,921               --               --               --
  Accumulated undistributed
    net investment income ...................              --           99,110               --               --               --
  Accumulated net realized loss on sale
    of investments ..........................              --       (1,382,737)              --               --               --
  Net unrealized depreciation in value
    of investments ..........................              --         (970,128)              --               --               --
                                                -------------    -------------    -------------    -------------    -------------
                                                           --       17,345,166               --               --               --

NET INCREASE (DECREASE) FROM CAPITAL
  SHARE TRANSACTIONS (NOTE 7) ...............      13,031,375       (2,818,222)       2,457,444      (15,563,744)       3,532,976
                                                -------------    -------------    -------------    -------------    -------------
  Total increase (decrease) in net assets ...     (23,270,411)      11,996,648       (7,367,805)     (50,028,744)      (3,628,634)

NET ASSETS:
  Beginning of period .......................     186,825,834       29,383,926       58,197,520      158,686,264       18,032,773
                                                -------------    -------------    -------------    -------------    -------------
  End of period .............................   $ 163,555,423    $  41,380,574    $  50,829,715    $ 108,657,520    $  14,404,139
                                                =============    =============    =============    =============    =============

  Accumulated undistributed net investment
    income (loss) at end of period ..........   $     117,639    $     366,823               --               --               --
                                                =============    =============    =============    =============    =============


--------------------------------------------------------------------------------
                           126 See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2002

                                                                   SERIES W
                                                   SERIES V      (MAIN STREET       SERIES X
                                                   (MID CAP        GROWTH &        (SMALL CAP         SERIES Y
                                                    VALUE)        INCOME(R))         GROWTH)         (SELECT 25)
                                                -------------    -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
  Net investment income (loss) ..............   $     791,329    $     137,172    $    (521,493)   $     (74,211)
  Net realized gain (loss) during the period
    from investments, options written and
    foreign currency transactions ...........       2,951,577       (5,464,019)      (9,486,814)      (6,237,447)
  Net change in unrealized depreciation
    on investments and options written
    during the period .......................     (33,508,649)      (2,827,295)      (8,947,910)      (6,930,552)
                                                -------------    -------------    -------------    -------------
    Net decrease in net assets
      resulting from operations .............     (29,765,743)      (8,154,142)     (18,956,217)     (13,242,210)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income .....................      (1,414,672)        (134,209)              --               --
  Net realized gain .........................     (11,570,199)              --               --               --
                                                -------------    -------------    -------------    -------------
    Total distributions to shareholders .....     (12,984,871)        (134,209)              --               --

NET INCREASE (DECREASE) FROM CAPITAL
  SHARE TRANSACTIONS (NOTE 7) ...............      23,402,554        1,268,519       (6,258,431)      (5,469,589)
                                                -------------    -------------    -------------    -------------
  Total decrease in net assets ..............     (19,348,060)      (7,019,832)     (25,214,648)     (18,711,799)

NET ASSETS:
  Beginning of period .......................     166,860,298       37,579,167       73,408,027       52,997,651
                                                -------------    -------------    -------------    -------------
  End of period .............................   $ 147,512,238    $  30,559,335    $  48,193,379    $  34,285,852
                                                =============    =============    =============    =============
  Accumulated undistributed net investment
    income (loss) at end of period ..........   $       9,890    $         715               --               --
                                                =============    =============    =============    =============


--------------------------------------------------------------------------------
                           127 See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2001

                                                                    SERIES B          SERIES C                         SERIES E
                                                    SERIES A        (LARGE CAP        (MONEY           SERIES D      (DIVERSIFIED
                                                    (EQUITY)          VALUE)           MARKET)         (GLOBAL)         INCOME)
                                                 --------------   --------------   --------------   --------------   --------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
  Net investment income .......................  $    2,206,223   $    5,375,642   $    4,169,062   $      323,392   $    7,400,441
  Net realized gain (loss) during the period
    from investments, futures and foreign
    currency transactions .....................     (34,992,950)     (16,860,958)              --      (10,008,964)         262,102
  Net change in unrealized appreciation
    (depreciation) on investments and
    translation of assets and liabilities in
    foreign currency during the period ........     (83,309,289)     (27,384,673)          54,241      (61,773,478)         998,214
                                                 --------------   --------------   --------------   --------------   --------------
    Net increase (decrease) in net assets
      resulting from operations ...............    (116,096,016)     (38,869,989)       4,223,303      (71,459,050)       8,660,757

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income .......................      (1,786,773)      (7,719,301)      (7,431,502)              --       (8,065,085)
  Net realized gain ...........................    (105,524,698)              --               --      (67,795,012)              --
  In excess of net realized gain ..............              --               --               --      (11,751,144)              --
  Return of capital ...........................              --               --               --         (161,576)              --
                                                 --------------   --------------   --------------   --------------   --------------
    Total distributions to shareholders .......    (107,311,471)      (7,719,301)      (7,431,502)     (79,707,732)      (8,065,085)

NET INCREASE (DECREASE) FROM CAPITAL
  SHARE TRANSACTIONS (NOTE 7) .................       9,041,572      (74,629,747)      15,113,291       16,468,883       19,796,225
                                                 --------------   --------------   --------------   --------------   --------------
    Total increase (decrease) in net assets ...    (214,365,915)    (121,219,037)      11,905,092     (134,697,899)      20,391,897

NET ASSETS:
  Beginning of period .........................   1,004,968,386      684,459,300      119,372,031      565,950,190      122,146,543
                                                 --------------   --------------   --------------   --------------   --------------
  End of period ...............................  $  790,602,471   $  563,240,263   $  131,277,123   $  431,252,291   $  142,538,440
                                                 ==============   ==============   ==============   ==============   ==============

  Accumulated undistributed net investment
    income (loss) at end of period ............  $    2,206,223   $    5,312,633   $    4,001,218   $      (67,841)  $    7,212,018
                                                 ==============   ==============   ==============   ==============   ==============



--------------------------------------------------------------------------------
                           128 See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2001

                                                                                                                        SERIES N
                                                    SERIES G        SERIES H                           SERIES J         (MANAGED
                                                   (LARGE CAP      (ENHANCED         SERIES I          (MID CAP          ASSET
                                                     GROWTH)         INDEX)       (INTERNATIONAL)       GROWTH)        ALLOCATION)
                                                  ------------    ------------    ---------------    -------------    ------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
  Net investment income (loss) ................   $    (40,674)   $    241,027    $       (89,791)   $  (2,573,667)   $  2,018,891
  Net realized gain (loss) during the period
    from investments, futures, options written
    and foreign currency transactions .........       (477,277)     (2,082,321)        (4,372,980)      25,464,172        (335,681)
  Net change in unrealized depreciation on
    investments, futures, options written and
    translation of assets and liabilities in
    foreign currency during the period ........     (1,684,988)     (4,166,953)          (226,488)    (111,455,427)     (6,230,665)
                                                  ------------    ------------    ---------------    -------------    ------------
  Net decrease in net assets
    resulting from operations .................     (2,202,939)     (6,008,247)        (4,689,259)     (88,564,922)     (4,547,455)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income .......................             --        (185,486)                --               --      (2,414,101)
  Net realized gain ...........................             --              --                 --      (75,216,279)     (6,781,429)
                                                  ------------    ------------    ---------------    -------------    ------------
    Total distributions to shareholders .......             --        (185,486)                --      (75,216,279)     (9,195,530)

NET INCREASE FROM CAPITAL SHARE
  TRANSACTIONS (NOTE 7) .......................      5,752,278       2,485,513          2,616,889       30,302,476      12,510,629
                                                  ------------    ------------    ---------------    -------------    ------------
    Total increase (decrease) in net assets ...      3,549,339      (3,708,220)        (2,072,370)    (133,478,725)     (1,232,356)

NET ASSETS:
  Beginning of period .........................     12,139,304      45,820,225         18,071,168      603,714,308      88,580,769
                                                  ------------    ------------    ---------------    -------------    ------------
  End of period ...............................   $ 15,688,643    $ 42,112,005    $    15,998,798    $ 470,235,583    $ 87,348,413
                                                  ============    ============    ===============    =============    ============

  Accumulated undistributed net investment
    income (loss) at end of period ............             --    $    239,396    $       (40,099)              --    $  1,516,122
                                                  ============    ============    ===============    =============    ============


--------------------------------------------------------------------------------
                           129 See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2001

                                                     SERIES O                        SERIES Q         SERIES S
                                                     (EQUITY         SERIES P       (SMALLCAP         (SOCIAL
                                                     INCOME)       (HIGH YIELD)       VALUE)         AWARENESS)
                                                  -------------    ------------    ------------    -------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
  Net investment income (loss) ................   $   2,395,682    $  2,535,033    $   (167,544)   $     301,663
  Net realized gain (loss) during the period
    from investments and options written ......       4,685,331      (1,050,744)      1,311,611       (7,011,686)
  Net change in unrealized appreciation
    (depreciation) on investments and
    options written during the period .........      (4,983,545)       (421,977)      3,660,668      (20,715,977)
                                                  -------------    ------------    ------------    -------------
  Net increase (decrease) in net assets
    resulting from operations .................       2,097,468       1,062,312       4,804,735      (27,426,000)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income .......................      (2,997,661)     (2,521,046)             --               --
  Net realized gain ...........................     (15,953,652)             --      (1,188,932)      (3,976,857)
  In excess of net realized gain ..............              --              --              --       (7,009,390)
                                                  -------------    ------------    ------------    -------------
    Total distributions to shareholders .......     (18,951,313)     (2,521,046)     (1,188,932)     (10,986,247)

NET INCREASE (DECREASE) FROM CAPITAL SHARE
  TRANSACTIONS (NOTE 7) .......................      24,923,899       8,227,005      44,154,988      (11,610,747)
                                                  -------------    ------------    ------------    -------------
    Total increase (decrease) in net assets ...       8,070,054       6,768,271      47,770,791      (50,022,994)

NET ASSETS:
  Beginning of period .........................     178,755,780      22,615,655      10,426,729      208,709,258
                                                  -------------    ------------    ------------    -------------

  End of period ...............................   $ 186,825,834    $ 29,383,926    $ 58,197,520    $ 158,686,264
                                                  =============    ============    ============    =============

  Accumulated undistributed net investment
    income (loss) at end of period ............   $   2,365,669    $    166,344              --    $     301,663
                                                  =============    ============    ============    =============


--------------------------------------------------------------------------------
                           130 See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2001

                                                                                     SERIES W
                                                                    SERIES V       (MAIN STREET      SERIES X
                                                   SERIES T         (MID CAP         GROWTH &       (SMALL CAP        SERIES Y
                                                  (TECHNOLOGY)       VALUE)         INCOME(R))        GROWTH)       (SELECT 25)
                                                  ------------    -------------    ------------    -------------    ------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
  Net investment income (loss) ................   $   (201,989)   $     639,914    $     43,348    $    (501,218)   $   (108,781)
  Net realized gain (loss) during the period
    from investments, options written and
    foreign currency transactions .............     (9,459,930)      12,390,325      (4,244,891)     (27,977,397)     (2,430,654)
  Net change in unrealized appreciation
    (depreciation) on investments, options
    written and translation of assets and
    liabilities in foreign currency
    during the period .........................      4,193,531          544,506       1,089,872       (2,537,427)     (4,568,055)
                                                  ------------    -------------    ------------    -------------    ------------
    Net increase (decrease) in net assets
       resulting from operations ...............    (5,468,388)      13,574,745      (3,111,671)     (31,016,042)     (7,107,490)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income .......................             --         (417,358)        (42,022)              --              --
  Net realized gain ...........................             --       (5,698,325)             --               --              --
  Return of capital ...........................             --               --          (4,315)              --              --
                                                  ------------    -------------    ------------    -------------    ------------
    Total distributions to shareholders .......             --       (6,115,683)        (46,337)              --              --

NET INCREASE (DECREASE) FROM CAPITAL
  SHARE TRANSACTIONS (NOTE 7) .................      7,466,368       43,850,590      14,098,973       (9,858,633)     (4,906,292)
                                                  ------------    -------------    ------------    -------------    ------------
    Total increase (decrease) in net assets ...      1,997,980       51,309,652      10,940,965      (40,874,675)    (12,013,782)

NET ASSETS:
  Beginning of period .........................     16,034,793      115,550,646      26,638,202      114,282,702      65,011,433
                                                  ------------    -------------    ------------    -------------    ------------
  End of period ...............................   $ 18,032,773    $ 166,860,298    $ 37,579,167    $  73,408,027    $ 52,997,651
                                                  ============    =============    ============    =============    ============

  Accumulated undistributed net investment
    income (loss) at end of period ............             --    $     633,233    $     (1,604)              --              --
                                                  ============    =============    ============    =============    ============



--------------------------------------------------------------------------------
                           131 See accompanying notes.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SERIES A (EQUITY)

                                                                           FISCAL YEARS ENDED DECEMBER 31
                                                   -----------------------------------------------------------------------------
                                                       2002           2001(d)         2000(d)          1999            1998(d)
                                                   ------------     -----------     -----------     ------------     -----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ............   $      22.36     $     28.50     $     35.51     $      34.27     $     29.39
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ...................           0.10            0.06            0.06             0.11            0.17
Net Gain (Loss) on Securities
  (realized and unrealized) ....................          (5.47)          (3.14)          (4.27)            2.56            7.05
                                                   ------------     -----------     -----------     ------------     -----------
  Total from investment operations .............          (5.37)          (3.08)          (4.21)            2.67            7.22
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) .........          (0.16)          (0.05)          (0.01)           (0.27)          (0.17)
Distributions (from Capital Gains)  ............             --           (3.01)          (2.79)           (1.16)          (2.17)
                                                   ------------     -----------     -----------     ------------     -----------
  Total Distributions ..........................          (0.16)          (3.06)          (2.80)           (1.43)          (2.34)
                                                   ------------     -----------     -----------     ------------     -----------
NET ASSET VALUE END OF PERIOD ..................   $      16.83     $     22.36     $     28.50     $      35.51     $     34.27
                                                   ============     ===========     ===========     ============     ===========

TOTAL RETURN(b) ................................          (24.1)%         (11.4)%         (12.8)%            8.1%           25.4%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...........   $    517,837     $   790,602     $ 1,004,968     $  1,396,995     $ 1,307,332
Ratio of Expenses to Average Net Assets ........           0.82%           0.83%           0.83%            0.81%           0.81%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................           0.49%           0.26%           0.16%            0.31%           0.59%
Portfolio Turnover Rate ........................             25%             20%             41%              49%             39%

--------------------------------------------------------------------------------

SERIES B (LARGE CAP VALUE)

                                                                           FISCAL YEARS ENDED DECEMBER 31
                                                   ----------------------------------------------------------------------------
                                                     2002(d)       2001(d)(g)        2000(d)           1999           1998(d)
                                                   -----------     -----------     -----------     ------------     -----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ............   $     18.59     $     19.93     $     24.39     $      39.81     $     41.60
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ...................          0.13            0.18            0.43             0.57            0.83
Net Gain (Loss) on Securities
  (realized and unrealized) ....................         (4.58)          (1.29)          (2.06)           (0.65)           2.60
                                                   -----------     -----------     -----------     ------------     -----------
  Total from investment operations .............         (4.45)          (1.11)          (1.63)           (0.08)           3.43
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) .........         (0.30)          (0.23)          (0.74)           (0.85)          (0.71)
Distributions (from Capital Gains)  ............            --              --              --           (14.49)          (4.51)
Distributions in excess of capital gains .......            --              --           (2.09)              --              --
                                                   -----------     -----------     -----------     ------------     -----------
  Total Distributions ..........................         (0.30)          (0.23)          (2.83)          (15.34)          (5.22)
                                                   -----------     -----------     -----------     ------------     -----------
NET ASSET VALUE END OF PERIOD ..................   $     13.84     $     18.59     $     19.93     $      24.39     $     39.81
                                                   ===========     ===========     ===========     ============     ===========

TOTAL RETURN(b) ................................         (24.1)%          (5.6)%          (6.8)%            1.5%            7.9%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...........   $   370,746     $   563,240     $   684,459     $  1,051,832     $ 1,196,979
Ratio of Expenses to Average Net Assets ........          0.91%           0.93%           0.83%            0.82%           0.80%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................          0.74%           0.89%           1.08%            2.00%           2.02%
Portfolio Turnover Rate ........................            68%            145%            145%              73%            119%


--------------------------------------------------------------------------------
                           132 See accompanying notes.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SERIES C (MONEYMARKET)

                                                                           FISCAL YEARS ENDED DECEMBER 31
                                                   ------------------------------------------------------------------------
                                                      2002           2001           2000          1999(a)       1998(a)(d)
                                                   ----------     ----------     ----------     -----------     -----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ............   $    12.20     $    12.69     $    12.04     $     12.53     $     12.53
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ...................         0.16           0.54           0.80            0.57            0.68
Net Gain (Loss) on Securities
  (realized and unrealized) ....................        (0.02)         (0.09)         (0.08)          (0.01)          (0.06)
                                                   ----------     ----------     ----------     -----------     -----------
  Total from investment operations .............         0.14           0.45           0.72            0.56            0.62
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) .........        (0.52)         (0.94)         (0.07)          (1.05)          (0.62)
Distributions (from Capital Gains)  ............           --             --             --              --              --
                                                   ----------     ----------     ----------     -----------     -----------
  Total Distributions ..........................        (0.52)         (0.94)         (0.07)          (1.05)          (0.62)
                                                   ----------     ----------     ----------     -----------     -----------
NET ASSET VALUE END OF PERIOD ..................   $    11.82     $    12.20     $    12.69     $     12.04     $     12.53
                                                   ==========     ==========     ==========     ===========     ===========

TOTAL RETURN(b) ................................          1.2%           3.8%           6.0%            4.6%            5.1%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...........   $  117,297     $  131,277     $  119,372     $   153,589     $   128,083
Ratio of Expenses to Average Net Assets ........         0.58%          0.58%          0.58%           0.57%           0.57%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................         1.26%          3.50%          5.79%           4.61%           4.99%
Portfolio Turnover Rate ........................           --             --             --              --              --

--------------------------------------------------------------------------------

SERIES D (GLOBAL)

                                                                          FISCAL YEARS ENDED DECEMBER 31
                                                   -----------------------------------------------------------------------
                                                     2002(i)          2001           2000           1999           1998
                                                   -----------     ----------     ----------     ----------     ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ............   $      6.31     $     8.49     $     9.08     $     6.74     $     6.14
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ...................          0.02             --             --           0.02           0.03
Net Gain (Loss) on Securities
  (realized and unrealized) ....................         (1.45)         (0.97)          0.37           3.29           1.18
                                                   -----------     ----------     ----------     ----------     ----------
  Total from investment operations .............         (1.43)         (0.97)          0.37           3.31           1.21
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) .........         (0.01)            --             --             --          (0.09)
Distributions (from Capital Gains)  ............            --          (0.94)         (0.96)         (0.97)         (0.52)
Distributions (in excess of Capital Gains) .....            --          (0.27)            --             --             --
                                                   -----------     ----------     ----------     ----------     ----------
  Total Distributions ..........................         (0.01)         (1.21)         (0.96)         (0.97)         (0.61)
                                                   -----------     ----------     ----------     ----------     ----------
NET ASSET VALUE END OF PERIOD ..................   $      4.87     $     6.31     $     8.49     $     9.08     $     6.74
                                                   ===========     ==========     ==========     ==========     ==========

TOTAL RETURN(b) ................................         (22.7)%        (12.3)%          3.5%          53.7%          20.1%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...........   $   305,053     $  431,252     $  565,950     $  525,748     $  349,794
Ratio of Expenses to Average Net Assets ........          1.23%          1.20%          1.21%          1.21%          1.26%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................          0.27%          0.07%         (0.08)%         0.32%          0.92%
Portfolio Turnover Rate ........................            48%            41%            55%            76%           166%



--------------------------------------------------------------------------------
                           133 See accompanying notes.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SERIES E (DIVERSIFIED INCOME)

                                                                           FISCAL YEARS ENDED DECEMBER 31
                                                   -----------------------------------------------------------------------
                                                      2002           2001           2000           1999          1998(D)
                                                   ----------     ----------     ----------     ----------     -----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ............   $    11.40     $    11.37     $    10.55     $    12.42     $     12.25
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ...................         0.51           0.58           0.75           0.76            0.74
Net Gain (Loss) on Securities
  (realized and unrealized) ....................         0.51           0.20           0.15          (1.22)           0.19
                                                   ----------     ----------     ----------     ----------     -----------
  Total from investment operations .............         1.02           0.78           0.90          (0.46)           0.93
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) .........        (0.59)         (0.75)         (0.08)         (1.41)          (0.76)
Distributions (from Capital Gains)  ............           --             --             --             --              --
                                                   ----------     ----------     ----------     ----------     -----------
  Total Distributions ..........................        (0.59)         (0.75)         (0.08)         (1.41)          (0.76)
                                                   ----------     ----------     ----------     ----------     -----------
NET ASSET VALUE END OF PERIOD ..................   $    11.83     $    11.40     $    11.37     $    10.55     $     12.42
                                                   ==========     ==========     ==========     ==========     ===========

TOTAL RETURN(b) ................................          9.3%           7.2%           8.6%          (3.8%)           8.0%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...........   $  195,754     $  142,538     $  122,147     $  136,632     $   154,722
Ratio of Expenses to Average Net Assets ........         0.83%          0.83%          0.84%          0.82%           0.83%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................         5.00%          5.67%          6.52%          6.34%           6.31%
Portfolio Turnover Rate ........................           32%            46%            63%            25%             70%

--------------------------------------------------------------------------------

SERIES G (LARGE CAP GROWTH)

                                                         FISCAL YEARS ENDED DECEMBER 31
                                                   ------------------------------------------
                                                     2002(j)         2001(d)       2000(d)(f)
                                                   -----------     -----------     ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ............   $      6.75     $      7.98     $    10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ...................         (0.02)          (0.02)         (0.02)
Net Gain (Loss) on Securities
  (realized and unrealized) ....................         (1.81)          (1.21)         (2.00)
                                                   -----------     -----------     ----------
  Total from investment operations .............         (1.83)          (1.23)         (2.02)
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) .........            --              --             --
Distributions (from Capital Gains)  ............            --              --             --
                                                   -----------     -----------     ----------
  Total Distributions ..........................            --              --             --
                                                   -----------     -----------     ----------
NET ASSET VALUE END OF PERIOD ..................   $      4.92     $      6.75     $     7.98
                                                   ===========     ===========     ==========

TOTAL RETURN(b) ................................         (27.1)%         (15.4)%        (20.2)%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...........   $    29,099     $    15,689     $   12,139
Ratio of Expenses to Average Net Assets ........          1.21%           1.23%          1.28%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................         (0.20)%         (0.30)%        (0.47)%
Portfolio Turnover Rate ........................            48%              4%             5%


--------------------------------------------------------------------------------
                           134 See accompanying notes.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SERIES H (ENHANCED INDEX)

                                                               FISCAL YEARS ENDED DECEMBER 31
                                                   --------------------------------------------------------
                                                      2002           2001           2000          1999(e)
                                                   ----------     ----------     ----------     -----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ............   $     8.62     $     9.95     $    11.15     $     10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ...................         0.05           0.05           0.05            0.04
Net Gain (Loss) on Securities
  (realized and unrealized) ....................        (2.02)         (1.34)         (1.18)           1.19
                                                   ----------     ----------     ----------     -----------
  Total from investment operations .............        (1.97)         (1.29)         (1.13)           1.23
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) .........        (0.10)         (0.04)            --           (0.04)
Distributions (from Capital Gains) .............           --             --             --           (0.04)
Distributions (in excess of Capital Gains) .....           --             --          (0.07)             --
                                                   ----------     ----------     ----------     -----------
  Total Distributions ..........................        (0.10)         (0.04)         (0.07)          (0.08)
                                                   ----------     ----------     ----------     -----------
NET ASSET VALUE END OF PERIOD ..................   $     6.55     $     8.62     $     9.95     $     11.15
                                                   ==========     ==========     ==========     ===========
TOTAL RETURN(b) ................................        (23.0)%        (13.0)%        (10.2)%          12.3%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...........   $   25,052     $   42,112     $   45,820     $    25,023
Ratio of Expenses to Average Net Assets ........         0.99%          0.91%          0.96%           1.04%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................         0.56%          0.57%          0.55%           0.82%
Portfolio Turnover Rate ........................           74%            29%            58%             52%

--------------------------------------------------------------------------------

SERIES I (INTERNATIONAL)

                                                                  FISCAL YEARS ENDED DECEMBER 31
                                                     ---------------------------------------------------------
                                                       2002(m)         2001(d)       2000(c)(d)     1999(c)(e)
                                                     -----------     -----------     ----------     ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ..............   $      7.82     $     10.35     $    13.00     $    10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) .....................         (0.01)          (0.04)         (0.09)         (0.04)
Net Gain (Loss) on Securities
  (realized and unrealized) ......................         (1.60)          (2.49)         (2.56)          3.04
                                                     -----------     -----------     ----------     ----------
  Total from investment operations ...............         (1.61)          (2.53)         (2.65)          3.00
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ...........         (0.02)             --             --             --
Distributions (from Capital Gains) ...............            --              --             --             --
                                                     -----------     -----------     ----------     ----------
  Total Distributions ............................         (0.02)             --             --             --
                                                     -----------     -----------     ----------     ----------
NET ASSET VALUE END OF PERIOD ....................   $      6.19     $      7.82     $    10.35     $    13.00
                                                     ===========     ===========     ==========     ==========

TOTAL RETURN(b) ..................................         (20.6)%         (24.4)%        (20.4)%         30.0%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) .............   $    15,953     $    15,999     $   18,071     $    9,857
Ratio of Expenses to Average Net Assets...........          2.11%           2.25%          2.28%          2.25%
Ratio of Net Investment Income (Loss) to Average
  Net Assets .....................................         (0.22)%         (0.54)%        (0.98)%        (0.70)%
Portfolio Turnover Rate ..........................           190%            175%           139%            98%


--------------------------------------------------------------------------------
                           135 See accompanying notes.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SERIES J (MID CAP GROWTH)

                                                                         FISCAL YEARS ENDED DECEMBER 31
                                                   ------------------------------------------------------------------------
                                                      2002           2001(d)       2000(d)          1999          1998(d)
                                                   -----------     ----------     ----------     -----------     ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ............   $     24.12     $    32.82     $    30.15     $     22.51     $    21.33
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ...................         (0.11)         (0.13)         (0.12)          (0.05)         (0.04)
Net Gain (Loss) on Securities
  (realized and unrealized) ....................         (6.69)         (4.43)          5.37           11.65           3.70
                                                   -----------     ----------     ----------     -----------     ----------
  Total from investment operations .............         (6.80)         (4.56)          5.25           11.60           3.66
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) .........            --             --             --              --          (0.14)
Distributions (from Capital Gains)  ............         (1.27)         (4.14)         (2.58)          (3.96)         (2.34)
                                                   -----------     ----------     ----------     -----------     ----------
  Total Distributions ..........................         (1.27)         (4.14)         (2.58)          (3.96)         (2.48)
                                                   -----------     ----------     ----------     -----------     ----------
NET ASSET VALUE END OF PERIOD ..................   $     16.05     $    24.12     $    32.82     $     30.15     $    22.51
                                                   ===========     ==========     ==========     ===========     ==========

TOTAL RETURN(b) ................................         (29.5)%        (14.9)%         16.8%           61.9%          18.0%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...........   $   293,378     $  470,236     $  603,714     $   429,528     $  271,281
Ratio of Expenses to Average Net Assets ........          0.83%          0.84%          0.82%           0.82%          0.82%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................         (0.56)%        (0.53)%        (0.38)%         (0.25)%        (0.21)%
Portfolio Turnover Rate ........................            41%            39%            33%             55%            94%


--------------------------------------------------------------------------------

SERIES N (MANAGED ASSET ALLOCATION)

                                                                        FISCAL YEARS ENDED DECEMBER 31
                                                   ----------------------------------------------------------------------
                                                      2002           2001           2000           1999           1998
                                                   ----------     ----------     ----------     ----------     ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ............   $    13.63     $    16.08     $    16.94     $    16.01     $    13.88
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ..........................         0.30           0.33           0.39           0.38           0.26
Net Gain (Loss) on Securities
  (realized and unrealized) ....................        (1.59)         (1.10)         (0.52)          1.15           2.26
                                                   ----------     ----------     ----------     ----------     ----------
  Total from investment operations .............        (1.29)         (0.77)         (0.13)          1.53           2.52
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) .........        (0.54)         (0.44)         (0.04)         (0.60)         (0.24)
Distributions (from Realized Gains) ............           --          (1.24)         (0.69)            --          (0.15)
                                                   ----------     ----------     ----------     ----------     ----------
  Total Distributions ..........................        (0.54)         (1.68)         (0.73)         (0.60)         (0.39)
                                                   ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE END OF PERIOD ..................   $    11.80     $    13.63     $    16.08     $    16.94     $    16.01
                                                   ==========     ==========     ==========     ==========     ==========

TOTAL RETURN(b) ................................         (9.6)%         (5.1)%         (0.9)%          9.7%          18.4%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...........   $   67,762     $   87,348     $   88,581     $   98,487     $   76,121
Ratio of Expenses to Average Net Assets ........         1.26%          1.25%          1.25%          1.17%          1.22%
Ratio of Net Investment Income (Loss) to Average
  Net Assets....................................         2.22%          2.34%          2.31%          2.45%          2.49%
Portfolio Turnover Rate ........................          116%            98%            44%            24%            10%


--------------------------------------------------------------------------------
                           136 See accompanying notes.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SERIES O (EQUITY INCOME)

                                                                          FISCAL YEARS ENDED DECEMBER 31
                                                   ------------------------------------------------------------------------
                                                     2002(d)         2001(d)          2000           1999           1998
                                                   -----------     -----------     ----------     ----------     ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ............   $     16.00     $     17.66     $    17.27     $    18.35     $    17.62
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ...................          0.20            0.21           0.31           0.30           0.29
Net Gain (Loss) on Securities
  (realized and unrealized) ....................         (2.26)             --           1.76           0.19           1.30
                                                   -----------     -----------     ----------     ----------     ----------
  Total from investment operations .............         (2.06)           0.21           2.07           0.49           1.59
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) .........         (0.39)          (0.30)         (0.04)         (0.59)         (0.25)
Distributions (from Capital Gains)  ............         (0.38)          (1.57)         (1.64)         (0.98)         (0.61)
                                                   -----------     -----------     ----------     ----------     ----------
  Total Distributions ..........................         (0.77)          (1.87)         (1.68)         (1.57)         (0.86)
                                                   -----------     -----------     ----------     ----------     ----------
NET ASSET VALUE END OF PERIOD ..................   $     13.17     $     16.00     $    17.66     $    17.27     $    18.35
                                                   ===========     ===========     ==========     ==========     ==========

TOTAL RETURN(b) ................................         (13.4)%           1.3%          12.9%           3.1%           9.0%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...........   $   163,555     $   186,826     $  178,756     $  207,022     $  204,070
Ratio of Expenses to Average Net Assets ........          1.09%           1.08%          1.10%          1.09%          1.08%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................          1.40%           1.32%          1.74%          1.66%          1.93%
Portfolio Turnover Rate ........................            23%             21%            68%            35%            20%

--------------------------------------------------------------------------------

SERIES P (HIGH YIELD)

                                                                           FISCAL YEARS ENDED DECEMBER 31
                                                   -------------------------------------------------------------------------
                                                     2002(k)         2001(h)          2000          1999(c)       1998(c)(d)
                                                   -----------     -----------     ----------     -----------     ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ............   $     13.60     $     14.25     $    15.51     $     16.80     $    17.60
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ...................          0.93            1.26           1.12            1.30           0.89
Net Gain (Loss) on Securities
  (realized and unrealized) ....................         (0.88)          (0.63)         (1.36)          (1.08)          0.12
                                                   -----------     -----------     ----------     -----------     ----------
  Total from investment operations .............          0.05            0.63          (0.24)           0.22           1.01
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) .........         (0.86)          (1.28)         (1.02)          (1.37)         (1.63)
Distributions (from Capital Gains)  ............            --              --             --           (0.10)         (0.18)
Return of Capital ..............................            --              --             --           (0.04)            --
                                                   -----------     -----------     ----------     -----------     ----------
  Total Distributions ..........................         (0.86)          (1.28)         (1.02)          (1.51)         (1.81)
                                                   -----------     -----------     ----------     -----------     ----------
NET ASSET VALUE END OF PERIOD ..................   $     12.79     $     13.60     $    14.25     $     15.51     $    16.80
                                                   ===========     ===========     ==========     ===========     ==========

TOTAL RETURN(b) ................................           0.4%            4.4%          (1.5)%           1.3%           5.8%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...........   $    41,381     $    29,384     $   22,616     $    19,152     $   14,949
Ratio of Expenses to Average Net Assets ........          0.88%           0.86%          0.87%           0.18%          0.18%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................          8.12%           8.73%          8.06%           8.55%          8.17%
Portfolio Turnover Rate ........................            80%             80%            34%             29%            87%


--------------------------------------------------------------------------------
                           137 See accompanying notes.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SERIES Q (SMALL CAP VALUE)

                                                        FISCAL YEARS ENDED DECEMBER 31
                                                   -----------------------------------------
                                                      2002          2001(d)       2000(d)(f)
                                                   ----------     -----------     ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ............   $    12.79     $     10.74     $    10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ...................        (0.09)          (0.04)         (0.02)
Net Gain (Loss) on Securities
  (realized and unrealized) ....................        (0.79)           2.41           0.76
                                                   ----------     -----------     ----------
  Total from investment operations .............        (0.88)           2.37           0.74
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) .........           --              --             --
Distributions (from Capital Gains)  ............        (0.67)          (0.32)            --
                                                   ----------     -----------     ----------
  Total Distributions ..........................        (0.67)          (0.32)            --
                                                   ----------     -----------     ----------
NET ASSET VALUE END OF PERIOD ..................   $    11.24     $     12.79     $    10.74
                                                   ==========     ===========     ==========
TOTAL RETURN(b) ................................         (7.0)%          22.2%           7.4%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...........   $   50,830     $    58,198     $   10,427
Ratio of Expenses to Average Net Assets ........         1.22%           1.18%          1.49%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................        (0.59)%         (0.42)%        (0.41)%
Portfolio Turnover Rate ........................           56%             47%            81%

--------------------------------------------------------------------------------

SERIES S (SOCIAL AWARENESS)

                                                                           FISCAL YEARS ENDED DECEMBER 31
                                                   -------------------------------------------------------------------------
                                                      2002          2001(d)         2000(d)          1999          1998(d)
                                                   ----------     -----------     -----------     ----------     -----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ............   $    22.64     $     27.62     $     31.71     $    28.40     $     22.25
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ...................         0.06            0.04           (0.02)          0.07            0.09
Net Gain (Loss) on Securities
  (realized and unrealized) ....................        (5.01)          (3.55)          (4.07)          4.60            6.78
                                                   ----------     -----------     -----------     ----------     -----------
  Total from investment operations .............        (4.95)          (3.51)          (4.09)          4.67            6.87
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) .........        (0.11)             --              --          (0.16)          (0.06)
Distributions (from Capital Gains)  ............           --           (0.53)             --          (1.20)          (0.66)
Distributions (in Excess of Capital Gains) .....           --           (0.94)             --             --              --
                                                   ----------     -----------     -----------     ----------     -----------
  Total Distributions ..........................        (0.11)          (1.47)             --          (1.36)          (0.72)
                                                   ----------     -----------     -----------     ----------     -----------
NET ASSET VALUE END OF PERIOD ..................   $    17.58     $     22.64     $     27.62     $    31.71     $     28.40
                                                   ==========     ===========     ===========     ==========     ===========

TOTAL RETURN(b) ................................        (21.9)%         (13.1)%         (12.9)%         17.2%           31.4%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...........   $  108,658     $   158,686     $   208,709     $  236,576     $   152,641
Ratio of Expenses to Average Net Assets ........         0.83%           0.83%           0.83%          0.82%           0.82%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................         0.29%           0.17%          (0.05)%         0.29%           0.47%
Portfolio Turnover Rate ........................            5%             10%             24%            24%             23%


--------------------------------------------------------------------------------
                           138 See accompanying notes.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SERIES T (TECHNOLOGY)

                                                        FISCAL YEARS ENDED DECEMBER 31
                                                   -----------------------------------------
                                                      2002          2001(d)       2000(d)(f)
                                                   ----------     -----------     ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ............   $     4.65     $      6.13     $    10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ...................        (0.04)          (0.05)         (0.05)
Net Gain (Loss) on Securities
  (realized and unrealized) ....................        (1.71)          (1.43)         (3.82)
                                                   ----------     -----------     ----------
  Total from investment operations .............        (1.75)          (1.48)         (3.87)
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) .........           --              --             --
Distributions (from Capital Gains)  ............           --              --             --
                                                   ----------     -----------     ----------
  Total Distributions ..........................           --              --             --
                                                   ----------     -----------     ----------
NET ASSET VALUE END OF PERIOD ..................   $     2.90     $      4.65     $     6.13
                                                   ==========     ===========     ==========
TOTAL RETURN(b) ................................        (37.6)%         (24.1)%        (38.7)%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...........   $   14,404     $    18,033     $   16,035
Ratio of Expenses to Average Net Assets ........         1.62%           1.46%          1.50%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................        (1.40)%         (1.21)%        (1.23)%
Portfolio Turnover Rate ........................          146%            223%           222%

--------------------------------------------------------------------------------

SERIES V (MID CAP VALUE)

                                                                           FISCAL YEARS ENDED DECEMBER 31
                                                   ------------------------------------------------------------------------
                                                      2002          2001(d)          2000           1999           1998(c)
                                                   ----------     -----------     ----------     ----------     -----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ............   $    23.49     $     22.19     $    16.73     $    14.83     $     13.13
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ...................         0.10            0.09           0.08           0.03            0.03
Net Gain (Loss) on Securities
  (realized and unrealized) ....................        (3.16)           2.31           5.57           2.66            2.14
                                                   ----------     -----------     ----------     ----------     -----------
  Total from investment operations .............        (3.06)           2.40           5.65           2.69            2.17
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) .........        (0.19)          (0.08)            --          (0.05)          (0.08)
Distributions (from Capital Gains)  ............        (1.56)          (1.02)         (0.19)         (0.74)          (0.39)
                                                   ----------     -----------     ----------     ----------     -----------
  Total Distributions ..........................        (1.75)          (1.10)         (0.19)         (0.79)          (0.47)
                                                   ----------     -----------     ----------     ----------     -----------
NET ASSET VALUE END OF PERIOD ..................   $    18.68     $     23.49     $    22.19     $    16.73     $     14.83
                                                   ==========     ===========     ==========     ==========     ===========

TOTAL RETURN(b) ................................        (14.1%)          11.1%          33.8%          18.9%           16.6%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...........   $  147,512     $   166,860     $  115,551     $   42,885     $    18,523
Ratio of Expenses to Average Net Assets ........         0.84%           0.85%          0.84%          0.84%           0.71%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................         0.46%           0.43%          0.55%          0.32%           0.42%
Portfolio Turnover Rate ........................           65%             50%            35%            57%             72%


--------------------------------------------------------------------------------
                           139 See accompanying notes.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SERIES W (MAIN STREET GROWTH & INCOME(R))

                                                        FISCAL YEARS ENDED DECEMBER 31
                                                   -----------------------------------------
                                                      2002          2001(d)       2000(d)(f)
                                                   ----------     -----------     ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ............   $     8.10     $      9.01     $    10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ...................         0.03            0.01             --
Net Gain (Loss) on Securities
  (realized and unrealized) ....................        (1.59)          (0.91)         (0.98)
                                                   ----------     -----------     ----------
  Total from investment operations .............        (1.56)          (0.90)         (0.98)
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) .........        (0.03)          (0.01)         (0.01)
Distributions (from Capital Gains)  ............           --              --             --
                                                   ----------     -----------     ----------
  Total Distributions ..........................        (0.03)          (0.01)         (0.01)
                                                   ----------     -----------     ----------
NET ASSET VALUE END OF PERIOD ..................   $     6.51     $      8.10     $     9.01
                                                   ==========     ===========     ==========

TOTAL RETURN(b) ................................        (19.3)%         (10.0)%         (9.8)%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...........   $   30,559     $    37,579     $   26,638
Ratio of Expenses to Average Net Assets ........         1.24%           1.25%          1.23%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................         0.37%           0.14%          0.14%
Portfolio Turnover Rate ........................           92%             67%            57%

--------------------------------------------------------------------------------

SERIES X (SMALL CAP GROWTH)

                                                                           FISCAL YEARS ENDED DECEMBER 31
                                                   -------------------------------------------------------------------------
                                                      2002(l)         2001           2000          1999(c)         1998(c)
                                                   -----------     ----------     ----------     -----------     -----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ............   $     12.66     $    17.55     $    19.40     $     10.67     $      9.60
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ...................         (0.10)         (0.09)         (0.07)             --            0.02
Net Gain (Loss) on Securities
  (realized and unrealized) ....................         (3.26)         (4.80)         (1.59)           9.27            1.07
                                                   -----------     ----------     ----------     -----------     -----------
  Total from investment operations .............         (3.36)         (4.89)         (1.66)           9.27            1.09
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) .........            --             --             --           (0.02)          (0.02)
Distributions (from Capital Gains)  ............            --             --             --           (0.52)             --
Distributions (in excess of Capital Gains) .....            --             --          (0.18)             --              --
Return of Capital ..............................            --             --          (0.01)             --              --
                                                   -----------     ----------     ----------     -----------     -----------
  Total Distributions ..........................            --             --          (0.19)          (0.54)          (0.02)
                                                   -----------     ----------     ----------     -----------     -----------
NET ASSET VALUE END OF PERIOD ..................   $      9.30     $    12.66     $    17.55     $     19.40     $     10.67
                                                   ===========     ==========     ==========     ===========     ===========

TOTAL RETURN(b) ................................         (26.5)%        (27.9)%         (8.7)%          87.2%           11.5%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...........   $    48,193     $   73,408     $  114,283     $    44,095     $     5,621
Ratio of Expenses to Average Net Assets ........          1.15%          1.15%          1.13%           0.57%           0.59%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................         (0.89)%        (0.66)%        (0.44)%            --            0.26%
Portfolio Turnover Rate ........................           282%           353%           335%            283%            367%


--------------------------------------------------------------------------------
                           140 See accompanying notes.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SERIES Y (SELECT 25)

                                                               FISCAL YEARS ENDED DECEMBER 31
                                                   ---------------------------------------------------------
                                                      2002           2001          2000(d)         1999(e)
                                                   ----------     ----------     -----------     -----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ............   $     9.35     $    10.38     $     12.37     $     10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ...................        (0.01)         (0.02)          (0.02)          (0.01)
Net Gain (Loss) on Securities
  (realized and unrealized) ....................        (2.48)         (1.01)          (1.97)           2.38
                                                   ----------     ----------     -----------     -----------
  Total from investment operations .............        (2.49)         (1.03)          (1.99)           2.37
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) .........           --             --              --              --
Distributions (from Capital Gains)  ............           --             --              --              --
                                                   ----------     ----------     -----------     -----------
  Total Distributions ..........................           --             --              --              --
                                                   ----------     ----------     -----------     -----------
NET ASSET VALUE END OF PERIOD ..................   $     6.86     $     9.35     $     10.38     $     12.37
                                                   ==========     ==========     ===========     ===========

TOTAL RETURN(b) ................................        (26.6)%         (9.9)%         (16.1)%          23.7%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...........   $   34,286     $   52,998     $    65,011     $    31,399
Ratio of Expenses to Average Net Assets ........         0.89%          0.88%           0.89%           0.97%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................        (0.18)%        (0.20)%         (0.16)%         (0.16)%
Portfolio Turnover Rate ........................           34%            38%             68%             54%






--------------------------------------------------------------------------------
                           141 See accompanying notes.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

(a) Net investment income per share has been calculated using the weighted monthly average number of capital shares outstanding.

(b) Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a series of SBL Fund are available only through the purchase of such products.

(c) Fund expenses for Series I, P, V and X were reduced by the Investment Manager during the period. Expense ratios absent such reimbursement would have been as follows:

             2002     2001     2000     1999      1998
             ----     ----     ----     ----      ----
Series I       --       --     2.38%    4.20%       --
Series P       --       --       --     0.86%     0.93%
Series V       --       --       --       --      0.89%
Series X       --       --       --     1.33%     1.59%

(d) Expense ratios were calculated without the reduction for earnings credits and marketing fees paid indirectly. Expense ratios with such reductions would have been as follows:

           2002    2001    2000    1999   1998
           ----    ----    ----    ----   ----
Series A     --    0.82%   0.82%     --   0.81%
Series B   0.82%   0.83%   0.82%     --   0.80%
Series C     --      --      --      --   0.57%
Series E     --      --      --      --   0.83%
Series G     --    1.22%   1.23%     --     --
Series I     --    2.24%   2.24%     --     --
Series J     --    0.83%   0.82%     --   0.82%
Series O   1.08%   1.08%     --      --     --
Series P     --      --      --      --   0.18%
Series Q     --    1.17%   1.23%     --     --
Series S     --    0.84%   0.83%     --   0.82%
Series T     --    1.44%   1.48%     --     --
Series V     --    0.83%     --      --     --
Series W     --    1.24%   1.17%     --     --
Series Y     --      --    0.89%     --     --

(e) Series H, I and Y were initially capitalized on May 3, 1999, with a net asset value of $10 per share. Percentage amounts for the period have been annualized, except for total return.

(f) Series G, Q, T and W were initially capitalized on May 1, 2000 with net asset values of $10 per share. Percentage amounts for the period have been annualized, except for total return.

(g) The Dreyfus Corporation became Subadvisor of Series B effective January 2, 2001. Prior to January 2, 2001, advisory services were provided by the Investment Manager.

(h) As required, effective January 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on fixed income securities. The effect of this change for the period ended December 31, 2001, was to decrease net investment income per share by less than 1/2 of a cent, increase net realized and unrealized gains and losses per share by less than 1/2 of a cent and increase (decrease) the ratio of net investment income to average net assets from (0.02%) to 0.12%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(i) The financial highlights for Series D as set forth herein exclude the historical financial highlights of Series M. The assets of Series M were acquired by Series D on August 27, 2002.

(j) The financial highlights for Series G as set forth herein exclude the historical financial highlights of Series L. The assets of Series L were acquired by Series G on August 27, 2002.

(k) The financial highlights for Series P as set forth herein exclude the historical financial highlights of Series K. The assets of Series K were acquired by Series P on August 27, 2002.

(l)  RS Investments, Inc., became the Subadvisor of Series X effective
     September 3, 2002. Prior to September 3, 2002, Security Management Company, LLC (SMC) paid Strong Capital Management, Inc., for sub-advisory services.

(m) Templeton/Franklin Investment Services, Inc., became the Subadvisor of Series I effective September 3, 2002. Prior to September 3, 2002, Security Management Company, LLC (SMC) paid Deutsche Asset Management, Inc., for sub-advisory services.


--------------------------------------------------------------------------------
                           142 See accompanying notes.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002


1. SIGNIFICANT ACCOUNTING POLICIES

     SBL Fund (The Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company of the series type. Each series, in effect, represents a separate fund. The Fund is required to account for the assets of each series separately and to allocate general liabilities of the Fund to each series based on the net asset value of each series. Shares of the Fund will be sold only to separate accounts of Security Benefit Life Insurance Company (SBL). The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

     A. SECURITIES VALUATION - Valuations of the Fund's securities are supplied by pricing services approved by the Board of Directors. The Fund's officers, under the general supervision of the Board of Directors, regularly review procedures used by, and valuations provided by, the pricing service. Securities listed or traded on a recognized securities exchange are valued on the basis of the last sales price. If there are no sales on a particular day, then the securities are valued at the last bid price. If a security is traded on multiple exchanges, its value will be based on the price from the principal exchange where it is traded. All other securities for which market quotations are avail-able are valued on the basis of the current bid price. If there is no bid or if the bid price is deemed to be unsatisfactory by the Board of Directors or by the Fund's investment manager, then the securities are valued in good faith by such method as the Board of Directors deter- mines will reflect the fair value. The Fund generally will value short- term debt securities at prices based on market quotations for such securities or securities of similar type, yield, quality and duration, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost which approximates market value.

     Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of foreign securities are determined as of the close of such foreign markets or the close of the New York Stock Exchange, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Investment in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

     B. REPURCHASE AGREEMENTS - In connection with transactions in repurchase agreements, it is the Funds' policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

     C. FOREIGN CURRENCY TRANSACTIONS - The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such trans- actions.

     The series which invest in foreign securities and currencies do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuation arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

     Net realized foreign exchange gains or losses arise from sales of portfolio securities, sales of foreign currencies, and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of portfolio securities and other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

     D. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - The Fund may enter into forward foreign exchange contracts in connection with foreign currency risk from purchase or sale of securities denominated in foreign currency. A series may also enter into such contracts to manage the effect of changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are settled and are reflected in the Statement of Operations. These contracts involve market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The face or contract amount in U.S. dollars reflects the total exposure the Series have in that particular currency contract. Losses may arise due to changes in the value of the foreign currency or if the counter party does not perform under the contract.

     E. FUTURES - The Fund may utilize futures contracts to a limited extent, with the objectives of maintaining full exposure to the underlying stock markets, enhancing returns, maintaining liquidity, minimizing transaction costs and hedging possible variations in foreign exchange rates. The Fund may purchase or sell financial and foreign currency futures contracts to immediately position incoming cash in the market, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. Returns may be enhanced by purchasing futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks contained in the indices and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are valued based on their quoted daily settlement prices. Upon entering into a futures contract, the series is required to deposit cash or liquid securities, representing the initial margin, equal to a certain percentage of the contract value. Subsequent changes in the



--------------------------------------------------------------------------------

DECEMBER 31, 2002


value of the contract, or variation margin, are recorded as unrealized gains or losses. The variation margin is paid or received in cash daily by the series. The series realizes a gain or loss when the contract is closed or expires.

     F. OPTIONS WRITTEN - The Fund may purchase put and call options and write such options on a covered basis on securities that are traded on recognized securities exchanges and over-the-counter markets. Call and put options on securities give the holder the right to purchase or sell, respectively, (and the writer the obligation to sell or purchase) a security at a specified price, until a certain date. The primary risks associated with the use of options are an imperfect correlation between the change in market value of the securities held by the series and the price of the option, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

     The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

     G. SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security trans- actions are accounted for on the date the securities are purchased or sold. Realized gains and losses are reported on an identified cost basis. Dividend income less foreign taxes withheld (if any) are recorded on the ex-dividend date. Interest income is recognized on the accrual basis, including the amortization of premiums and accretion of discounts on debt securities.

     H. DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes.

     I. TAXES - The Fund complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed all of its taxable net income and net realized gains sufficient to relieve it from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

     J. EARNINGS CREDITS - Under the fee schedule with the custodian, the Fund earns credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits.

     K. SECURITIES LENDING - Certain of the Series may lend up to 33 1/3% of the total value of its total assets to broker/dealers, banks, or other institutional borrowers of securities in order to earn additional income. Each series receives compensation in the form of fees, or it retains a portion of interest on the investment of any cash received as collateral. The series also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the series. The series has the right under the lending agreement to recover the securities from the borrower on demand.

     L. USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES Management fees are payable to Security Management Company, LLC (SMC) under an investment advisory contract at an annual rate of .50% of the average daily net assets for Series C, .75% for Series A, B, E, H, J, P, S, V and Y, 1.00% for Series D, G, N, O, Q, T, W and X and 1.10% for Series I.

     SMC pays OppenheimerFunds, Inc. an annual fee equal to a percentage of the average daily closing value of the combined average daily net assets of SBL Series D and another Fund managed by SMC, Security Equity Fund Global Series, computed on a daily basis as follows:

Combined Average Daily Net Assets of the Series   Annual Fees
-----------------------------------------------   -----------
$0 to $300 Million ............................           .35%
$300 Million to $750 Million ..................           .30%
$750 million or more ..........................           .25%

SMC also pays OppenheimerFunds, Inc. an annual fee equal to a percentage of the average daily net assets of Series W, computed on a daily basis as follows:

Average Daily Net Assets of the Series   Annual Fees
--------------------------------------   -----------
$0 to $50 Million ....................           .35%
$50 Million to $250 Million ..........           .30%
$250 million or more .................           .25%

     SMC pays T. Rowe Price Associates, Inc. an annual fee equal to .50% of the first $25,000,000 of average daily net assets of Series N and .35% of the average daily net assets of Series N in excess of $25,000,000 for management services provided to that Series. SMC also pays T. Rowe Price Associates, Inc. an annual fee equal to .50% of the first $20,000,000 of average daily net assets of Series O and .40% of the average daily net assets in excess of $20,000,000 for management services provided to Series O.

     Prior to September 3, 2002, SMC paid Strong Capital Management, Inc. with respect to Series Q and X, an annual fee based on the combined average net assets of the Series and another Fund managed by SMC, Security Equity Fund Small Cap Growth Series. The fees for these services are out-lined below:

Average Daily Net Assets of the Series   Annual Fees
--------------------------------------   -----------
Less Than $150 Million ...............           .50%
$150 Million to $500 Million .........           .45%
$500 million or more .................           .40%

     Effective September 3, 2002, RS Investments began providing investment advisory services to Series X and another fund managed by SMC, Security Equity Fund SmallCap Growth Series. For the services provided to the Series X, SMC pays RS Investments, an annual fee equal to a percentage of the average daily closing value of the combined net assets of Series X and Security Equity Fund SmallCap


--------------------------------------------------------------------------------

DECEMBER 31, 2002


Growth Series, computed on a daily basis as follows:

Combined Average Daily Net Assets   Annual Fees
---------------------------------   -----------
$0 to $100 Million ..............          0.55%
$100 Million to $400 Million ....          0.50%
Over $400 Million ...............          0.45%

     Deutsche Asset Management, Inc. furnishes investment advisory services to Series H and Series I (through September 2, 2002). For such services to Series H, SMC pays Deutsche Asset Management, Inc. an annual fee equal to a percentage of the average daily closing value of the combined net assets of Series H and another Fund, managed by SMC, Security Equity Fund Enhanced Index Series, as follows:

Combined Average Daily Net Assets of the Series   Annual Fees
-----------------------------------------------   -----------
$0 to $100 Million ............................           .20%
$100 Million to $300 Million ..................           .15%
$300 million or more ..........................           .13%

     SMC also pays Deutsche Asset Management, Inc. a minimum fee of $200,000. For the services provided to Series I, SMC pays Deutsche Asset Management, Inc. an annual fee equal to a percentage of the average daily closing value of the combined net assets of Series I and another Fund managed by SMC, Security Equity Fund International Series, computed on a daily basis as follows:

Combined Average Daily Net Assets of the Series   Annual Fees
-----------------------------------------------   -----------
$0 to $200 Million ............................           .60%
$200 Million or more ..........................           .55%

     Effective September 3, 2002, Templeton Investment Counsel, LLC began providing investment advisory services to the Series I and another fund managed by SMC, Security Equity Fund International Series. For the services provided to the Series I, SMC pays Templeton Investment Counsel, LLC an annual fee equal to a percentage of the average daily closing value of the combined net assets of Series I and another fund managed by SMC, Security Equity Fund International Series, computed on a daily basis as follows:

Combined Average Daily Net Assets of the Series   Annual Fees
-----------------------------------------------   -----------
$0 to $50 Million .............................          .625%
$50 Million to $200 Million ...................          .465%
$200 Million to $500 Million ..................          .375%
Over $500 Million .............................          .350%

     For the services provided to Series T, SMC pays Wellington Management an annual fee equal to .50% of the average net assets of Series T.

     SMC pays the Dreyfus Corporation an annual fee equal to .25% of the average daily closing value of the combined net assets of Series B and another fund managed by SMC, Security Large Cap Value Fund (formerly Security Growth & Income
Fund) computed on a daily basis. Beginning January 1, 2002, the Dreyfus Corporation agreed to waive .10% of the average daily closing value of the combined net assets of Series B and another fund managed by SMC, Security Large Cap Value Fund, computed on a daily basis until December 31, 2006.

     The investment advisory contract between the Fund and SMC provides that the total annual expenses of each series (including management fees, but excluding interest, taxes, brokerage commissions and extraordinary expenses) will not exceed the level of expenses which the series is permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Fund are then offered for sale. For the year ended December 31, 2002, SMC agreed to limit the total expenses for Series P, V, and X to an annual rate of 2% of the average daily net asset value of each respective series, limit Series I and Series T to an annual rate of 2.25% and limit Series G, H, Q, W and Y to an annual rate of 1.75%.

     The Fund has entered into a contract with SMC for transfer agent services and administrative services provided to the Fund. The administrative services provided by SMC principally include all fund and portfolio accounting and regulatory filings. For providing these services, SMC receives a fee at the annual rate of .045% of the average daily net assets of the Series A, B, C, D, E, I, J, N, O, P, S, T and V, plus the greater of .10% of the average daily net assets of Series D, I, N and T, or $60,000. With respect to series G, H, Q, W, X, and Y, SMC receives a fee at an annual rate of .09% of the average daily net assets of the series.

     The Fund has directed SMC and certain of the sub-advisors to execute certain portfolio trades with broker/dealers in a manner that will benefit the Fund. Security Distributors, Inc. (SDI), a wholly-owned subsidiary of Security Benefit Group, Inc., a financial services holding company, is a national distributor for SBL Fund. These broker/dealers have agreed to either direct a portion of their brokerage commissions to SDI for use in promoting the distribution of Fund shares, or to provide brokerage credits, benefits or other services to be used to promote distribution of Fund shares (the "Brokerage Enhancement Plan"). The duty to seek best execution still applies to these portfolio trades. For the year ended December 31, 2002, the amounts generated under the Brokerage Enhancement Plan were as follows: Series A $1,404, Series B $374,395, Series G $24, Series J $1,549, Series O $22,286, Series S $112, Series V $763, and Series Y $38.


--------------------------------------------------------------------------------

DECEMBER 31, 2002


3. UNREALIZED APPRECIATION/DEPRECIATION OF INVESTMENT SECURITIES

     For federal income tax purposes, the amounts of unrealized appreciation (depreciation) for each Series' investments were as follows:

                                 AGGREGATE GROSS   AGGREGATE GROSS    NET UNREALIZED
                                   UNREALIZED        UNREALIZED        APPRECIATION
                                  APPRECIATION      DEPRECIATION      (DEPRECIATION)
                                 ---------------   ---------------    --------------
SERIES A
  (Equity) ...................   $    82,858,484   $   (84,660,602)   $   (1,802,118)
SERIES B
  (Large Cap Value) ..........         8,209,055       (58,797,492)      (50,588,437)
SERIES C
  (Money Market) .............            26,786            (1,862)           24,924
SERIES D
  (Global)  ..................        25,647,854       (72,318,629)      (46,670,775)
SERIES E
  (Diversified Income)  ......        11,255,823        (5,273,823)        5,982,000
SERIES G
  (Large Cap Growth) .........           310,574        (8,985,163)       (8,674,589)
SERIES H
  (Enhanced Index) ...........           606,074       (10,231,042)       (9,624,968)
SERIES I
  (International)  ...........           334,538        (1,618,772)       (1,284,234)
SERIES J
  (Mid Cap Growth) ...........        45,764,792      (112,237,115)      (66,472,323)
SERIES N
  (Managed Asset
   Allocation) ...............         2,957,095        (9,054,933)       (6,097,838)
SERIES O
  (Equity Income)  ...........         8,847,970       (34,413,555)      (25,565,585)
SERIES P
  (High Yield) ...............         1,490,714        (6,852,964)       (5,362,250)
SERIES Q
  (Small Cap Value) ..........         6,636,537       (11,282,256)       (4,645,719)
SERIES S
  (Social Awareness) .........        15,957,969       (32,186,629)      (16,228,660)
SERIES T
  (Technology) ...............           354,301        (3,054,936)       (2,700,635)
SERIES V
  (Mid Cap Value) ............        15,632,292       (28,155,013)      (12,522,721)
SERIES W
  (Main Street Growth
   & Income)  ................           848,912        (5,575,030)       (4,726,118)
SERIES X
  (Small Cap Growth) .........         3,196,722        (2,377,561)          819,161
SERIES Y
  (Select 25) ................           802,211       (10,872,824)      (10,070,613)

     4. INVESTMENT TRANSACTIONS Investment transactions for the year ended December 31, 2002, (excluding overnight investments and short-term debt securities) are as follows:

                                                   PROCEEDS
                                     PURCHASES    FROM SALES
                                    -----------   -----------
SERIES A
  (Equity) ...................      152,813,916   250,987,802
SERIES B
  (Large Cap Value) ..........      309,276,548   352,132,470
SERIES C
  (Money Market) .............               --            --
SERIES D
  (Global)  ..................      171,354,888   203,186,510
SERIES E
  (Diversified Income)  ......      105,876,228    51,526,678
SERIES G
  (Large Cap Growth) .........       32,375,571     8,872,998
SERIES H
  (Enhanced Index) ...........       24,453,924    30,314,877
SERIES I
  (International)  ...........       31,825,566    28,047,352
SERIES J
  (Mid Cap Growth) ...........      148,047,433   175,106,229
SERIES N
  (Managed Asset
   Allocation) ...............       89,098,118    97,863,051
SERIES O
  (Equity Income)  ...........       47,811,020    40,265,925
SERIES P
  (High Yield) ...............       37,059,155    25,134,147
SERIES Q
  (Small Cap Value) ..........       37,206,609    34,259,033
SERIES S
  (Social Awareness) .........        6,566,935    25,465,472
SERIES T
  (Technology) ...............       22,707,882    19,597,404
SERIES V
  (Mid Cap Value) ............      122,571,456   109,502,304
SERIES W
  (Main Street Growth
   & Income)  ................       34,309,004    33,036,634
SERIES X
  (Small Cap Growth) .........      154,072,407   159,894,621
SERIES Y
  (Select 25) ................       12,991,533    17,907,761



--------------------------------------------------------------------------------

DECEMBER 31, 2002

5. FORWARD FOREIGN EXCHANGE CONTRACTS

     At December 31, 2002, Series D had the following open forward foreign exchange contracts to buy or sell currency (excluding foreign currency contracts used for purchase and sale settlements):


                                                                                                               NET UNREALIZED
CONTRACTS                    SETTLEMENT         FOREIGN CURRENCY TO      AMOUNT TO BE        U.S. $ VALUE       APPRECIATION
 TO SELL                        DATE                BE DELIVERED       RECEIVED IN U.S.$    AS OF 12/31/02     (DEPRECIATION)
---------                    ----------         -------------------    -----------------    --------------     --------------
SERIES D
Japanese Yen              05/01/03-05/02/03        2,014,957,711           $16,450,00         $17,059,097        $(609,097)

6. OPEN FUTURES CONTRACTS

                                              NUMBER OF     EXPIRATION      CONTRACT        MARKET       UNREALIZED
                                POSITION      CONTRACTS        DATE          AMOUNT          VALUE       GAIN (LOSS)
                                --------      ---------     ----------     ----------     -----------    -----------
SERIES A
S&P 500 Index Future              Long           64           06/20/03     $    14,19     $14,062,400    $  (131,200)
                                                                                                         ===========
SERIES H
S&P 500 Index Future              Long           10           06/20/03      2,265,560         197,250    $   (68,310)
S&P 500 E-Mini Future             Long           10           03/21/03        444,075         439,500         (4,575)
                                                                                                         -----------
                                                                                                         $   (72,885)
                                                                                                         ===========



--------------------------------------------------------------------------------

DECEMBER 31, 2002

7. Capital share transactions

     The Fund is authorized to issue unlimited number of shares in an unlimited number of classes. Transactions in the capital shares of the Fund for the years ending December 31, 2002 and 2001, respectively, were as follows:

                                                                                                          2002          2002
                         2002         2002         2002        2002         2002           2002         INCREASE      INCREASE
                        SHARES       AMOUNT       SHARES      AMOUNT       SHARES         AMOUNT       (DECREASE)    (DECREASE)
                         SOLD         SOLD      REINVESTED  REINVESTED    REDEEMED       REDEEMED        SHARES        AMOUNT
                      ----------  ------------  ----------  -----------  -----------   -------------   ----------   ------------
SERIES A
(Equity)               7,260,384  $138,505,392     268,903  $ 5,071,133  (12,116,332)  $(230,718,755)  (4,587,045)  $(87,142,230)

SERIES B
(Large Cap Value)      4,676,076    74,306,264     536,053    8,553,190   (8,723,011)   (136,224,535)  (3,510,882)   (53,365,081)

SERIES C
(Money Market)        33,430,237   399,505,225     459,451    5,440,785  (34,728,637)   (415,018,862)    (838,949)   (10,072,852)

SERIES D
(Global)              25,626,508   145,865,165      89,187      437,908  (35,415,183)   (198,960,789)  (9,699,488)   (52,657,716)

SERIES E
(Diversified Income)  13,627,452   155,226,900     651,903    7,170,930  (10,237,950)   (116,699,246)   4,041,405     45,698,584

SERIES G
(Large Cap Growth)     4,601,888    28,011,321          --           --   (3,588,641)    (19,156,784)   1,013,247      8,854,537

SERIES H
(Enhanced Index)       3,152,162    23,351,286      57,901      434,212   (4,267,271)    (30,644,293)  (1,057,208)    (6,858,795)

SERIES I
(International)        4,779,331    32,291,442       8,585       53,140   (4,258,911)    (28,841,127)     529,005      3,503,455

SERIES J
(Mid Cap Growth)       6,202,929   117,507,106   1,151,899   24,431,773   (8,579,163)   (161,413,212)  (1,224,335)   (19,474,333)

SERIES N
(Managed Asset
Allocation)            1,513,854    19,211,866     258,250    3,220,283   (2,436,607)    (30,555,376)    (664,503)    (8,123,227)

SERIES O
(Equity Income)        5,511,289    80,235,397     615,989    9,226,862   (5,389,230)    (76,430,884)     738,048     13,031,375

SERIES P
(High Yield)           2,604,076    35,483,365     195,914    2,505,696   (3,066,967)    (40,807,283)    (266,977)    (2,818,222)

SERIES Q
(Small Cap Value)      6,124,920    79,310,475     256,159    2,945,948   (6,408,672)    (79,798,979)     (27,593)     2,457,444

SERIES S
(Social Awareness)     1,255,082    24,740,101      34,954      680,253   (2,119,150)    (40,984,098)    (829,114)   (15,563,744)

SERIES T
(Technology)           3,255,619    11,164,406          --           --   (2,157,348)     (7,631,430)   1,098,271      3,532,976

SERIES V
(Mid Cap Value)        5,090,314   108,600,427     596,019   12,984,871   (4,893,675)    (98,182,744)     792,658     23,402,554

SERIES W
(Main Street Growth
  & Income)            2,900,937    21,037,042      20,304      134,209   (2,866,195)    (19,902,732)      55,046      1,268,519

SERIES X
(Small Cap Growth)     4,109,274    43,855,158          --           --   (4,726,160)    (50,113,589)    (616,886)    (6,258,431)

SERIES Y
(Select 25)            2,264,215    17,624,964          --           --   (2,938,619)    (23,094,553)    (674,404)    (5,469,589)


--------------------------------------------------------------------------------

DECEMBER 31, 2002


7. CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                                                                           2001          2001
                         2001         2001         2001         2001          2001          2001         INCREASE      INCREASE
                        SHARES       AMOUNT       SHARES       AMOUNT        SHARES        AMOUNT       (DECREASE)    (DECREASE)
                         SOLD         SOLD      REINVESTED   REINVESTED     REDEEMED      REDEEMED        SHARES        AMOUNT
                      ----------  ------------  ----------  ------------  -----------   -------------   ----------   ------------
SERIES A
(Equity)               7,499,379  $178,116,901   4,526,000  $107,311,470  (11,930,246)  $(276,386,799)      95,133   $  9,041,572
SERIES B
(Large Cap Value)      4,853,323    90,260,669     403,097     7,719,301   (9,308,729)   (172,609,717)  (4,052,309)   (74,629,747)
SERIES C
(Money Market)        31,724,489   385,282,870     626,075     7,431,503  (30,990,924)   (377,601,082)   1,359,640     15,113,291
SERIES D
(Global)              22,773,191   149,615,544  11,896,677    79,707,732  (33,002,443)   (212,854,393)   1,667,425     16,468,883
SERIES E
(Diversified Income)   7,793,372    87,781,884     741,276     8,065,085   (6,771,958)    (76,050,744)   1,762,690     19,796,225
SERIES G
(Large Cap Growth)     1,650,578    11,599,198          --            --     (845,830)     (5,846,920)     804,748      5,752,278
SERIES H
(Enhanced Index)       2,046,173    18,036,936      19,966       185,486   (1,787,547)    (15,736,909)     278,592      2,485,513
SERIES I
(International)        1,264,199    11,086,977          --            --     (963,353)     (8,470,088)     300,846      2,616,889
SERIES J
(Mid Cap Growth)       6,891,588   168,606,617   2,874,142    75,216,279   (8,664,627)   (213,520,420)   1,101,103     30,302,476
SERIES N
(Managed Asset
Allocation)            2,366,435    33,062,166     657,293     9,195,530   (2,126,274)    (29,747,067)     897,454     12,510,629
SERIES O
(Equity Income)        4,442,061    70,989,501   1,202,495    18,951,313   (4,087,232)    (65,016,915)   1,557,324     24,923,899
SERIES P
(High Yield)           2,108,955    30,889,497     184,436     2,521,046   (1,719,946)    (25,183,538)     573,445      8,227,005
SERIES Q
(Small Cap Value)      6,308,108    77,807,447      94,228     1,188,932   (2,825,081)    (34,841,391)   3,577,255     44,154,988
SERIES S
(Social Awareness)     1,332,904    32,172,005     448,784    10,986,247   (2,326,865)    (54,768,999)    (545,177)   (11,610,747)
SERIES T
(Technology)           3,225,939    17,193,888          --            --   (1,963,908)     (9,727,520)   1,262,031      7,466,368
SERIES V
(Mid Cap Value)        5,123,707   116,045,852     276,853     6,115,683   (3,503,827)    (78,310,945)   1,896,733     43,850,590
SERIES W
(Main Street Growth
  & Income)            2,693,386    22,493,228       5,693        46,337   (1,013,538)     (8,440,592)   1,685,541     14,098,973
SERIES X
(Small Cap Growth)     4,991,847    66,567,166          --            --   (5,704,520)    (76,425,799)    (712,673)    (9,858,633)
SERIES Y
(Select 25)            2,155,302    20,148,548          --            --   (2,748,130)    (25,054,840)    (592,828)    (4,906,292)



--------------------------------------------------------------------------------

DECEMBER 31, 2002


8. OPTIONS WRITTEN

     Transactions in options written for Series I for the year ended December 31, 2002 were as follows:

CALL OPTIONS WRITTEN

                               Number of       Premium
                               Contracts       Amount
                               ----------    ----------
Balance at December 31, 2001       20,447    $   24,652
Opened                          3,451,276        10,726
Bought Back                      (577,371)       (2,263)
Expired                        (2,894,352)      (33,115)
Exercised                              --            --
                               ----------    ----------
Balance at December 31, 2002           --            --
                               ==========    ==========

     The following options written were outstanding for Series J for the year ended December 31, 2002:

CALL OPTIONS WRITTEN

                              Expiration     Exercise   Number of     Market
Common Stock                     Date          Price    Contract       Value
------------                  ----------     --------   ---------     -------
Aflac, Inc.                     02/21/03     $  35.00         440     $ 4,400
Apache Corporation              01/17/03        60.00         280      11,200
                                                                      -------
Total call options outstanding (premiums received, $156,235)          $15,600
                                                                      =======

PUT OPTIONS WRITTEN

                              Expiration    Exercise   Number of      Market
Common Stock                     Date        Price     Contract       Value
------------                  ----------    --------   ---------     -------
Fred's, Inc.                    01/17/03    $  25.00         600     $42,000
Micromuse, Inc.                 04/17/03        2.50         560      14,000
                                                                     -------
Total put options outstanding (premiums received, $140,490)          $56,000
                                                                     =======

     Transactions in options written for Series J for the year ended December 31, 2002 were as follows:

CALL OPTIONS WRITTEN

                               Number of      Premium
                               Contracts       Amount
                               ----------    ----------
Balance at December 31, 2001        6,942    $1,527,983
Opened                              8,023     1,838,669
Bought Back                        (1,140)     (559,825)
Expired                            (7,602)   (1,629,845)
Exercised                          (5,503)   (1,020,747)
                               ----------    ----------
Balance at December 31, 2002          720    $  156,235
                               ==========    ==========

PUT OPTIONS WRITTEN

                               Number of      Premium
                               Contracts       Amount
                               ----------    ----------
Balance at December 31, 2001        2,195    $  413,128
Opened                             15,842     2,148,449
Bought Back                          (172)      (95,801)
Expired                            (6,687)     (987,250)
Exercised                         (10,018)   (1,338,036)
                               ----------    ----------
Balance at December 31, 2002        1,160    $  140,490
                               ==========    ==========

     The following options written were outstanding for Series Q for the year ended December 31, 2002:

CALL OPTIONS WRITTEN

                                         Expiration   Exercise   Number of   Market
Common Stock                                Date       Price     Contracts    Value
------------                             ----------   --------   ---------   -------
Andrx Corporation                          01/17/03   $  15.00          10   $   850
Andrx Corporation                          02/21/03      12.50           5     1,450
Andrx Corporation                          02/21/03      15.00          10     1,450
Andrx Corporation                          03/21/03      17.50          10     1,100
Apex Silver Mines, Ltd.                    04/17/03      15.00           5       875
Apex Silver Mines, Ltd.                    04/17/03      17.50           5       500
Applera Corporation
  Applied Biosystems
  Group                                    01/17/03      17.50           5       500
Applera Corporation
  Applied Biosystems
  Group                                    01/17/03   $  20.00           5   $   100
Applera Corporation
  Applied Biosystems
  Group                                    02/21/03      17.50           5       800
Applera Corporation
  Applied Biosystems
  Group                                    02/21/03      20.00           5       350
Applera Corporation
  Applied Biosystems
  Group                                    03/21/03      22.50           5       325
BJ Services Company                        01/17/03      32.50          15     1,875
BJ Services Company                        01/17/03      35.00           5       125
BJ Services Company                        02/21/03      35.00           5       650
BJ Services Company                        07/18/03      37.50           5     1,225
BJ Services Company                        07/18/03      40.00           5       900
Black Box Corporation                      01/17/03      40.00          10     5,100
Black Box Corporation                      01/17/03      45.00          10     1,650
Black Box Corporation                      01/17/03      50.00           5        75
Black Box Corporation                      03/21/03      40.00          15    10,200
Black Box Corporation                      03/21/03      45.00           5     2,000
Black Box Corporation                      03/21/03      50.00          20     3,900
Black Box Corporation                      03/21/03      55.00           5       450
Black Box Corporation                      06/20/03      45.00           5     2,800
Chesapeake Corporation                     01/17/03      15.00           5     1,425
Chesapeake Corporation                     02/21/03      17.50          10       850
Chesapeake Corporation                     05/16/03      17.50          25     3,250
Cirrus Logic, Inc.                         03/21/03       2.50          10       700
Cirrus Logic, Inc.                         03/21/03       5.00           5        50
Coherent, Inc.                             01/17/03      20.00           5       350
Coherent, Inc.                             02/21/03      17.50           5     1,450
Dura Automotive Systems, Inc.              01/17/03      10.00          10       450
Dura Automotive Systems, Inc.              03/21/03      10.00           5       675
EarthLink, Inc.                            04/17/03       7.50           5        75
EGL, Inc.                                  05/16/02      17.50           5       300
EGL, Inc.                                  01/17/03      15.00          10       200
EGL, Inc.                                  02/21/03      15.00           5       350
EGL, Inc.                                  05/16/06      15.00           5       750
Encore Wire Corporation                    02/21/03      10.00          15       375
Encore Wire Corporation                    05/16/03      10.00          10       700
FMC Corporation                            01/17/03      25.00          10     2,400
FMC Corporation                            01/17/03      30.00           5       100
FMC Corporation                            02/21/03      25.00          10     2,850
FMC Corporation                            04/17/03      25.00          15     5,550
FMC Corporation                            04/17/03      30.00          10     1,100
Foot Locker, Inc.                          05/16/03      10.00           5       725
Forest Oil Corporation                     02/21/03      30.00           5       275
Goldcorp, Inc.                             01/17/03      12.50           5       375
Goldcorp, Inc.                             02/21/03      12.50           5       700
Goldcorp, Inc.                             04/17/03      12.50           5     1,025
Goldcorp, Inc.                             04/17/03      15.00           5       575
Harmony Gold Mining
  Company, Ltd. ADR                        01/17/03      15.00          10     2,000
Harmony Gold Mining
  Company, Ltd. ADR                        01/17/03      17.50          15     1,125
Harmony Gold Mining
  Company, Ltd. ADR                        02/21/03      17.50           5       850
Harmony Gold Mining
  Company, Ltd. ADR                        02/21/03      20.00          10       900
Headwaters, Inc.                           01/17/03      17.50           5        75
Headwaters, Inc.                           02/21/03      12.50          10     3,100
Headwaters, Inc.                           02/21/03      15.00          30     4,800
Helmerich & Payne, Inc.                    03/21/03      30.00          10     1,050
IDX Systems Corporation                    01/17/03      15.00           5     1,000
IDX Systems Corporation                    02/21/03      12.50          10     4,900
IDX Systems Corporation                    02/21/03      15.00           5     1,550


--------------------------------------------------------------------------------

DECEMBER 31, 2002


8. OPTIONS WRITTEN (CONTINUED)

SERIES Q CALL OPTIONS WRITTEN (CONTINUED)

                                         Expiration   Exercise   Number of   Market
Common Stock                                Date       Price     Contracts    Value
------------                             ----------   --------   ---------   -------
IDX Systems Corporation                    02/21/03   $  17.50          50   $ 5,000
IDX Systems Corporation                    05/16/03      17.50          10     1,800
IDX Systems Corporation                    05/16/03      20.00          20     2,300
J. Jill Group, Inc.                        01/17/03      15.00          20       700
J. Jill Group, Inc.                        02/21/03      15.00          10     1,200
J. Jill Group, Inc.                        03/21/03      12.50          10     2,550
J. Jill Group, Inc.                        03/21/03      15.00          10     1,450
J. Jill Group, Inc.                        06/20/03      15.00           5     1,000
J. Jill Group, Inc.                        06/20/03      17.50           5       600
JDA Software Group, Inc.                   01/17/03       7.50          30     6,300
JDA Software Group, Inc.                   01/17/03      10.00          15       525
Manor Care, Inc.                           01/17/03      17.50          10     1,400
Manor Care, Inc.                           01/17/03      20.00           5        50
Manor Care, Inc.                           02/21/03      20.00           5       325
Manor Care, Inc.                           05/16/03      20.00           5       650
Meridian Gold, Inc.                        01/17/03      17.50          10     1,000
Meridian Gold, Inc.                        02/21/03      17.50           5       925
MPS Group, Inc.                            01/17/03       5.00          10       550
Newfield Exploration Company               03/21/03      35.00          20     4,400
Noble Energy, Inc.                         02/21/03      30.00           5     3,750
Noble Energy, Inc.                         02/21/03      35.00           5     1,600
Noble Energy, Inc.                         02/21/03      40.00           5       325
Noble Energy, Inc.                         05/16/03      40.00          15     2,625
Oceaneering International, Inc.            01/17/03      22.50          15     3,825
Oceaneering International, Inc.            01/17/03      30.00           5       125
Oceaneering International, Inc.            02/21/03      25.00           5       650
Oceaneering International, Inc.            04/17/03      25.00           5     1,175
OM Group, Inc.                             01/17/03       5.00          35     6,475
OM Group, Inc.                             01/17/03       7.50          55     1,650
OM Group, Inc.                             04/17/03       5.00          10     2,350
OM Group, Inc.                             04/17/03       7.50          15     1,725
OM Group, Inc.                             04/17/03      10.00          10       450
Omnicare, Inc.                             02/21/03      22.50           5       950
Omnicare, Inc.                             03/21/03      22.50           5     1,150
Omnicare, Inc.                             03/21/03      25.00           5       475
OraSure Technologies, Inc.                 01/17/03       5.00           5       475
OraSure Technologies, Inc.                 04/17/03       5.00          30     4,350
OraSure Technologies, Inc.                 04/17/03       7.50          10       500
OraSure Technologies, Inc.                 07/18/03       5.00           5       800
Peabody Energy Corporation                 03/21/03      25.00          15     6,900
Pegasus Solutions, Inc.                    01/17/03      10.00          10       450
Pegasus Solutions, Inc.                    04/17/03      10.00          15     2,100
R. H. Donnelley Corporation                02/21/03      25.00          35    15,400
R. H. Donnelley Corporation                05/16/03      25.00          15     7,200
R. H. Donnelley Corporation                05/16/03      30.00          15     2,925
Remington Oil & Gas
  Corporation                              02/21/03      15.00          15     2,625
Remington Oil & Gas
  Corporation                              05/16/03      15.00           5     1,200
ShopKo Stores, Inc.                        01/17/03      17.50           5       125
ShopKo Stores, Inc.                        03/21/03      12.50           5       900
ShopKo Stores, Inc.                        03/21/03      20.00           5        25
Smith International, Inc.                  01/17/03      35.00           5       250
Smith International, Inc.                  01/17/03      37.50           5        50
Smith International, Inc.                  04/17/03      35.00           5     1,250
Steel Dynamics, Inc.                       01/17/03      12.50           5        75
Steel Dynamics, Inc.                       02/21/03      12.50           5       250
Steel Dynamics, Inc.                       02/21/03      15.00           5       100
Stone Energy Corporation                   01/17/03      30.00          15     4,950
Stone Energy Corporation                   03/21/03      35.00          15     2,175
Too, Inc.                                  01/17/03      22.50           5       775
Too, Inc.                                  02/21/03      22.50           5     1,250
Too, Inc.                                  02/21/03   $  25.00          35   $ 3,850
United States Steel Corporation            01/17/03      10.00           5     1,500
United States Steel Corporation            01/17/03      12.50          15     1,275
United States Steel Corporation            04/17/03      12.50          15     2,400
United States Steel Corporation            04/17/03      15.00          10       500
Wolverine World Wide, Inc.                 03/21/03      15.00           5       600
Wolverine World Wide, Inc.                 03/21/03      17.50           5       100
York International Corporation             01/17/03      22.50           5     1,450
York International Corporation             02/21/03      22.50          10     3,100
York International Corporation             02/21/03      25.00          45     6,525
York International Corporation             05/16/03      25.00          10     2,200
                                                                            --------
     Total call options outstanding (premiums received, $276,584)           $230,850
                                                                            ========

Transactions in options written for Series Q for the year ended December 31, 2002 were as follows:

CALL OPTIONS WRITTEN

                               Number of       Premium
                               Contracts       Amount
                               ----------    ----------
Balance at December 31, 2001        2,420    $  617,557
Opened                             13,559     2,900,844
Bought Back                       (12,034)   (2,779,069)
Expired                            (1,727)     (295,420)
Exercised                            (833)     (167,328)
                               ----------    ----------
Balance at December 31, 2002        1,385    $  276,584
                               ==========    ==========

PUT OPTIONS WRITTEN

                               Number of     Premium
                               Contracts     Amount
                               ---------    ---------
Balance at December 31, 2001           5    $   1,485
Opened                                90       19,209
Bought Back                          (70)     (15,285)
Expired                               --           --
Exercised                            (25)      (5,409)
                               ---------    ---------
Balance at December 31, 2002          --    $      --
                               =========    =========

     The following options written were outstanding for Series V at December 31, 2002:

CALL OPTIONS WRITTEN

                                 Expiration     Exercise    Number of   Market
Common Stock                        Date          Price     Contracts   Value
------------                     ----------     --------    ---------   ------
Minerals Technologies, Inc.        04/17/03     $  45.00          200   $49,000
                                                                        -------
Total call options outstanding (premiums received, $57,398)             $49,000
                                                                        =======

PUT OPTIONS WRITTEN

                                 Expiration     Exercise    Number of    Market
Common Stock                        Date          Price     Contracts    Value
------------                     ----------     --------    ---------   --------
Linens 'n Things, Inc.             01/17/03     $  25.00          296   $ 71,040
Potash Corporation of
Saskatchewan, Inc.                 01/17/03        60.00          130      5,200
Shaw Group, Inc.                   01/17/03        12.50          500     25,000
                                                                        --------
Total put options outstanding (premiums received, $154,932)             $101,240
                                                                        ========

     Transactions in options written for Series V for the year ended December 31, 2002 were as follows:

CALL OPTIONS WRITTEN

                               Number of     Premium
                               Contracts     Amount
                               ---------    ---------
Balance at December 31, 2001         615    $ 110,371
Opened                             2,670      488,242
Bought Back                           --           --
Expired                           (1,750)    (319,115)
Exercised                         (1,335)    (222,100)
                               ---------    ---------
Balance at December 31, 2002         200    $  57,398
                               =========    =========


--------------------------------------------------------------------------------

DECEMBER 31, 2002


8. OPTIONS WRITTEN (CONTINUED)

SERIES V PUT OPTIONS WRITTEN

                               Number of       Premium
                               Contracts       Amount
                               ----------    ----------
Balance at December 31, 2001          251    $   61,605
Opened                              7,767     1,147,174
Bought Back                          (525)     (109,559)
Expired                            (2,032)     (332,582)
Exercised                          (4,535)     (611,706)
                               ----------    ----------
Balance at December 31, 2002          926    $  154,932
                               ==========    ==========

9. FEDERAL TAX MATTERS

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to interest income accrued for defaulted and variable rate securities for tax purposes and differing book and tax amortization methods for premium and market discount. To the extent these differences are permanent differences, adjustments are made to the appropriate equity accounts in the period that the differences arise. The following adjustments were made to the Statement of Assets and Liabilities to reflect permanent differences:

           ACCUMULATED     UNDISTRIBUTED
           NET REALIZED    NET INVESTMENT
           GAIN (LOSS)         INCOME        PAID-IN-CAPITAL
           ------------    --------------    ---------------
Series D   $    627,680    $     (475,852)   $      (151,828)
Series E      6,046,313          (193,516)        (5,852,797)
Series G             --            93,551            (93,551)
Series I       (127,874)          127,874                 --
Series J          1,061         2,055,825         (2,056,886)
Series N          5,244            (5,244)                --
Series P         31,052           (73,600)            42,548
Series Q        (50,002)          392,830           (342,828)
Series S             --             2,881             (2,881)
Series T             --           189,195           (189,195)
Series W            644              (644)                --
Series X             --           521,493           (521,493)
Series Y             --            74,211            (74,211)

     At December 31, 2002, the following funds have capital loss carryovers and deferred post-October losses to offset future realized capital gains as follows:

                                                     DEFERRED
                       CAPITAL LOSS                POST-OCTOBER
                        CARRYOVERS    EXPIRES IN      LOSSES
                       ------------   ----------   ------------
Series A               $ 28,163,255         2009   $ 13,465,288
Series B               $220,447,557         2008   $ 14,734,104
                          5,057,813         2009
                         87,172,720         2010
                       ------------
                       $312,678,090
                       ============
Series D               $ 12,402,339         2009   $  3,517,259
                         26,609,552         2010
                       ------------
                       $ 39,011,891
                       ============
Series E               $    427,622         2004             --
                          3,286,357         2005
                            389,008         2007
                          9,322,945         2008
                            680,786         2010
                       ------------
                       $ 14,106,718
                       ============
Series G               $     80,073         2008   $    254,733
                          9,976,892         2009
                          4,762,728         2010
                       ------------
                       $ 14,819,693
                       ============
Series H               $    588,735         2008   $  3,704,732
                          2,046,119         2009
                          3,351,705         2010
                       ------------
                       $  5,986,559
                       ============
Series I               $    872,084         2008             --
                          3,709,592         2009
                          3,502,191         2010
                       ------------
                       $  8,083,867
                       ============
Series J               $ 12,372,117         2010   $  9,310,788
Series N               $    240,046         2009   $    282,544
                          3,450,551         2010
                       ------------
                       $  3,690,597
                       ============
Series P               $    452,492         2007             --
                            628,276         2008
                          1,384,178         2009
                          1,081,601         2010
                       ------------
                       $  3,546,547
                       ============
Series Q                         --           --   $  1,043,254
Series S               $  4,851,442         2009             --
                          3,634,862         2010
                       ------------
                       $  8,486,304
                       ============
Series T               $     68,476         2008             --
                         10,040,453         2009
                          8,108,217         2010
                       ------------
                       $ 18,217,146
                       ============
Series W               $     46,888         2008   $    564,481
                          3,823,461         2009
                          4,844,192         2010
                       ------------
                       $  8,714,541
                       ============
Series X               $ 11,328,093         2008             --
                         41,764,811         2009
                          9,772,253         2010
                       ------------
                       $ 62,865,157
                       ============
Series Y               $     91,338         2007   $    332,023
                          4,034,029         2008
                          5,673,178         2009
                          5,905,423         2010
                       ------------
                       $ 15,703,968
                       ============



--------------------------------------------------------------------------------

DECEMBER 31, 2002

9. Federal tax matters (continued)

     The income dividends paid by the Funds are taxable as ordinary income on the shareholder's tax return. The portion of ordinary income of dividends (including net short-term capital gains) attributed to the fiscal year ended December 31, 2002 that qualified for the dividends received deduction, if any, for corporate shareholders in accordance with the provisions of the Internal Revenue code for each series was as

Series A ...........   100%
Series B ...........   100%
Series D ...........   100%
Series H ...........   100%
Series I ...........    48%
Series N ...........    33%
Series O ...........   100%
Series P ...........     1%
Series S ...........   100%
Series V ...........    48%
Series W ...........   100%

     For federal income tax purposes, Series J, O, Q and V hereby designate $24,431,773, $4,477,197, $2,945,948 and $11,570,199 respectively as capital gain dividends for the fiscal year ended December 31, 2002.

--------------------------------------------------------------------------------

     The tax character of distributions paid during the year ended December 31, 2002 and the year ended December 31, 2001 was the same as financial statement purposes, except for the following series:

Distributions from:

                        ORDINARY       LONG-TERM                     RETURN
                         INCOME      CAPITAL GAIN     SUBTOTAL     OF CAPITAL      TOTAL
                       -----------   ------------   ------------   ----------   ------------
2002
Series O ...........   $ 4,749,665   $  4,477,197   $  9,226,862           --   $  9,226,862

                        ORDINARY       LONG-TERM                     RETURN
                         INCOME      CAPITAL GAIN     SUBTOTAL     OF CAPITAL      TOTAL
                       -----------   ------------   ------------   ----------   ------------
2001
Series A ...........   $ 1,762,351   $105,549,120   $107,311,471   $       --   $107,311,471
Series D ...........    14,851,469     64,694,687     79,546,156      161,576     79,707,732
Series J ...........       242,238     74,974,041     75,216,279           --     75,216,279
Series N ...........     2,620,756      6,574,774      9,195,530           --      9,195,530
Series O ...........     3,607,355     15,343,958     18,951,313           --     18,951,313
Series Q ...........       753,812        435,120      1,188,932           --      1,188,932
Series S ...........            --     10,986,247     10,986,247           --     10,986,247
Series V ...........     2,941,517      3,174,166      6,115,683           --      6,115,683
Series W ...........        42,022             --         42,022        4,315         46,337

     As of December 31, 2002, the components of distributable earnings on a tax basis were the same as financial statement purposes except for the following series:

                       UNDISTRIBUTED   UNDISTRIBUTED    ACCUMULATED       UNREALIZED
                         ORDINARY        LONG-TERM      CAPITAL AND      APPRECIATION
                          INCOME           GAIN        OTHER LOSSES     (DEPRECIATION)
                       -------------   -------------   -------------    --------------
Series A ...........   $     228,727              --   $ (41,628,543)   $   (1,802,118)
Series B ...........         167,744              --    (327,412,194)      (50,588,437)
Series D ...........         134,358              --     (42,529,150)      (46,670,775)
Series E ...........       8,490,049              --     (14,106,718)        5,982,000
Series G ...........              --              --     (15,074,426)       (8,674,589)
Series H ...........           4,215              --      (9,691,291)       (9,624,968)
Series I ...........             174              --      (8,083,867)       (1,284,234)
Series J ...........              --              --     (21,682,905)      (66,472,323)
Series N ...........          52,469              --      (3,973,141)       (6,097,838)
Series O ...........         260,830       1,474,867              --       (25,565,585)
Series P ...........         141,103              --      (3,546,547)       (5,362,250)
Series Q ...........              --         473,211      (1,043,254)       (4,645,719)
Series T ...........              --              --     (18,217,146)       (2,700,635)
Series V ...........           9,890       2,941,249              --       (12,522,721)
Series W ...........             801              --      (9,279,022)       (4,726,118)
Series X ...........              --              --     (62,865,157)          819,161

     The difference between book basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on certain forward foreign currency contracts, passive foreign investment companies and certain securities that were appreciated at January 1, 2001.



--------------------------------------------------------------------------------

DECEMBER 31, 2002


10. SECURITIES LENDING TRANSACTIONS

     Certain Series of the Fund loan common stocks in order to generate additional income. Each Series receives cash as collateral, which is invested in a money market mutual fund sponsored by the borrower. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially. The market value of the securities on loan and the amount of cash received as collateral as of December 31, 2002, were as follows:

                                                    MARKET VALUE OF COLLATERAL
                            MARKET VALUE OF          (MONEY MARKET INSTRUMENT)
                           LOANED SECURITIES       PURCHASED WITH CASH RECEIVED
                           -----------------       ----------------------------
Series D                      $18,803,392                  $19,769,310
Series G                          432,209                      448,262
Series I                        1,544,996                    1,626,759
Series N                        6,399,911                    6,603,110
Series O                        3,365,449                    3,491,615
Series T                        1,044,152                    1,122,960
Series W                        4,136,525                    4,310,485

11. ACQUISITION OF SERIES M OF SBL FUND

     Pursuant to a plan of reorganization approved by the stockholders of Series M of SBL Fund, Series D of SBL Fund acquired all the net assets of Series M on August 27, 2002, which totalled $21,193,474. A total of 2,721,578 shares of Series M were exchanged for 4,007,768 shares of Series D immediately after the closing date. This exchange qualified as a tax-free reorganization under Section 368(a)(1)(c) of the Internal Revenue Code. Series M's net assets included $1,460,253 of unrealized depreciation, $116,091 of accumulated net investment income and $5,330,323 of accumulated realized loss on sale of investments. The aggregate net assets of Series D immediately before the acquisition totalled $324,484,944 and following the acquisition, the combined net assets of Series D totalled $345,678,417.

12. ACQUISITION OF SERIES L OF SBL FUND

     Pursuant to a plan of reorganization approved by the stockholders of Series L of SBL Fund, Series G of SBL Fund acquired all the net assets of Series L on August 27, 2002, which totalled $13,473,772. A total of 2,585,908 shares of Series L were exchanged for 2,576,019 shares of Series G immediately after the closing date. This exchange qualified as a tax-free reorganization under Section 368(a)(1)(c) of the Internal Revenue Code. Series L's net assets included $2,904,086 of unrealized depreciation, $9,927,454 of accumulated realized loss on sale of investments and $53,507 of net investment loss. The aggregate net assets of Series G immediately before the acquisition totalled $14,165,336 and following the acquisition, the combined net assets of Series G totalled $27,639,108.

13. ACQUISITION OF SERIES K OF SBL FUND

     Pursuant to a plan of reorganization approved by the stockholders of Series K of SBL Fund, Series P of SBL Fund acquired all the net assets of Series K on August 27, 2002, which totalled $17,345,166. A total of 1,940,550 shares of Series K were exchanged for 1,342,764 shares of Series P immediately after the closing date. This exchange qualified as a tax-free reorganization under Section 368(a)(1)(c) of the Internal Revenue Code. Series K's net assets included $970,128 of unrealized depreciation, $99,110 of accumulated net investment income and $1,382,737 of accumulated realized loss on sale of investments. The aggregate net assets of Series P immediately before the acquisition totalled $26,979,328 and following the acquisition, the combined net assets of Series P totalled $44,324,494.



--------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS

TO THE CONTRACTHOLDERS AND BOARD OF DIRECTORS
SBL FUND

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of SBL Fund (comprised of Series A, B, C, D, E, G, H, I, J, N, O, P, Q, S, T, V, W, X and Y portfolios) (the Fund) as of December 31, 2002, and the related statements of operations for the year then ended, changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2002, by correspondence with the custodians and brokers. As to certain securities relating to uncompleted transactions, we performed other audit procedures. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Fund at December 31, 2002, and the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States.

                             /s/ ERNST & YOUNG LLP

Kansas City, Missouri
February 7, 2003


--------------------------------------------------------------------------------
                                      155

                    SPECIAL STOCKHOLDERS MEETING (UNAUDITED)

     A special meeting of the stockholders of Series K, Series L, Series M, and Series Y, of SBL Fund was held on August 20, 2002. Each matter voted upon at the meeting, as well as the number of votes cast for, against or withheld, and the number of abstentions with respect to such matters are set forth below:

     (1) The approval of a plan of reorganization providing for the acquisition of all of the assets and liabilities of SBL Fund,Series M ("Global Total Return Fund") by SBL Fund, Series D ("Global Fund") solely in exchange for shares of the Global Fund, followed by the complete liquidation of the Global Total Return Fund. The following votes were cast regarding this matter:


                                                           VOTES
                                   VOTES                  AGAINST/
                                    FOR                 ABSTENTIONS
                                 ---------              -----------
SBL Fund, Series M               2,492,803               230,931

     (2) The approval of a plan of reorganization providing for the acquisition of all of the assets and liabilities of SBL Fund, Series L ("Capital Growth Fund") by SBL Fund, Series G ("Large Cap Growth Fund") solely in exchange for shares of the Large Cap Growth Fund, followed by the complete liquidation of the Capital Growth Fund. The following votes were cast regarding this matter:


                                                           VOTES
                                   VOTES                  AGAINST/
                                    FOR                 ABSTENTIONS
                                 ---------              -----------
SBL Fund, Series L               2,457,557               267,065

     (3) The approval of a plan of reorganization providing for the acquisition of all of the assets and liabilities of SBL Fund,Series K ("Global Strategic Income Fund") by SBL Fund, Series P ("High Yield Fund") solely in exchange for shares of the High Yield Fund, followed by the complete liquidation of the Global Strategic Income Fund. The following votes were cast regarding this matter:


                                                           VOTES
                                   VOTES                  AGAINST/
                                    FOR                 ABSTENTIONS
                                 ---------              -----------
SBL Fund, Series K               1,515,580               181,762


     (4) The approval of a proposal to change SBL Fund, Series Y ("Select 25") from a diversified to a non-diversified fund. The following votes were cast regarding this matter:


                                                           VOTES
                                   VOTES                  AGAINST/
                                    FOR                 ABSTENTIONS
                                 ---------              -----------
SBL Fund, Series Y               3,898,659               1,288,395



--------------------------------------------------------------------------------
                                       156

DIRECTOR DISCLOSURE
DECEMBER 31, 2002


                                                                                                                      NUMBER OF
                                                                              PRINCIPAL                               PORTFOLIOS IN
NAME,                          POSITION(S)        TERM OF                     OCCUPATION(S)                           FUND COMPLEX
ADDRESS AND                    HELD WITH          OFFICE AND                  DURING THE PAST                         OVERSEEN BY
AGE                            THE FUND           LENGTH OF TIME SERVED       5 YEARS                                 THE DIRECTOR
-----------                    --------           ---------------------       ---------------                         ------------
Donald A. Chubb, Jr.           Director**         1994 to present***          Business broker,                            36
One Security Benefit Place                                                    Griffith & Blair Realtors
Topeka, KS 66636-0001                                                         Manager, Star Sign,Inc.
55

Penny A. Lumpkin               Director**         1993 to present***          President, Vivian's Gift Shop               36
One Security Benefit Place                                                    Vice President, Palmer
Topeka, KS 66636-0001                                                         Companies, Inc. Vice President,
62                                                                            Bellairre  Shopping Center
                                                                              Partner, Goodwin Ent.
                                                                              Partner, PLB
                                                                              Partner, Town Crier
                                                                              Vice President and Treasurer,
                                                                              Palmer News, Inc.
                                                                              Vice President, M/S News, Inc.
                                                                              Secretary, Kansas City Periodicals

Mark L. Morris, Jr.            Director**         1991 to present***          Independent Investor, Morris Co.            36
One Security Benefit Place                                                    Partner, Mark Morris Associates
Topeka, KS 66636-0001
67

Maynard F. Oliverius           Director           1998 to present***          President & CEO, Stormont Vail              36
One Security Benefit Place                                                    HealthCare
Topeka, KS 66636-0001
58

John D. Cleland                Chairman of the    February 2000 to present    Sr. Vice President and Managing Member      36
One Security Benefit Place     Board Director*    1991 to present***          Representative, Security Management
Topeka, KS 66636-0001                                                         Company, LLC Sr. Vice President,
65                                                                            Security Benefit Group, Inc.
                                                                              Sr. Vice President, Security
                                                                              Benefit Life Insurance Co.
                                                                              Director & Vice President, Security
                                                                              Distributors, Inc.

James R. Schmank               President          February 2000 to present    President and Managing                      36
One Security Benefit Place     Director*          1997 to present***          Member Representative, Security
Topeka, KS 66636-0001                                                         Management Company, LLC Sr. Vice
48                                                                            President, Security Benefit Group,
                                                                              Inc. Sr. Vice President,
                                                                              Security Benefit Life
                                                                              Insurance Co. Director, Security
                                                                              Distributors, Inc.


*These directors are deemed to be "interested persons" of the Funds under the Investment Company Act of 1940, as amended, by reason of their positions with the Funds' Investment Manager and/or the parent of the Investment Manager.

**These directors serve on the Funds' joint audit committee, the purpose of which is to meet with the independent auditors, to review the work of the auditors, and to oversee the handling by Security Management Company, LLC of the accounting function for the Funds.

***Term is until the next annual meeting, or until their successors shall have been duly elected and qualified.




The statement of additional information ("SAI") includes additional information about the Fund Directors and is available upon request without charge by calling 1-800-888-2461.
--------------------------------------------------------------------------------
                                       157

SECURITY FUNDS
OFFICERS AND DIRECTORS

DIRECTORS

Donald A. Chubb, Jr.
John D. Cleland
Penny A. Lumpkin
Mark L. Morris, Jr., D.V.M.
Maynard F. Oliverius
James R. Schmank

OFFICERS

John D. Cleland,
  Chairman of the Board
James R. Schmank,
  President
Terry A. Milberger,
  Vice President
Cindy L. Shields,                This report is submitted for the general
  Vice President                 information of the contractholders investing
Steven M. Bowser,                in the Fund. The report is not authorized
  Vice President                 for distribution to prospective investors
James P. Schier,                 unless preceded or accompanied by an
  Vice President                 effective prospectus of the Fund which
Thomas A. Swank,                 contains details concerning sales charges
  Vice President                 and other pertinent information.
Amy J. Lee,
  Secretary
Christopher D. Swickard,
  Assistant Secretary
Brenda M. Harwood,
  Treasurer








                                                        ----------------
                                                            PRESORTED
----------------------------------                          STANDARD
[LOGO] SECURITY DISTRIBUTORS, INC.                       US POSTAGE PAID
----------------------------------                        PERMIT #3602
                                                        BERWYN, IL 60402
One Security Benefit Place                              ----------------
Topeka, KS 66636-0001




SDI 425 (R2-03)                                                      46-04258-00